1933 Act File No. 002-96990
1940 Act File No. 811-04279

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	□
Post-Effective Amendment No. 73	☒
And/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 71

Securian Funds Trust
(Exact Name of Registrant as Specified in Charter)

400 Robert Street North, St. Paul, Minnesota 55101-2098
(Address of Principal Executive Offices) (Zip Code)
(651) 665-3500
(Registrant’s Telephone Number, including Area Code)

Copy to:
Alan P. Goldberg
Stradley Ronon Stevens & Young, LLP
191 North Wacker Drive, Suite 1601
Chicago, Illinois 60606
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
□	immediately upon filing pursuant to paragraph (b)
☒	on May 3, 2021 pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
□	75 days after filing pursuant to paragraph (a)(2)
□	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Securian Funds Trust
Prospectus dated May 1, 2021
▲	SFT Balanced Stabilization Fund (formerly SFT Dynamic Managed Volatility Fund)
▲	SFT Core Bond Fund – Class 1 and Class 2
▲	SFT Equity Stabilization Fund (formerly SFT Managed Volatility Equity Fund)
▲	SFT Government Money Market Fund
▲	SFT Index 400 Mid-Cap Fund – Class 1 and Class 2
▲	SFT Index 500 Fund – Class 1 and Class 2
▲	SFT International Bond Fund – Class 1 and Class 2
▲	SFT Ivysm Growth Fund
▲	SFT Ivysm Small Cap Growth Fund
▲	SFT Real Estate Securities Fund – Class 1 and Class 2
▲	SFT T. Rowe Price Value Fund
▲	SFT Wellington Core Equity Fund – Class 1 and Class 2
As with all mutual funds, the Securities and Exchange Commission has not determined that the information in this prospectus is accurate or complete, nor has it approved the Trust’s securities. It is a criminal offense to state otherwise.

Table of Contents        i

Summary Information
Summary: SFT Balanced Stabilization Fund
(formerly SFT Dynamic Managed Volatility Fund)
SFT Balanced Stabilization Fund: Investment Objective
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% Standard & Poor’s S&P 500® Composite Stock Price Index (the S&P 500® ) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the Benchmark Index).
SFT Balanced Stabilization Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.06%
Acquired Fund Fees and Expenses (1)	0.09%

Total Annual Fund Operating Expenses	0.95%
(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If
Summary Information        1

these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$303	$525	$1,166
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.0% of the average value of its portfolio.
SFT Balanced Stabilization Fund: Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing directly in underlying securities and other investment companies while using hedging techniques to manage portfolio risk and volatility. The Fund will achieve its equity exposure by investing primarily in Class 1 shares of the SFT Index 500 Fund, an affiliated fund in Securian Funds Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the S&P 500®. The companies included in the S&P 500® are generally considered “large companies” (i.e., companies with market capitalizations generally above $10 billion). The Fund may also gain equity exposure by investing in exchange traded funds (ETFs). The Fund’s fixed income allocation will be achieved by purchasing individual fixed income securities that are primarily investment-grade bonds and have other characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Bond Index.
The Fund will invest in derivative instruments, primarily S&P 500® futures contracts, to manage the Fund’s overall volatility. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions or reducing its short positions in such contracts). The Fund may also invest in long and short positions in fixed income exchange traded funds or notes, interest rate swaps, total return swaps and treasury and interest rate futures to achieve its fixed income exposure and manage overall volatility. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annual returns should be within plus or minus 10% of expected returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year or any longer period may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures contracts and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of such contract.
On average, the Fund will target approximately 60% equity-related exposure and 40% fixed income-related exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.
2        Summary Information

In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
SFT Balanced Stabilization Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as the SFT Index 500 Fund, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.
▲  Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.
▲  Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲  Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.
▲  Derivatives Risk – the risk that the Fund’s investment in S&P 500® futures contracts, interest rate swaps, total return swaps, treasury and interest rate futures, options on ETFs, options on index futures, and VIX futures may involve a small investment relative to the amount of risk assumed. The successful use of these derivative instruments may depend on the investment adviser’s ability to predict market movements. Risks include delivery failure, default by the other party (or the exchange) or the inability to close out a position because the trading market becomes illiquid. If the investment adviser is not successful in using derivatives, the Fund’s performance may be worse than if the investment adviser did not use derivatives at all.
▲  Exchange Traded Funds Risk – the risk that ETFs may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.
Summary Information        3

▲  Exchange Traded Notes Risk – the risk that exchange traded notes (ETNs) which are unsecured debt obligations of banks or other financial institutions, may lose some or all of its investment if the issuer of the ETN files bankruptcy and defaults on its obligations or takes other actions that impact the value of the ETN. An ETN’s return is linked to a market index or other benchmark minus applicable fees. Like ETFs, ETNs are traded on exchanges, provide market exposure and are subject to market risk. Unlike ETFs, however, ETNs do not buy or hold assets to replicate or approximate the underlying index, and are subject to the credit risk of the issuer. The value of an ETN may drop, despite no change in the underlying index, due to a downgrade in the issuer’s credit rating.
▲  Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain.
▲  Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Index Performance Risk – the risk that, in connection with the Fund’s investment in the SFT Index 500 Fund, the Fund’s ability to replicate the performance of the S&P 500® through such investment may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500®, the amount and timing of cash flows into and out of the SFT Index 500 Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 500® (or stocks within an industry heavily weighted by the S&P 500®) performs poorly. This is a principal risk of the SFT Index 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲  Large Company Risk – the risk that a portfolio of large capitalization company securities may underperform the market as a whole. This is a principal risk of the SFT Index 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
▲  LIBOR Risk – the risk that the Fund may be exposed to financial instruments that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. These financial instruments may include derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the
4        Summary Information

administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed on existing LIBOR-based investments. These effects could occur prior to the end of the transition. Any of these factors may adversely affect the Fund’s performance or net asset value (“NAV”).
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Managed Volatility Strategy Risk – the risk that the Fund’s investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.
▲  Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of both the SFT Index 500 Fund, in which the Fund invests, and of an investment in the Fund.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Summary Information        5

▲  Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole. This is a principal risk of both the SFT Index 500 Fund, in which the Fund invests, and of an investment in the Fund.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.
▲  Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.
▲  Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
SFT Balanced Stabilization Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the Fund’s benchmark index and its component broad based indices. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. As such, Securian Asset Management, Inc. (Securian AM) and the Trust, on behalf of the Fund, entered into an Expense Limitation Agreement for the period dated May 1, 2013, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. Expiration of the Expense Limitation Agreement will impact expenses which may negatively impact performance. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
6        Summary Information

Calendar Year Total Returns
Best Quarter
1Q '19 | 9.17%
Worst Quarter
4Q '18 | -7.99%

Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	Inception
Balanced Stabilization Fund (inception 5/1/13)	10.67%	10.74%	8.50%
60% S&P 500® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	14.73%	11.11%	9.93%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	14.09%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.33%
Summary Information        7

SFT Balanced Stabilization Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Craig M. Stapleton Senior Vice President and Portfolio Manager, Securian AM	May 1, 2013
Jeremy P. Gogos, Ph.D. Vice President and Portfolio Manager, Securian AM	June 1, 2017
Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
8        Summary Information

Summary: SFT Core Bond Fund
SFT Core Bond Fund: Investment Objective
The Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.
SFT Core Bond Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.08%	0.08%

Total Annual Fund Operating Expenses	0.48%	0.73%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$49	$154	$269	$604
Class 2	$75	$233	$406	$906
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 93.0% of the average value of its portfolio.
Summary Information        9

SFT Core Bond Fund: Principal Investment Strategies
The Fund invests primarily in a variety of investment-grade debt securities. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (including any borrowings for investment purposes) in bonds (for this purpose, “bonds” includes any debt security). These debt securities include, among other things, investment-grade corporate and mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Association), investment-grade asset-backed securities and other debt obligations of U.S. banks or savings and loan associations. The Fund may invest in investment-grade debt securities issued by domestic companies in a variety of industries. The Fund may also invest in securities whose disposition is restricted under the federal securities laws. Examples may include certain bonds that are only available to institutional buyers.
The Fund may also invest in non-government securities, which may include but are not limited to securities issued by non-government entities secured by obligations of residential mortgage borrowers. Non-government securities also may include asset-backed securities (which may include but are not limited to interests in auto, rail cars, shipping containers, credit card, manufactured housing and/or other consumer loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans and receivables). Investments by the Fund may be long-term, intermediate-term or short-term debt securities.
In selecting securities, the Fund’s investment adviser considers factors such as, but not limited to, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities.
SFT Core Bond Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a debt security, an asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.
▲  Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower than anticipated prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.
▲  Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates.
10        Summary Information

In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  LIBOR Risk – the risk that the Fund may be exposed to financial instruments that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. These financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed on existing LIBOR-based investments. These effects could occur prior to the end of the transition. Any of these factors may adversely affect the Fund’s performance or net asset value (“NAV”).
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Mortgage-Related and Other Asset-Backed Securities Risk – the risk that mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
▲  Non-Government Securities Risk – the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and
Summary Information        11

acting as instrumentalities of the U.S. government. These securities may include but are not limited to securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Prepayment Risk – the risk that falling interest rates could cause prepayments of securities to occur more quickly than expected, causing the Fund to reinvest the proceeds in other securities with generally lower interest rates.
▲  Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.
▲  Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.
SFT Core Bond Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
12        Summary Information

Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
2Q '20 | 6.47%
Worst Quarter
1Q '20 | -2.81%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares. Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio.
Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	10 Years
Core Bond Fund — Class 1	7.15%	5.01%	4.73%
Core Bond Fund — Class 2	6.88%	4.75%	4.46%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%
Summary Information        13

SFT Core Bond Fund: Management
The Fund is advised by Securian Asset Management, Inc. (Securian AM). The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Thomas B. Houghton Senior Vice President and Portfolio Manager, Securian AM	April 29, 2005
Daniel A. Henken Vice President and Portfolio Manager, Securian AM	December 1, 2017
Lena S. Harhaj Vice President and Portfolio Manager, Securian AM	May 1, 2018
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
14        Summary Information

Summary: SFT Equity Stabilization Fund
(formerly SFT Managed Volatility Equity Fund)
SFT Equity Stabilization Fund: Investment Objective
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index (the Benchmark Index).
SFT Equity Stabilization Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.08%
Acquired Fund Fees and Expenses (1)	0.19%

Total Annual Fund Operating Expenses	1.07%
(1)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$109	$340	$590	$1,306
Summary Information        15

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.1% of the average value of its portfolio.
SFT Equity Stabilization Fund: Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing in other funds or directly in underlying securities while using hedging techniques to manage portfolio risk and volatility. Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund may invest in equity securities issued by, that invest in, or that derive their value from companies of any size or market capitalization. On average, the Fund aims to invest approximately 30% of its assets in ETFs or other securities that directly invest some of their assets in foreign securities, primarily from issuers in developed countries. The Fund also invests a portion of its assets in cash or cash equivalent debt instruments.
As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. For the purposes of this Fund, “effective equity exposure” means the Fund’s equity investments plus any increase or reduction in exposure to equity markets due to the Fund’s investments in S&P 500® futures contracts or other derivatives. The Fund seeks to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund seeks to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund seeks to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annual returns should be within plus or minus 10% of expected returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures, and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of the Fund’s total asset value.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
16        Summary Information

SFT Equity Stabilization Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as an ETF, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.
▲  Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.
▲  Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲  Concentration Risk – the risk that to the extent that the Fund’s portfolio or the portfolio of a fund or an ETF in which the Fund invests, reflects concentration in the securities of issuers in a particular region, market, industry, group of industries, country, group of countries, sector or asset class, the Fund or a fund or an ETF in which the Fund invests may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, market, industry, group of industries, country, group of countries, sector or asset class. This is a principal risk of the funds and ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Credit Risk – the risk that the Fund may lose some or all of its investment, including both principal and interest, because an issuer of a security or fixed income obligation will not make payments on the security or obligation when due, as well as the risk that the credit quality of a security may be lowered, resulting in a lower price, greater volatility and reduced liquidity for such security.
▲  Derivatives Risk – the risk that the Fund’s investment in S&P 500® futures contracts and other derivatives may involve a small investment relative to the amount of risk assumed. The successful use of these derivative instruments may depend on the investment adviser’s ability to predict market movements. Risks include delivery failure, default by the other party (or the exchange) or the inability to close out a position because the trading market becomes illiquid. If the investment adviser is not successful in using derivatives, the Fund’s performance may be worse than if the investment adviser did not use derivatives at all.
▲  Exchange Traded Funds Risk – the risk that ETFs in which the Fund may invest may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track. In addition, there are brokerage commissions paid in connection with buying or selling ETF shares and ETFs have management
Summary Information        17

fees and other expenses. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. This is a principal risk of certain ETFs in which the Fund may invest, and an indirect risk of an investment in the Fund.
▲  Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain. Among other things, these negative effects can occur if the market moves in a direction that the Fund’s investment adviser does not expect or the Fund cannot close out its position in a hedging instrument.
▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲  Leveraging Risk – the risk that certain transactions of the Fund, such as transactions in derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Managed Volatility Strategy Risk – the risk that the Fund’s investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in underlying securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.
18        Summary Information

▲  Market Risk – the risk that Fund investments are subject to adverse trends in capital markets. This is a principal risk of an investment in the Fund and in the ETFs in which the Fund may invest.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Passive Investment Risk – the risk that, because they are not actively managed, the ETFs in which the Fund may invest may be affected by a general decline in market segments relating to their respective benchmark indices. An ETF typically invests in securities included in, or representative of, its benchmark index regardless of their investment merits and does not attempt to take defensive positions in declining markets. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund’s investment adviser’s or sub-adviser’s judgment of economic and market policies, trends in investment yields and monetary policy.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.
▲  Short-Term Trading Risk – the risk that the Fund may trade securities frequently and hold securities for one year or less, which will increase the Fund’s transaction costs.
▲  Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may
Summary Information        19

in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
SFT Equity Stabilization Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the Fund’s benchmark index and its component broad based indices. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. As such, Securian Asset Management, Inc. (Securian AM) and the Trust, on behalf of the Fund, entered into an Expense Limitation Agreement for the period, November 15, 2018 through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. Expiration of the Expense Limitation Agreement will impact expenses which may negatively impact performance. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns
Best Quarter
1Q '19 | 7.27%
Worst Quarter
1Q '20 | -9.48%

20        Summary Information

Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	Inception
Equity Stabilization Fund (inception 11/18/15)	-5.35%	4.93%	4.95%
60% S&P 500® Low Volatility Index/20% S&P 500® BMI International Developed Low Volatility Index/ 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index (reflects no deduction for fees, expenses or taxes)	-1.96%	7.76%	8.03%
S&P 500® Low Volatility Index (reflects no deduction for fees, expenses or taxes)	-1.11%	10.51%	10.62%
S&P 500® BMI International Developed Low Volatility Index (reflects no deduction for fees, expenses or taxes)	-8.99%	5.49%	5.59%
Bloomberg Barclays U.S. 3-Month Treasury Bellwether Index (reflects no deduction for fees, expenses or taxes)	0.67%	1.21%	1.19%
SFT Equity Stabilization Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Craig M. Stapleton Senior Vice President and Portfolio Manager, Securian AM	November 18, 2015
Jeremy P. Gogos, Ph.D. Vice President and Portfolio Manager, Securian AM	June 1, 2017
Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
Summary Information        21

Summary: SFT Government Money Market Fund
SFT Government Money Market Fund: Investment Objective
The Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.
SFT Government Money Market Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (1)	0.25%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.13%
Acquired Fund Fees and Expenses (2)	0.01%

Total Annual Fund Operating Expenses	0.64%
Fee Waiver and/or Expense Reimbursement (3)	0.34%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.30%
(1)	Has been restated to reflect current fees.
(2)	Because Acquired Fund Fees and Expenses are not included in the Fund’s Financial Highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of the expenses to average net assets shown in the Financial Highlights table.
(3)	Securian Asset Management, Inc. (Securian AM), the Fund’s investment adviser, has contractually agreed to two arrangements that may impact fund fees and expenses. First, Securian AM has agreed to waive its “management fees” or absorb “other expenses” to ensure the Fund’s total operating expenses after the waiver and/or expense absorption, excluding “acquired fund fees and expenses," will not exceed 0.70% of the average net assets of the Fund. Second, Securian AM has agreed to waive, reimburse, or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Both agreements are effective through April 30, 2022, and renew annually for a full year unless terminated by Securian AM upon at least 30 days' notice prior to the end of the contract term. Securian AM cannot terminate either agreement prior to the end of the contractual term. Both agreements are described in greater detail in the “Detailed Fund Information” section of the Fund’s prospectus.
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
22        Summary Information

The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$31	$171	$323	$766
SFT Government Money Market Fund: Principal Investment Strategies
The Fund intends to maintain a one dollar ($1.00) net asset value per share, although there is no assurance it will be successful in doing so.
The Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances, the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
▲  the U.S. government; or
▲  a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the Securities and Exchange Commission (SEC).
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality. The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.
The Fund’s investments will also comply with the applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds.
SFT Government Money Market Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Government Securities Risk – the risk a fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk, and credit risk.
Summary Information        23

Securities such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk and interest rate risk than interest-paying securities of similar maturities.
▲  Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Inflation Risk – the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the value of the Fund’s dividends.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation will decline due to an increase in market interest rates. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
24        Summary Information

▲  Repurchase Agreement Risk – the risk that if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the Fund, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
SFT Government Money Market Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future. It is expected that the Fund’s future total returns will be lower than historical returns due to the Fund’s conversion to a government money market fund.
Calendar Year Total Returns (a)
Best Quarter
1Q '19 and 2Q '19 | 0.43%
Worst Quarter
1Q '11 thru 2Q '17, and 2Q '20 thru	4Q '20 | 0.00%
(a)	Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio.
Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	10 Years
Government Money Market Fund	0.21%	0.60%	0.30%
Summary Information        25

SFT Government Money Market Fund: Management
The Fund is advised by Securian AM. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Thomas B. Houghton Senior Vice President and Portfolio Manager, Securian AM	August 18, 2003
Lena S. Harhaj Vice President and Portfolio Manager, Securian AM	April 29, 2016
Daniel A. Henken Vice President and Portfolio Manager, Securian AM	January 1, 2020
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
26        Summary Information

Summary: SFT Index 400 Mid-Cap Fund
SFT Index 400 Mid-Cap Fund: Investment Objective
The Fund seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s MidCap 400® Index (the S&P 400®).
SFT Index 400 Mid-Cap Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.16%	0.16%

Total Annual Fund Operating Expenses	0.31%	0.56%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$32	$100	$174	$393
Class 2	$57	$179	$313	$701
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.4% of the average value of its portfolio.
Summary Information        27

SFT Index 400 Mid-Cap Fund: Principal Investment Strategies
The Fund invests its assets in all of the common stocks included in the S&P 400®. The companies included in the S&P 400® are all mid-cap companies. The S&P 400® consists of approximately 400 domestic stocks chosen for market size, liquidity and industry group representation. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 31, 2021, the market capitalizations of companies included in the S&P 400® ranged from $1.6 billion to $16.1 billion. Securian Asset Management, Inc. (Securian AM) uses computer modeling to replicate the index and round off security weightings. Rebalancing generally occurs quarterly.
The Fund attempts to achieve a correlation with the S&P 400® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 400®, and due to changing economic conditions or markets, may invest in less than all of the common stocks included in the S&P 400®. Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 400®.
SFT Index 400 Mid-Cap Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.
▲  Index Performance Risk – the risk that the Fund’s ability to replicate the performance of the S&P 400® may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 400®, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 400® (or stocks within an industry heavily weighted by the S&P 400®) performs poorly.
▲  Market Risk – the risk that equity securities are subject to adverse trends in equity markets.
▲  Mid Size Company Risk – the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact
28        Summary Information

could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Sector Risk – the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.
SFT Index 400 Mid-Cap Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
4Q '20 | 24.20%
Worst Quarter
1Q '20 | -29.75%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares. Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio.
Summary Information        29

Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	10 Years
Index 400 Mid-Cap Fund — Class 1	13.34%	12.01%	11.19%
Index 400 Mid-Cap Fund — Class 2	13.06%	11.73%	10.92%
S&P MidCap 400® Index (reflects no deduction for fees, expenses or taxes)	13.66%	12.35%	11.51%
SFT Index 400 Mid-Cap Fund: Management
The Fund is advised by Securian AM. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
James P. Seifert Portfolio Manager, Securian AM	June 30, 1999
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
30        Summary Information

Summary: SFT Index 500 Fund
SFT Index 500 Fund: Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®).
SFT Index 500 Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.15%	0.15%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.05%	0.05%

Total Annual Fund Operating Expenses	0.20%	0.45%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$20	$64	$113	$255
Class 2	$46	$144	$252	$567
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3.3% of the average value of its portfolio.
Summary Information        31

SFT Index 500 Fund: Principal Investment Strategies
The Fund invests its assets in all of the common stocks included in the S&P 500®. The S&P 500® consists of approximately 500 large cap common stocks which together represent approximately 75% of the value of the total U.S. stock market. The weight of each stock in the index is determined by multiplying the stock price by the number of shares of that stock available for public trading. As of March 31, 2021, the market capitalizations of companies included in the S&P 500® ranged from $4.3 billion to $2,055.7 billion. Securian Asset Management, Inc. (Securian AM) uses computer modeling to replicate the index and round off security weightings. Rebalancing generally occurs quarterly.
The Fund attempts to achieve a correlation with the S&P 500® of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500®. Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 500®.
SFT Index 500 Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.
▲  Index Performance Risk – the risk that the Fund’s ability to replicate the performance of the S&P 500® may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor’s Rating Services calculates the S&P 500®, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees, and other expenses. The Fund’s performance may also be adversely affected if a particular stock in the S&P 500® (or stocks within an industry heavily weighted by the S&P 500®) performs poorly.
▲  Large Company Risk – the risk that a portfolio of large capitalization company securities may underperform the market as a whole.
▲  Market Risk – the risk that equity securities are subject to adverse trends in equity markets.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and
32        Summary Information

may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Sector Risk – the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.
SFT Index 500 Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
2Q '20 | 20.42%
Worst Quarter
1Q '20 | -19.65%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares. Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio.
Summary Information        33

Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	10 Years
Index 500 Fund — Class 1	18.20%	14.98%	13.63%
Index 500 Fund — Class 2	17.91%	14.69%	13.35%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
SFT Index 500 Fund: Management
The Fund is advised by Securian AM. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
James P. Seifert Portfolio Manager, Securian AM	June 30, 1999
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
34        Summary Information

Summary: SFT International Bond Fund
SFT International Bond Fund: Investment Objective
The Fund seeks to maximize current income, consistent with the protection of principal.
SFT International Bond Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.60%	0.60%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.38%	0.38%

Total Annual Fund Operating Expenses	0.98%	1.23%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$100	$312	$542	$1,201
Class 2	$125	$390	$676	$1,489
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.1% of the average value of its portfolio.
Summary Information        35

SFT International Bond Fund: Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Index will be considered a developed country. In addition, under normal market conditions, the Fund will maintain at least 80% of its net assets in U.S. dollar currency exposure. The Fund will invest in both investment grade and below investment grade fixed income securities, and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). The portfolio managers intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The Fund’s investments may include securities of sovereign governments and supranational organizations. The Fund may invest up to 25% of its net assets in convertible debt securities.
The Fund may purchase bonds issued in foreign currencies as well as U.S. dollar-denominated bonds. Under normal market conditions, the Fund’s foreign currency exposure will be primarily hedged back to U.S. dollars through the use of currency forwards or other derivative contracts so that the Fund’s portfolio will maintain at least 80% exposure to the U.S. dollar. While the Fund will maintain at least 80% of its net assets in U.S. dollar currency exposure under normal market conditions, it may also invest in currency forwards or other derivative contracts to gain long or short exposure to foreign currencies in an effort to enhance returns.
The Fund may invest in other derivative instruments, including bond futures, interest rate futures, swaps (including interest rate and total return swaps), credit default swaps (including buying and selling credit default swaps), and options. The Fund may use these derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although the portfolio managers have the flexibility to use these instruments for hedging purposes (subject to the Fund’s policy to maintain at least 80% of its net assets in U.S. dollar currency exposure under normal market conditions) and to enhance total return, they may choose not to for a variety of reasons, even under very volatile market conditions. Derivative investments are taken into account when determining compliance with the Fund’s 80% investment policies.
The Fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries and, unless conditions are deemed to be unfavorable, will invest at least 30% of its assets in investments tied economically to countries outside of the United States.
Although the Fund invests primarily in issuers in developed market countries as defined above, the Fund may also invest in issuers in emerging market countries, and some of the countries that the Fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.
The Fund may invest in securities of any maturity. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from 1 to 10 years but for individual markets may be greater or lesser depending on the portfolio managers’ view of the prospects for lower interest rates and the potential for capital gains.
The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
36        Summary Information

SFT International Bond Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Foreign Investments and Emerging Markets Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the Fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
▲  Currency Management Strategies Risk – the risk that currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Fund’s sub-adviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
▲  Currency Hedging Risk – When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative is intended to be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the reference asset, and there can be no assurance that the Fund’s hedging transactions will be effective.
Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the Fund invests. In addition, the
Summary Information        37

Fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the Fund may use an alternative (“optimized”) hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. Furthermore, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk in the Fund’s portfolio.
The effectiveness of the Fund’s currency hedging strategy will in general be affected by the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the Fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the Fund’s currency hedging strategy may also be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy.
▲  Credit Risk – the risk that an issuer of bonds may fail to make interest payments and repay principal when due, in whole or in part. Changes in an issuer’s financial strength or in a security’s credit rating may affect a security’s value.
Lower-rated securities. Securities rated below investment grade, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities. Issuers of lower-rated or high yield, fixed-income securities are not as strong financially as those issuing higher credit quality debt securities. These issuers are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due.
The prices of high yield debt securities fluctuate more than those of higher-credit-quality. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. High yield debt securities generally are more illiquid (harder to sell) and harder to value than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected.
▲  LIBOR Risk – the risk that the Fund may be exposed to financial instruments that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. These financial instruments may include derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed on existing LIBOR-based investments. These effects could occur prior to the end of the transition. Any of these factors may adversely affect the Fund’s performance or net asset value (“NAV”).
▲  Convertible Security Risk – A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities are
38        Summary Information

subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
▲  Foreign Governmental and Supranational Debt Securities Risk – Foreign government and sovereign debt securities, including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.
▲  Regional Risk – the risk that adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.
▲  Developing Market Countries Risk – the risk that the Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.
▲  Market Risk – the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub-adviser to be
Summary Information        39

undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
▲  Liquidity Risk – the risk that the debt securities or fixed income obligations purchased by the Fund, including restricted securities determined by the Fund’s sub-adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the sub-adviser. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at a favorable price or in a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the sub-adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Interest Rate Risk – Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions or risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. A rise in interest rates also has the potential to cause investors to rapidly move out of fixed-income securities, which may increase redemptions in the Fund. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.
▲  Derivative Instruments Risk – the risk that the performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index, and such instruments often have risks similar to their underlying instrument, in addition to other risks. Derivatives involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. When used for hedging, the change in value of the derivative may also not correlate specifically with the currency, security or other risk being hedged. With over-the-counter derivatives (such as swap agreements), there is a risk of loss because the other party to the transaction may fail to perform as promised for a variety of reasons, including because of such other party’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions.
▲  Income Risk – the risk that the Fund’s income may decline when interest rates fall or when the Fund experiences defaults on debt securities it holds.
▲  Inflation-Indexed Securities Risk – the risk that inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real
40        Summary Information

interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
▲  Non-Diversification Risk – the risk that, because the Fund is a non-diversified fund, it may be more sensitive to economic, business, political or other changes affecting similar issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s shares and greater risk of loss.
▲  Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
SFT International Bond Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. Effective May 1, 2021, Brandywine Global Investment Management, LLC (Brandywine Global) acts as investment sub-adviser to the Fund. The returns prior to May 1, 2021 do not reflect this change and accordingly, the performance shown in the bar chart and table prior to that date may not be indicative of future returns. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Summary Information        41

Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
1Q '12 | 6.69%
Worst Quarter
3Q '11 | -7.87%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares. Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio.
Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	10 Years
International Bond Fund — Class 1 (inception 2/11/08)	-6.12%	0.34%	1.52%
International Bond Fund — Class 2	-6.36%	0.09%	1.26%
FTSE World Government Bond Index (reflects no deduction for fees, expenses or taxes)	10.11%	4.78%	2.32%
Brandywine Global became sub-adviser for the Fund May 1, 2021. Prior to this date, the Fund was sub-advised by Franklin Advisers, Inc.
42        Summary Information

SFT International Bond Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by Brandywine Global. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
David Hoffman, CFA Managing Director and Portfolio Manager, Brandywine Global	May 1, 2021
Jack P. McIntyre, CFA Portfolio Manager, Brandywine Global	May 1, 2021
Anujeet Sareen, CFA Portfolio Manager, Brandywine Global	May 1, 2021
Brian Kloss, JD, CPA Portfolio Manager, Brandywine Global	May 1, 2021
Tracy Chen, CFA, CAIA Portfolio Manager, Brandywine Global	May 1, 2021
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
Summary Information        43

Summary: SFT Ivysm Growth Fund
SFT Ivysm Growth Fund: Investment Objective
The Fund seeks to provide growth of capital.
SFT Ivysm Growth Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%

Total Annual Fund Operating Expenses	0.97%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.9% of the average value of its portfolio.
44        Summary Information

SFT Ivysm Growth Fund: Principal Investment Strategies
The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks issued by large capitalization, growth-oriented companies that Ivy Investment Management Company (IICO), the Fund’s investment sub-adviser, believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Under normal circumstances, the Fund invests at least 80% of its net assets in large capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth- oriented companies are those whose earnings IICO believes are likely to grow faster than the economy. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.
In selecting securities for the Fund, IICO begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. IICO uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. IICO seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. IICO looks for companies which serve large, addressable markets with a demonstrated ability to sustain unit growth and high profitability. IICO also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.
A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. IICO’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.
From a quantitative standpoint, IICO concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. IICO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long-term. The Fund typically holds a limited number of stocks (generally 40 to 60).
Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
In general, IICO may sell a security when, in IICO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. IICO also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
SFT Ivysm Growth Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
Summary Information        45

▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Company Risk – A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
▲  Foreign Exposure Risk – The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
▲  Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
▲  Holdings Risk – The Fund typically holds a limited number of stocks (generally 40 to 60) and the Fund’s portfolio manager also tends to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund may have a greater impact on the Fund’s net asset value (NAV) than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager invested a greater portion of the Fund’s total assets in a larger number of stocks.
▲  Information Technology Sector Risk – Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
▲  Large Company Risk – Large capitalization companies may go in and out of favor based on market and economic conditions. Large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.
▲  Management Risk – Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲  Market Risk – Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well,
46        Summary Information

there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲  Non-Diversification Risk – A Fund that is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, a non-diversified fund may invest a greater percentage of its assets in the securities of an issuer. Thus, a non-diversified Fund may hold fewer securities than other funds. A decline in the value of those investments would cause a non-diversified fund’s overall value to decline to a greater degree than if the Fund held more diversified holdings.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
SFT Ivysm Growth Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. Effective May 1, 2021, the Fund changed its classification from “diversified” to “non-diversified.” The returns prior to May 1, 2021 do not reflect this change and accordingly, the performance shown in the bar chart and table prior to that date may not be indicative of future returns. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Summary Information        47

Calendar Year Total Returns
Best Quarter
2Q '20 | 25.27%
Worst Quarter
4Q '18 | -14.62%

Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	Inception
SFT Ivysm Growth Fund (inception 5/1/14)	30.69%	18.91%	17.03%
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	38.49%	21.00%	18.27%
SFT Ivysm Growth Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by IICO. ‘Ivy’ is the service mark of Ivy Distributors, Inc., an affiliate of IICO. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Bradley M. Klapmeyer Senior Vice President, IICO	August 1, 2016
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
48        Summary Information

Summary: SFT Ivysm Small Cap Growth Fund
SFT Ivysm Small Cap Growth Fund: Investment Objective
The Fund seeks to provide growth of capital.
SFT Ivysm Small Cap Growth Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.14%

Total Annual Fund Operating Expenses	1.24%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$126	$393	$681	$1,500
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53.6% of the average value of its portfolio.
Summary Information        49

SFT Ivysm Small Cap Growth Fund: Principal Investment Strategies
The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies. For the purposes of this Fund, small capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of December 31, 2020, this range of market capitalizations was between approximately $33.35 million and $10.592 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where Ivy Investment Management Company (IICO), the Fund’s investment sub-adviser, believes there is opportunity for higher growth than in established companies or industries. The Fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).
IICO utilizes a bottom-up (researching individual issuers) stock picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. IICO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry, either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. IICO believes that such companies generally have a replicable business model that allows for sustained growth.
Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. IICO also may sell a security to reduce the Fund’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.
SFT Ivysm Small Cap Growth Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Company Risk – A company may be more volatile or perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.
50        Summary Information

▲  Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
▲  Healthcare Sector Risk – Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the U.S. Food and Drug Administration (FDA); the difficulty health care-providers may have obtaining staff to deliver services; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
▲  Information Technology Sector Risk – Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
▲  Initial Public Offering (IPO) Risk – Any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as the Fund grows.
▲  Liquidity Risk – Liquidity generally is related to the market trading volume for a particular security. Securities that have relatively less liquidity may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Such securities may be more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid, or relatively less liquid, securities when that would be beneficial at a favorable time or price. Certain investments that generally were liquid when the Fund purchased them may become relatively less liquid, or even deemed illiquid, sometimes abruptly.
▲  Management Risk – Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲  Market Risk – Markets can be volatile, and stock prices change daily, sometimes rapidly or unpredictably. As a result, the Fund’s holdings can decline in response to adverse issuer, political, regulatory, market or economic developments or conditions that may cause a broad market decline. Different parts of the market, including different sectors and different types of securities, can react differently to these developments. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. At times, the Fund may hold a relatively high percentage of its assets in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector. Additionally, global economies and financial markets are becoming increasingly interconnected, meaning that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. In addition, certain events, such as natural disasters, terrorist attacks, war, regional or global
Summary Information        51

instability and other geopolitical events, have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
▲  Small Company Risk – Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.
SFT Ivysm Small Cap Growth Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
52        Summary Information

Calendar Year Total Returns
Best Quarter
2Q '20 | 26.61%
Worst Quarter
1Q '20 | -21.41%

Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	Inception
SFT Ivysm Small Cap Growth Fund (inception 5/1/14)	36.26%	19.69%	15.12%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	16.36%	13.52%
SFT Ivysm Small Cap Growth Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by IICO. ‘Ivy’ is the service mark of Ivy Distributors, Inc., an affiliate of IICO. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Timothy J. Miller Senior Vice President, IICO	October 1, 2016
Kenneth G. McQuade Senior Vice President, IICO	October 1, 2016
Bradley P. Halverson Senior Vice President, IICO	October 1, 2016
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
Summary Information        53

Summary: SFT Real Estate Securities Fund
SFT Real Estate Securities Fund: Investment Objective
The Fund seeks above average income and long-term growth of capital.
SFT Real Estate Securities Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 or Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.70%	0.70%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.21%	0.21%

Total Annual Fund Operating Expenses	0.91%	1.16%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$93	$290	$504	$1,120
Class 2	$118	$368	$638	$1,409
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 74.9% of the average value of its portfolio.
54        Summary Information

SFT Real Estate Securities Fund: Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in real estate and real estate-related securities.
“Real estate securities” include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. “Real estate-related securities” include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. The Fund does not invest directly in real estate.
Most of the Fund’s real estate securities portfolio will consist of securities issued by Real Estate Investment Trusts (REITs) or Real Estate Operating Companies (REOCs) that are listed on a securities exchange or traded over-the-counter. A REIT is a corporation or trust that invests primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions, including the requirement that it distributes at least 90% of its taxable income. The Fund mostly invests in equity REITs but also invests portions of its assets in mortgage REITs and hybrid REITs. A REOC is a corporation that is similar to a REIT, except that a REOC has not taken the REIT tax election and therefore does not have a requirement to distribute any of its taxable income. REOCs are also more flexible than REITs in terms of what types of real estate investments they can make.
The Fund may invest in securities of foreign issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 25% of its total assets.
The Fund may invest in companies of any size capitalization. In selecting securities, the Fund’s investment adviser considers factors such as a company’s financial condition, financial performance, quality of management, policies and strategies, real estate properties and competitive market condition.
SFT Real Estate Securities Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Active Management Risk – the risk that the Fund’s investment adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Company Risk – the risk that individual securities may be more volatile or perform differently from the overall market. This may be the result of changes in specific factors such as profitability or investor perceptions, or a result of increased volatility in a company’s income or share price because of the amount of leverage on the company’s balance sheet.
▲  Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund concentrates its investments in the real estate and real estate related industry.
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure,
Summary Information        55

accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.
▲  Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Interest Rate Risk – the risk that the value of a debt security or fixed income obligation, and in some cases equity securities such as equity REITS, will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The negative impact on a debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund.
▲  Limited Universe Risk – the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Market Risk – the risk that equity securities are subject to adverse trends in equity markets.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and
56        Summary Information

may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole.
▲  Real Estate Risk – the risk that the value of the Fund’s investments may decrease due to a variety of factors related to the construction, development, ownership, financing, repair or servicing or other events affecting the value of real estate, buildings or other real estate fixtures.
▲  REIT/REOC-Related Risk – the risk that the value of the Fund’s equity securities issued by REITs and REOCs will be adversely affected by changes in the value of the underlying property or, for REITs, by the loss of the REIT’s favorable tax status or changes in laws and/or rules related to REIT tax status.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
SFT Real Estate Securities Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
4Q '11 | 15.28%
Worst Quarter
1Q '20 | -21.53%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to
Summary Information        57

the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares. Performance prior to May 1, 2012 is that of the Fund’s predecessor portfolio.
Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	10 Years
Real Estate Securities Fund — Class 1 (inception 2/11/08)	-2.59%	4.98%	8.31%
Real Estate Securities Fund — Class 2	-2.83%	4.72%	8.04%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses or taxes)	-8.00%	4.77%	8.31%
SFT Real Estate Securities Fund: Management
The Fund is advised by Securian Asset Management, Inc. (Securian AM). The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Lowell R. Bolken Vice President and Portfolio Manager, Securian AM	January 13, 2006
Matthew K. Richmond Senior Vice President and Portfolio Manager, Securian AM	January 2, 2014
Joshua M. Klaetsch Portfolio Manager, Securian AM	May 1, 2018
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
58        Summary Information

Summary: SFT T. Rowe Price Value Fund
SFT T. Rowe Price Value Fund: Investment Objective
The Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
SFT T. Rowe Price Value Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.67%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.14%

Total Annual Fund Operating Expenses	1.06%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 113.2% of the average value of its portfolio.
Summary Information        59

SFT T. Rowe Price Value Fund: Principal Investment Strategies
In taking a value approach to investment selection, at least 65% of the Fund’s total assets will normally be invested in common stocks the Fund’s investment sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), regards as undervalued. Holdings are expected to consist primarily of large-cap stocks, but may also include stocks of mid-cap and small-cap companies.
T. Rowe Price’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, T. Rowe Price generally looks for one or more of the following:
•	Low price/earnings, price/book value, price/sales, or price/cash flow ratios relative to the broader equity market, a company’s peers, or a company’s own historical norm;
•	Low stock price relative to a company’s underlying asset values;
•	Companies that may benefit from restructuring activity; and/or
•	A sound balance sheet and other positive financial characteristics.
In pursuing its investment objectives, the Fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Fund’s management believes will provide an opportunity for substantial appreciation. These situations might arise when the Fund’s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.
While most assets will typically be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with the Fund’s objectives.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
SFT T. Rowe Price Value Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Market Conditions Risk – The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
60        Summary Information

▲  Value Investing Risk – The Fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser or sub-adviser believes are their full market values.
▲  Large-Cap Stocks Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
▲  Sector Risk – At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
▲  Foreign Securities Risk – Investments in the securities of non-U.S. issuers may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of investing outside the U.S. are heightened for any investments in emerging markets, which are susceptible to greater volatility than investments in developed markets.
▲  Active Management Risk – The Fund’s overall investment program and holdings selected by the Fund’s investment adviser may underperform the broad markets, relevant indices, or other funds with similar objectives and investment strategies.
▲  Portfolio Turnover Risk – High portfolio turnover may adversely affect the Fund’s performance and increase transaction costs, which could increase the Fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the Fund’s shares are held in a taxable account.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Summary Information        61

SFT T. Rowe Price Value Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
Calendar Year Total Returns
Best Quarter
4Q '20 | 18.50%
Worst Quarter
1Q '20 | -25.39%

Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	Inception
SFT T. Rowe Price Value Fund (inception 5/1/14)	10.06%	10.40%	8.67%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	2.80%	9.74%	7.99%
SFT T. Rowe Price Value Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by T. Rowe Price. The following individual serves as the Fund’s primary portfolio manager:
Name and Title	Primary Manager Since
Mark S. Finn Vice President and Portfolio Manager, T. Rowe Price	May 1, 2014
62        Summary Information

For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Important Additional Summary Information” on page 68 of this prospectus.
Summary Information        63

Summary: SFT Wellington Core Equity Fund
SFT Wellington Core Equity Fund: Investment Objective
The Fund seeks growth of capital.
SFT Wellington Core Equity Fund: Fees and Expenses
This table describes the fees and expenses that you pay if you buy and hold Class 1 and Class 2 shares of the Fund. The table does not reflect charges assessed in connection with the variable life insurance policies or variable annuity contracts, or qualified plans, that invest in the Fund. If these charges were included, the expenses shown in the table below would be higher.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fees	0.65%	0.65%
Distribution (12b-1) Fees	—	0.25%
Other Expenses	0.21%	0.21%

Total Annual Fund Operating Expenses	0.86%	1.11%
Expense Example. This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other Funds.
The example assumes an investment of $10,000 in the Fund for the time periods indicated and then a redemption of all shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not reflect the other fees and expenses related to a variable life insurance policy, variable annuity contract or qualified plan that invests in the Fund. If these other fees and expenses were included, the expenses shown in the example below would be higher. Although actual costs may be higher or lower, based on these assumptions, costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$88	$274	$477	$1,061
Class 2	$113	$353	$612	$1,352
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23.0% of the average value of its portfolio.
64        Summary Information

SFT Wellington Core Equity Fund: Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States, and to a lesser extent, securities of non-US companies. Wellington Management Company LLP (Wellington Management), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy. The investment team spends most of its time conducting fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’ competitive advantages, revenue and margin drivers, and cash-generation capacity. Other important considerations include capital allocation discipline, off-financial-statement factors, management track record, and analysis of products and competition. The Fund’s portfolio is broadly diversified by industry and company. The Fund invests in a broad range of market capitalizations, but tends to focus on highly liquid, large capitalization companies with market capitalizations similar to those of the S&P 500® Index. The Fund generally will be fully invested in equity and equity-related securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Although derivative instruments are not a significant component of the investment process, the Fund may make use of derivative securities (including futures contracts, options on futures contracts, and over-the-counter derivatives) for the purpose of equitizing cash and/or obtaining efficient investment exposure.
SFT Wellington Core Equity Fund: Principal Risks
An investment in the Fund may result in the loss of money, and may be subject to various risks, which may be even greater during periods of market disruption or volatility, including the following types of principal risks:
▲  Active Management Risk – The Fund is subject to the risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Currency Risk – the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund’s hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies.
▲  Investment Strategy Risk – the risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers' judgement about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for
Summary Information        65

the Fund’s portfolio. The portfolio managers' investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.
▲  Market Risk – the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
SFT Wellington Core Equity Fund: Performance
The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the return of a broad based index. The chart and table do not reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans which invest in the Fund. If such charges and expenses were included, the returns shown below would be lower. The past performance of the Fund does not necessarily indicate how the Fund will perform in the future.
66        Summary Information

Calendar Year Total Returns for Class 2 Shares (a)
Best Quarter
2Q '20 | 19.22%
Worst Quarter
1Q '20 | - 19.83%
(a)	The performance shown in the bar chart above is for Class 2 shares and reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. The returns for Class 1 shares would be substantially similar to the returns shown in the bar chart, but for the 12b-1 fee associated with Class 2 shares.
Average Annual Total Return
(for periods ending December 31, 2020)
	1 Year	5 Years	Inception
SFT Wellington Core Equity Fund — Class 1 (inception 5/1/14)	18.25%	14.65%	12.78%
SFT Wellington Core Equity Fund — Class 2	17.96%	14.36%	12.50%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.16%
Summary Information        67

SFT Wellington Core Equity Fund: Management
The Fund is advised by Securian Asset Management, Inc. and sub-advised by Wellington Management. The following individuals serve as the Fund’s primary portfolio managers:
Name and Title	Primary Manager Since
Mammen Chally, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017
David A. Siegle, CFA Managing Director and Equity Research Analyst, Wellington Management	November 20, 2017
Douglas W. McLane, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017
For a summary of other important additional information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please see “Important Additional Summary Information” below.
Important Additional Summary Information
Purchase and Sale of Fund Shares
Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for detail.
Taxes
For additional information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life Insurance Company (Minnesota Life) or other participating life insurance companies, please see the appropriate prospectus for those contracts.
Payments to Broker-Dealers and Other Financial Intermediaries
When you purchase Fund shares through a life insurance company in connection with its variable annuity contracts or variable life insurance policies, or through another financial intermediary such as a broker-dealer that sells variable annuity contracts or variable life insurance policies, the Fund or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the life insurance company or broker-dealer to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
68        Summary Information

Detailed Fund Information
This section provides important additional details about each Fund’s investment objective, principal investment strategies and related risks.
A Fund’s fundamental investment policies cannot be changed without the approval of a majority of the Fund’s outstanding voting shares. Except for the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, the SFT Ivysm Growth Fund, the SFT Ivysm Small Cap Growth Fund, the SFT T. Rowe Price Value Fund and the SFT Wellington Core Equity Fund, each Fund’s investment objective is a fundamental investment policy. Other investment restrictions that are fundamental are listed in the Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information says that it is. The Trust’s Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this prospectus.
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s holdings of securities is available in the Statement of Additional Information.
SFT Balanced Stabilization Fund
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% Standard & Poor’s S&P 500® Composite Stock Price Index (the S&P 500® ) and 40% Bloomberg Barclays U.S. Aggregate Bond Index (the Benchmark Index). This objective may be changed without shareholder approval.
The Fund’s Benchmark Index is a blend of 60% S&P 500® and 40% Bloomberg Barclays U.S. Aggregate Bond Index, but the Fund’s investment positions may be overweight or underweight versus the Benchmark Index in all sectors and asset classes. In connection with the Fund’s investments in fixed income securities, the Fund may hold securities in all sectors contained in the Bloomberg Barclays U.S. Aggregate Bond Index, but in addition may invest in positions not included in the Bloomberg Barclays U.S. Aggregate Bond Index.
Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing directly in underlying securities and other investment companies while using hedging techniques to manage portfolio risk and volatility. The Fund will achieve its equity exposure by investing primarily in Class 1 shares of the SFT Index 500 Fund, an affiliated fund in Securian Funds Trust that seeks investment results that correspond generally to the price and yield performance of the common stocks included in the S&P 500®. The Fund may also gain equity exposure by investing in exchange traded funds (ETFs). The Fund’s fixed income allocation will be achieved by purchasing individual fixed income securities that are primarily investment-grade corporate bonds and have other characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund may invest in other investment companies, securities and financial instruments to the extent permitted under the Investment Company Act of 1940, as amended (the 1940 Act), or any exemptive relief therefrom.
The Fund’s investments will be utilized, in part, to seek to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. A lower volatility means that a security’s value does not fluctuate dramatically, but changes in value at a slower pace over a period of time. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s target asset allocation guidelines described below.
In seeking to manage the Fund’s overall volatility, the Fund will invest in derivative instruments, primarily S&P 500® futures contracts. For example, in periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund will seek to reduce the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions
Detailed Fund Information        69

in S&P 500® futures contracts. During periods of lower expected volatility in the equity market, the Fund will seek to increase its equity exposure by purchasing S&P 500® futures contracts (increasing its long positions or reducing its short positions in such contracts). The Fund may also invest in long and short positions in fixed income exchange traded funds and notes, interest rate swaps, and treasury and interest rate futures to achieve its fixed income exposure and manage overall volatility. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the daily total returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annualized returns should be within plus or minus 10% of expected returns. For this purpose, the Fund’s annualized volatility equals the annualized standard deviation of the Fund’s daily total returns. Standard deviation is a measure of the variation or dispersion from the average daily return. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year or any longer period may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures contracts and options on VIX futures.
The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of such contract.
On average, the Fund will target approximately 60% equity-related exposure and 40% fixed income-related exposure in its portfolio. As market conditions change, however, the equity allocation will change to manage overall Fund volatility, with a minimum equity allocation of 10% and a maximum equity allocation of 90% of the Fund’s total market value.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates and other market and economic conditions, general levels of debt prices and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market as a whole. The Fund’s investment adviser continuously monitors the liquidity of portfolio investments and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.
Other Non-Principal Investment Strategies. To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: equity index ETFs or notes, options on equities, and total return swaps.
In order to achieve its fixed income exposure and further manage the Fund’s overall volatility, the Fund may also invest in other fixed income investments, including U.S Treasuries, commercial mortgage backed securities (CMBS), mortgage backed securities (MBS) and collateralized mortgage obligations (CMO).
In addition, the Fund may invest lesser portions of its assets in other securities and financial instruments described in the Statement of Additional Information.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Acquired Fund Risk
▲  Active Management Risk
▲  Allocation Risk
▲  Company Risk
▲  Credit Risk
▲  Derivatives Risk
▲  Exchange Traded Funds Risk
▲  Exchange Traded Notes Risk

70        Detailed Fund Information

▲  Hedging Risk
▲  Income Risk
▲  Index Performance Risk*
▲  Interest Rate Risk
▲  Investment Company Risk
▲  Large Company Risk*
▲  Leveraging Risk
▲  LIBOR Risk
▲  Liquidity Risk
▲  Managed Volatility Strategy Risk
▲  Market Risk**
▲  Pandemic Risk
▲  Portfolio Risk**
▲  Risks of Stock Investing
▲  Short Position Risk
▲  Short-Term Trading Risk
▲  Securities Volatility Risk
*	This is a principal risk of the SFT Index 500 Fund, in which the Fund invests, and an indirect risk of an investment in the Fund.
**	This is a principal risk of both the SFT Index 500 Fund, in which the Fund invests, and of an investment in the Fund.
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Call Risk
▲  Extension Risk
▲  Inflation Risk
▲  Non-Government Securities Risk
▲  Pre-payment Risk
▲  Sector Risk
▲  Short Sale Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Core Bond Fund
The Fund seeks as high a level of a long-term total rate of return as is consistent with prudent investment risk. The Fund also seeks preservation of capital as a secondary objective.
The Fund’s benchmark index is the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), an unmanaged composite including U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year. The Fund’s investment positions may be overweight or underweight versus the Index in all sectors, including in asset-backed securities, commercial mortgage-backed securities, non-agency collateralized mortgage-obligations (CMOs), and corporate bond securities. The Fund may hold securities in all sectors contained in the Index, but in addition holds positions not included in the Index including, but not limited to, CMOs. The Fund typically holds similar, but not identical securities represented in the Index. Additionally, the portfolio manager determines the appropriate security position size and the Fund will typically hold security position sizes (generally referenced as a percentage of total portfolio holdings) that are not in the same proportion as that security or a similar security represents in the Index. Sector exposure is determined by the portfolio manager from time to time, and may vary significantly from the Index exposure.
Principal Investment Strategies. It is the Fund’s policy to invest, under normal circumstances, at least 80% of the value of its net assets (including any borrowings for investment purposes) in bonds (for this purpose, “bonds” includes any debt security). The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy. The Fund invests primarily in a variety of investment-grade debt securities which include:
▲  investment-grade corporate debt obligations and mortgage-backed securities
Detailed Fund Information        71

▲  debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (including U.S. Treasury bills, notes and bonds, and U.S. Treasury inflation-protection securities)
▲  investment-grade mortgage-backed securities issued by governmental agencies and financial institutions
▲  investment-grade asset-backed securities
▲  debt obligations of U.S. banks, savings and loan associations and savings banks
The Fund will invest a portion of its assets in investment-grade debt obligations issued by domestic companies in a variety of industries. The Fund may invest in long-term debt securities (i.e., maturities of more than 10 years), intermediate debt securities (i.e., maturities from 3 to 10 years) and short-term debt securities (i.e., maturities of less than 3 years).
In selecting corporate debt securities and their maturities, Securian AM seeks to maximize total return by engaging in a risk/return analysis that focuses on various factors such as industry outlook, current and anticipated market and economic conditions, general levels of debt prices and issuer operations. An additional consideration in selecting securities is the ability to obtain a readily available market price for a particular security. Securian AM may choose not to buy a security or to hold a lesser amount of a security if a market price for such security is not readily available. Securian AM may still buy or hold a security for which a market price is not readily available, but such securities must then be valued at fair value in accordance with valuation policies and procedures approved by the Trust’s Board of Trustees. In addition, accurate market prices may not be readily available in volatile markets, which would also necessitate fair valuation by Securian AM.
The Fund may also invest a portion of its assets in asset-backed securities. Asset-backed securities represent interest in pools of consumer and other loans (which may include but are not limited to manufactured housing, credit card, trade or automobile loans). Investors in asset-backed securities are entitled to receive payments of principal and interest received by the pool entity from the underlying consumer loans net of any costs and expenses incurred by the entity.
The market for bonds and other debt securities is generally liquid, but individual debt securities purchased by the Fund may be subject to the risk of reduced liquidity due to changes in quality ratings or changes in general market conditions which adversely affect particular debt securities or the broader bond market as a whole. In addition, the Fund may invest without limit in securities whose disposition is restricted under the federal securities laws. Investments in restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities. Securian AM continuously monitors the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid.
As a rule of thumb, a portfolio of fixed income securities (including debt, mortgage-related and asset-backed securities) experiences a decrease in principal value with an increase in interest rates. The extent of the decrease in principal value may be affected by the Fund’s duration. Duration measures the relative price sensitivity of a security to changes in interest rates. “Effective” duration takes into consideration the likelihood that a security will be called or prepaid prior to maturity given interest rates. Typically, a security with a longer duration is more price sensitive than a security with a shorter duration. In general, a fixed income portfolio experiences a percentage decrease in principal value equal to its effective duration for each 1% increase in interest rates. For example, if the Fund holds securities with an effective duration of five years and interest rates rise 1%, the principal value of such securities could be expected to decrease by approximately 5%. The portfolio manager expects that under normal circumstances the effective duration of the Fund will range from four to seven years.
The Fund may also engage in frequent or short-term trading of securities.
72        Detailed Fund Information

Other Non-Principal Investment Strategies. To help manage the average duration of its portfolio of fixed income securities, or to attempt to hedge against the effects of interest rate changes on current or intended investments in fixed rate securities, the Fund may invest in exchange traded U.S. Treasury futures contracts, which are a type of derivative instrument. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index. The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
The Fund may also invest a portion of its assets in CMOs. CMOs are debt obligations issued by both government agencies and private special-purpose entities that are collateralized by residential or commercial mortgage loans. Unlike traditional mortgage loan pools, CMOs allocate the priority of the distribution of principal and level of interest from the underlying mortgage loans among various series. Each series differs from another in terms of the priority right to receive cash payments from the underlying mortgage loans. Each series may be further divided into classes in which the principal and interest payments payable to classes in the same series may be allocated. For instance, a certain class in a series may have right of priority over another class to receive principal and interest payments. Moreover, a certain class in a series may be entitled to receive only interest payments while another class in the same series may be only entitled to receive principal payments. As a result, the timing and the type of payments received by a CMO security holder may differ from the payments received by a security holder in a traditional mortgage loan pool.
The Fund may invest in stripped mortgage-backed securities, which also represent ownership interests in a pool of mortgages. However, the stripped mortgage-backed securities are separated into interest and principal components. The interest component only allows the interest holder to receive the interest portion of cash payments, while the principal component only allows the interest holder to receive the principal portion of cash payments. The Fund may also invest in illiquid securities, which may not exceed, at the time of purchase, 15% of the Fund’s net assets. As of December 31, 2020, the Fund had 0.0% of its net assets invested in illiquid securities.
In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Active Management Risk
▲  Credit Risk
▲  Extension Risk
▲  Income Risk
▲  Interest Rate Risk
▲  LIBOR Risk
▲  Liquidity Risk
▲  Mortgage-Related and Other Asset-Backed Securities Risk
▲  Non-Government Securities Risk
▲  Pandemic Risk
▲  Prepayment Risk
▲  Restricted Securities Risk
▲  Short-Term Trading Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Call Risk
▲  Company Risk
▲  Currency Risk
▲  Derivatives Risk
▲  Diversification Risk
▲  Foreign Securities Risk
▲  Inflation Risk
▲  Portfolio Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
Detailed Fund Information        73

SFT Equity Stabilization Fund
The Fund seeks to maximize risk-adjusted total return relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P® BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index (the Benchmark Index). This objective is not fundamental and may be changed without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund’s investment positions may be overweight or underweight versus the Benchmark Index in all sectors and asset classes.
Principal Investment Strategies. The Fund seeks to achieve its investment objective by investing in other funds or directly in underlying securities while using hedging techniques to manage portfolio risk and volatility. Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. The Fund may invest in equity securities issued by, that invest in, or that derive their value from companies of any size or market capitalization. On average, the Fund aims to invest approximately 30% of its assets in ETFs or other securities that directly invest some of their assets in foreign securities, primarily from issuers in developed countries. The Fund also invests a portion of its assets in cash or cash equivalent debt instruments.
The Fund’s investments are utilized, in part, to seek to limit the Fund’s overall volatility. Volatility is a measure of the magnitude of up and down fluctuations in the value of a security over time, and refers to the amount of uncertainty or risk about the size of changes in a security’s value. A higher volatility means that a security’s value can potentially vary over a larger range of values. This means that the price of the security can change dramatically over a short time period in either direction. Lower volatility means that a security’s value changes at a slower pace over a period of time but does not fluctuate dramatically. The Fund’s use of certain investments in seeking to manage volatility will be consistent with the Fund’s effective equity exposure guidelines described below.
As market conditions change, the Fund’s effective equity exposure will change in an effort to manage overall Fund volatility, with a minimum effective equity exposure of 10% and a maximum effective equity exposure of 100% of the Fund’s total asset value. For the purposes of this Fund, “effective equity exposure” means the Fund’s equity investments plus any increase or reduction in exposure to equity markets due to the Fund’s investments in S&P 500® futures contracts or other derivatives. The Fund seeks to manage its effective equity exposure and its overall volatility by investing primarily in S&P 500® futures contracts and other derivative instruments. In periods when the Fund’s investment adviser expects higher volatility in the equity market, as measured by the S&P 500®, the Fund seeks to reduce its effective equity exposure and the overall volatility of its portfolio by either selling S&P 500® futures contracts (taking short positions in such contracts) or reducing its long positions in S&P 500® futures contracts. In periods when the Fund’s investment adviser expects lower volatility in the equity market, the Fund seeks to increase its effective equity exposure by purchasing S&P 500® futures contracts (taking long positions in such contracts) or reducing its short positions in S&P 500® futures contracts. Under normal market conditions, this hedging process will seek to target, over an extended period of years, an average annualized volatility in the returns of the Fund of approximately 10%. A 10% annualized volatility means that a majority of the time, annual returns should be within plus or minus 10% of expected returns. There can be no assurance that investment decisions made in seeking to manage Fund volatility will achieve the desired results, and the volatility of the Fund’s returns in any one year, or any longer period, may be higher or lower than 10%.
To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may invest long or short in options on ETFs, options on equity indexes or equity index futures, volatility index (VIX) futures, and options on VIX futures.
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The use of futures contracts and other derivatives to change the Fund’s equity allocation and manage the Fund’s overall volatility has the effect of introducing leverage into the Fund’s portfolio. Leverage is introduced because the initial amount required to purchase a futures contract is small in relation to the nominal value of the contract. Despite any use of leverage, under normal circumstances the Fund’s effective equity exposure is not expected to exceed 100% of the Fund’s total asset value.
In selecting investments, the Fund’s investment adviser considers factors such as, but not limited to, the Fund’s current and anticipated asset allocation positions, security pricing, industry outlook, current and anticipated interest rates, other market and economic conditions, and issuer operations. The Fund may also engage in frequent or short-term trading of securities and derivative instruments.
Additional information about investments in ETFs. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including ETFs. However, registered investment companies are permitted to invest in other investment companies (“underlying investment companies”) beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions issued to certain ETFs. Included among the conditions is a requirement that such ETFs enter into an agreement with a fund that is consistent with relevant terms of the Section 12(d)(1) exemptive order that the underlying investment company has obtained from the SEC permitting such investments. The Fund has entered into agreements with certain ETFs that permit the Funds to invest in the ETFs to an unlimited extent. Any ETF investment not subject to such exemptive orders will comply with Section 12(d)(1) of the 1940 Act.
The Fund’s investors indirectly bear the expenses of the ETFs in which the Fund invests. The Fund’s indirect expenses of investing in ETFs are the Fund’s portion of the cumulative expenses incurred by the ETFs based on the Fund’s average invested balance in each ETF, the number of days invested, and each ETF’s net annual fund operating expenses for the period during which the Fund was invested in the ETF.
The ETFs in which the Fund invests may change from time to time and at any time, based on the investment adviser’s judgment.
Other Non-Principal Investment Strategies. To achieve its equity exposure and further manage the Fund’s overall volatility, the Fund may also invest long or short in any of the following: options on equities, total return swaps, and OTC equity and interest rate options.
In addition, certain ETFs in which the Fund invests may invest in foreign securities, including investments in securities from developing markets countries.
The Fund may also invest in other securities and financial instruments described in the Statement of Additional Information, including but not limited to exchange traded notes, longer-term corporate debt securities, U.S. government obligations, mortgage-related securities guaranteed by the U.S. government, collateralized mortgage obligations and other fixed income securities.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Acquired Fund Risk
▲  Active Management Risk
▲  Allocation Risk
▲  Company Risk
▲  Concentration Risk
▲  Credit Risk
▲  Derivatives Risk
▲  Exchange Traded Funds Risk
▲  Foreign Securities Risk
▲  Hedging Risk
▲  Investment Company Risk
▲  Leveraging Risk
▲  Liquidity Risk
▲  Managed Volatility Strategy Risk
▲  Market Risk
▲  Pandemic Risk
▲  Passive Investment Risk
▲  Portfolio Risk
▲  Risk of Stock Investing
▲  Short Position Risk
▲  Short-Term Trading Risk
▲  Securities Volatility Risk

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Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Developing Markets Countries Risk
▲  Exchange Traded Notes Risk
▲  Interest Rate Risk
▲  Sector Risk
▲  Short Sale Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional Risk information is provided in the Statement of Additional Information.
In an attempt to respond to adverse market, economic, political or other conditions, the Fund may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, the Fund may not always achieve its investment objective. See “Investment Objective and Policies — Defensive Purposes” in the Statement of Additional Information for further details.
SFT Government Money Market Fund
The Fund seeks maximum current income to the extent consistent with liquidity and the preservation of capital.
Principal Investment Strategies. The Fund invests at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances, the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements that are collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
▲  the U.S. government; or
▲  a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the SEC.
The Fund’s investment adviser, Securian AM, selects the Fund’s investments by analyzing a variety of factors, such as:
▲  current U.S. economic activity and the economic outlook;
▲  current U.S. short-term interest rates;
▲  the Federal Reserve’s policies regarding short-term interest rates; and
▲  the potential effects of foreign economic activity on U.S. short-term interest rates.
The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days. Securian AM generally shortens the Fund’s dollar-weighted average portfolio maturity when it expects interest rates to rise, and extends the Fund’s dollar-weighted average portfolio maturity when it expects interest rates to fall.
The Fund’s investments will also comply with applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds. Prior to April 29, 2016 the Fund operated as a general money market fund and invested its assets in a variety of money market securities, including commercial paper, other domestic corporate obligations, and securities issued or guaranteed by the U.S. government or one of
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its agencies or instrumentalities. Effective April 29, 2016, however, the Fund changed its name and converted to a ‘government money market fund’ as defined in SEC Rule 2a-7 (the Rule). The Fund’s current principal investment strategies, as described above, are consistent with the limitations imposed by the Rule on a government money market fund’s investment of its assets.
Certain securities issued by U.S. government agencies and instrumentalities in which the Fund may invest are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (Freddie Mac), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Banks (FHLB). These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in other government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (Ginnie Mae). Finally, the Fund may invest in securities issued by U.S. government agencies and instrumentalities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities, including securities issued by the Federal Farm Credit Banks.
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the initial sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed credit worthy by Securian AM. A repurchase agreement must also be collateralized fully, which means that the collateral must consist entirely of government securities and cash. Repurchase agreements are subject to credit and other risks. For instance, if the initial seller of the securities is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another buyer. Also, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be used to pay off the seller’s debts.
The Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions. In addition to this general liquidity requirement, the Fund must hold at least 10% of its total assets in “daily liquid assets” and at least 30% of its total assets in “weekly liquid assets.” Daily liquid assets are limited to cash, direct obligations of the U.S. government, and other securities payable within one business day. Weekly liquid securities are limited to cash, direct obligations of the U.S. government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities that mature within 5 business days, and amounts receivable and due unconditionally within 5 business days on pending sales of securities.
Other Non-Principal Investment Strategies. The Fund may also invest lesser portions of its assets, which in the aggregate may not exceed one-half of one percent of the Fund’s total assets, in shares of other money market funds, including other government money market funds; commercial paper and other short-term fixed income securities that are ‘eligible securities’ qualified for purchase by money market funds; illiquid securities; and securities whose disposition is restricted under the federal securities laws but which have been determined by Securian AM to be liquid under liquidity guidelines adopted by the Trust’s Board of Trustees.
To the extent the Fund invests in shares of another money market fund, it will indirectly absorb its pro rata share of such fund’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses. Investments in restricted securities present greater risks inasmuch as such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the cost of registering such securities. The Fund may, therefore, be unable to dispose of such securities as quickly as, or at prices as favorable as, those for comparable but unrestricted securities.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Active Management Risk
▲  Government Securities Risk

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▲  Income Risk
▲  Inflation Risk
▲  Interest Rate Risk
▲  Investment Company Risk
▲  Pandemic Risk
▲  Repurchase Agreement Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Credit Risk
▲  Diversification Risk
▲  Foreign Securities Risk
▲  Liquidity Risk
▲  Non-Government Securities Risk
▲  Restricted Securities Risk
▲  Stable Price Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
The Trust, Securian AM and Securian Financial Services, Inc. (Securian Financial) have entered into a Net Investment Income Maintenance Agreement. Under such agreement, Securian AM agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the agreement to recover the full amount waived, reimbursed or paid (the Expense Waiver) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term.
Securian AM and the Trust have entered into an Expense Limitation Agreement which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.70% of the Fund’s average daily net assets through April 30, 2022. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement.
Please see the Statement of Additional Information for more detail regarding the Net Investment Income Maintenance Agreement and Expense Limitation Agreement.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
SFT Index 400 Mid-Cap Fund
The Fund seeks investment results generally corresponding to the aggregate price and dividend performance of the publicly traded common stocks that comprise the Standard & Poor’s MidCap 400® Index (the S&P 400®).
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Principal Investment Strategies. Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 400®. The companies included in the S&P 400® are all mid-cap companies. Some of these companies are domiciled outside the United States, but their shares trade on U.S. exchanges and are denominated in U.S. dollars. The S&P 400® provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500®, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. As of March 31, 2021, the market capitalizations of companies included in the S&P 400® ranged from $1.6 billion to $16.1 billion. The Fund attempts to achieve a correlation of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 400®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 400®. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors.
Securian AM utilizes a computer program to confirm the Fund’s S&P 400® replication and to round off security weightings.
Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 400®. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.
S&P® designates the stocks included in the S&P 400®. From time to time, S&P® may add or delete stocks from the S&P 400®. Inclusion of a stock in the S&P 400® does not imply an opinion by S&P® as to its investment merit. “Standard & Poor’s®,” “S&P®,” “S&P 400®” and “Standard & Poor’s MidCap 400®,” are trademarks of S&P Global, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P® and S&P® makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P®.
Other Non-Principal Investment Strategies. To help stay fully invested and to reduce transaction costs, the Fund may invest in exchange traded S&P 400® stock index futures contracts, which are a type of derivative instrument, or shares of other investment companies that also track the performance of the S&P 400®, each of which have economic characteristics similar to an investment in the S&P 400®. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 400®). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may execute trades in advance of a stock entering or exiting the S&P 400® or in advance of announced share adjustments.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Concentration Risk
▲  Index Performance Risk
▲  Market Risk
▲  Mid Size Company Risk
▲  Pandemic Risk
▲  Portfolio Risk
▲  Risks of Stock Investing
▲  Sector Risk

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Company Risk
▲  Derivatives Risk
▲  Diversification Risk
▲  Foreign Securities Risk
▲  Inflation Risk
▲  Investment Company Risk

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▲  Non-Government Securities Risk
A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Index 500 Fund
The Fund seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard & Poor’s 500® Composite Stock Price Index (the S&P 500®). The S&P 500® is a broad, unmanaged index of approximately 500 large cap common stocks which together represent about 75% of the total U.S. stock market. It is a float-adjusted market-weighted index, with the weight of each stock in the index determined by multiplying the stock price by the number of shares of that stock available for public trading.
Principal Investment Strategies. Under normal conditions, the Fund invests its assets in all of the common stocks included in the S&P 500®. Some of these companies are domiciled outside the United States, but their shares trade on U.S. exchanges and are denominated in U.S. dollars. As of March 31, 2021, the market capitalizations of companies included in the S&P 500® ranged from $4.3 billion to $2,055.7 billion. The Fund attempts to achieve a correlation of 100% without considering Fund expenses. However, the Fund is not required to hold a minimum or maximum number of common stocks included in the S&P 500®, and due to changing economic or markets, may invest in less than all of the common stocks included in the S&P 500®. The float adjustment affects each company’s weight in the index through adjustments for stocks where a significant portion of shares outstanding is not available to investors.
Securian AM utilizes a computer program to confirm the Fund’s S&P 500® replication and to round off security weightings.
Under normal conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in the common stocks included in the S&P 500®. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.
Standard & Poor’s Rating Services (S&P®), a division of S&P Global, Inc., designates the stocks included in the S&P 500®. From time to time, S&P® may add or delete stocks from the S&P 500®. Inclusion of a stock in the S&P 500® does not imply an opinion by S&P® as to its investment merit. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” and “500®” are trademarks of S&P Global, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by S&P® and S&P® makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of S&P®.
Other Non-Principal Investment Strategies. To help stay fully invested and to reduce transaction costs, the Fund may invest in exchange traded S&P 500® stock index futures contracts, which are a type of derivative instrument, or shares of other investment companies that also track the performance of the S&P 500®, each of which have economic characteristics similar to an investment in the S&P 500®. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock or bond) or a market index (such as the S&P 500®). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.
In addition, the Fund may invest lesser portions of its assets in other security types described in the Statement of Additional Information. To generate additional income, the Fund may execute trades in advance of a stock entering or exiting the S&P 500® or in advance of announced share adjustments.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Concentration Risk
▲  Index Performance Risk

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▲  Large Company Risk
▲  Market Risk
▲  Pandemic Risk
▲  Portfolio Risk
▲  Risks of Stock Investing
▲  Sector Risk
Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Company Risk
▲  Derivatives Risk
▲  Diversification Risk
▲  Foreign Securities Risk
▲  Inflation Risk
▲  Investment Company Risk
▲  Non-Government Securities Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT International Bond Fund
The Fund seeks to maximize current income, consistent with the protection of principal.
Principal Investment Strategies. Under normal market conditions, the Fund will invest at least 80% of its net assets in fixed income securities of issuers located in developed market countries. Any country that, at the time of purchase, has a sovereign debt rating of A- or better from at least one nationally recognized statistical ratings organization (“NRSRO”) or is included in the FTSE World Government Bond Index will be considered a developed country. In addition, under normal market conditions, the Fund will maintain at least 80% of its net assets in U.S. dollar currency exposure. The Fund will invest in both investment grade and below investment grade fixed income securities, and intends to invest less than 35% of its net assets in below investment grade fixed income securities (commonly known as “high yield debt” or “junk bonds”). The portfolio managers intend to maintain an average weighted portfolio quality of A- or better, whether composed of rated securities or unrated securities deemed by the portfolio managers to be of comparable quality. The Fund’s investments may include securities of sovereign governments and supranational organizations. The Fund may invest up to 25% of its net assets in convertible debt securities.
The Fund may purchase bonds issued in foreign currencies as well as U.S. dollar-denominated bonds. Under normal market conditions, the Fund’s foreign currency exposure will be primarily hedged back to U.S. dollars through the use of currency forwards or other derivative contracts so that the Fund’s portfolio will maintain at least 80% exposure to the U.S. dollar. While the Fund will maintain at least 80% of its net assets in U.S. dollar currency exposure under normal market conditions, it may also invest in currency forwards or other derivative contracts to gain long or short exposure to foreign currencies in an effort to enhance returns.
The Fund may invest in other derivative instruments, including bond futures, interest rate futures, swaps (including interest rate and total return swaps), credit default swaps (including buying and selling credit default swaps), and options. The Fund may use these derivatives to enhance total return, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. These investments may be significant at times. Although the portfolio managers have the flexibility to use these instruments for hedging purposes (subject to the Fund’s policy to maintain at least 80% of its net assets in U.S. dollar currency exposure under normal market conditions) and to enhance total return, they may choose not to for a variety of reasons, even under very volatile market conditions. Derivative investments are taken into account when determining compliance with the Fund’s 80% investment policies.
The Fund will normally hold a portfolio of fixed income securities of issuers located in a minimum of six countries and, unless conditions are deemed to be unfavorable, will invest at least 30% of its assets in investments tied economically to countries outside of the United States.
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Although the Fund invests primarily in issuers in developed market countries as defined above, the Fund may also invest in issuers in emerging market countries, and some of the countries that the Fund considers to be developed may still have certain economic or other characteristics that are considered developing and are similar to emerging market countries.
The Fund may invest in securities of any maturity. The weighted average effective duration of the Fund’s portfolio, including derivatives, is expected to range from 1 to 10 years but for individual markets may be greater or lesser depending on the portfolio managers’ view of the prospects for lower interest rates and the potential for capital gains.
The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
For purposes of pursuing its investment goal, the Fund regularly enters into currency-related transactions involving certain derivative instruments, including currency and cross currency forwards, and currency and currency index futures contracts. The use of derivative currency transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The results of such transactions may also represent, from time to time a significant component of the Fund’s investment returns. The Fund may also enter into various other transactions involving derivatives, including financial futures contracts (such as interest rate or bond futures), swap agreements (which may include interest rate and credit default swaps); options on interest rate or bond futures, and options on interest rate swaps. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposures to selected interest rates, countries, duration or credit risks. Brandywine Global considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.
The Fund may use any of the above currency techniques or other derivative transactions for the purposes of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks relating to changes in currency exchange rates, interest rates and other market factors. By way of example, when Brandywine Global believes that the value of a particular foreign currency is expected to increase compared to the U.S. dollar, the Fund could enter into a forward contract to purchase that foreign currency at a future date. If at such future date the value of the foreign currency exceeds the then current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a gain. Conversely, if the value of the foreign currency is less than the current amount of U.S. dollars to be paid by the Fund under the contract, the Fund will recognize a loss. When used for hedging purposes, a forward contract or other derivative instrument could be used to protect against possible declines in a currency’s value where a security held or to be purchased by the Fund is denominated in that currency, or it may be used to hedge the Fund’s position by entering into a transaction on another currency expected to perform similarly to the currency of the security held or to be purchased (a “proxy hedge”).
A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A cross currency forward will tend to reduce or eliminate exposure to the currency that is sold, and add or increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. When used for hedging purposes, a cross currency forward will protect the Fund against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.
A futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying instrument or asset, such as a specific security or currency, at a specified price at a specified later date on an exchange. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument called
82        Detailed Fund Information

for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying instrument or asset. Although most futures contracts by their terms require the actual delivery or acquisition of the underlying instrument, some require cash settlement. The Fund may buy and sell futures contracts that trade on U.S. and foreign exchanges.
Swap agreements, such as interest rate and credit default swaps, are contracts between the Fund and another party (the swap counterparty) involving the exchange of payments or specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded over-the-counter (OTC) between two parties (for an uncleared swap) or, in some instances, must be transacted through a future commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.
An interest rate swap is an agreement between two parties to exchange interest rate obligations, generally one based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime, commercial paper, or other benchmarks).
For credit default swaps, the “buyer” of the credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. As a “buyer” of the credit default swap, the Fund is purchasing the obligation of its counterparty to offset losses the Fund could experience if there was such a credit event. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is either the face amount of the reference debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the decrease in market value of that debt obligation following the occurrence of a credit event. The Fund currently intends only to be a buyer of credit default swaps.
With derivatives, Brandywine Global attempts to predict whether an underlying investment will increase or decrease in value at some future time. Brandywine Global considers various factors, such as availability and cost, in deciding whether to use a particular derivative instrument or strategy. These techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in any derivative transactions.
Portfolio Selection. Brandywine Global allocates the Fund’s assets based upon its assessment of changing market, political and economic conditions. It will consider various factors, including evaluation of interest and currency exchange rate changes and credit risks, as well as an assessment of the potential impacts of material environmental, social, and governance factors on the-long-term risk and return profile of a country. In determining whether to allocate Fund assets to the markets of any individual country, Brandywine Global may consider the country’s macroeconomic and fiscal performance, policies, and outlook, as well as the current political climate. Brandywine Global may shorten or lengthen the Fund’s duration in select markets or on an overall basis in response to interest rate changes and Brandywine Global’s outlook for interest rates. It will allocate the Fund’s assets among permissible types of securities and instruments in accordance with the Fund’s investment restrictions and according to where Brandywine Global believes it has found the most attractive investment opportunities for the Fund given the level of risk involved. Brandywine Global may use forward currency exchange contracts and other derivatives for hedging purposes or other purposes. The Fund’s allocations to various markets, securities and instruments will vary over time. Brandywine Global may consider selling a security when it believes the security has become fully
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valued due to either its price appreciation or changes in the issuer’s fundamentals, or when Brandywine Global believes another security is a more attractive investment opportunity.
Other Non-Principal Investment Strategies. When Brandywine Global believes market or economic conditions are unfavorable for investors, it may invest up to 100% of the Fund’s assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term investment grade securities, U.S. government securities, high grade commercial paper, bank obligations, repurchase agreements, and money market fund shares (including shares of an affiliated money market fund) and other money market instruments. Brandywine Global also may invest in these types of securities or hold cash while looking for suitable investment opportunities, to maintain liquidity or to segregate on the Fund’s books in connection with its derivative strategies, such as forward currency, currency or interest rate futures positions. In these circumstances, the Fund may be unable to achieve its investment objective.
Principal Risks. An investment in the Fund is subject to the following principal risks:
Foreign Investments and Emerging Markets Risk.   The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the Fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
Currency exchange rates.   Foreign securities may be issued and traded in foreign currencies. As a result, their market values in U.S. dollars may be affected by changes in exchange rates between such foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the Fund’s foreign securities may be subject to greater risk because both the currency (relative to the U.S. dollar) and the security must be considered.
Currency management strategies.   Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as
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Brandywine Global expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. There is no assurance that Brandywine Global’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times. Furthermore, there may not be perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund’s holdings, further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to greater risks of internal and external conflicts, expropriation, nationalization of assets, foreign exchange controls (such as suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, diplomatic developments, currency devaluations, foreign ownership limitations, and punitive or confiscatory tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult or expensive for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries, and securities and currency markets of the countries in which the Fund is invested. These developments include rapid and adverse political changes; social instability; regional conflicts; sanctions imposed by the United States, other nations or other governmental entities, including supranational entities; terrorism; and war. In addition, such developments could contribute to the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. An imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. These factors would affect the value of the Fund’s investments and are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.
Trading practices.   Brokerage commissions, withholding taxes, custodial fees and other fees generally are higher in foreign markets. The policies and procedures followed by foreign stock exchanges, currency markets, trading systems and brokers may differ from those applicable in the United States, with possibly negative consequences to the Fund. The procedures and rules governing foreign trading, settlement and custody (holding of the Fund’s assets) also may result in losses or delays in payment, delivery or recovery of money or other property. Foreign government supervision and regulation of foreign securities and currency markets and trading systems may be less than or different from government supervision in the United States, and may increase the Fund’s regulatory and compliance burden and/or decrease the Fund’s investor rights and protections.
Availability of information.   Foreign issuers may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. issuers. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers.
Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.
Regional.   Adverse conditions in a certain region can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial
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portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.
Currency Hedging Risk.   When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative is intended to be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the reference asset, and there can be no assurance that the Fund’s hedging transactions will be effective.
Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the Fund invests. In addition, the Fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the Fund may use an alternative (“optimized”) hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. Furthermore, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk in the Fund’s portfolio.
The effectiveness of the Fund’s currency hedging strategy will in general be affected by the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the Fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the Fund’s currency hedging strategy may also be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy.
Convertible Security Risk.   A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
Foreign Governmental and Supranational Debt Securities Risk.   Foreign government and sovereign debt securities, including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt
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payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.
Developing Markets.   The Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Some of the additional significant risks include:
•	less social, political and economical stability;
•	a higher possibility of the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country if the United States, other nations or other governmental entities (including supranational entities) impose sanctions on issuers that limit or restrict foreign investment, the movement of assets or other economic activity in the country due to political, military or regional conflicts or due to terrorism or war;
•	smaller securities markets with low or nonexistent trading volume and greater illiquidity and price volatility;
•	more restrictive national policies on foreign investment, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	less transparent and established taxation policies;
•	less developed regulatory or legal structures governing private and foreign investment or allowing for judicial redress for injury to private property;
•	less familiarity with a capital market structure or market-oriented economy and more widespread corruption and fraud;
•	less financial sophistication, creditworthiness and/or resources possessed by, and less government regulation of, the financial institutions and issuers with which the Fund transacts;
•	less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S.;
•	greater concentration in a few industries resulting in greater vulnerability to regional and global trade conditions;
•	higher rates of inflation and more rapid and extreme fluctuations in inflation rates;
•	greater sensitivity to interest rate changes;
•	increased volatility in currency exchange rates and potential for currency devaluations and/or currency controls;
•	greater debt burdens relative to the size of the economy;
•	more delays in settling portfolio transactions and heightened risk of loss from share registration and custody practices; and
•	less assurance that recent favorable economic developments will not be slowed or reversed by unanticipated economic, political or social events in such countries.
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Because of the above factors, the Fund’s investments in developing market countries are subject to greater price volatility and illiquidity than investments in developed markets.
Interest Rate Risk.   Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates. Debt securities generally tend to lose market value when interest rates rise and increase in value when interest rates fall. Interest rates in the U.S. and certain other countries are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising rates. A rise in interest rates also has the potential to cause investors to rapidly move out of fixed-income securities, which may increase redemptions in the Fund. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities. Securities with longer maturities or lower coupons or that make little (or no) interest payments before maturity tend to be more sensitive to these interest rate changes. The longer the Fund’s average weighted portfolio maturity, the greater the impact a change in interest rates will have on its share price.
Credit Risk.   The Fund could lose money on a debt security if an issuer or borrower is unable or fails to meet its obligations, including failing to make interest payments and/or repay principal when due. Changes in an issuer’s financial strength, the market’s perception of the issuer’s financial strength or in a security’s credit rating, which reflects a third party’s assessment of the credit risk presented by a particular issuer, may affect debt securities’ value. The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk by the market, the investment manager or the rating agencies than such securities actually do.
Debt Securities Ratings.   The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate.
Lower-rated securities.   Securities rated below the top four ratings, sometimes called “junk bonds,” generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default. The Fund may invest up to 35% of its assets in lower-rated securities.
Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are generally considered predominantly speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.
The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. Prices of corporate high yield securities are often closely linked with the issuer’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.
The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole,
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the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations, reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit the Fund’s ability to obtain recourse.
High yield debt instruments generally are less liquid than higher-quality securities. Many of these securities are not registered for sale under the federal securities laws and/or do not trade frequently. When they do trade, their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests. As a result, high-yield debt instruments generally pose greater illiquidity and valuation risks.
Substantial declines in the prices of high yield debt securities can dramatically increase the yield of such bonds. The decline in market prices may reflect an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than any increase in income that the debt security or securities may pay to the Fund on its investment.
Unrated debt securities.   Unrated or short-term rated debt securities determined by Brandywine Global to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
LIBOR Risk.   The Fund may be exposed to financial instruments that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. These financial instruments may include derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed on existing LIBOR-based investments. These effects could occur prior to the end of the transition. Any of these factors may adversely affect the Fund’s performance or net asset value (“NAV”).
Derivatives Risk.   The performance of derivative instruments (including currency-related derivatives) depends largely on the performance of an underlying currency, security or index and such instruments often have risks similar to their underlying instrument in addition to other risks. Derivatives involve costs, and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If Brandywine Global is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not
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use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of the underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.
Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to OTC instruments, such as swap agreements and forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument in a transaction that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if Brandywine Global elects not to do so due to availability, cost or other factors.
Many swaps currently are, and others eventually are expected to be, required to be cleared through a central counterparty. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to OTC swaps, but it does not eliminate those risks completely. With cleared swaps, there is also a risk of loss by the Fund of its initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. With cleared swaps, the Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to the Fund’s investment in certain types of swaps. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency. It is not possible to predict fully the effects of current or future regulation.
Inflation-Indexed Securities Risk.   Inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. Any increase in the principal amount of an inflation-protected debt security will be considered taxable ordinary income, even though investors, such as the Fund, do not receive their principal until maturity.
Income Risk.   The Fund’s income may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The Fund’s income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call, or buy-back) at a lower rate of interest or return.
Non-Diversification Risk.   The Fund is a non-diversified fund. It generally invests a greater portion of its assets in the securities of one or more issuers, and invests overall in a smaller number of issuers than a diversified fund. The Fund may be more sensitive to a single economic, business, political, regulatory or other occurrence than a more diversified portfolio might be, which may result in greater fluctuation in the value of the Fund’s shares and to a greater risk of loss. The Fund intends, however, to meet certain tax diversification requirements.
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Portfolio Risk.   The Fund’s performance may not meet or exceed the performance of the market as a whole.
Liquidity Risk.   The risk that the debt securities or fixed income obligations purchased by the Fund, including restricted securities determined by the Fund’s sub-adviser to be liquid at the time of purchase, may prove to be illiquid or otherwise subject to reduced liquidity due to changes in market conditions or quality ratings, or to errors in judgment by the sub-adviser. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at a favorable price or in a timely manner. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the sub-adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
Focus Risk.   The greater the Fund’s exposure to any single type of investment – including investment in a given industry, sector, region, country, currency, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
Market Risk.   Equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by the Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by the Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by Brandywine Global to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
Active Management Risk.   The risk that the investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
Cash Position Risk.   To the extent that the Portfolio holds a large position in cash/cash equivalents (including money market funds) the Portfolio may lose opportunities to participate in market appreciation and may have lower returns than if the Portfolio made other investments. In such circumstances, the Portfolio may not achieve its investment goal.
Pandemic Risk.   The risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund
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performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
Other Non-Principal Risks.   In addition to the principal risks discussed above, an investment in the Fund may also be subject to the following risks:
▲  Call Risk
▲  Euro and European Risks
▲  Extension Risk
▲  Inflation Risk
▲  Prepayment Risk
▲  Securities Lending Risk
▲  Short-Term Trading Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Ivysm Growth Fund
The Fund seeks to provide growth of capital.
Principal Investment Strategies. The Fund seeks to achieve its objective by investing primarily in a portfolio of common stocks issued by growth-oriented large capitalization (and, to a lesser extent, mid capitalization) U.S. (and, to a lesser extent, foreign) companies that IICO believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in large capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition. The Fund is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. There is no guarantee, however, that the Fund will achieve its objective.
In selecting securities for the Fund, IICO begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. IICO uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. IICO seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. IICO looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. IICO also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.
A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; environmental, social and/or governance (ESG) characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers and competitors. IICO’s process for selecting stocks is based primarily on fundamental research but does utilize quantitative analysis during the screening process.
From a quantitative standpoint, IICO concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. IICO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above average levels of profitability and the ability to sustain growth over the long term. The Fund typically holds a limited number of stocks (generally 40 to 60).
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Other Non-Principal Investment Strategies. The Fund invests primarily in common stocks but also may own, to a lesser extent, debt securities, typically of investment grade and of any maturity. Additionally, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.
When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks. An investment in the Fund is subject to various risks, including the following:
▲  Active Management Risk
▲  Company Risk
▲  Foreign Exposure Risk
▲  Growth Stock Risk
▲  Holdings Risk
▲  Information Technology Sector Risk
▲  Large Company Risk
▲  Management Risk
▲  Market Risk
▲  Non-Diversification Risk
▲  Pandemic Risk
▲  Risks of Stock Investing
▲  Sector Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:
▲  Derivatives Risk
▲  Foreign Securities Risk
▲  Mid Size Company Risk
▲  Redemption Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional information is provided in the Statement of Additional Information.
SFT Ivysm Small Cap Growth Fund
The Fund seeks to provide growth of capital.
Principal Investment Strategies. The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks of small-capitalization companies. The Fund invests primarily in common stocks of small-capitalization companies that are relatively new or unseasoned companies in their early stages of development, or smaller companies positioned in new or emerging industries where IICO believes there is an opportunity for higher growth than in established companies or industries. For the purposes of this Fund, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000 Growth Index over the last 13 months at the time of acquisition. As of December 31, 2020, this range of market capitalizations was between approximately $33.35 million and $10.592 billion. Equity securities of a company whose capitalization exceeds the small-capitalization range after purchase will not be sold solely because of the company’s increased
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capitalization. The Fund’s investments in equity securities may include common stocks that are offered in IPOs. There is no guarantee, however, that the Fund will achieve its objective.
The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother more consistent pattern of portfolio returns over the long term.
IICO utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. IICO seeks companies that it believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry, either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. IICO believes that such companies generally have a replicable business model that allows for sustained growth.
The Fund’s portfolio tends to be allocated across a spectrum of growth companies comprised of four major categories: aggressive growth (often young companies that are early entrants to new industries or market opportunities); accelerating growth (companies growing somewhat quickly but less aggressively and delivering solid margin expansion); consistent growth (companies that are growing still more slowly but remain stable, reliable competitors in attractive industries), and out of favor growth (companies whose valuations have been reduced but that IICO believes continue to possess potential growth prospects). The focus on holding an investment is intermediate to long-term.
From time to time, the Fund also may invest a lesser portion of its assets in securities of mid and large capitalization companies (that is, companies with market capitalizations larger than that defined above) that, in IICO’s opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above-average growth.
Other Non-Principal Investment Strategies. The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Fund may invest have diverse operations, with products or services in foreign markets. Therefore, the Fund may have indirect exposure to various foreign markets through investments in these companies even if the Fund is not invested directly in such markets.
The Fund may invest in ETFs to gain industry exposure not otherwise available through direct investments in small capitalization securities. The Fund also may use a variety of derivative instruments for various purposes. The Fund may, at any given time, use total return swaps, futures contracts on domestic equity indexes and options, both written and purchased, in an attempt to hedge various market risks and/or individual securities or to gain or increase exposure to various equity sectors and markets or to enhance income.
When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. The Fund also may invest in more established companies, such as
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those with longer operating histories than many small capitalization companies. Additionally, it may increase the number of issuers in which it invests and thereby limit the Fund’s position size in any particular security. Subject to the Fund’s investment policies and restrictions, the Fund may utilize derivative instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.
Principal Risks. An investment in the Fund is subject to various risks, including the following:
▲  Active Management Risk
▲  Company Risk
▲  Growth Stock Risk
▲  Health Care Sector Risk
▲  Information Technology Sector Risk
▲  Initial Public Offering (IPO) Risk
▲  Liquidity Risk
▲  Management Risk
▲  Market Risk
▲  Pandemic Risk
▲  Risks of Stock Investing
▲  Sector Risk
▲  Small Company Risk

Non-Principal Risks. In addition to the Principal Risks identified above, an investment in the Fund may be subject to other, non-principal risks, including the following:
▲  Derivatives Risk
▲  Foreign Exposure Risk
▲  Foreign Securities Risk
▲  Investment Company Securities Risk
▲  Large Company Risk
▲  Mid Size Company Risk
▲  Redemption Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT Real Estate Securities Fund
The Fund seeks above average income and long-term growth of capital.
Principal Investment Strategies. Under normal circumstances, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) will be invested in real estate and real estate-related securities. The 80% investment policy is not fundamental, which means it may be changed without the vote of a majority of the Fund’s outstanding shares, but the shareholders will be notified in writing at least 60 days prior to any change of this policy.
The Fund will primarily invest in real estate and real estate-related equity securities (including securities convertible into equity securities). The Fund does not invest directly in real estate.
“Real estate securities” include securities issued by companies that receive at least 50% of their gross revenue from the construction, ownership, management, financing or sale of residential, commercial or industrial real estate. Real estate securities issuers typically include REITs, REOCs, real estate brokers and developers, real estate managers, hotel franchisers, real estate holding companies and publicly traded limited partnerships.
“Real estate-related securities” include securities issued by companies primarily engaged in businesses that sell or offer products or services that are closely related to the real estate industry. Real estate-related securities issuers typically include construction and related building companies, manufacturers and distributors of building supplies, financial institutions that issue or service mortgages and resort companies.
Most of the Fund’s real estate securities portfolio will consist of securities issued by REITs and REOCs that are listed on a securities exchange or traded OTC. A REIT is a corporation or trust that invests in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs and that receives favorable tax treatment provided it meets certain conditions. REITs may be characterized as equity REITs (i.e., REITs that primarily invest
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in fee ownership and leasehold ownership of land), mortgage REITs (i.e., REITs that primarily invest in mortgages on real estate and other real estate debt) or hybrid REITs which invest in both fee and leasehold ownership of land and mortgages. A REIT that meets the applicable requirements of the Internal Revenue Code of 1986 may deduct dividends paid to shareholders, effectively eliminating any corporate level federal tax. As a result, REITs are able to distribute a larger portion of their earnings to investors than other corporate entities subject to the federal corporate tax. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in REITs indirectly through the Fund, in addition to bearing a proportionate share of the expenses of the Fund, investors will also indirectly bear similar expenses of the REITs in which the Fund invests. A REOC is typically structured as a “C” corporation under the tax code and is not required to distribute any portion of its income. A REOC, therefore, does not receive the same favorable tax treatment that is accorded a REIT. In addition, the value of the Fund’s securities issued by REOCs may be adversely affected by income streams derived from businesses other than real estate ownership.
The Fund may invest in securities of Canadian issuers which are not U.S. dollar denominated or traded in the U.S., but in no event may such investments, when aggregated with its other investments in foreign securities, exceed more than 25% of its total assets.
Other Non-Principal Investment Strategies. The Fund may also invest in ETFs that replicate a REIT or real estate stock index or a basket of REITs or real estate stocks. Enhanced or inverse return ETFs present greater opportunities for investment gains but also present correspondingly greater risk of loss. For instance, if the Fund invests in a leveraged ETF that attempts to double the return of an index, the ETF’s value would increase or decrease approximately twice the percentage of the underlying index. If the Fund invests in a leveraged ETF that attempts to provide the inverse return of an index, the ETF’s value would increase or decrease approximately the opposite percentage of the underlying index. Leveraged ETFs are complex, carry substantial risks, and are generally used to increase or decrease the Fund’s exposure to the underlying index on a short-term basis. Most leveraged ETFs reset daily and seek to achieve their objectives on a daily basis. Due to compounding, performance over longer periods can differ significantly from the performance of the underlying index.
In addition, the Fund may invest lesser portions of its assets in securities issued by companies outside of the real estate industry as described in the Statement of Additional Information.
Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Active Management Risk
▲  Company Risk
▲  Concentration Risk
▲  Foreign Securities Risk
▲  Income Risk
▲  Interest Rate Risk
▲  Limited Universe Risk
▲  Liquidity Risk
▲  Market Risk
▲  Pandemic Risk
▲  Portfolio Risk
▲  Real Estate Risk
▲  REIT/REOC-Related Risk
▲  Risks of Stock Investing

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Credit Risk
▲  Currency Risk
▲  Derivatives Risk
▲  Diversification Risk
▲  Exchange Traded Funds Risk
▲  Inflation Risk
▲  Initial Public Offering (IPO) Risk
▲  Large Company Risk
▲  Mid Size Company Risk
▲  Non-Government Securities Risk
▲  Sector Risk
▲  Short-Term Trading Risk
▲  Small and Micro-Cap Company Risk

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A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
SFT T. Rowe Price Value Fund
The Fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.
A summary of the Fund’s principal investment strategies and principal risks is included in the Summary portion of this prospectus beginning on page 60, above.
More Information About the Fund and its Investment Risks. Generally, careful selection of stocks having value characteristics can, over time, limit the downside risk of a value-oriented portfolio compared with the broad market.
In addition, stocks whose prices are below a company’s intrinsic value may offer the potential for substantial capital appreciation.
Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or undervalued, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly.
Some of the principal measures used to identify such stocks are:
Price/earnings ratio. Dividing a stock’s price by its earnings per share generates a price/earnings or P/E ratio. A stock with a P/E ratio that is significantly below that of its peers, the market as a whole, or its own historical norm may represent an attractive opportunity.
Price/book value ratio. Dividing a stock’s price by its book value per share indicates how a stock is priced relative to the accounting (i.e., book) value of the company’s assets. A ratio below the market, that of its competitors, or its own historical norm could indicate a stock that is undervalued.
Price/sales ratio. Dividing the market value of equity, or current market capitalization (number of shares outstanding multiplied by share price), of a company by the company’s total annual sales generates a price/sales or P/S ratio. It is a tool used to evaluate a stock or compare a company against similar companies, wherein a lower P/S ratio is considered better. The price/sales ratio is a measurement often used in valuing companies for acquisition.
Dividend yield. A stock’s dividend yield is found by dividing its annual dividend by its share price. A yield significantly above a stock’s own historical norm or that of its peers may suggest an investment opportunity.
A stock selling at $10 with an annual dividend of $0.50 has a 5% yield.
Price/cash flow. Dividing a stock’s price by the company’s cash flow per share, rather than by its earnings or book value, provides a more useful measure of value in some cases. A ratio below that of the market or a company’s peers suggests the market may be incorrectly valuing the company’s cash flow for reasons that could be temporary.
Undervalued assets. This analysis compares a company’s stock price with its underlying asset values, its projected value in the private (as opposed to public) market, or its expected value if the company or parts of it were sold or liquidated.
Restructuring opportunities. Many well-established companies experience business challenges that can lead to a temporary decline in their financial performance. These challenges can include a poorly integrated acquisition, difficulties in product manufacturing or distribution, a downturn in a major end market, or an increase in industry capacity that negatively affects pricing. The shares of such companies frequently trade at depressed valuations. These companies can become successful investments if their management is sufficiently skilled and motivated to
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properly restructure the organization, their financial flexibility is adequate, the underlying value of the business has not been impaired, or their business environment improves or remains healthy.
Numerous situations exist in which a company’s intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized, the company’s stock price could rise. In another example, a company’s management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.
Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.
As with all stock funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political, social, or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for any industry or company may deteriorate because of a variety of factors, including the disappointing earnings or changes in the competitive environment. In addition, T. Rowe Price’s assessment of companies held by the Fund may prove incorrect, resulting in losses or poor performance even in rising markets. Also, the Fund’s overall investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. Legislative, regulatory, or tax developments may affect the investment strategies available to portfolio managers, which could adversely affect the ability to implement the Fund’s overall investment program and achieve the Fund’s investment objectives.
As with any mutual fund, there is no guarantee the Fund will achieve its objectives.
The principal risks associated with the Fund’s principal investment strategies include the following:
Market conditions risks. The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
Risks of stock investing. The Fund’s share price can fall because of weakness in the overall stock markets, a particular industry, or specific holdings. Stock markets as a whole can be volatile and decline for many reasons, such as adverse local, political, regulatory, or economic developments; changes in investor psychology; or heavy institutional selling at the same time by major institutional investors in the market, such as mutual funds, pension funds, and banks. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the adviser’s assessment of companies whose stocks are held by the Fund may prove incorrect, resulting in losses or poor performance, even in rising markets. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer’s bonds and preferred stock take precedence over the claims of those who own common stock.
Value investing risks. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. Value stocks can react differently to political, economic, and industry developments than the market as a whole and other types of stocks. A value approach to investing carries the risk that the market will not recognize a security’s intrinsic value or that a stock judged to be undervalued may actually
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be appropriately priced. Finding undervalued stocks requires considerable research to identify the particular company, analyze its financial condition and prospects, and assess the likelihood that the stock’s underlying value will be recognized by the market and reflected in its price. Although value stocks tend to be inexpensive relative to their earnings, they can continue to be inexpensive for long periods of time and may not ever realize their full value.
Large-cap stocks risks. Although stocks issued by larger companies tend to have less overall volatility than stocks issued by smaller companies, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods. In addition, larger companies may be less capable of responding quickly to competitive challenges and industry changes, and may suffer sharper price declines as a result of earnings disappointments.
Sector risks. At times, the Fund may have a significant portion of its assets invested in securities of issuers conducting business in a broadly related group of industries within the same economic sector. Issuers in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Foreign securities risks. The Fund’s investments outside the U.S. are subject to special risks, whether the securities (including depositary receipts and other instruments that represent interests in a non-U.S. issuer) are denominated in U.S. dollars or foreign currencies. These risks include potentially adverse local, political, social, and economic conditions overseas, greater volatility, lower liquidity, and the possibility that settlement practices and regulatory and accounting standards will differ from those of U.S. issuers. Foreign currencies could decline against the U.S. dollar, lowering the value of securities denominated in those currencies and possibly the Fund’s share price. These risks are heightened for any investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.
Small- and mid-cap company risks. To the extent the Fund invests in small- and mid-capitalization stocks, it is likely to be more volatile than a fund that invests only in large companies. Small and medium-sized companies are generally riskier because they may have more limited product lines, less capital reserves, and less seasoned management, all of which could hinder their efforts to respond to economic, market, and industry changes. In addition, their securities may trade less frequently and with greater price swings.
Portfolio turnover risks. Generally, the higher the portfolio turnover rate, the higher the overall transaction costs and the greater the potential impact on the Fund’s total return. High portfolio turnover results in increased transaction costs to the Fund, which may include brokerage commissions and other transaction costs related to the sale of holdings and reinvestment of the proceeds in other holdings. The Fund’s portfolio turnover rate may vary from year to year due to fluctuations in the levels of shareholder purchase and redemption activity, shifts in market conditions or evaluations of industries or specific issuers, and/or changes in the portfolio manager’s overall investment outlook. Increased portfolio reallocations and frequent portfolio turnover also may increase the possibility of capital gains distributions and affect the character of capital gains distributed by the Fund because short-term capital gains are treated like ordinary income.
In addition to the principal investment strategies and principal risks previously described, the Fund may employ other investment strategies and may be subject to other non-principal risks, which are described in the following paragraphs:
Pandemic risks. Pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
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An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. he Fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve unauthorized access
Additional strategies and risks. From time to time, the Fund may invest in securities other than common stocks and use derivatives that are consistent with its investment program (see “Types of Portfolio Securities”, below). For instance, the Fund may invest, to a limited extent, in futures contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets, or as a tool to manage cash flows into and out of the Fund and maintain liquidity while being invested in the market. To the extent the Fund invests in futures, it could be exposed to potential volatility and losses greater than direct investments in the futures contract’s underlying assets.
The Fund may, to a limited extent, use derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to settle trades in a foreign currency or to help protect the Fund’s holdings from unfavorable changes in foreign currency exchange rates, although other currency hedging techniques may be used from time to time. To the extent the Fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contracts’ underlying assets, and the risk that anticipated currency movements will not be accurately predicted.
Derivatives risks. Derivatives typically involve risks different from, and possibly greater than, the risks associated with investing directly in the assets on which the derivative is based. Certain derivatives can be highly volatile, lack liquidity, and be difficult to value. Changes in the value of a derivative may not properly correlate with changes in the value of the underlying asset, reference rate, or index. The Fund could be exposed to significant losses if it is unable to close a derivative position due to the lack of a liquid trading market. Derivatives involve the risk that a counterparty to the derivatives agreement will fail to make required payments or comply with the terms of the agreement. There is also the possibility that limitations or trading restrictions may be imposed by an exchange or government regulation, which could adversely impact the value and liquidity of a derivatives contract subject to such regulation. Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.
Cybersecurity breaches. The Fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve deliberate attacks and unauthorized access to the digital information systems (for example, through “hacking” or malicious software coding) used by the Fund or its third-party service providers, but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the Fund and its shareholders, cause the Fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving the Fund’s third-party service providers, trading counterparties, or issuers in which the Fund invests could subject the Fund to many of the same risks associated with direct breaches.
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Investment Policies and Practices. Fund holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in this prospectus. For instance, Fund investments in certain derivatives are limited to 10% of total assets. While these restrictions provide a useful level of detail about Fund investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in derivatives could have significantly more of an impact on the Fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the Fund’s investments.
Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time it was made. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.
Changes in the Fund’s holdings, the Fund’s performance, and the contribution of various investments to the Fund’s performance are discussed in the shareholder reports.
The Fund’s portfolio manager has considerable discretion in choosing investment strategies and selecting securities the manager believes will help achieve the Fund’s objective.
Types of Portfolio Securities. In seeking to meet its investment objective, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with its investment program. However, the Fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by the Fund. The following pages describe various types of the Fund’s holdings and investment management practices, some of which are also described as part of the Fund’s principal investment strategies.
Fund investments are primarily in common stocks, including foreign securities, which are part of the Fund’s principal investment strategies, and, to a lesser degree, other types of securities which are not part of the Fund’s principal investment strategies, as described as follows.
Common and Preferred Stocks (a principal investment strategy). Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis and profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Unlike common stock, preferred stock does not ordinarily carry voting rights. While most preferred stocks pay a dividend, the Fund may decide to purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.
Foreign Securities (a principal investment strategy). The Fund may invest in foreign securities. These include nondollar-denominated securities traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers traded in the U.S. Investing in foreign securities involves special risks that can increase the potential for losses. These include: exposure to potentially adverse local, political, social, and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; government interference in markets such as nationalization and exchange controls, expropriation of assets, or imposition of punitive taxes; the imposition of international trade and capital barriers, and other protectionist or retaliatory measures; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices and legal rights that differ from U.S. standards; and the chance that
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fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value). These risks are heightened for investments in emerging markets. The Fund may purchase American Depositary Receipts and Global Depositary Receipts, which are certificates evidencing ownership of shares of a foreign issuer. American Depositary Receipts and Global Depositary Receipts trade on established markets and are alternatives to directly purchasing the underlying foreign securities in their local markets and currencies. Such investments are subject to many of the same risks associated with investing directly in foreign securities.
Convertible Securities and Warrants (a non-principal investment strategy). The Fund may invest in debt instruments or preferred equity securities that are convertible into, or exchangeable for, equity securities at specified times in the future and according to a certain exchange ratio. Convertible bonds are typically callable by the issuer, which could in effect force conversion before the holder would otherwise choose. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree than common stock. Some convertible securities combine higher or lower current income with options and other features. Warrants are options to buy, directly from the issuer, a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.
Debt Instruments (a non-principal investment strategy). The Fund may invest in bonds and debt instruments of any type, including municipal securities, without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan participations and assignments. These investments will be made in companies, municipalities, or entities that meet the Fund’s investment criteria. Such investments may have a fixed, variable, or floating interest rate. The price of a bond or fixed rate debt instrument usually fluctuates with changes in interest rates, generally rising when interest rates fall and falling when interest rates rise. Investments involving below investment-grade issuers or borrowers can be more volatile and have greater risk of default than investment-grade bonds. Certain of these investments may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender.
Futures and Options (a non-principal investment strategy). Futures are often used to establish exposures or manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options give the investor the right (when the investor purchases the option), or the obligation (when the investor “writes” or sells the option), to buy or sell an asset at a predetermined price in the future. Futures and options contracts may be bought or sold for any number of reasons, including to manage exposure to changes in securities prices, foreign currencies, and credit quality; as an efficient means of increasing or decreasing the Fund’s exposure to a specific part or broad segment of the U.S. market or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, futures, and financial indexes. The Fund may choose to continue a futures contract by “rolling over” an expiring futures contract into an identical contract with a later maturity date. This could increase the Fund’s transaction costs and portfolio turnover rate.
Futures contracts and options may not always be successful investments or hedges; their prices can be highly volatile; using them could lower the Fund’s total return; and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts; and the losses from certain options written by the Fund could be unlimited.
Currency Derivatives (a non-principal investment strategy). In connection with investments in foreign securities, the Fund may attempt to hedge its exposure to potentially unfavorable currency changes. The primary means of doing this is through the use of forward currency exchange contracts, which are contracts between two counterparties to exchange one currency for another on a future date at a specified exchange rate. However, futures, swaps, and options on foreign currencies may also be used. In certain circumstances, the Fund may use currency derivatives to substitute a different currency for the currency in which the investment is denominated, a strategy known as proxy hedging. If the Fund were to engage in any of these foreign currency transactions, it would be primarily to protect its foreign securities from adverse currency movements relative to the U.S. dollar. Such transactions involve,
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among other risks, the risk that anticipated currency movements will not occur, which could reduce the Fund’s total return. There are certain markets, including many emerging markets, where it is not possible to engage in effective foreign currency hedging.
Investments in Other Investment Companies (a non-principal investment strategy). The Fund may invest in other investment companies, including open-end funds, closed-end funds, and ETFs.
The Fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting the purchase of securities or as an efficient means of gaining exposure to a particular asset class. The Fund might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the Fund may not be able to buy those securities directly or as a means of gaining efficient and effective exposure to certain asset classes. Any investment in another investment company would be consistent with the Fund’s objective and investment program.
The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. In addition, because closed-end funds and exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.
As a shareholder of another investment company, the Fund must pay its pro-rata share of that investment company’s fees and expenses. The Fund’s investments in other investment companies are subject to the limits that apply to investments in other funds under the 1940 Act or under any applicable exemptive order.
Illiquid Investments. Some of the Fund’s holdings may be considered illiquid because they are subject to legal or contractual restrictions on resale ore because they cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The determination of liquidity involves a variety of factors. Illiquid investments may include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold (for example, pursuant to Rule 144A under the Securities Act of 1933) and therefore deemed liquid, others may have resale restrictions and be considered illiquid. The sale of illiquid investments may involve substantial delays and additional costs, and the Fund may only be able to sell such investments at prices substantially lower than what it believes they are worth. In addition, the Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell such investments at an advantageous time, which could prevent the Fund from taking advantage of other investment opportunities.
Other Types of Investment Management Practices (non-principal investment strategies). The Fund may also engage in the following investment management practices:
Reserve Position. A certain portion of the Fund’s assets will be held in reserves. The Fund’s reserve positions can consist of: (1) shares of a money market fund or short-term bond fund (which do not charge any management fees); (2) short-term, high-quality U.S. and non-U.S. dollar-denominated money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies. For temporary, defensive purposes, there is no limit on the Fund’s holdings in reserves. If the Fund has significant holdings in reserves, it could compromise its ability to achieve its objectives. The reserve position provides flexibility in meeting redemptions, paying expenses and managing cash flows into the Fund, and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk.
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Lending of Portfolio Securities. The Fund may lend its securities to broker-dealers, other institutions, or other persons to earn additional income. Risks include the potential insolvency of the broker-dealer or other borrower that could result in delays in recovering securities and capital losses. Additionally, losses could result from the reinvestment of collateral received on loaned securities in investments that default or do not perform as well as expected.
A summary of the Fund’s principal risks is included in the Summary portion of the prospectus beginning on page 60, and additional risk information is set forth in “Defining Risks” below. Additional investment and risk information is also provided in the Statement of Additional Information.
SFT Wellington Core Equity Fund
The Fund seeks growth of capital.
Principal Investment Strategies. Under normal circumstances, the Fund invests at least 80% of its assets in common stocks. The Fund invests in a diversified portfolio of common stocks of issuers located primarily in the United States, and to a lesser extent, securities of non-US companies. Wellington Management Company LLP (Wellington Management), the Fund’s sub-adviser, chooses the Fund’s investments using fundamental research designed to identify issuers with improving quality metrics, business momentum and attractive relative valuations. The investment process is aided by a proprietary quantitative screening process that narrows the investment universe to companies that are consistent with the Fund’s investment strategy. The investment team spends most of its time conducting fundamental research on companies elevated by the screening process. Research emphasizes the sustainability of a business’ competitive advantages, revenue and margin drivers, and cash-generation capacity. Other important considerations include capital allocation discipline, off-financial-statement factors, management track record, and analysis of products and competition. The Fund’s portfolio is broadly diversified by industry and company. The Fund invests in a broad range of market capitalizations, but tends to focus on highly liquid, large capitalization companies with market capitalizations similar to those of the S&P 500® Index. The Fund generally will be fully invested in equity and equity-related securities. The Fund may invest up to 20% of its net assets in securities of foreign issuers and non-dollar securities. Although derivative instruments are not a significant component of the investment process, the Fund may make use of derivative securities (including futures contracts, options on futures contracts, and over-the-counter derivatives) for the purpose of equitizing cash and/or obtaining efficient investment exposure.
Fundamental analysis of a company involves the assessment of such factors as its business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of value. Wellington Management identifies candidates for fundamental research with an internally-developed quantitative analytical approach. This quantitative approach evaluates each security, favoring those with attractive valuation, momentum, balance sheet and situations and events factors. Valuation factors capture cheapness. Momentum factors focus on stocks with favorable earnings and stock price momentum to assess the appropriate time for purchase. Balance sheet factors analyze the quality of earnings and capital. Situations and events factors exploit opportunities arising from idiosyncratic events or transient situations. As part of its fundamental analysis, Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment. Wellington Management may also consider the research provided by its Global Industry Analysts (GIAs), who provide in-depth company analysis by sector coverage, in addition to other resources and tools.
As of December 31, 2020, the market capitalization of companies included in the S&P 500® Index ranged from approximately $4.6 billion and $2.23 trillion. The market capitalization range of the index changes over time.
Other Non-Principal Investment Strategies. The Fund may use derivatives for hedging purposes, to gain exposure to certain issuers or market sectors, and/or to equitize cash. The derivatives in which the Fund may invest include exchange and over-the-counter traded transactions including, but not limited to, futures, options and similar derivative instruments or combinations thereof.
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Principal Risks. An investment in the Fund is subject to the following principal risks:
▲  Active Management Risk
▲  Currency Risk
▲  Foreign Securities Risk
▲  Investment Strategy Risk
▲  Market Risk
▲  Pandemic Risk
▲  Risk of Stock Investing

Other Non-Principal Risks. In addition to the principal risks identified above, an investment in the Fund may also be subject to the following risks:
▲  Derivatives Risk
▲  Exchange Traded Funds Risk
▲  Exchange Traded Notes Risk
▲  Investment Company Risk
▲  Mid Size Company Risk
▲  Restricted Securities Risk
▲  Small Company Risk

A detailed description of these risks is set forth in “Defining Risks” below. Additional risk information is provided in the Statement of Additional Information.
Investment Practices Common to the Funds
In an attempt to respond to adverse market, economic, political or other conditions, each of the Funds may also invest for temporary defensive purposes in cash and various short-term cash equivalent items without limit. When investing for temporary defensive purposes, such actions could be inconsistent with a Fund’s investment strategy and may result in a Fund not achieving its investment objective. See “Investment Objective and Policies — Defensive Purposes” in the Statement of Additional Information for further details.
Defining Risks
Investment in each Fund involves risks. A Fund’s yield and price are not guaranteed, and the value of an investment in a Fund will go up or down.
The Funds and their service providers may be exposed to operational and information security risks from cyber-attacks. Cyber-attacks include, among other things, stealing or corrupting data, attacks on websites, the unauthorized release of confidential information, or other types of information security breaches. Cyber-attacks affecting the Funds or their investment adviser, sub-advisers, custodians, intermediaries or other third-party service providers may adversely impact the Funds. For example, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate NAVs, cause the release of confidential business information, impede trading, subject the Funds to regulatory fines, financial losses and/or cause reputational damage, among other things. The Funds may also incur expenses related to cyber security risk mitigation. The securities in which the Funds may invest may also be subject to cyber-security risk, which could result in material adverse consequences for issuers and may cause the value of the Funds’ investment in such securities to lose value.
The value of an investment in a particular Fund may be affected by the risks of investing in that Fund as identified for each Fund in “Detailed Fund Information” above. The following glossary describes those identified risks associated with investing in the Funds.
▲  Acquired Fund Risk – the risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by another investment company, such as the SFT Index 500 Fund, in which the Fund invests (an “Acquired Fund”) and that the ability of the Fund to achieve its investment objective will depend upon the ability of the Acquired Fund to achieve its investment objectives.
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▲  Active Management Risk – the risk that the investment adviser’s or investment sub-adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other funds with similar objectives and investment strategies.
▲  Allocation Risk – the risk that the Fund could lose money as a result of less than optimal or poor asset allocation decisions as to how its assets are allocated or reallocated.
▲  Banking and Financial Companies Risk – To the extent the Fund has significant investments in financial companies, it is more susceptible to adverse developments affecting such companies and may perform poorly during a downturn in the banking industry. Banks can be adversely affected by, among other things, regulatory changes, interest rate movements, the availability of capital and the cost to borrow, and the rate of debt defaults. Banks and other financial services institutions are often subject to extensive governmental regulation and intervention, and the potential for additional regulation could reduce profit margins and adversely affect the scope of their activities, increase the amount of capital they must maintain, and limit the amounts and types of loans and other financial commitments they can make. In addition, companies in the financials sector may also be adversely affected by decreases in the availability of money or asset valuations, credit rating downgrades, increased competition, and adverse conditions in other related markets.
▲  Call Risk – the risk that securities with high interest rates (or other attributes that increase debt cost) will be prepaid by the issuer prior to maturity, particularly during periods of falling interest rates. In general, an issuer will call its debt securities if they can be refinanced by issuing new securities with a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its securities. As a result, the Fund would have to reinvest the proceeds in other securities with generally lower interest rates, resulting in a decline in the Fund’s income.
▲  Cash Position Risk – the risk that, to the extent a Fund holds a large position in cash/cash equivalents (including money market Funds) a Fund may lose opportunities to participate in market appreciation and may have lower returns than if a Fund made other investments. In such circumstances, a Fund may not achieve its investment goal.
▲  Company Risk – the risk that individual securities may be more volatile or perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company. In addition, the volatility of a company’s income or share price may be greater because of the amount of leverage on the company’s balance sheet.
▲  Concentration Risk – the risk that the Fund’s performance may be more susceptible to a single economic, regulatory or technological occurrence than an investment portfolio that does not concentrate its investments in a single industry. The Fund is subject to concentration risk if the Fund invests more than 25% of its total assets in a particular industry.
▲  Convertible Security Risk – A convertible security is a bond, debenture, note, preferred stock or other security that may be converted or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal or interest or that its credit may be downgraded or perceived to be less creditworthy. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could
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adversely affect the price and liquidity of fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
▲  Credit Risk – the risk that an issuer of a debt security, asset-backed or mortgage-backed security (or an underlying obligor) or other fixed income obligation will not make payments on the security or obligation when due, or that the other party to a contract will default on its obligation. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Fund. Also, a change in the quality rating of a debt security or other fixed income obligation can affect the security’s or obligation’s liquidity and make it more difficult to sell. The Fund may attempt to minimize credit risk by investing in debt securities and other fixed income obligations considered at least investment grade at the time of purchase. However, all of these securities and obligations, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher rated securities and obligations. If the Fund purchases unrated securities and obligations, it will depend on its investment adviser’s or sub-adviser’s analysis of credit risk more heavily than usual.
Debt securities ratings. The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that no longer apply or are accurate. Recently, legislation and regulations to reform rating agencies have been proposed and may adversely impact the Fund’s investments or investment process.
Lower-rated securities. Securities rated below the top four ratings (below Aaa to Baa3 for Moody’s and AAA to BBB- for Standard & Poor’s), sometimes called “junk bonds,” generally have more credit risk than higher-rated securities, and have greater potential to become distressed or to default.
Issuers of high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are generally considered predominately speculative by the applicable rating agencies as these issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.
The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. Prices of corporate high yield securities are often closely linked with the issuer’s stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.
The prices of high-yield sovereign debt of emerging market countries fluctuate more than higher-quality securities. An emerging market country may be unwilling or unable to repay the principal and/or interest on its sovereign debt because of insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards supranational agencies such as the International Monetary Fund, or the political constraints to which the government may be subject. If an emerging market country defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Restructuring may include obtaining additional credit to finance outstanding obligations,
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reduction and rescheduling of payments of interest and principal, or negotiation of new or amended credit agreements. In the event of a default on sovereign debt, the Fund may have limited legal recourse against the defaulting government. In certain cases, remedies must be pursued in the courts of the defaulting country itself, which may further limit the Fund’s ability to obtain recourse.
High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund’s ability to sell securities in response to specific economic events or to meet redemption requests.
Substantial declines in the prices of high yield debt securities can dramatically increase the yield of such bonds. The decline in market prices may reflect an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than any increase in income that the debt security or securities may pay to the Fund on its investment.
Unrated Debt Securities. Unrated or short-term rated debt securities determined by the Fund’s investment adviser or sub-adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
▲  Currency Risk – the risk that changes in foreign currency exchange rates will increase or decrease the value of foreign securities or the amount of income or gain received on such securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund. Attempts by the Fund to minimize the effects of currency fluctuations through the use of foreign currency hedging transactions may not be successful or the Fund’s hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.
▲  Currency Hedging Risk – When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative is intended to be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the reference asset, and there can be no assurance that the Fund’s hedging transactions will be effective.
Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions in a geographic region in which the Fund invests. In addition, the Fund’s exposure to the currencies may not be fully hedged at all times. At certain times, the Fund may use an alternative (“optimized”) hedging strategy and will hedge a smaller number of currencies to reduce hedging costs. Furthermore, it is possible that a degree of currency exposure may remain even at the time a hedging transaction is implemented. As a result, the Fund may not be able to structure its hedging transactions as anticipated or its hedging transactions may not successfully reduce the currency risk in the Fund’s portfolio.
The effectiveness of the Fund’s currency hedging strategy will in general be affected by the volatility of the U.S. dollar relative to the currencies to be hedged, measured on an aggregate basis. Increased volatility in the U.S. dollar relative to the currencies to be hedged will generally reduce the effectiveness of the Fund’s currency hedging strategy. In addition, volatility in one or more of the currencies may offset stability in another currency and reduce the overall effectiveness of the hedges. The effectiveness of the Fund’s currency hedging strategy may also be affected by interest rates. Significant differences between U.S. dollar interest rates and foreign currency interest rates may impact the effectiveness of the Fund’s currency hedging strategy.
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▲  Currency Management Strategies Risk – the risk that currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Fund’s sub-adviser expects. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
▲  Cybersecurity Risk – The Fund may be subject to operational and information security risks resulting from breaches in cybersecurity. Cybersecurity breaches may involve unauthorized access to the digital information systems (e.g., through “hacking” or malicious software coding) of the Fund or its third-party service providers, but may also result from outside attacks such as denial-of-service attacks. These breaches may, among other things, result in financial losses to the Fund and its shareholders, cause the Fund to lose proprietary information, disrupt business operations, or result in the unauthorized release of confidential information. Further, cybersecurity breaches involving third-party service providers, trading counterparties, or issuers in which the Fund invests could subject the Fund to many of the same risks associated with direct breaches.
▲  Derivatives Risk – the risk associated with investing in a financial contract whose value depends on, or is derived from, the value of an underlying currency, security, reference rate, or index. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Fund may also invest in derivatives such as exchange traded futures contracts solely to help stay fully invested and to reduce transaction costs, or to manage volatility in its portfolio. Derivatives may also be used for leverage, in which case their use would likely accentuate a particular risk related to the derivative. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives involve costs, and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that significantly exceeds the Fund’s initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the portfolio manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.
Use of these instruments could also result in a loss if the exchange on which the instruments are traded or a counterparty to the transaction (with respect to OTC instruments, including swap agreements and forward currency contracts) does not perform as promised, including because of such exchange or counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to
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close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. While a Fund may intend to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the portfolio manager elects not to do so due to availability, cost or other factors.
Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. It is expected that additional changes to the regulatory framework will occur, but the extent and impact of additional new regulations are not certain at this time.
▲  Developing Market Countries Risk – the risk that the Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.
▲  Diversification Risk – the risk that, as a result of investing more than 5% of its total assets in the securities of a single issuer, the Fund’s performance may be more susceptible to a single economic, regulatory, technological or market liquidity occurrence than a more diversified investment portfolio. A Fund (other than SFT International Bond Fund and SFT Ivysm Growth Fund) may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer. With respect to the other 25% of its total assets, however, a Fund is subject to diversification risk if it invests more than 5% of its total assets in the securities of a single issuer. As non-diversified investment companies, SFT International Bond Fund and SFT Ivysm Growth Fund may particularly be subject to diversification risk since the Funds may invest more than 5% of their total assets in the securities of a single issuer with respect to 100% of the Funds' total investment portfolios.
▲  Euro and European Risks – Seventeen nations in Europe use a common currency known as the Euro. (These 17 countries are referred to as the “Euro-zone.”) There have been recent developments which raise the possibility of one or more countries leaving the Euro-zone. The “break-up” of the Euro-zone (or even the threat of this occurring) could have a substantial adverse impact on the Euro-zone countries, the rest of Europe, and the global economy, as well as entities (such as banks, investment companies and other financial institutions) which have exposure to Euro-zone countries. Recently, a number of nations in Europe (both within and outside of the Euro-zone) have been downgraded or given “negative outlooks” by the rating agencies, which enhances the credit risk of purchasing securities issued by such countries.
▲  Exchange Traded Funds Risk – the risk that ETFs may be subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its NAV per share, an active secondary trading market may not develop or be maintained, and trading may be halted by, or the ETF may be delisted from, the exchange in which they trade, which may impact the Fund’s ability to sell its shares. The lack of liquidity in a particular ETF could result in it being more volatile than the ETF’s underlying portfolio of securities. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track and there are brokerage commissions paid in connection with buying or selling ETF shares. In addition, ETFs have management fees and other expenses. The Fund will bear its pro rata portion of these expenses and therefore the Fund’s expenses may be higher than if it invested directly in securities.
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▲  Exchange Traded Notes Risk – the risk that exchange traded notes (ETNs) which are unsecured debt obligations of banks or other financial institutions, may lose some or all of its investment if the issuer of the ETN files bankruptcy and defaults on its obligations or takes other actions that impact the value of the ETN. An ETN’s return is linked to a market index or other benchmark minus applicable fees. Like ETFs, ETNs are traded on exchanges, provide market exposure and are subject to market risk. Unlike ETFs, however, ETNs do not buy or hold assets to replicate or approximate the underlying index, and are subject to the credit risk of the issuer. The value of an ETN may drop, despite no change in the underlying index, due to a downgrade in the issuer’s credit rating.
▲  Extension Risk – the risk that rising interest rates could cause property owners to prepay their mortgages more slowly than expected, resulting in slower than anticipated prepayments of mortgage-backed securities. This risk is greater for residential mortgage-backed securities.
▲  Focus Risk – the risk that the greater the Fund’s exposure to any single type of investment – including investment in a given industry, sector, region, country, currency, issuer, or type of security – the greater the losses the Fund may experience upon any single economic, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
▲  Foreign Exposure Risk – The securities of many companies may have significant exposure to foreign markets as a result of the company’s operations, products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.
▲  Foreign Governmental and Supranational Debt Securities Risk – Foreign government and sovereign debt securities, including supranational debt securities, are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.
▲  Foreign Investments and Emerging Markets Risk – The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk as compared to investments in U.S. securities or issuers with predominantly domestic exposure, such as less liquid, less transparent, less regulated and more volatile markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards, lack of information and political, economic, financial or social instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region,
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economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.
The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories. Settlement of trades in these markets can take longer than in other markets and the Fund may not receive its proceeds from the sale of certain securities for an extended period (possibly several weeks or even longer).
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.
▲  Foreign Securities Risk – the risk that investing in foreign securities, including securities of foreign governments, typically involves more risks than investing in U.S. securities, and includes risks associated with: political and economic developments – the political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S.; trading practices – government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies. The risks of foreign investments typically are greater in less developed countries or emerging market countries. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price. Certain corporations with substantial U.S. and global operations have transferred or may transfer their domicile to a foreign jurisdiction from the U.S., which may increase the impact of this risk.
▲  Government Securities Risk – the risk a fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as securities issued by Ginnie Mae, Fannie Mae, or Freddie Mac). U.S. government securities are subject to market risk, interest rate risk, and credit risk. Securities such as those issued or guaranteed by Ginnie Mae or the U.S. Treasury, that are backed by the full faith and credit of the United States, are guaranteed only as to the timely payment of interest and principal when held to maturity, and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to a fund. Securities issued or guaranteed by U.S. government-related organizations, such as Fannie Mae and Freddie Mac, are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government will provide financial support. Therefore, U.S. government-related organizations may not have the funds to meet their payment obligations in the future. U.S. government securities include zero coupon securities, which tend to be subject to greater market risk and interest rate risk than interest-paying securities of similar maturities.
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▲  Growth Stock Risk – Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general.
▲  Healthcare Sector Risk – Investment risks associated with investing in securities in the health care sector, in addition to other risks, include heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; the potentially long and costly process for obtaining new product approval by the U.S. Food and Drug Administration (FDA); the difficulty health care-providers may have obtaining staff to deliver services; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel.
▲  Hedging Risk – the risk that the Fund’s use of derivatives for hedging purposes, although designed to help manage volatility and offset negative movements in the securities in which the Fund invests, will not always be successful. Hedging can cause the Fund to lose money and can reduce the opportunity for gain.
▲  Holdings Risk – the risk a fund may hold a limited number of stocks (e.g. 40 to 60) and a fund’s portfolio manager may tend to invest a significant portion of a fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by a fund may have a greater impact on a fund’s net asset value (NAV) than it would if a fund invested in a larger number of securities or if a fund’s portfolio manager invested a greater portion of a fund’s total assets in a larger number of stocks.
▲  Income Risk – the risk that the Fund may experience a decline in its income due to falling interest rates, earnings declines or income decline within a security.
▲  Index Performance Risk – the risk that the Fund’s ability to replicate the performance of a particular securities index may be affected by, among other things, changes in securities markets, the manner in which the index’s sponsor calculates the applicable securities index, the amount and timing of cash flows into and out of the Fund, commissions, settlement fees and other expenses. A Fund’s performance may also be adversely affected if a particular stock in an index (or stocks within an industry heavily weighted by an index) performs poorly.
▲  Inflation Risk – the risk that inflation will erode the purchasing power of the value of securities held by the Fund or the value of the Fund’s dividends. Fixed-rate debt and preferred equity securities may be more susceptible to this risk than floating-rate debt securities or common equity securities, whose value and dividends may increase in the future.
▲  Inflation-Indexed Securities Risk – the risk that inflation-indexed securities have a tendency to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates lowered by the anticipated effect of inflation. In general, the price of an inflation-indexed security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-indexed securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable.
▲  Information Technology Sector Risk – Investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.
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▲  Initial Public Offering (IPO) Risk – Investments in IPOs can have a significant positive impact on the Fund’s performance; however any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, the Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. To the extent that IPOs have had a significant impact on the Fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs is also likely to decline as the Fund grows.
▲  Interest Rate Risk – the risk that the value of a mortgage-backed security, debt security or fixed income obligation will decline due to an increase in market interest rates. Long-term debt securities, mortgage-backed securities and fixed income obligations are generally more sensitive to interest rate changes. The negative impact on a mortgage-backed security, debt security or fixed income obligation from resulting rate increases could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from the Fund and other fixed income funds may worsen the impact. Other types of securities also may be adversely affected from an increase in interest rates. In addition, interest rates may decline further resulting in lower yields which make the Fund less attractive to investors who are seeking higher rates of returns. Also a lower yield may not be sufficient to cover the expenses of the Fund Interest rates are currently at or near historic lows.
▲  Investment Company Risk – the risk that, to the extent the Fund invests in shares of another investment company, it will indirectly absorb its pro rata share of such investment company’s operating expenses, including investment advisory and administrative fees, which will reduce the Fund’s return on such investment relative to investment alternatives that do not include such expenses.
▲  Investment Strategy Risk – the risk that, if the portfolio managers' investment decisions and strategy does not perform as expected, the Fund could underperform its peers or lose money. The Fund’s performance depends on the portfolio managers' judgement about a variety of factors, such as markets, interest rates and/or the attractiveness, relative value, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The portfolio managers' investment models may not adequately take into account certain factors, may perform differently than anticipated and may result in the Fund having a lower return than if the portfolio managers used another model or investment strategy. There is no guarantee that the strategy used by the Fund will allow the Fund to achieve its investment objective.
▲  Investment Style Risk – the risk that different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The SFT T. Rowe Price Value Fund, a fund with a value approach to investing, could underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may actually be appropriately priced at a low level.
▲  Large-Cap Stocks Risk – Securities issued by large-cap companies tend to be less volatile than securities issued by smaller companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
▲  Large Company Risk – the risk that a portfolio of large capitalization company securities may underperform the market as a whole.
▲  Leveraging Risk – the risk that certain Fund transactions, such as transactions in derivative instruments or leveraged ETFs, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.
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▲  LIBOR Risk – the risk that the Fund may be exposed to financial instruments that are tied to LIBOR (London Interbank Offered Rate) to determine payment obligations, financing terms or investment value. These financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed on existing LIBOR-based investments. These effects could occur prior to the end of the transition. Any of these factors may adversely affect the Fund’s performance or net asset value (“NAV”).
▲  Limited Universe Risk – the risk that an investment in the Fund may present greater volatility, due to the limited number of issuers of real estate and real estate-related securities, than an investment in portfolio of securities selected from a greater number of issuers.
▲  Liquidity Risk – the risk that the Fund’s ability to sell particular securities at an advantageous price or in a timely manner will be impaired due to low trading volume, lack of a market maker, or legal restrictions. The recent increase in capital requirements and potential for increased regulation may negatively impact market liquidity going forward. In the event certain securities experience low trading volumes, the prices of such securities may display abrupt or erratic movements. In addition, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the time when the investment adviser believes it is desirable to do so. Investment in securities that are less actively traded (or over time experience decreased trading volume) may restrict the Fund’s ability to take advantage of other market opportunities.
▲  Managed Volatility Strategy Risk – the risk that the Fund’s investment adviser may be unsuccessful in managing volatility and the Fund may experience a high level of volatility in its returns. The securities used in the strategy are subject to price volatility, and the strategy may not result in less volatile returns for the Fund relative to the market as a whole and they could be more volatile. While the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the strategy will deliver competitive returns. Even if successful, the strategy may also result in returns increasing to a lesser degree than the market, or decreasing when the values of certain securities used in the strategy are stable or rising. The strategy may expose the Fund to losses (some of which may be sudden) to which it would not have otherwise been exposed if it invested only in equity and fixed income securities. Additionally, the derivatives used to hedge the value of securities are not identical to the securities held, and as a result, the investment in derivatives may decline in value at the same time as underlying investments.
▲  Management Risk – the risk that the Fund’s performance is primarily dependent on the investment adviser’s or investment sub-adviser’s skill in evaluating and managing the Fund’s holdings. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.
▲  Market Risk – the risk that equity and debt securities are subject to adverse trends in equity and debt markets. Securities held by a Fund are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates, investor perceptions of the market and defaults or volatility in securities not held by a Fund but that impact general market trends and conditions. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or
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less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. In addition, market risk may affect a portfolio of equity securities of micro, small, mid, large and very large capitalization companies and/or equity securities believed by a Fund’s investment adviser or sub-adviser to be undervalued or exhibit above average sustainable earnings growth potential. As a result, a portfolio of such equity securities may underperform the market as a whole.
▲  Market Conditions Risk – The value of the Fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the Fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the Fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.
▲  Mid Size Company Risk – the risk that securities of mid capitalization companies may be more vulnerable to adverse developments than those of larger companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.
▲  Mortgage-Related and Other Asset-Backed Securities Risk – the risk that mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
▲  Non-Diversification Risk – A Fund that is a “non-diversified” mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with “diversified” funds, a non-diversified fund may invest a greater percentage of its assets in the securities of an issuer. Thus, a non-diversified Fund may hold fewer securities than other funds. A decline in the value of those investments would cause a non-diversified fund’s overall value to decline to a greater degree than if the Fund held more diversified holdings.
▲  Non-Government Securities Risk – the risk that payments on a non-government security will not be made when due, or the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government. These securities may include but are not limited to
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securities issued by non-government entities which can include instruments secured by obligations of residential mortgage borrowers. Non-agency securities also may include asset-backed securities (which represent interests in auto, consumer and/or credit card loans) and commercial mortgage-backed securities (which represent interests in commercial mortgage loans).
Non-agency securities can present valuation and liquidity issues and be subject to precipitous downgrades (or even default) during time periods characterized by recessionary market pressures such as falling home prices, rising unemployment, bank failures and/or other negative market stresses. The risk of non-payment by the issuer of any non-agency security increases when markets are stressed.
▲  Operational Risk – the risk Funds are exposed to from a number of factors, including, but not limited to, human error, systems or personnel changes, processing and communication errors, labor force disruptions (e.g., unplanned remote working arrangements and facility and other infrastructure closings), errors of service providers or other third-parties, failed or inadequate processes, technology or systems. Various operational events or circumstances are outside the control of the Funds, the investment adviser, sub-advisers and other third-parties. The Funds, investment adviser and sub-advisers seek to reduce operational risks through controls and procedures; however, these measures cannot address every possible risk and may be inadequate to address significant operational risks.
▲  Pandemic Risk – the risk that pandemics and other illness-related geopolitical events may increase short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Pandemics may adversely affect individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.
An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread internationally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect Fund performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.
▲  Passive Investment Risk – the risk that, because they are not actively managed, the ETFs in which the Fund may invest may be affected by a general decline in market segments relating to their respective benchmark indices. An ETF typically invests in securities included in, or representative of, its benchmark index regardless of their investment merits and does not attempt to take defensive positions in declining markets. This is a principal risk of the ETFs in which the Fund invests, and an indirect risk of an investment in the Fund.
▲  Portfolio Risk – the risk that Fund performance may not meet or exceed that of the market as a whole. The performance of the Fund will depend on the Fund’s investment adviser’s or sub-adviser’s judgment of economic and market policies, trends in investment yields and monetary policy.
▲  Portfolio Turnover Risk – High portfolio turnover may adversely affect the Fund’s performance and increase transaction costs, which could increase the Fund’s expenses. High portfolio turnover may also result in the distribution of higher capital gains when compared to a fund with less active trading policies, which could have an adverse tax impact if the Fund’s shares are held in a taxable account.
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▲  Preferred Stock Risk – Preferred stock is a type of stock that pays a cumulative, fixed dividend that is senior to the dividends paid on the common stock of the issuer. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Preferred stock also is subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock.
▲  Prepayment Risk – the risk that falling interest rates could cause prepayments of mortgage-related securities to occur more quickly than expected. This occurs because, as interest rates fall, more property owners refinance the mortgages underlying these securities. The Fund must reinvest the prepayments at a time when interest rates on new mortgage investments are falling, reducing the income of the Fund. In addition, when interest rates fall, prices on mortgage-related securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in mortgage prepayments.
▲  Real Estate Risk – the risk that the value of the Fund’s investments may decrease due to fluctuations in rental income, overbuilding and increased competition, casualty and condemnation losses, environmental costs and liabilities, extended vacancies of property, lack of available mortgage or other financing, government regulation and limitations, increases in property taxes, cash flow dependency, declines in real estate value, physical depreciation of buildings, inability to obtain project financing, increased operating costs and changes in general or local economic conditions.
▲  Redemption Risk – A Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
▲  Regional Risk – the risk that adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.
▲  REIT/REOC-Related Risk – the risk that the value of the Fund’s equity REIT and REOC securities will be adversely affected by changes in the value of the underlying property or business operations of the REIT or REOC. In addition, the value of equity REITs or mortgage REITs could be adversely affected if the REIT fails to qualify for tax-free pass through income under the Internal Revenue Code of 1986 (as amended), or maintain its exemption from registration under the Investment Company Act of 1940. In addition, REITs may be limited in their ability to maintain sufficient short-term liquidity in the event of an unforeseen or sudden decline in asset values and/or income because REITs are required to limit the amount of cash retained from business activities in order to maintain their REIT status under the Internal Revenue Code. REITs are also at risk of any adverse changes in laws and/or rules related to REIT tax status.
▲  Repurchase Agreement Risk – the risk that if the seller of a repurchase agreement defaults on its obligation to repurchase securities from the Fund, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
▲  Restricted Securities Risk – the risk that, in connection with investments in securities whose disposition is restricted under the federal securities laws, such securities may only be resold subject to statutory or regulatory restrictions, or if the Fund bears the costs of registering such securities. The Fund may therefore be
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unable to dispose of such securities as quickly as, or at prices as favorable as those for, comparable but unrestricted securities.
▲  Risk of Stock Investing – the risk that stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the Fund invests may decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.
▲  Sector Risk – the risk that the securities of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a company.
▲  Securities Lending Risk – the risk that the Fund may experience a delay in the recovery of loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the Fund enters into loan arrangements only with institutions that the Fund’s investment adviser or sub-adviser has determined are creditworthy. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.
▲  Securities Volatility Risk – the risk that the value of securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations can be dramatic over the short as well as long term, and different markets and different types of securities can react differently to these developments. Issuer, political, or economic developments can affect the volatility of a single issuer, issuers within an industry or economic sector or geographic region, or the markets as a whole. Changes in the financial condition of a single issuer can impact the volatility of the markets as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
▲  Short Position Risk – the risk that, in taking a short position in a transaction involving a derivative instrument, the Fund may suffer a loss because the risk assumed in such instrument significantly exceeds the amount of the initial investment, or because the Fund is unable to close out its short position or a counterparty to the transaction fails to perform as promised.
▲  Short Sale Risk – the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
▲  Short-Term Trading Risk – the risk that a Fund may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of securities will increase the Fund’s transaction costs. Factors that can lead to short-term trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain a Fund’s market capitalization target, and the need to sell a security to meet redemption activity.
▲  Small Company Risk – Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities
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by the underperformance of a sector or during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.
▲  Stable Price Risk – the risk that the SFT Government Money Market Fund will not be able to maintain a stable share price of $1.00. There may be situations where the Fund’s share price could fall below $1.00, which would reduce the value of an investor’s account.
▲  Value Investing Risk – The Fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time or a stock judged to be undervalued may be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser or sub-adviser believes are their full market values.
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Management of the Funds
Securian Asset Management, Inc.
The investment adviser of each of the Funds is Securian Asset Management, Inc. (Securian AM), 400 Robert Street North, St. Paul, Minnesota 55101, which has managed the Trust’s and its predecessor’s assets since May 1, 1997. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (“Advantus Series Fund”) pursuant to a Plan of Reorganization. In connection with this, each Portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. Prior to May 1, 2018, Securian AM was known as Advantus Capital Management, Inc.
Since its inception in 1994, Securian AM has also managed investment portfolios for various private accounts, including the accounts of certain Securian Financial Group, Inc. (SFG) affiliates, and has provided investment sub-advisory services for various unaffiliated mutual funds. Securian AM manages the Trust’s investments and furnishes all necessary office facilities, equipment and personnel for servicing the Trust’s investments. Both Securian AM and Minnesota Life Insurance Company (Minnesota Life) are wholly-owned subsidiaries of SFG, which is a second-tier subsidiary of a mutual insurance holding company called Minnesota Mutual Companies, Inc. Personnel of Securian AM also manage Minnesota Life’s investment portfolio. In addition, SFG serves as administrative services agent to the Trust.
The Trust and Securian AM have obtained an exemptive order from the SEC allowing them, upon approval of Fund shareholders, to use a “manager of managers” strategy related to the management of the Trust. The shareholders of each Fund have approved the use of the exemptive order. Under the manager of managers strategy, Securian AM may select new non-affiliated sub-advisers upon the approval of the Trust’s Board of Trustees but without shareholder approval. Securian AM may also change the terms of any investment sub-advisory agreement or continue to employ a non-affiliated sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any sub-adviser changes.
Securian AM is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Securian AM retains ultimate responsibility for the investment performance of each Fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life, or other insurance companies to which the Trust has sold its shares) are, in effect, electing to have Securian AM either manage the investment of a Fund’s assets or select one or more sub-advisers to achieve the Fund’s investment objective(s).
Brandywine Global Investment Management, LLC
The investment sub-adviser of the SFT International Bond Fund is Brandywine Global Investment Management, LLC (Brandywine Global), 1735 Market Street, 18th Floor, Philadelphia, PA 19103. Brandywine Global, a wholly owned subsidiary of Franklin Resources, Inc., manages over $65 billion in assets as of December 31, 2020. Brandywine Global provides investment advice and generally conducts the investment management program for the SFT International Bond Fund.
Ivy Investment Management Company
The investment sub-adviser of the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund is Ivy Investment Management Company (IICO), 6300 Lamar Avenue, Overland Park, KS 66202-4247. IICO and its affiliates managed approximately $74.8 billion in assets as of December 31, 2020. IICO provides investment advice and generally conducts the investment management program for the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund.
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T. Rowe Price Associates, Inc.
The investment sub-adviser of the SFT T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. (T. Rowe Price), 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price and its affiliates managed over $1.47 trillion in assets as of December 31, 2020. T. Rowe Price provides investment advice and generally conducts the investment management program for the SFT T. Rowe Price Value Fund.
Wellington Management Company LLP
The investment sub-adviser of the SFT Wellington Core Equity Fund is Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership, with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management and its investment advisory affiliates managed approximately $1.291 trillion in assets as of December 31, 2020. Wellington Management provides investment advice and generally conducts the investment management program for the SFT Wellington Core Equity Fund.
Advisory Fees
The Trust pays Securian AM monthly fees calculated on an annual basis for each Fund. Securian AM uses a portion of the applicable fees to pay sub-advisers. The advisory fee paid to Securian AM by each Fund during 2020, as a percentage of average daily net assets, was as follows:
Portfolio	Aggregate Fee Paid During 2020
SFT Balanced Stabilization Fund	0.55%
SFT Core Bond Fund	0.40%
SFT Equity Stabilization Fund	0.55%
SFT Government Money Market Fund	0.30%
SFT Index 400 Mid-Cap Fund	0.15%
SFT Index 500 Fund	0.15%
SFT International Bond Fund	0.60%
SFT Ivysm Growth Fund	0.67%
SFT Ivysm Small Cap Growth Fund	0.85%
SFT Real Estate Securities Fund	0.70%
SFT T. Rowe Price Value Fund	0.67%
SFT Wellington Core Equity Fund	0.65%
A discussion regarding the most recent approval of both the Investment Advisory Agreement and the Investment Sub-Advisory Agreements with each sub-adviser by the Trust’s Board of Trustees, on January 28, 2021, will be available in the Semiannual Report to Shareholders for the period ending June 30, 2021.
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SFT Balanced Stabilization Fund Expense Limitation Agreement. Securian AM and the Trust, on behalf of the SFT Balanced Stabilization Fund (the Fund), entered into an Expense Limitation Agreement for the period dated May 1, 2013, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. The Trust did not renew the agreement. Consequently, the expense limitation ended on April 30, 2021.
Under the agreement’s terms, the Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2020 Securian AM has waived a cumulative total of $3,472,808 pursuant to the agreement, of which $1,566,522 was eligible for recovery by Securian AM as of such date. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Equity Stabilization Fund Expense Limitation Agreement. Securian AM and the Trust, on behalf of the SFT Equity Stabilization Fund (the Fund), entered into an Expense Limitation Agreement for the period dated November 18, 2015, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. The Trust did not renew the agreement. Consequently, the expense limitation ended on April 30, 2021.
Under the agreement’s terms, the Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2020 Securian AM has waived a cumulative total of $1,905,575 pursuant to the agreement, of which $1,123,091 was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Government Money Market Fund Expense Waivers. Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust, on behalf of SFT Government Money Market Fund (the Fund), Securian AM and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust’s predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the Expense Waiver) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment
Management of the Funds        123

would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. As of December 31, 2020, Securian AM and Securian Financial have collectively waived $5,407,951 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $776,001 was eligible for recovery by Securian AM and Securian Financial as of such date. If Securian AM and/or Securian Financial exercise their rights to be paid such waived amounts, the Fund’s future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2022, provided such continuance is specifically approved by a majority of the Trust’s independent Trustees. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days notice prior to the end of the a contract term.
SFT Government Money Market Fund Expense Limitation Agreement. Securian AM and the Trust, on behalf of the SFT Government Money Market Fund (the Fund), have entered into a written agreement, dated November 1, 2017, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.70% of the Fund’s average daily net assets through April 30, 2022. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2020, Securian AM has waived a cumulative total of $296,069 pursuant to the agreement, of which $269,089 was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
Portfolio Managers
The following persons serve as the primary portfolio managers for the Funds (the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Trust):
Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Balanced Stabilization	Craig M. Stapleton Senior Vice President and Portfolio Manager, Securian AM	May 1, 2013	Senior Vice President and Portfolio Manager since June 2018, previously Vice President and Portfolio Manager since December 2012, Securian AM
	Jeremy P. Gogos, Ph.D. Vice President and Portfolio Manager, Securian AM	June 1, 2017	Vice President and Portfolio Manager since June 2018, previously Portfolio Manager since December 2017, Associate Portfolio Manager June 2017-December 2017, and Quantitative Research Analyst 2013-2017, Securian AM
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Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
	Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Securian AM
SFT Core Bond	Thomas B. Houghton Senior Vice President and Portfolio Manager, Securian AM	April 29, 2005	Senior Vice President and Portfolio Manager since June 2018, previously Vice President and Portfolio Manager since August 2003, Securian AM
	Daniel A. Henken Vice President and Portfolio Manager, Securian AM	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Investment Officer since August 2010, Securian AM
	Lena S. Harhaj Vice President and Portfolio Manager, Securian AM	May 1, 2018	Portfolio Manager since December 2017, previously Total Return Portfolio Analyst since April 2016, Senior Investment Analyst 2013-2016, Securian AM
SFT Equity Stabilization	Craig M. Stapleton Senior Vice President and Portfolio Manager, Securian AM	November 18, 2015	Senior Vice President and Portfolio Manager since June 2018, previously Vice President and Portfolio Manager since December 2012, Securian AM
	Jeremy P. Gogos, Ph.D. Vice President and Portfolio Manager, Securian AM	June 1, 2017	Vice President and Portfolio Manager since June 2018, previously Portfolio Manager since December 2017, Associate Portfolio Manager June 2017-December 2017, and Quantitative Research Analyst 2013-2017, Securian AM
	Merlin L. Erickson Vice President and Portfolio Manager, Securian AM	December 1, 2017	Vice President and Portfolio Manager since December 2017, previously Vice President and Senior Quantitative Analyst since November 2007, Securian AM
SFT Government Money Market	Thomas B. Houghton Senior Vice President and Portfolio Manager, Securian AM	August 18, 2003	Senior Vice President and Portfolio Manager since June 2018, previously Vice President and Portfolio Manager since August 2003, Securian AM
	Lena S. Harhaj Vice President and Portfolio Manager, Securian AM	April 29, 2016	Portfolio Manager since December 2017, previously Total Return Portfolio Analyst since April 2016, Senior Investment Analyst 2013-2016, Securian AM
	Daniel A. Henken Vice President and Portfolio Manager, Securian AM	January 1, 2020	Vice President and Portfolio Manager since December 2017, previously Investment Officer since August 2010, Securian AM
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Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
SFT Index 400 Mid-Cap	James P. Seifert Portfolio Manager, Securian AM	June 30, 1999	Index Funds Portfolio Manager since June 1999, Securian AM
SFT Index 500	James P. Seifert Portfolio Manager, Securian AM	June 30, 1999	Index Funds Portfolio Manager since June 1999, Securian AM
SFT International Bond	David Hoffman, CFA Managing Director and Portfolio Manager, Brandywine Global	May 1, 2021	Managing Director and Portfolio Manager since 1995, Brandywine Global
	Jack P. McIntyre, CFA Portfolio Manager, Brandywine Global	May 1, 2021	Portfolio Manager since 1995, Brandywine Global
	Anujeet Sareen, CFA Portfolio Manager, Brandywine Global	May 1, 2021	Portfolio Manager since 2016, Brandywine Global
	Brian Kloss, JD, CPA Portfolio Manager, Brandywine Global	May 1, 2021	Portfolio Manager since 2010, Brandywine Global
	Tracy Chen, CFA, CAIA Portfolio Manager, Brandywine Global	May 1, 2021	Portfolio Manager since 2010, Brandywine Global
SFT Ivysm Growth Fund	Bradley M. Klapmeyer Senior Vice President, IICO	August 1, 2016	Portfolio Manager of the large cap growth product suite since 2016; Portfolio Manager of the former Waddell & Reed Advisors Tax-Managed Equity Fund and Ivy Tax-Managed Equity Fund from 2014 to 2018; joined the Large Cap Growth team as Assistant Portfolio Manager in 2011
SFT Ivysm Small Cap Growth Fund	Timothy J. Miller Senior Vice President, IICO	October 1, 2016	Co-Portfolio Manager of the small cap growth product suite since October 2016, comprising institutional accounts, Ivy Small Cap Growth Fund, and Ivy VIP Small Cap Growth Fund; Portfolio Manager, Ivy Small Cap Growth Fund since April 2010
	Kenneth G. McQuade Senior Vice President, IICO	October 1, 2016	Co-Portfolio Manager of the small cap growth product suite since October 2016, comprising institutional accounts, Ivy Small Cap Growth Fund, and Ivy VIP Small Cap Growth Fund; Portfolio Manager, Ivy VIP Small Cap Growth Fund since March 2006
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Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
	Bradley P. Halverson Senior Vice President, IICO	October 1, 2016	Co-Portfolio Manager of the small cap growth product suite since October 2016, comprising institutional accounts, Ivy Small Cap Growth Fund, and Ivy VIP Small Cap Growth Fund; Assistant Portfolio Manager of small cap growth institutional accounts from 2014 to 2016
SFT Real Estate Securities	Lowell R. Bolken Vice President and Portfolio Manager, Securian AM	January 13, 2006	Vice President and Portfolio Manager since March 2012, Securian AM
	Matthew K. Richmond Senior Vice President and Portfolio Manager, Securian AM	January 2, 2014	Senior Vice President and Portfolio Manager since December 2018, previously Vice President and Portfolio Manager since December 2013, Securian AM
	Joshua M. Klaetsch Portfolio Manager, Securian AM	May 1, 2018	Portfolio Manager since May 2018, previously Real Estate Securities Analyst since 2008, Securian AM
SFT T. Rowe Price Value Fund	Mark S. Finn Vice President and Portfolio Manager, T. Rowe Price	May 1, 2014	Equity Research Analyst and Portfolio Manager (beginning in 2009), T. Rowe Price
SFT Wellington Core Equity Fund	Mammen Chally, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017	Equity Portfolio Manager since 1994, Wellington Management
	David A. Siegle, CFA Managing Director and Equity Research Analyst, Wellington Management	November 20, 2017	Equity Research Analyst since 2007, Wellington Management
	Douglas W. McLane, CFA Senior Managing Director and Equity Portfolio Manager, Wellington Management	November 20, 2017	Equity Portfolio Manager since 2018, Wellington Management; previously Equity Research Analyst since 2011, Wellington Management
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Distribution Arrangements
Fund shares are sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain separate accounts of Minnesota Life in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. Purchases and sales of Fund shares may be effected only through a participating life insurance company or qualified plan. Securian Financial serves as the underwriter of the Trust’s shares.
The Trust has issued a separate series of its common stock for each Fund. Each Fund currently offers its shares in two classes (Class 1 and Class 2), except that SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, SFT Government Money Market Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, and SFT T. Rowe Price Value Fund each offers shares in only one class. Different expenses apply to Class 1 and Class 2 shares.
Distribution Fees
The Trust has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, SFT Government Money Market Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, and SFT T. Rowe Price Value Fund (Covered Funds). Each Covered Fund pays distribution fees equal to .25% per annum of the average daily net assets of the Fund. These fees are paid out of the Covered Fund’s assets on an on-going basis, which affects the Covered Fund’s share price, and, over time, increases the cost of an investment in the Covered Fund. These distribution fees may also cost the purchaser of a variable life insurance policy or variable annuity contract which is invested in the Covered Fund more over time than other types of sales charges that may be paid in connection with the variable policy or contract. The fees are paid to Securian Financial, the Trust’s underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Fund’s shares. Securian Financial may also use the fees to pay insurance companies, dealers or others for certain administrative or other non-distribution services as provided for in the Distribution Plan.
Payments to Insurance Companies
Minnesota Life, or another life insurance company issuing variable life insurance policies or variable annuity contracts that invest in the Trust’s Funds, may receive all the Rule 12b-1 distribution fees discussed above. In addition to those payments, Securian AM may make other payments to insurance companies that are intended to compensate such companies for costs of various administrative support services they perform in connection with variable life insurance policies and variable annuity contracts that invest in the Trust’s Funds. These services may indirectly benefit the Trust and the fees paid by Securian AM are in addition to any fees that may be paid by the Trust for these or other types of services. Securian AM currently makes such payments to Minnesota Life in amounts based on a percentage of the average daily net asset value of shares of certain Funds held in connection with certain Minnesota Life variable life insurance policies and variable annuity contracts. Payments in connection with such policies and contracts are equal to .10% per annum for Class 1 and Class 2 shares of the SFT Real Estate Securities Fund, and .05% per annum for Class 1 and Class 2 shares of the SFT Core Bond, SFT Index 400 Mid-Cap and SFT Index 500 Funds, except for a payment equal to .10% per annum for Class 1 shares of the SFT Index 500 Fund held in connection with a designated policy. In the case of shares of the SFT Balanced Stabilization and SFT Equity Stabilization Funds held in connection with such policies and contracts, an Expense Limitation Agreement was in place during the period May 1, 2013 through April 30, 2021, during which payments ranged from .10% to .20% depending on the level of net assets attributable to such shares and the level of Management Fee Waivers and other expense reimbursements made by Securian AM in connection with such Funds. For the period May 1, 2021 and forward, the payments for the SFT Balanced Stabilization Fund and SFT Equity
128        Distribution Arrangements

Stabilization Fund will equal .20% per annum. In the case of shares of SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe Price Value Fund, and SFT Wellington Core Equity Fund (both Class 1 and Class 2 shares), held in connection with such policies and contracts, payments equal .20% per annum. The amount of any payments described in this paragraph is determined by Securian AM, and all such amounts are paid out of Securian AM’s available assets and not by the Trust. As a result, the total expense ratio of any Fund will not be affected by any such payments.
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Shareholder Information
Determination of Net Asset Value
Net asset value (NAV) for one Fund share is equal to the Fund’s total investments less any liabilities divided by the number of Fund shares. To determine NAV, a Fund (other than SFT Government Money Market Fund) generally values its investments based on market quotations. Debt securities may be valued based on calculations furnished to the Fund by a pricing service or by brokers who make a market in such securities. A Fund may hold securities that are listed on foreign stock exchanges. These foreign securities may trade on weekends or other days when the Fund typically does not calculate NAV. As a result, the NAV of such Fund shares may change on days when an investor will not be able to purchase or sell Fund shares. NAV is generally calculated as of the close of normal trading on the New York Stock Exchange (NYSE), typically 3:00 p.m. Central time. NAV is not calculated on: (a) days in which changes in a Fund’s investment portfolio do not materially change the Fund’s NAV, (b) days on which no Fund shares are purchased or sold, and (c) customary national business holidays on which the NYSE is closed for trading.
If market quotations are not available for certain Fund investments, the investments are valued based on the fair value of the investments as determined in good faith by the Securian AM Valuation Committee under the supervision of the Trust’s Board of Trustees and in accordance with Board-approved valuation policies and procedures. A Fund’s investments will also be valued at fair value by the Valuation Committee if Securian AM determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Other circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies or defaults; (ii) when events occur such as markets closing early or not opening, or security trading halts; or (iii) when pricing certain restricted or non-public securities. Despite best efforts, due to the subjective nature of fair value pricing there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received based on market quotations. Fair value pricing may in some cases reduce the ability of frequent traders to take advantage of arbitrage opportunities resulting from potentially “stale” prices of portfolio holdings. However, fair value pricing cannot eliminate the possibility of frequent trading (see “Excessive Trading” below).
Securities in SFT Government Money Market Fund’s investment portfolio are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument’s maturity, rather than looking at actual changes in the market value of the instrument.
Buying Shares
Fund shares may be sold only to participating life insurance company separate accounts and qualified plans (financial intermediaries) and are not offered directly to the public. Fund shares are currently offered only to certain of Minnesota Life’s separate accounts in connection with its variable life insurance policies and variable annuity contracts, and to certain other separate accounts of life insurance company affiliates of Minnesota Life. It is possible that the Trust may offer Fund shares to other financial intermediaries in the future. In all cases, Fund shares are held in an omnibus account owned by the participating financial intermediary. Please refer to the appropriate separate account prospectus or plan documents for details. Securian Financial serves as the underwriter of the Trust’s shares.
Eligible investors may purchase Fund shares on any day the NYSE is open for business. The price for Fund shares is equal to the Fund’s NAV. The price for shares of the SFT Government Money Market Fund will normally be $1.00. However, there is no assurance that the SFT Government Money Market Fund will maintain the $1.00 NAV.
130        Shareholder Information

A purchase order will be priced at the next NAV calculated after the purchase order is received by the Trust. If a purchase order is received after the close of normal trading on the NYSE, the order will be priced at the NAV calculated on the next day the NYSE is open for trading.
Selling Shares
Fund shares will be sold on any day the NYSE is open for business, at the NAV next calculated after a sale order is received by the Trust. The amount an investor receives may be more or less than the original purchase price for the applicable shares. The Trust does not impose a redemption fee in connection with such transactions. Redemptions, like purchases, may be effected only through a participating life insurance company or qualified plan. Please refer to the appropriate separate account prospectus or plan documents for details. Typically, payments for redeemed shares generally occur within five to seven days of receipt of a proper notice of redemption. The Funds have historically met redemption requests out of Fund holdings of cash or cash equivalents or sales of portfolio securities.
Exchanging Shares
Owners of variable life insurance policies and variable annuity contracts (contract owners) who invest in the Trust may exchange shares. Shares of the Trust are currently only offered to insurance company separate accounts as underlying investments for variable life insurance policies and variable annuity contracts (variable products). For purposes of the Trust’s policy, exchanges are treated as a sale and a purchase. Such exchanges are subject to the terms and any specific limitations described in the accompanying variable product prospectus and, in the case of the Trust, to the additional trading limitations described below. Contract owners should reference their variable product prospectus, or contact their participating insurance company directly, for details concerning these transactions.
Excessive Trading
The Board of Trustees of the Trust has adopted the following as the Trust’s policies and procedures with respect to frequent purchases and redemptions of Trust shares by shareholders: The Trust and its Funds are not intended for market timing or excessive trading, nor will the Trust knowingly accommodate such trading activity. It is also the policy of the Trust to discourage frequent purchases and redemptions of Fund shares when the Trust becomes aware of such activity, and, in such circumstances, to take steps to attempt to minimize the effect of excessive trading activity in affected Fund. Frequent trading into and out of a Fund can disrupt the efficient management of the Fund and its investment strategies, dilute the value of Fund shares held by long-term shareholders, and increase portfolio expenses (including brokerage or other trading costs) for all shareholders, including long-term shareholders who do not generate these expenses. The SFT International Bond Fund, which invests in overseas markets, may be particularly subject to such risks resulting from time-zone arbitrage, where a market timer attempts to take advantage of pricing differences that may occur when an event impacting the value of a Fund investment occurs after the close of the foreign exchange or market on which the security is traded but before the time the Fund’s share price is calculated. A Fund holding material amounts of thinly-traded securities may also be more susceptible to market timing risks. Fair value pricing of such securities may, in some cases, reduce the risk of frequent or excessive trading in a Fund, but it cannot eliminate the possibility of such trading.
The Trust and its agents reserve the right to reject, for any reason and without prior notice, any purchase request (including exchange purchases if permitted by the insurance company or qualified plan) by any investor or group of investors indefinitely if they believe that any combination of trading activity, including trading done in multiple accounts under common ownership or control, is attributable to market timing or is otherwise excessive or potentially disruptive to a Fund. In addition to refusing purchase and exchange orders, the Trust reserves the right to instruct its participating financial intermediaries to restrict the availability to their contract owners or plan participants of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone
Shareholder Information        131

services, express mail or delivery services, internet services or any other electronic transfer service if, in the judgment of the Trust, a contract owner’s or plan participant’s trading has been or may be disruptive to a Fund. The Trust watches for and attempts to detect unusual trading activity by monitoring aggregate trades in Fund shares placed in the omnibus accounts. When such activity is detected, the Trust will contact participating life insurance companies and qualified plans for the purpose of asking them to investigate the trading activities of their contract owners and participants, respectively, to discourage such contract owners or participants from engaging in further abusive trading, and, where appropriate, to impose restrictions on excessive trading as described above.
Although the Trust itself attempts to monitor aggregate trades in the omnibus accounts for unusual activity, the Trust relies primarily on financial intermediaries to take steps reasonably designed to detect and prevent excessive trading in the Trust. In accordance with regulations under the 1940 Act, the Trust has entered into a shareholder information agreement with each of its financial intermediaries. Pursuant to such agreements, financial intermediaries are required, among other things, to provide to the Trust, upon request, the Taxpayer Identification Numbers of contract owners or plan participants who trade Trust shares through an omnibus account with the intermediary, as well as the amounts and dates of such transactions. Financial intermediaries are also required to implement instructions from the Trust to restrict or prohibit further purchases or exchanges of Trust shares by a contract owner or plan participant who has been identified by the Trust as being in violation of the Trust’s policies prohibiting excessive trading.
The Trust will generally refuse purchase or exchange orders from a financial intermediary only in situations where such intermediary has failed to cooperate reasonably in detecting and preventing excessive trading. In addition, the Trust will generally ask a financial intermediary to impose the restrictions described above only if excessive trading by a contract owner or participant continues after the financial intermediary has requested that such trading activity cease. The Trust reserves the right to determine in any circumstance whether excessive trading has occurred, but it will not exercise discretion to do nothing in response to significant evidence of excessive trading activity. It is also the policy of the Trust to impose the restrictions, policies and procedures described above on a uniform basis, but there may sometimes be differences in application for the reasons described in the following paragraph.
Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Trust’s ability to monitor trades that are placed by individual contract owners and plan participants through the omnibus accounts of financial intermediaries is severely limited because the Trust does not have direct access to the underlying account information for such contract owners and plan participants. There may also be legal and technological limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their contract owners and plan participants. As a result, the Trust’s ability to monitor and discourage abusive trading practices in omnibus accounts owned by life insurance companies and qualified plans, or to do so on a uniform basis, may be limited. In such circumstances, the Trust and its long-term shareholders may suffer some or all of the adverse consequences of excessive trading described above.
Distributions
The SFT International Bond Fund qualifies as a “regulated investment company” (a RIC) as defined by Subchapter M of the Internal Revenue Code of 1986, as amended (the Code), for federal income tax purposes. As a RIC, the Fund pays its shareholders dividends from its net investment income, and intends to distribute any net capital gains that it realizes. These dividends and net capital gains distributions (Distributions), if any, are generally paid once a year. Distributions are reinvested in additional shares of the Fund. Any such reinvestment is made at the NAV of the Fund on the payment date.
132        Shareholder Information

It is expected that the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund each will be treated as a disregarded entity for federal income tax purposes. The Trust intends that the Funds other than the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, SFT International Bond Fund and SFT T. Rowe Price Value Fund will qualify as partnerships for federal income tax purposes. Funds treated as partnerships or disregarded entities are not required to distribute taxable income, and such Funds other than SFT Government Money Market Fund will not distribute taxable income. SFT Government Money Market Fund will make such distributions of taxable income as are necessary to maintain a one dollar ($1.00) net asset value per share. Each partner or owner of a disregarded entity, which would be Minnesota Life and Securian Life Insurance Company (Securian Life) through their respective separate accounts, is required to report its respective share of ordinary income, dividends, interest, and short or long term capital gains.
Taxes
Generally. Each Fund is treated as a separate entity for federal income tax purposes. The SFT International Bond Fund qualifies as a RIC for federal income tax purposes. As a RIC, the Fund pays its shareholders dividends from its net investment income, and intends to distribute any net capital gains that it realizes. These dividends and net capital gains distributions, if any, are generally paid once a year. Minnesota Life and Securian Life are the sole shareholders of the Fund, through their respective separate accounts, and are required to report their respective shares of ordinary income, dividends, interest, and short or long term capital gains.
It is expected that the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund each will be treated as a disregarded entity for federal income tax purposes. The Trust intends that the Funds other than the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, SFT International Bond Fund and SFT T. Rowe Price Value Fund will qualify as partnerships for federal income tax purposes. Funds treated as disregarded entities or partnerships for federal income tax purposes are not subject to income tax and any income, gains, deductions or losses of the Funds will pass through the Fund and be taken into account by their owners or partners, which would be Minnesota Life and/or Securian Life through their respective separate accounts.
A description of the tax treatment of each Fund as a RIC, partnership or disregarded entity is available in the Statement of Additional Information.
Shares of the Funds must be purchased through separate accounts used to fund variable insurance contracts. As a result, it is anticipated that any distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax and, if made before age 59 ½, a 10% penalty tax. Investors should ask their own tax advisors for more information on their tax situation, including possible state or local taxes. For information concerning the tax consequences to purchasers of variable annuity contracts and variable life insurance policies issued by Minnesota Life, please see the accompanying prospectus for those contracts.
Special Fund Diversification Requirements. To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Code and the Investment Company Act of 1940.
Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable as income immediately. Those diversification requirements might also limit, to some degree, the Fund’s investment decisions in a way that could reduce its performance.
Shareholder Information        133

Mixed and Shared Funding
The Trust serves as the underlying investment medium for amounts invested in life insurance company separate accounts funding both variable life insurance policies and variable annuity contracts (mixed funding), and as the investment medium for such policies and contracts issued by both Minnesota Life and other affiliated and unaffiliated life insurance companies (shared funding). Shared funding also occurs when the Trust is used by both a life insurance company to fund its policies or contracts and a participating qualified plan to fund plan benefits. It is possible that there may be circumstances where it is disadvantageous for either: (i) the owners of variable life insurance policies and variable annuity contracts to invest in the Trust at the same time, or (ii) the owners of such policies and contracts issued by different life insurance companies to invest in the Trust at the same time or (iii) participating qualified plans to invest in shares of the Trust at the same time as one or more life insurance companies. Neither the Trust nor Minnesota Life currently foresees any disadvantage, but if the Trust determines that there is any such disadvantage due to a material conflict of interest between such policy owners and contract owners, or between different life insurance companies, or between participating qualified plans and one or more life insurance companies, or for any other reason, the Trust’s Board of Trustees will notify the life insurance companies and participating qualified plans of such conflict of interest or other applicable event. In that event, the life insurance companies or participating qualified plans may be required to sell Trust shares with respect to certain groups of policy owners or contract owners, or certain participants in participating qualified plans, in order to resolve any conflict. The life insurance companies and participating qualified plans will bear the entire cost of resolving any material conflict of interest.
134        Shareholder Information

Financial Highlights
The following tables describe the performance of each Fund for the fiscal periods indicated. “Total return” shows how much an investment in the Fund would have increased (or decreased) during each period, assuming an investor had reinvested all dividends and distributions. The tables do not, however, reflect the charges and other expenses associated with the variable life insurance policies and variable annuity contracts, or qualified plans, which invest in the Funds. If such charges and expenses were included, the total return shown below for each Fund would be lower. These figures have been derived from the Trust’s financial statements, which have been audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose report, along with the Trust’s financial statements, are included in the Trust’s annual report, which is available upon request.
SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, SFT Government Money Market Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, and SFT T. Rowe Price Value Fund each issue a single class of shares. SFT Core Bond Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Real Estate Securities Fund and SFT Wellington Core Equity Fund each offer two classes of shares. With respect to each such Fund, both classes of shares are invested in the same portfolio of securities and have substantially similar annual returns, differing only to the extent that the classes do not have the same expenses. For Funds that offer two classes of shares, the Financial Highlights shown for Class 2 reflects a 0.25% 12b-1 distribution fee that is not charged to Class 1 shares. Because Class 1 is not subject to this 12b-1 fee, the returns for Class 1 of each such Fund are somewhat greater than the returns for Class 2.
Per share data for a share of capital stock and selected information for each period are as follows for each Fund:
SFT Balanced Stabilization Fund (formerly SFT Dynamic Managed Volatility Fund)
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.892	$13.983	$14.401	$12.210	$11.226
Income from investment operations:
Net investment income (a)	.082	.185	.162	.116	.091
Net realized and unrealized gain (loss) on investments	1.723	2.724	(.580)	2.075	.893
Total from investment operations	1.805	2.909	(.418)	2.191	.984
Net asset value, end of period	$18.697	$16.892	$13.983	$14.401	$12.210
Total return (b)	10.67%	20.81%	(2.90)%	17.94%	8.77%
Net assets, end of period (in thousands)	$678,188	$577,805	$415,233	$373,124	$281,000
Ratios to average net assets:
Expenses before waiver (c)	.86%	.90%	.98%	.98%	1.00%
Expenses net of waiver (c)(d)	.80%	.80%	.80%	.80%	.80%
Net investment income	.48%	1.18%	1.12%	.87%	.79%
Portfolio turnover rate (excluding short-term securities)	0.0%	1.2%	2.2%	1.7%	1.4%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)	Ratio is net of fees waived by Securian AM.
Financial Highlights        135

SFT Core Bond Fund
Financial Highlights
			Class 1 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$2.571	$2.355	$2.368	$2.257	$2.157
Income from investment operations:
Net investment income (a)	.067	.078	.077	.069	.066
Net realized and unrealized gain (loss) on investments	.117	.138	(.090)	.042	.034
Total from investment operations	.184	.216	(.013)	.111	.100
Net asset value, end of period	$2.755	$2.571	$2.355	$2.368	$2.257
Total return (b)	7.15%	9.18%	(0.59)%	4.95%	4.63%
Net assets, end of period (in thousands)	$5,530	$5,060	$3,640	$2,608	$2,113
Ratios to average net assets:
Expenses (c)	.48%	.49%	.50%	.49%	.49%
Net investment income	2.52%	3.11%	3.29%	2.96%	2.97%
Portfolio turnover rate (excluding short-term securities)	93.0%	130.4%	151.1%	159.8%	249.6%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
136        Financial Highlights

SFT Core Bond Fund
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$2.501	$2.297	$2.316	$2.212	$2.120
Income from investment operations:
Net investment income (a)	.059	.070	.069	.062	.059
Net realized and unrealized gain (loss) on investments	.113	.134	(.088)	.042	.033
Total from investment operations	.172	.204	(.019)	.104	.092
Net asset value, end of period	$2.673	$2.501	$2.297	$2.316	$2.212
Total return (b)	6.88%	8.90%	(0.84)%	4.69%	4.37%
Net assets, end of period (in thousands)	$491,483	$482,818	$434,229	$382,697	$368,156
Ratios to average net assets:
Expenses (c)	.73%	.74%	.75%	.74%	.74%
Net investment income	2.28%	2.87%	3.04%	2.71%	2.68%
Portfolio turnover rate (excluding short-term securities)	93.0%	130.4%	151.1%	159.8%	249.6%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        137

SFT Equity Stabilization Fund (formerly SFT Managed Volatility Equity Fund)
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.527	$11.594	$12.195	$10.483	$10.064
Income from investment operations:
Net investment income (a)	.173	.275	.220	.169	.253
Net realized and unrealized gain (loss) on investments	(.896)	1.658	(.821)	1.543	.166
Total from investment operations	(.723)	1.933	(.601)	1.712	.419
Net asset value, end of period	$12.804	$13.527	$11.594	$12.195	$10.483
Total return (b)	(5.35)%	16.67%	(4.93)%	16.33%	4.16%
Net assets, end of period (in thousands)	$355,582	$390,478	$298,485	$261,481	$200,138
Ratios to average net assets:
Expenses before waiver (c)	.88%	.90%	.97%	.99%	1.09%
Expenses net of waiver (c)(d)	.80%	.80%	.80%	.80%	.80%
Net investment income	1.38%	2.17%	1.82%	1.48%	2.43%
Portfolio turnover rate (excluding short-term securities)	20.1%	0.0%	0.0%	9.2%	8.5%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)	Ratio is net of fees waived by Securian AM.
138        Financial Highlights

SFT Government Money Market Fund
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$1.000	$1.000	$1.000	$1.000	$1.000
Income from investment operations:
Net investment income (a)	.002	.015	.012	.001	.000
Net realized and unrealized gain (loss) on investments	.000	.000	.000	.000	.000
Total from investment operations	.002	.015	.012	.001	.000
Less distributions:
Distributions from net investment income	(.002)	(.015)	(.012)	(.001)	.000
Net asset value, end of period	$1.000	$1.000	$1.000	$1.000	$1.000
Total return (b)	0.21%	1.50%	1.18%	0.13%	0.00%
Net assets, end of period (in thousands)	$196,877	$188,351	$72,761	$66,980	$77,795
Ratios to average net assets:
Expenses before waiver (c)	.68%	.83%	.90%	.92%	.91%
Expenses net of waiver (c)(d)	.29%	.70%	.70%	.78%	.36%
Net investment income	0.20%	1.35%	1.18%	.13%	.00%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(d)	Ratio is net of fees waived by Securian AM and Securian Financial.
Financial Highlights        139

SFT Index 400 Mid-Cap Fund
Financial Highlights
			Class 1 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.527	$4.392	$4.955	$4.275	$3.553
Income from investment operations:
Net investment income (a)	.065	.067	.065	.055	.045
Net realized and unrealized gain (loss) on investments	.672	1.068	(.628)	.625	.677
Total from investment operations	.737	1.135	(.563)	.680	.722
Net asset value, end of period	$6.264	$5.527	$4.392	$4.955	$4.275
Total return (b)	13.34%	25.82%	(11.36)%	15.90%	20.34%
Net assets, end of period (in thousands)	$15,838	$12,088	$7,662	$6,378	$4,290
Ratios to average net assets:
Expenses (c)	.31%	.29%	.27%	.26%	.26%
Net investment income	1.27%	1.31%	1.29%	1.21%	1.24%
Portfolio turnover rate (excluding short-term securities)	14.4%	15.1%	14.6%	16.6%	18.5%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
140        Financial Highlights

SFT Index 400 Mid-Cap Fund
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.377	$4.284	$4.845	$4.191	$3.491
Income from investment operations:
Net investment income (a)	.050	.054	.050	.042	.039
Net realized and unrealized gain (loss) on investments	.652	1.039	(.611)	.612	.661
Total from investment operations	.702	1.093	(.561)	.654	.700
Net asset value, end of period	$6.079	$5.377	$4.284	$4.845	$4.191
Total return (b)	13.06%	25.51%	(11.58)%	15.61%	20.04%
Net assets, end of period (in thousands)	$188,333	$186,108	$182,703	$220,335	$214,408
Ratios to average net assets:
Expenses (c)	.56%	.54%	.52%	.51%	.51%
Net investment income	1.02%	1.09%	1.03%	.95%	1.06%
Portfolio turnover rate (excluding short-term securities)	14.4%	15.1%	14.6%	16.6%	18.5%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        141

SFT Index 500 Fund
Financial Highlights
			Class 1 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.309	$10.144	$10.629	$8.745	$7.829
Income from investment operations:
Net investment income (a)	.217	.215	.192	.175	.160
Net realized and unrealized gain (loss) on investments	2.206	2.950	(.677)	1.709	.756
Total from investment operations	2.423	3.165	(.485)	1.884	.916
Net asset value, end of period	$15.732	$13.309	$10.144	$10.629	$8.745
Total return (b)	18.20%	31.20%	(4.56)%	21.54%	11.72%
Net assets, end of period (in thousands)	$272,088	$224,410	$164,095	$167,661	$133,014
Ratios to average net assets:
Expenses (c)	.20%	.20%	.20%	.20%	.20%
Net investment income	1.62%	1.81%	1.74%	1.82%	1.97%
Portfolio turnover rate (excluding short-term securities)	3.3%	2.6%	2.4%	2.7%	3.5%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
142        Financial Highlights

SFT Index 500 Fund
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$12.949	$9.894	$10.393	$8.573	$7.693
Income from investment operations:
Net investment income (a)	.179	.181	.160	.148	.136
Net realized and unrealized gain (loss) on investments	2.140	2.874	(.659)	1.672	.744
Total from investment operations	2.319	3.055	(.499)	1.820	.880
Net asset value, end of period	$15.268	$12.949	$9.894	$10.393	$8.573
Total return (b)	17.91%	30.88%	(4.80)%	21.23%	11.44%
Net assets, end of period (in thousands)	$731,356	$689,994	$630,692	$708,275	$609,796
Ratios to average net assets:
Expenses (c)	.45%	.45%	.45%	.45%	.45%
Net investment income	1.38%	1.56%	1.49%	1.57%	1.72%
Portfolio turnover rate (excluding short-term securities)	3.3%	2.6%	2.4%	2.7%	3.5%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        143

SFT International Bond Fund
Financial Highlights
			Class 1 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$2.620	$2.570	$2.533	$2.499	$2.418
Income from investment operations:
Net investment income (a)	.035	.116	.091	.102	.064
Net realized and unrealized gain (loss) on investments	(.197)	(.066)	(.054)	(.068)	.017
Total from investment operations	(.162)	.050	.037	.034	.081
Net asset value, end of period	$2.458	$2.620	$2.570	$2.533	$2.499
Total return (b)	(6.18)% (c)	1.93%	1.46%	1.38%	3.35%
Net assets, end of period (in thousands)	$1,531	$1,396	$1,237	$1,134	$1,097
Ratios to average net assets:
Expenses (d)	.98%	1.01%	.95%	.98%	1.00%
Net investment income	1.40%	4.43%	3.57%	3.97%	2.67%
Portfolio turnover rate (excluding short-term securities)	62.1%	23.4%	20.4%	58.7%	54.0%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	The return includes adjustments in accordance with generally accepted accounting principals required at period end date.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
144        Financial Highlights

SFT International Bond Fund
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$2.549	$2.507	$2.477	$2.450	$2.376
Income from investment operations:
Net investment income (a)	.028	.108	.082	.093	.057
Net realized and unrealized gain (loss) on investments	(.192)	(.066)	(.052)	(.066)	.017
Total from investment operations	(.164)	.042	.030	.027	.074
Net asset value, end of period	$2.385	$2.549	$2.507	$2.477	$2.450
Total return (b)	(6.43)% (c)	1.68%	1.21%	1.12%	3.09%
Net assets, end of period (in thousands)	$89,624	$99,019	$103,430	$106,869	$109,908
Ratios to average net assets:
Expenses (d)	1.23%	1.26%	1.20%	1.23%	1.24%
Net investment income	1.15%	4.20%	3.32%	3.72%	2.42%
Portfolio turnover rate (excluding short-term securities)	62.1%	23.4%	20.4%	58.7%	54.0%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	The return includes adjustments in accordance with generally accepted accounting principals required at period end date.
(d)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        145

SFT Ivysm Growth Fund
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$21.848	$16.007	$15.662	$12.120	$12.012
Income from investment operations:
Net investment income (a)	(.038)	(.005)	.008	.022	.034
Net realized and unrealized gain (loss) on investments	6.744	5.846	.337	3.520	.074
Total from investment operations	6.706	5.841	.345	3.542	.108
Net asset value, end of period	$28.554	$21.848	$16.007	$15.662	$12.120
Total return (b)	30.69%	36.49%	2.21%	29.22%	0.91%
Net assets, end of period (in thousands)	$606,247	$544,843	$453,883	$504,437	$438,985
Ratios to average net assets:
Expenses (c)	.97%	.98%	.97%	.97%	.98%
Net investment income	(.16)%	(.03)%	.04%	.16%	.29%
Portfolio turnover rate (excluding short-term securities)	28.9%	29.9%	42.3%	40.5%	52.5%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
146        Financial Highlights

SFT Ivysm Small Cap Growth Fund
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.772	$15.181	$15.802	$12.611	$10.414
Income from investment operations:
Net investment income (a)	(.161)	(.146)	(.102)	(.111)	(.076)
Net realized and unrealized gain (loss) on investments	6.968	3.737	(.519)	3.302	2.273
Total from investment operations	6.807	3.591	(.621)	3.191	2.197
Net asset value, end of period	$25.579	$18.772	$15.181	$15.802	$12.611
Total return (b)	36.26%	23.66%	(3.93)%	25.30%	21.10%
Net assets, end of period (in thousands)	$211,834	$176,721	$163,367	$184,233	$163,294
Ratios to average net assets:
Expenses (c)	1.24%	1.23%	1.21%	1.22%	1.24%
Net investment income	(.83)%	(.81)%	(.59)%	(.78)%	(.68)%
Portfolio turnover rate (excluding short-term securities)	53.6%	43.3%	53.1%	54.4%	99.2%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        147

SFT Real Estate Securities Fund
Financial Highlights
			Class 1 Shares Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.661	$4.534	$4.781	$4.526	$4.324
Income from investment operations:
Net investment income (a)	.087	.096	.085	.081	.074
Net realized and unrealized gain (loss) on investments	(.233)	1.031	(.332)	.174	.128
Total from investment operations	(.146)	1.127	(.247)	.255	.202
Net asset value, end of period	$5.515	$5.661	$4.534	$4.781	$4.526
Total return (b)	(2.59)%	24.87%	(5.16)%	5.63%	4.66%
Net assets, end of period (in thousands)	$6,461	$5,858	$4,122	$3,583	$3,085
Ratios to average net assets:
Expenses (c)	.91%	.88%	.87%	.85%	.82%
Net investment income	1.69%	1.79%	1.83%	1.75%	1.68%
Portfolio turnover rate (excluding short-term securities)	74.9%	55.5%	70.0%	75.4%	78.0%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
148        Financial Highlights

SFT Real Estate Securities Fund
Financial Highlights
			Class 2 Shares Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$5.508	$4.422	$4.674	$4.436	$4.249
Income from investment operations:
Net investment income (a)	.073	.082	.072	.070	.063
Net realized and unrealized gain (loss) on investments	(.229)	1.004	(.324)	.168	.124
Total from investment operations	(.156)	1.086	(.252)	.238	.187
Net asset value, end of period	$5.352	$5.508	$4.422	$4.674	$4.436
Total return (b)	(2.83)%	24.56%	(5.40)%	5.37%	4.40%
Net assets, end of period (in thousands)	$119,460	$128,350	$116,067	$132,372	$143,139
Ratios to average net assets:
Expenses (c)	1.16%	1.13%	1.12%	1.10%	1.08%
Net investment income	1.46%	1.59%	1.60%	1.55%	1.43%
Portfolio turnover rate (excluding short-term securities)	74.9%	55.5%	70.0%	75.4%	78.0%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        149

SFT T. Rowe Price Value Fund
Financial Highlights
			Class 2 Shares Year Ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.818	$12.568	$13.933	$11.747	$10.617
Income from investment operations:
Net investment income (a)	.147	.186	.174	.153	.173
Net realized and unrealized gain (loss) on investments	1.446	3.064	(1.539)	2.033	.957
Total from investment operations	1.593	3.250	(1.365)	2.186	1.130
Net asset value, end of period	$17.411	$15.818	$12.568	$13.933	$11.747
Total return (b)	10.06%	25.86%	(9.80)%	18.61%	10.65%
Net assets, end of period (in thousands)	$206,350	$201,178	$181,589	$226,215	$208,513
Ratios to average net assets:
Expenses (c)	1.06%	1.06%	1.04%	1.03%	1.03%
Net investment income	1.01%	1.28%	1.26%	1.20%	1.59%
Portfolio turnover rate (excluding short-term securities)	113.2%	131.1%	140.0%	90.4%	102.9%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
150        Financial Highlights

SFT Wellington Core Equity Fund
Financial Highlights
			Class 1 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.861	$14.069	$14.369	$11.834	$11.261
Income from investment operations:
Net investment income (a)	.116	.120	.099	.084	.089
Net realized and unrealized gain (loss) on investments	3.327	4.672	(.399)	2.451	.484
Total from investment operations	3.443	4.792	(.300)	2.535	.573
Net asset value, end of period	$22.304	$18.861	$14.069	$14.369	$11.834
Total return (b)	18.25%	34.06%	(2.09)%	21.42%	5.09%
Net assets, end of period (in thousands)	$1,729	$1,251	$757	$706	$696
Ratios to average net assets:
Expenses (c)	.86%	.86%	.84%	.85%	.80%
Net investment income	.61%	.71%	.66%	.64%	.80%
Portfolio turnover rate (excluding short-term securities)	23.0%	14.9%	21.6%	138.0%	88.8%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
Financial Highlights        151

SFT Wellington Core Equity Fund
Financial Highlights
			Class 2 Shares Year ended December 31,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$18.596	$13.906	$14.238	$11.755	$11.214
Income from investment operations:
Net investment income (a)	.068	.077	.060	.051	.060
Net realized and unrealized gain (loss) on investments	3.272	4.613	(.392)	2.432	.481
Total from investment operations	3.340	4.690	(.332)	2.483	.541
Net asset value, end of period	$21.936	$18.596	$13.906	$14.238	$11.755
Total return (b)	17.96%	33.73%	(2.33)%	21.12%	4.83%
Net assets, end of period (in thousands)	$128,567	$123,630	$102,769	$120,185	$113,799
Ratios to average net assets:
Expenses (c)	1.11%	1.11%	1.09%	1.10%	1.05%
Net investment income	.37%	.47%	.40%	.40%	.54%
Portfolio turnover rate (excluding short-term securities)	23.0%	14.9%	21.6%	138.0%	88.8%
(a)	Based on average shares outstanding during the year.
(b)	Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Fund’s shares. For periods less than one year, total return presented has not been annualized.
(c)	In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
152        Financial Highlights

Service Providers
Investment Adviser
Securian Asset Management, Inc.
400 Robert Street North
St. Paul, MN 55101
(800) 665-6005
Investment Sub-Advisers
SFT International Bond Fund
Brandywine Global Investment Management, LLC
1735 Market Street, 18th Floor
Philadelphia, PA 19103
(800) 348-2499
SFT IvySM Growth Fund and SFT IvySM Small Cap Growth Fund
Ivy Investment Management Company
6300 Lamar Avenue
Overland Park, KS 66202-4247
(888) 923-3355
SFT T. Rowe Price Value Fund
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
(800) 638-7890
SFT Wellington Core Equity Fund
Wellington Management Company LLP
280 Congress Street
Boston, MA 02210
(617) 951-5000
Administrative Services Agent
Securian Financial Group, Inc.
(800) 995-3850
Underwriter
Securian Financial Services, Inc.
400 Robert Street North
St. Paul, MN 55101-2098
(800) 820-4205
Custodian
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, MO 64105
Independent Registered Public Accounting Firm
KPMG LLP
General Counsel
Stradley Ronon Stevens & Young, LLP
Independent Legal Counsel to Independent Trustees
Faegre Baker Daniels LLP

Service Providers        153

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154

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        155

Additional Information About the Trust
The Trust’s annual and semiannual reports include information about securities holdings and other financial information for each Fund. In the Trust’s annual report you will also find a discussion of recent market conditions, economic trends and investment strategies that affected the Funds during the latest fiscal year.
A Statement of Additional Information (SAI) provides further information about the Trust and the Funds. The current SAI is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).
How to Obtain Additional Information. The SAI and the Trust’s annual and semiannual reports are available without charge at SecurianFunds.com/prospectus or upon request. You may obtain additional information or make any inquiries:
By Telephone – Call 1-800-995-3850
By Mail – Write to Minnesota Life Insurance Company, 400 Robert Street North, St. Paul, Minnesota 55101-2098
Information about the Trust (including the SAI and annual and semiannual reports) is available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act No. 811-04279
©2012, 2018, 2019 Minnesota Life Insurance Company. All rights reserved.
156        Additional Information About the Trust

STATEMENT OF ADDITIONAL INFORMATION
SECURIAN FUNDS TRUST
•	SFT Balanced Stabilization Fund (formerly SFT Dynamic Managed Volatility Fund)
•	SFT Core Bond Fund — Class 1 and Class 2
•	SFT Equity Stabilization Fund (formerly SFT Managed Volatility Equity Fund)
•	SFT Government Money Market Fund
•	SFT Index 400 Mid-Cap Fund — Class 1 and Class 2
•	SFT Index 500 Fund — Class 1 and Class 2
•	SFT International Bond Fund — Class 1 and Class 2
•	SFT Ivysm Growth Fund
•	SFT Ivysm Small Cap Growth Fund
•	SFT Real Estate Securities Fund — Class 1 and Class 2
•	SFT T. Rowe Price Value Fund
•	SFT Wellington Core Equity Fund — Class 1 and Class 2
May 1, 2021
This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the separate Prospectus dated May 1, 2021, and should be read in conjunction therewith.
The audited Annual Report, dated December 31, 2020, and the unaudited Semiannual Report, dated June 30, 2020, of Securian Funds Trust, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference.
A copy of the Prospectus, Annual Report and Semiannual Report may be obtained by telephone from Minnesota Life Insurance Company (“Minnesota Life”) and Securian Life Insurance Company (“Securian Life”) at (800) 995-3850 or by writing to Minnesota Life at 400 Robert Street North, St. Paul, Minnesota 55101-2098. Copies are also available at SecurianFunds.com/prospectus.

Appendix H — Wellington Management Global Proxy Policy and Procedure	H-1

General Information and History
Securian Funds Trust (the “Trust”), is a Delaware statutory trust, each of whose Funds operates as a no-load, diversified, open-end management investment company, except that the SFT International Bond Fund and SFT Ivysm Growth Fund operate as non-diversified, open-end management investment companies. The Trust was organized on July 8, 2011. On May 1, 2012, the Trust adopted and amended the registration statement of Advantus Series Fund, Inc. (the “Series Fund”), as filed with the Securities and Exchange Commission (the “SEC”), pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) approved by both the Board of Directors of the Series Fund and the Board of Trustees of the Trust on July 28, 2011, and approved by a majority of the shareholders of each Portfolio of the Series Fund on October 21, 2011. Pursuant to the Plan of Reorganization, each Portfolio of the Series Fund was reorganized into a separate Fund of the Trust effective as of May 1, 2012. The successor Funds of the Trust have the same investment adviser, investment objectives, principal investment strategies and risks as the corresponding predecessor Portfolios of the Series Fund. Expenses of each successor Fund did not increase as a result of the Reorganization.
Subsequent to the reorganization, the SFT Balanced Stabilization Fund and SFT Equity Stabilization Fund commenced operations on May 1, 2013 and November 18, 2015, respectively.
Also subsequent to the reorganization, the SFT T. Rowe Price Value Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund and SFT Wellington Core Equity Fund (the “New Funds”) commenced business on May 1, 2014. Each of the New Funds is a “Replacement Portfolio” for two or more “Existing Portfolios.” The Existing Portfolios are unaffiliated investment companies previously available as investment options in certain variable annuity contracts and variable life insurance policies (“Contracts”) issued by Minnesota Life Insurance Company (“Minnesota Life”) and its affiliate, Securian Life Insurance Company (“Securian Life”). On May 1, 2014, assets attributable to Existing Portfolios held under the Contracts were moved to Replacement Portfolios (i.e., the New Funds) pursuant to a so-called “substitution order” issued by the SEC on April 24, 2014 (the “SEC Order”). [Rel. No. IC-31028; 812-14203]
For the substitutions involving the SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds the Existing Portfolios transferred portfolio securities to the Replacement Portfolios (rather than or in addition to cash), and such securities were used to purchase shares in the Replacement Portfolios (i.e., SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds).
Absent exemptive relief provided in the SEC Order, such “in kind” transactions would be prohibited by Section 17(a) of the Investment Company Act of 1940 (the “1940 Act”). As a condition to receiving the SEC Order, the Section 17 Applicants (Securian Funds Trust, Minnesota Life, Securian Life and the Separate Accounts as defined in the SEC Order Application dated August 22, 2013, as amended on March 27, 2014 [812-14203]) have represented that any in-kind transactions will take place only if such transactions are consistent with the investment policies of both the applicable Existing and Replacement Portfolios and in compliance with the conditions of Rule 17a-7 under the 1940 Act, excluding the cash consideration requirement.
At a Board of Trustees meeting held January 30, 2014, the Trust’s then current Rule 17a-7 Procedures were modified to authorize the “in kind” transactions described above without the receipt of cash consideration. At the same meeting the Trust’s Board of Trustees approved a resolution to the effect that the transactions described above (and in the SEC Exemptive Order Application) were consistent with the policies of the Trust.
On November 29, 2018, a special meeting of shareholders was held to consider the reorganization of the SFT Mortgage Securities Fund into the SFT Core Bond Fund. At the meeting, shareholders of the SFT Mortgage Securities Fund approved an Agreement and Plan of Reorganization, pursuant to which all of the assets of the SFT Mortgage Securities Fund were transferred to the SFT Core Bond Fund in exchange for shares of the SFT

Core Bond Fund, and in complete liquidation of the SFT Mortgage Securities Fund. The reorganization closed on November 30, 2018.
On May 1, 2021, SFT Dynamic Managed Volatility Fund changed its name to SFT Balanced Stabilization Fund, and SFT Managed Volatility Fund changed its name to SFT Equity Stabilization Fund.
The Trust is a series trust, which means that it has several different Funds. The Funds in the Trust are as follows:
•	SFT Balanced Stabilization Fund
•	SFT Core Bond Fund
•	SFT Equity Stabilization Fund
•	SFT Government Money Market Fund
•	SFT Index 400 Mid-Cap Fund
•	SFT Index 500 Fund
•	SFT International Bond Fund
•	SFT Ivysm Growth Fund
•	SFT Ivysm Small Cap Growth Fund
•	SFT Real Estate Securities Fund
•	SFT T. Rowe Price Value Fund
•	SFT Wellington Core Equity Fund
Each Fund currently offers its shares in two classes (Class 1 and Class 2), except that the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, SFT Government Money Market Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund and SFT T. Rowe Price Value Fund each offers shares in only one class. Class 2 shares and the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund, SFT Government Money Market Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund and SFT T. Rowe Price Value Fund are subject to a 12b-1 distribution fee. Class 1 shares are NOT subject to a 12b-1 distribution fee.
The investment adviser of the Trust is Securian Asset Management, Inc. (“Securian AM” or the “Adviser”). Prior to May 1, 2018, Securian AM was known as Advantus Capital Management, Inc. Securian AM has entered into separate investment sub-advisory agreements with: Brandywine Global Investment Management, LLC (“Brandywine Global”) pursuant to which Brandywine Global serves as investment sub-adviser to the Trust’s SFT International Bond Fund; Ivy Investment Management Company (“IICO”) pursuant to which IICO serves as investment sub-adviser to the Trust’s SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund; T. Rowe Price Associates, Inc. (“T. Rowe Price”) pursuant to which T. Rowe Price serves as investment sub-adviser to the Trust’s SFT T. Rowe Price Value Fund; and Wellington Management Company LLP (“Wellington Management”) pursuant to which Wellington Management serves as an investment sub-adviser to the Trust’s SFT Wellington Core Equity Fund.
Currently, the shares of the Trust are sold only to Minnesota Life, a Minnesota corporation, and to separate accounts of Securian Life, an indirect wholly-owned subsidiary of Minnesota Life domiciled in the State of Minnesota. The separate accounts, which will be the owners of the shares of the Trust, will invest in the shares of each Fund in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies (the “Contracts”). Shares of the Trust may in the future also be offered to separate accounts of other participating life insurance companies or to participating qualified plans. Minnesota

Life and its subsidiary, Securian Life, through their separate accounts which fund the Contracts, owned 100% of the shares outstanding of each Fund of the Trust as of December 31, 2020. As a result, Minnesota Life is a controlling person of the Trust and through its ownership of shares of the Trust, may elect all the trustees of the Trust and approve other Trust actions. Minnesota Life’s address is 400 Robert Street North, St. Paul, Minnesota 55101-2098.
Investment Objectives and Policies
The investment objectives and principal investment policies of each of the Funds are set forth in the text of the Trust’s Prospectus under “Detailed Fund Information.” This section contains detailed descriptions of the investment policies of the Funds as identified in the Trust’s Prospectus.
Fund Names and Investment Policies
The SFT Core Bond, SFT Equity Stabilization, SFT Index 500, SFT Index 400 Mid-Cap, SFT International Bond, SFT Ivysm Small Cap Growth, SFT Real Estate Securities and SFT Wellington Core Equity Funds of the Trust have names that suggest a focus on a particular type of investment or index. In accordance with Rule 35d-1 under the 1940 Act, each of those Funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets in investments of the type suggested by its name. For this policy, “assets” means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A Fund’s policy to invest at least 80% of its assets in such a manner is not a “fundamental” one, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. The names of these Funds may be changed at any time by a vote of the Trust’s Board of Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
Debt and Money Market Securities — Non-Money Market Funds
The non-money market funds may invest in long, intermediate and short-term debt securities from various industry classifications and money market instruments. Such instruments may include the following:
•	Corporate obligations which at the time of purchase are rated within the four highest grades (Baa3 or BBB- or higher) assigned by Standard & Poor’s Corporation (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) or any other independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. To the extent that a Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, or in securities of equivalent quality, it will be investing in securities which have speculative elements. In addition, the SFT Core Bond Fund may invest up to 10% of its net assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively. The SFT International Bond Fund may also invest up to 35% of its total assets in securities that are rated below investment grade or unrated but deemed by the Fund’s sub-adviser to be of comparable quality. The SFT T. Rowe Price Value Fund may also invest up to 10% of its total assets in debt securities rated below BBB or Baa by S&P or Moody’s, respectively (convertible securities are not included within this limit). See “Low Rated and Unrated Debt Securities” below. For a description of the ratings used by Moody’s and S&P, see Appendix B (“Bond and Commercial Paper Ratings”) below.
•	Obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities.
•	Debt obligations of banks.

The SFT Core Bond Fund, SFT Real Estate Securities Fund and SFT T. Rowe Price Value Fund may each purchase U.S. dollar denominated debt securities of foreign governments and companies which are publicly traded in the United States and rated within the four highest grades assigned by S&P or Moody’s, (Baa3 or BBB- or higher) or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. The SFT Real Estate Securities Fund may also purchase similarly rated securities of Canadian issuers which are not U.S. dollar denominated or publicly traded in the U.S. See “Foreign Securities” below.
The SFT International Bond Fund and SFT T. Rowe Price Value Fund may also purchase debt securities of foreign companies and debt securities issued or guaranteed by foreign governments or any of their agencies, instrumentalities or political subdivisions, or by supranational organizations. The SFT International Bond Fund may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by members at the entity’s call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies. Securities issued or guaranteed by supranational organizations are considered by the SEC to be securities in the same industry. Therefore, the SFT International Bond Fund will not concentrate 25% or more of the value of its assets in securities of a single supranational organization. The SFT Equity Stabilization Fund may purchase short-term debt securities and money market instruments consistent with its principal investment strategy. In addition, the SFT Equity Stabilization Fund may purchase other, longer-term corporate obligations or obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities as a non-principal investment strategy.
In addition to the instruments described above, which will generally be long-term, but may be purchased by the Funds within one year of the date of a security’s maturity, the Funds may also purchase other high quality securities including:
•	Obligations (including certificates of deposit and bankers acceptances) of U.S. banks, savings and loan associations, savings banks which have total assets (as of the date of their most recent annual financial statements at the time of investment) of not less than $2,000,000,000; U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks and U.S. branches or agencies of foreign banks which meet the above-stated asset size; and obligations of any U.S. banks, savings and loan associations and savings banks, regardless of the amount of their total assets, provided that the amount of the obligations purchased does not exceed $100,000 for any one U.S. bank, savings and loan association or savings bank and the payment of the principal is insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation.
•	Obligations of the International Bank for Reconstruction and Development.
•	Commercial paper issued by U.S. corporations or affiliated foreign corporations and rated (or guaranteed by a company whose commercial paper is rated) at the date of investment Prime-1 by Moody’s or A-1 by S&P, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, issued by a corporation having an outstanding debt issue rated Aa or better by Moody’s or AA or better by S&P, or rated at a comparable level by another independent nationally-recognized rating agency.
The Funds may also invest in securities which are unrated if the Fund’s investment adviser or sub-adviser, as the case may be, determines that such securities are of equivalent investment quality to the rated securities described above. In the case of “split-rated” securities, which result when nationally-recognized rating agencies rate the security at different rating levels (e.g., BBB by S&P and Ba by Moody’s), it is the Fund’s general policy to classify such securities at the higher rating level where, in the judgment of the Fund’s investment adviser or sub-adviser, such classification reasonably reflects the security’s quality and risk.
The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in each Fund’s net asset value.
The Funds may, however, acquire debt securities which, after acquisition, are down-graded by the rating agencies to a rating which is lower than the applicable minimum rating described above. In such an event it is the Funds’ general policy to dispose of such down-graded securities except when, in the judgment of the Funds’ investment adviser or sub-adviser, it is to the Funds’ advantage to continue to hold such securities. In no event, however, will any Fund (except the SFT International Bond Fund) hold in excess of 5% of its net assets in securities which have been down-graded subsequent to purchase where such down-graded securities are not otherwise eligible for purchase by the Fund. This 5% is in addition to securities which the Fund may otherwise purchase under its usual investment policies.
The reliance on credit ratings in evaluating securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis at the time of the rating of the obligor’s ability to pay interest and repay principal, typically relying to a large extent on historical data. They do not purport to reflect the risk of fluctuations in market value of the debt securities and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. The credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Additionally, rating agencies may have a financial interest in generating business from the arranger or issuer of the security that normally pays for that rating, and a low rating might affect future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating. Additionally, the SEC adopted requirements for credit rating agencies to enhance governance, protect against conflicts of interest, and increase transparency to improve the quality of credit ratings and increase credit rating agency accountability, however it is uncertain how such requirements or additional regulation might impact the ratings agency business and the investment manager’s investment process.
Adjustable Rate Securities (“ARS”)
The SFT International Bond Fund and SFT T. Rowe Price Value Fund each may invest in adjustable rate securities. These are debt securities with interest rates that are adjusted periodically pursuant to a pre-set formula and interval. The interest rates on ARS are readjusted periodically to an amount above the chosen interest rate index. These readjustments occur at intervals ranging from one to sixty months. Movements in the relevant index on which adjustments are based, as well as the applicable spread relating to the ARS, will affect the interest paid on ARS and, therefore, the current income earned by the Funds by investing in ARS. The degree of volatility in the market value of the securities held by the Funds and of the net asset value of the Funds’ shares will be a function primarily of the length of the adjustment period and the degree of volatility in the applicable indices. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the securities. These maximum increases and decreases are typically referred to as “caps” and “floors,” respectively. The SFT International Bond Fund does not seek to maintain an overall average cap or floor, although Brandywine Global will consider caps or floors in selecting ARS for the Fund.
During periods when short-term interest rates move within the caps and floors of an ARS, the fluctuation in market value of the ARS is expected to be relatively limited, since the interest rates on the ARS generally adjust to market rates within a short period of time. In periods of substantial short-term volatility in interest rates, the value of an ARS may fluctuate more substantially because its the cap and floor may not permit the interest rates to adjust to the full extent of the movements in the market rates during any one adjustment period. In the event of dramatic increases in interest rates, the lifetime caps on the ARS may prevent the securities from adjusting to prevailing rates over the term of the security. In this case, the market value of the ARS may be substantially reduced.
Bank Obligations
Bank obligations, or instruments secured by bank obligations, include fixed, floating or variable rate certificates of deposit (“CDs”), letters of credit, time deposits, bank notes and bankers’ acceptances. CDs are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Time deposits are non-negotiable deposits that are held in a banking institution for a specified time at a stated interest rate. Bankers’ acceptances are negotiable drafts or bills of exchange normally drawn by an importer or exporter to pay for specific merchandise. When a bank “accepts” a bankers’ acceptance, the bank, in effect, unconditionally agrees to pay the face value of the instrument upon maturity.
The SFT International Bond Fund and SFT T. Rowe Price Value Fund each may invest in obligations of U.S. banks, foreign branches of U.S. banks, foreign branches of foreign banks, and U.S. branches of foreign banks that have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities. The Funds may invest in dollar-denominated certificates of deposit and bankers’ acceptances of foreign and domestic banks having total assets in excess of $1 billion, certificates of deposit of federally insured savings and loan associations having total assets in excess of $1 billion, or cash and time deposits with banks in the currency of any major nation.
Exchange-Traded Notes (“ETNs”)
ETNs are also generally unsecured bank obligations. More specifically, ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs are also subject to counterparty risk and fixed income risk.
Floating Interest Rate Investments
The SFT International Bond Fund and SFT T. Rowe Price Value Fund may each invest in floating interest rate investments. A floating interest rate investment is a debt security, the rate of interest on which is usually established as the sum of a base lending rate plus a specified margin. The base lending rates generally are the London Inter-Bank Offered Rate (LIBOR), the Prime Rate of a designated U.S. bank, the CD Rate, or another base lending rate used by lenders loaning money to companies, so-called commercial lenders. The interest rate on Prime Rate-based loans and securities floats daily as the Prime Rate changes, while the interest rate on LIBOR-based and CD-based loans and securities is reset periodically, typically at regular intervals ranging between 30 days and one year. Certain floating interest rate investments may permit the borrower to select an interest rate reset period of up to one year. Investments with longer interest rate reset periods or fixed interest rates may fluctuate more in price as a result of changes in interest rates. Some floating interest rate investments may have the additional feature of converting into a fixed rate instrument after certain periods of time or under certain circumstances.
The Funds may be exposed to financial instruments that are tied to LIBOR to determine payment obligations, financing terms or investment value. These financial instruments may include bank loans, derivatives, floating rate securities, certain asset backed securities, and other assets or liabilities tied to LIBOR. In 2017, the head of the U.K. Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. On November 30, 2020, the administrator of LIBOR announced its intention to delay the phase out of the majority of the U.S. dollar LIBOR publications until June 30, 2023, with the remainder of LIBOR publications to still end at the end of 2021. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed on existing LIBOR-based investments. These effects could occur prior to the end of the transition. Any of these factors may adversely affect the Funds' performance or net asset values (“NAVs”).
Low Rated and Unrated Debt Securities
The SFT Balanced Stabilization Fund and the SFT Core Bond Fund may each invest up to 10% of their respective net assets in corporate bonds and mortgage-related securities, including convertible securities, which, at the time of acquisition, are rated below “investment grade” (i.e. below BBB- or Baa3 by S&P or Moody’s, respectively), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. The SFT T. Rowe Price Value Fund may invest up to 10% of its total assets in corporate bonds and mortgage-related securities, which, at the time of acquisition, are rated below investment grade. The 10% limit for the SFT T. Rowe Price Value Fund does not include convertible securities. Each of these Funds may also hold an additional 5% of its net assets in securities rated below “investment grade” (i.e. below Baa3 or BBB-) where such securities were investment grade at the time of purchase but subsequently down-graded to a rating not otherwise eligible for purchase by the Fund (see “Debt and Money Market Securities — Non-Money Market Funds” above). Debt securities rated below the four highest categories (below Baa3 by Moody’s or BBB- by S&P) are not considered investment grade obligations and are commonly called “junk bonds.” These securities are predominately speculative and present more credit risk than investment grade obligations. Bonds rated below BBB are also regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments.
The SFT International Bond Fund may not invest more than 35% of its total assets in lower rated securities. It may buy debt securities that are rated C or better by Moody’s and S&P or unrated debt that Brandywine Global deems to be of comparable quality. Debt securities rated C by Moody’s are the lowest rated debt securities and are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated C by S&P are regarded as speculative and this rating typically applies to debt securities that are subordinate to senior debt securities that also have a speculative rating.
The Funds may also invest in unrated debt securities, which are debt securities not yet rated by an independent rating organization. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by Securian AM (or for the SFT International Bond Fund, Brandywine Global) to determine whether to purchase unrated debt securities and if it is of comparable quality to rated securities.

Low rated and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Funds ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Funds’ shares.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Funds to achieve their respective investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher rated securities.
Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Funds may incur additional expenses to seek recovery. The low rated bond market is relatively new, and many of the outstanding low rated bonds have not endured a major business recession.
Municipal Securities
The SFT International Bond Fund, SFT Core Bond Fund and SFT T. Rowe Price Value Fund may each invest in municipal securities. Municipal securities are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity.
Municipal securities are issued to raise money for a variety of public or private purposes, including financing state or local governments, financing specific projects or financing public facilities. These debt obligations are issued by the state governments, as well as their political subdivisions (such as cities, towns, and counties) and their agencies and authorities. Municipal securities generally are classified as general or revenue obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are bonds whose interest is payable only from the revenues derived from a particular facility or class of facilities, or a specific excise tax or other revenue source.
The value of municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of the Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

Convertible Securities and Preferred Stock
Certain Funds may invest in debt or preferred stock convertible into or exchangeable for equity securities, as well as non-convertible preferred stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. The total return and yield of lower quality (high yield/high risk) convertible securities can be expected to fluctuate more than the total return and yield of higher quality, shorter-term bonds, but not as much as common stocks. The SFT Real Estate Securities Fund will limit its purchase of convertible securities and preferred stocks to those that, at the time of purchase, are rated at least B or B2 by S& P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. The SFT Balanced Stabilization Fund, SFT Core Bond Fund and SFT Equity Stabilization Fund will each limit its purchase of convertible securities, and preferred stocks in the case of the SFT Core Bond Fund, to those that, at the time of purchase, are rated at least BB or Ba by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser. As an operating policy, none of these Funds will purchase a non-investment grade convertible security or preferred stock if immediately after such purchase such Fund would have more than 10% of its total assets invested in such securities. See “Low Rated and Unrated Debt Securities,” above.
Money Market Securities — Government Money Market Fund
Subject to the limitations under Rule 2a-7 (the “Rule”) of the 1940 Act (as described in “Investment Restrictions - Additional Restrictions” below), the SFT Government Money Market Fund will invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). In addition, under normal circumstances the Fund invests at least 80% of its net assets in government securities and/or repurchase agreements collateralized by government securities. For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
•	the U.S. government; or
•	a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the SEC.
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality. The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.
The Fund’s investments will comply with applicable rules of the SEC governing the type, quality, maturity and diversification of securities held by government money market funds. Prior to April 29, 2016 the Fund operated as a general money market fund and invested its assets in a variety of money market securities, including commercial paper, other domestic corporate obligations, and securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. Effective April 29, 2016, however, the Fund changed its name and converted to a ‘government money market fund’ as defined in the Rule. The Fund’s current principal investment strategies, as described above, are consistent with the limitations imposed by the Rule on a government money market fund’s investment of its assets.

By limiting the maturity of its investments as described above, the Fund seeks to lessen the changes in the value of its assets caused by market factors. The Fund intends to maintain a constant net asset value of $1.00 per share, but there can be no assurance it will be able to do so.
U.S. Government Obligations
Each of the Funds may invest in obligations of the U.S. government. These obligations are bills, certificates of indebtedness, notes and bonds issued or guaranteed as to principal or interest by the U.S. or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government established under the authority granted by Congress. Bills, notes and bonds issued by the U.S. Treasury are direct obligations of the U.S. government and differ in their interest rates, maturities and times of issuance. Securities issued or guaranteed by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. government established under authority granted by Congress include but are not limited to, the Government National Mortgage Association (“GNMA”), the Export-Import Bank, the Student Loan Marketing Association, the U.S. Postal Service, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, the Federal Home Loan Bank, the Federal Financing Bank, the Federal Intermediate Credit Banks, the Federal Land Banks, the Farm Credit Banks and the Federal National Mortgage Association. Some obligations of U.S. government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury, such as securities of the Government National Mortgage Association and the Student Loan Marketing Association; others by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Financing Bank and the U.S. Postal Service; and others only by the credit of the issuing agency, authority or other instrumentality, such as securities of the Federal Home Loan Bank and the Federal National Mortgage Association (“FNMA”).
U.S. Treasury Inflation-Protection Securities
One type of U.S. government obligation is U.S. Treasury inflation-protection securities. The SFT Core Bond Fund, SFT International Bond Fund and SFT T. Rowe Price Value Fund may each invest in U.S. Treasury inflation-protection securities which are marketable book-entry securities issued by the United States Department of Treasury with a nominal return linked to the inflation rate in consumer prices. The index used to measure inflation is the non-seasonably adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers.
The principal value of an inflation-protection security is adjusted for inflation, and every six months the security pays interest, which is an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance. Some inflation-protection securities may be stripped into principal and interest components.
Obligations of Non-Domestic Banks
The Funds may invest in U.S. dollar denominated obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks. These investments may involve somewhat greater opportunity for income than the other money market instruments in which the Funds invest, but may also involve investment risks in addition to any risks associated with direct obligations of domestic banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other governmental restrictions, as well as market and other factors which may affect the market for or the liquidity of such obligations. Generally, Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks are subject to fewer U.S. regulatory restrictions than those applicable to domestic banks, and London branches of U.S. banks may be subject to less stringent reserve requirements than domestic branches. Canadian chartered banks, U.S. branches and agencies of foreign banks, and London branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks. A Fund will not invest more than 25% of its total assets in obligations of Canadian chartered banks, London branches of U.S. banks, and U.S. branches and agencies of foreign banks.
Variable Amount Master Demand Notes
The SFT T. Rowe Price Value Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by the Fund at varying market rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower’s consent. Thus, variable amount master demand notes are illiquid assets. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. The Fund’s investment adviser will monitor the creditworthiness of the borrower throughout the term of the variable amount master demand note.
Mortgage-Related Securities
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund, SFT International Bond Fund and SFT T. Rowe Price Value Fund may each invest in mortgage-related securities (including securities which represent interests in pools of mortgage loans) issued by government (some of which may be U.S. government agency issued or guaranteed securities as described herein) and non-government entities such as banks, mortgage lenders or other financial institutions. These securities may include both collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage loans are originated and formed into pools by various organizations, including the GNMA, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and various private organizations including commercial banks and other mortgage lenders. Payments on mortgage-related securities generally consist of both principal and interest, with occasional repayments of principal due to refinancings, foreclosures or certain other events. Some mortgage-related securities, such as collateralized mortgage obligations, make payments of both principal and interest at a variety of intervals. Certain mortgage-related securities, such as GNMA securities, entitle the holder to receive such payments, regardless of whether or not the mortgagor makes loan payments; certain mortgage-related securities, such as FNMA securities, guarantee the timely payment of interest and principal; certain mortgage-related securities, such as FHLMC securities, guarantee the timely payment of interest and ultimate collection of principal; and certain mortgage-related securities contain no such guarantees but may offer higher rates of return. No mortgage-related securities guarantee the Fund’s yield or the price of its shares.
Each Fund expects its investments in mortgage-related securities to be primarily in high-grade mortgage-related securities either: (a) issued by GNMA, FNMA or FHLMC or other U.S. government owned or sponsored corporations or (b) rated A or better by S&P or Moody’s, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser, as the case may be. The Funds may invest in mortgage-related securities rated BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent publicly-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by each Fund’s investment adviser or sub-adviser, as the case may be, when deemed by the Fund’s investment adviser or sub-adviser to be consistent with the Fund’s respective objective. To the extent that a

Fund invests in securities rated BBB or Baa by S&P or Moody’s, respectively, it will be investing in securities which have speculative elements. (Each of these Funds may also invest a portion of its assets in securities rated below BBB or Baa by S&P or Moody’s, respectively, or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. See “Low Rated and Unrated Debt Securities” and “Convertible Securities,” above, for more information.) For further information about the characteristics and risks of mortgage-related securities, and for a description of the ratings used by Moody’s and S&P, see Appendix A and B (“Mortgage-Related Securities” and “Bond and Commercial Paper Ratings”) below.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
U.S. Government Mortgage-Related Securities
A governmental guarantor (i.e., backed by the full faith and credit of the U.S. government) of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.
FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is publicly traded. FHLMC issues Participation Certificates (“PCs”) which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and principal on most PCs. There are some PCs, however, on which FHLMC guarantees the timely payment of interest but only the ultimate payment of principal. PCs are not backed by the full faith and credit of the U.S. government.
In September of 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. As part of this appointment the U.S. Treasury agreed to provide additional capital to FNMA and FHLMC.

Although the U.S. government has provided support for U.S. government mortgage-related securities in the past, there can be no assurance that it will do so in the future. The U.S. government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by the Funds.
Non-Governmental Mortgage-Related Securities
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund, SFT International Bond Fund and SFT T. Rowe Price Value Fund each may invest in non-governmental mortgage-related securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential and commercial mortgage loans. Such issuers may in addition be the originators and servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance, guarantees and credit enhancements, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund’s investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Funds may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers the Fund’s investment adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Funds will not purchase mortgage-related securities or any other assets which in its investment adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
Collateralized Mortgage Obligations
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each invest in collateralized mortgage obligations (“CMOs”), in which several different series of bonds or certificates secured by pools of mortgage-backed securities or mortgage loans, are issued. The series differ from each other in terms of the priority rights which each has to receive cash flows with the CMO from the underlying collateral. Each CMO series may also be issued in multiple classes. Each class of a CMO series, often referred to as a “tranche,” is usually issued at a specific coupon rate and has a stated maturity. The underlying security for the CMO may consist of mortgage-backed securities issued or guaranteed by U.S. government agencies or whole loans. CMOs backed by U.S. government agency securities retain the credit quality of such agency securities and therefore present minimal credit risk. CMOs backed by whole loans typically carry various forms of credit enhancements to protect against credit losses and provide investment grade ratings. Unlike traditional mortgage pass-through securities, which simply pass through interest and principal on a pro rata basis as received, CMOs allocate the principal and interest from the underlying mortgages among the several classes or branches of the CMO in many ways. All residential, and some commercial, mortgage-related securities are subject to prepayment risk. A CMO does not eliminate that risk, but, by establishing an order of priority among the various tranches for the receipt and timing of principal payments, it can reallocate that risk among the tranches. Therefore, the stream of payments received by a CMO bondholder may differ dramatically from that received by an investor holding a traditional pass-through security backed by the same collateral.
In the traditional form of CMO, interest is paid currently on all tranches but principal payments are applied sequentially to retire each tranche in order of stated maturity. Traditional sequential payment CMOs have evolved into numerous more flexible forms of CMO structures which can vary frequency of payments, maturities, prepayment risk and performance characteristics. The differences between these new types of CMOs relate primarily to the manner in which each varies the amount and timing of principal and interest received by each tranche from the underlying collateral. Under all but the sequential payment structures, specific tranches of CMOs have priority rights over other tranches with respect to the amount and timing of cash flow from the underlying mortgages.
The primary risk associated with any mortgage security is the uncertainty of the timing of cash flows; specifically, uncertainty about the possibility of either the receipt of unanticipated principal in falling interest rate environments (prepayment or call risk) or the failure to receive anticipated principal in rising interest rate environments (extension risk). In a CMO, that uncertainty may be allocated to a greater or lesser degree to specific tranches depending on the relative cash flow priorities of those tranches. By establishing priority rights to receive and reallocate payments of prepaid principal, the higher priority tranches are able to offer better call protection and extension protection relative to the lower priority classes in the same CMO. For example, when insufficient principal is received to make scheduled principal payments on all tranches, the higher priority tranches receive their scheduled premium payments first and thus bear less extension risk than lower priority tranches. Conversely, when principal is received in excess of scheduled principal payments on all tranches (call risk), the lower priority tranches are required to receive such excess principal until they are retired and thus bear greater prepayment risk than the higher priority tranches. Therefore, depending on the type of CMO purchased, an investment may be subject to a greater or lesser risk of prepayment, and experience a greater or lesser volatility in average life, yield, duration and price, than other types of mortgage-related securities. A CMO tranche may also have a coupon rate which resets periodically at a specified increment over an index. These floating rate CMOs are typically issued with lifetime caps on the level to which the floating coupon rate is allowed to rise. The Fund may invest in such securities, usually subject to a cap, provided such securities satisfy the same requirements regarding cash flow priority applicable to the Fund’s purchase of CMOs generally. CMOs are typically traded over the counter (“OTC”) rather than on centralized exchanges. Because CMOs of the type purchased by the Fund tend to have relatively more predictable yields and are relatively less volatile, they are also generally more liquid than CMOs with greater prepayment risk and more volatile performance profiles.
The SFT Core Bond Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each also purchase CMOs known as “accrual” or “Z” bonds. An accrual or Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value. As an operating policy, the SFT Core Bond Fund will not purchase a Z bond if the respective Fund’s aggregate investment in Z bonds which are then still in their accrual periods would exceed 20% of the Fund’s total assets (Z bonds which have begun to receive cash payments are not included for purposes of this 20% limitation).
The SFT Core Bond Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each also invest in inverse or reverse floating CMOs. Inverse or reverse floating CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index. Accordingly, the coupon rate will increase as interest rates decrease. The Fund would be adversely affected, however, by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate will decrease as interest rates increase, and, like other mortgage-related securities, the value will decrease as interest rates increase. Inverse or reverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs, and usually carry a lower cash flow priority. As an operating policy, the SFT Core Bond Fund will treat inverse floating rate CMOs as illiquid and, therefore, will limit its investments in such securities, together with all other illiquid securities, to 15% of such Fund’s net assets.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Fund to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
Structured Investments
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each invest in structured investments where the underlying instruments in such structured investments are mortgage-related securities, asset-backed securities or other debt securities in which the Funds may otherwise invest.
Structured investments are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities typically are organized by investment banking firms that receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund are each permitted to invest in a class of structured investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Although the Fund’s purchase of subordinated structured investments would have a similar economic effect to that of borrowing against the underlying instruments, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing activities.
Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Funds’ investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments typically are sold in private placement transactions to institutional investors such as the Funds, and there generally is no active trading market for structured investments. To the extent such investments are illiquid, they will be subject to the Funds’ restrictions on investments in illiquid securities.
In some cases, these instruments may be secured by obligations of Alt A and sub-prime residential mortgage borrowers, which exposes the Funds to a greater risk that the security’s issuer will not make payments on the security when due. Loans to sub-prime or Alt A borrowers have a higher risk of default than loans to prime borrowers. Loans to Alt A borrowers are underwritten using standards that are more liberal than those for prime borrowers, such as high loan-to-value ratios and less documentation of borrower income or assets. Sub-prime borrowers typically have weakened credit histories that include payment delinquencies, and possibly more severe problems such as charge-offs, judgments and bankruptcies. They may also display reduced repayment capacity as measured by credit scores, debt-to-income ratios, or other criteria that may encompass borrowers with incomplete credit histories. Securities backed by obligations of sub-prime and Alt A mortgage borrowers are subject to the risk of precipitous ratings downgrades, and even default. They are also more likely to present valuation problems and are more likely to become less liquid, or even illiquid, than securities backed only by obligations of prime mortgage borrowers. The purchase of securities with exposure to risks associated with sub-prime or Alt A mortgage lending is not a principal investment strategy.
Stripped Mortgage-Backed Securities
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent undivided ownership interests in a pool of mortgages, the cash flow of which has been separated into its interest and principal components. Interest only securities (“IOs”) receive the interest portion of the cash flow while principal only securities (“POs”) receive the principal portion. Stripped mortgage-backed securities may be issued by U.S. government agencies or by private issuers. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates, unlike other mortgage-backed securities (which tend to move in the opposite direction compared to interest rates). Under the Internal Revenue Code of 1986, as amended (the “Code”), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.
The cash flows and yields on standard IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the performance and prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or Aaa or is derived from a full faith and credit obligation (i.e., a GNMA). Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security, but unlike IOs, an investor will eventually recoup fully its initial investment provided no default of the guarantor occurs. As an operating policy, the Funds (except the SFT International Bond Fund) will limit its investments in IOs and POs to 15% of the Fund’s net assets.
Asset-Backed and Stripped Asset-Backed Securities
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, and SFT T. Rowe Price Value Fund may each invest in asset-backed securities rated within the four highest grades assigned by Moody’s or S&P (Baa3 or BBB- or higher), or rated at a comparable level by another independent nationally-recognized rating agency, or, if not rated, are of equivalent investment quality as determined by the Fund’s investment adviser or sub-adviser. (SFT International Bond Fund may invest in asset-backed securities which are unrated or rated as permitted under “Low Rated and Unrated Debt Securities” above.) Asset-backed securities usually represent interests in pools of consumer loans (typically trade, credit card or automobile receivables). The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, the quality of the servicing of the receivables, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities may depend on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security may be difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Some asset-backed transactions are structured with a “revolving period” during which the principal balance of the asset-backed security is maintained at a fixed level, followed by a period of rapid repayment. This structure is intended to insulate holders of the asset-backed security from prepayment risk to a significant extent. Asset-backed securities may be classified as pass-through certificates or collateralized obligations.
Pass-through certificates are asset-backed securities which represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof bear directly the risk of any defaults by the obligors on the underlying assets not covered by any credit support.
Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders thereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.
To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may also invest in stripped asset-backed securities. Asset-backed securities may be stripped to create interest-only and principal-only securities in the same manner as mortgage-backed securities. See “Stripped Mortgage-Backed Securities,” above. The value of asset-backed IOs also tends to move in the same direction as changes in interest rates, unlike other asset-backed (or mortgage-backed) securities, which tend to move in the opposite direction compared to interest rates. As with stripped mortgage-backed securities, the cash flows and yields on asset-backed IOs and POs are also extremely sensitive to the rate of principal payments on the related underlying assets. See “Stripped Mortgage-Backed Securities,” above. As an operating policy, each of these Funds (except the SFT International Bond Fund) will limit its investments in IOs and POs to 15% of the Fund’s net assets.
Certain asset backed securities are issued as the debt of a “bankruptcy remote” special purpose entity organized by sponsors solely for the purpose of owning such assets and issuing such debt. Although these issuers are currently viewed as bankruptcy remote, they are subject to the risk of changes in case law or other laws governing the formation of these entities. If these laws change, there is a risk these assets could be deemed to be available to creditors upon the bankruptcy of a sponsor.
Direct Investments in Mortgages — Whole Loans
The SFT Core Bond Fund may invest up to 10% of the value of its net assets directly in mortgages securing residential or commercial real estate (i.e., the Fund becomes the mortgagee). Such investments are not “mortgage-related securities” as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as “whole loans”.) The vendor of such mortgages receives a fee from the Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Fund’s investment adviser or sub-adviser. A Fund will invest in such mortgages only if its investment adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and the relationship between loan value and market value) that the purchase of the mortgages should not represent a significant risk of loss to the Fund.
Zero Coupon Securities
The Funds may invest in zero coupon securities. When held to maturity, the entire return on zero coupon securities, which consists of the amortization of discount, comes from the difference between their purchase price and their maturity value.
Zero coupon securities, like other investments in debt securities, are subject to certain risks, including credit and market risks. Credit risk is the function of the ability of an issuer of a security to maintain timely interest payments and to pay the principal of a security upon maturity.
Market risk is the risk of the price fluctuation of a security due primarily to market interest rates prevailing generally in the economy. Market risk may also include elements which take into account the underlying credit rating of an issuer, the maturity length of a security, a security’s yield, and general economic and interest rate conditions. Zero coupon securities do not make any periodic payments of interest prior to maturity and the stripping of the securities causes the zero coupon securities to be offered at a discount from their face amounts. The market value of the zero coupon securities will fluctuate, perhaps markedly, and changes in interest rates and other factors and may be subject to greater fluctuations in response to changing interest rates than would a fund of securities consisting of debt obligations of comparable coupon bearing maturities. The amount of fluctuation increases with longer maturities.
Because they do not pay interest, zero coupon securities tend to be subject to greater fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities.
When held to maturity, the return on zero coupon securities consists entirely of the difference between the maturity value and the purchase price of securities held in the Fund. While this difference allows investors to measure initial investment return, it also must be considered in light of changing economic conditions.
Pay-in-Kind and Delayed Interest Securities
The SFT International Bond Fund and SFT T. Rowe Price Value Fund may also invest in pay-in-kind securities and delayed interest securities. Pay-in-kind securities pay interest through the issuance to the holders of additional securities. Delayed interest securities are securities that remain zero coupon securities until a predetermined date at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Because interest on pay-in-kind and delayed interest securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than the values of securities that distribute income regularly and they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, the Fund’s investments in pay-in-kind and delayed interest securities will result in special tax consequences.
Derivative Instruments
Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, interest rates, currencies, commodities or related indices. Derivatives may be used for “hedging,” which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the Fund’s portfolio investments and/or to enhance total return. However derivatives are used, their successful use is not assured and will depend upon the manager’s ability to predict relevant market movements.
The Funds may use derivative transactions without limit for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Funds’ use of derivatives transactions for purposes other than direct hedging may be limited from time to time by policies adopted by the Board of Trustees or the Fund’s investment manager. Because some derivatives may enable a Fund to purchase or sell exposure to one or more underlying assets or indices for a relatively small amount of cash, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives.
FUTURE DEVELOPMENTS IN DERIVATIVES. A Fund may take advantage of opportunities in the area of derivative investments that are not presently contemplated for use by the Fund or that are not currently available but which may be developed in the future, to the extent such opportunities are consistent with the Fund’s investment goals and are legally permissible for the Fund.
Recent regulations have changed the requirements related to the use of certain derivatives. Some of these new regulations have limited the availability of certain derivatives and made their use by funds more costly. In 2020, the SEC adopted a new rule that will impact the ability of a Fund to invest or remain invested in derivatives. Compliance with the new rule, Rule 18f-4 under the 1940 Act (“Rule 18f-4'"), is required by August 2022. Constraints on the ability of the Adviser to use derivatives to gain access to markets, participate in investment opportunities or risk-manage a Fund’s assets could have an adverse impact on a Fund. The regulation of derivatives is a rapidly changing area of law and the impact of these new regulations are not certain at this time.
Futures Contracts and Options on Futures Contracts
GENERALLY. The Funds may enter into a variety of futures contracts, including, without limitation, interest rate and other bond futures contracts, index futures contracts, exchange traded fund (“ETF”) futures contracts, foreign currency futures contracts and currency index futures, and may also purchase and sell put and call options on futures contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on a futures contract can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.
In addition, futures contract strategies can be used to manage the average duration of a Fund’s fixed-income portfolio. If Securian AM or a sub-adviser wishes to shorten the average duration of a Fund’s fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If Securian AM or a sub-adviser wishes to lengthen the average duration of a Fund’s fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
A Fund may not enter into short positions in futures contracts or options on futures contracts except for bona fide hedging or other risk management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities). Subject to the additional limitations described under “Regulatory Matters” below, futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.
FUTURES CONTRACTS. A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be “exercised” at any other time during their term.
Purchases or sales of stock index futures contracts are used to attempt to protect current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund’s current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund’s securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund’s securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund.
The underlying items to which futures contracts may relate include foreign currencies, currency indices, interest rates, bond indices, and debt securities, including corporate debt securities, non-U.S. government debt securities and U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or closed out before the settlement date so that the parties do not have to make or take delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.
The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as “marking to the market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. Daily variation margin calls could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
U.S. futures contracts may be purchased or sold only on an exchange, known as a “contract market,” designated by the Commodity Futures Trading Commission (“CFTC”) for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract. Futures contracts may also be traded on foreign exchanges.
Under certain circumstances, futures contracts exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to maintain cash or liquid assets in an account.

VOLATILITY INDEX (“VIX”) FUTURES CONTRACTS. In seeking to manage portfolio risk and volatility, the SFT Balanced Stabilization Fund and SFT Equity Stabilization Fund may invest in long or short Chicago Board Options Exchange S&P 500® Volatility Index futures contracts (also known as volatility futures). The VIX is a measure of the expected or implied volatility (i.e., movement up or down) of the S&P 500® over the next thirty days. The Fund may attempt to manage its exposure to volatility in the S&P 500® through the use of VIX futures contracts. However, the implied volatility of the S&P 500® as measured by VIX may not track the realized volatility of the S&P 500®. Additionally, the realized volatility of the equity holdings in the Fund may not track the realized volatility of the S&P 500®. These tracking differences may cause the hedge to be less effective than desired. In addition, the term structure of volatility futures (i.e., the term of the contract) influences the cost of holding hedge positions over time. As the cost of long-term contracts increases versus the cost of short-term contracts, the cost of maintaining a long position in volatility futures becomes more expensive.
OPTIONS ON FUTURES CONTRACTS. An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by affecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.
RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The use of futures contracts and options on futures contracts will expose the Funds to additional investment risks and transactions costs. Risks include:
•	the risk that interest rates, securities prices or currency markets will not move in the direction that the Fund’s investment adviser or sub-adviser anticipates;
•	an imperfect correlation between the price of the instrument and movements in the prices of any securities or currencies being hedged;
•	the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits;
•	leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment in that instrument; and
•	the risk that the counterparty to an instrument will fail to perform its obligations.
REGULATORY MATTERS. As an open-end investment company registered with the SEC, the Trust and its Funds are subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, a Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC-approved or staff-approved measures, while the derivatives contracts are open. For example, with respect to futures contracts and forward commitments that are not contractually required to “cash settle,” the Trust must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to futures contracts and forward commitments that are contractually required to “cash settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal only to its net obligations under cash settled futures contracts and forward commitments, the Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. See the discussion above of risks associated with such contracts, including leverage risk. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
The investment adviser, on behalf of each of the Funds that invests in futures contracts, options on future contracts, and swaps, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. On February 9, 2012, the Commodities Futures Trading Commission adopted final rules that require registered investment companies claiming exclusion from the term “commodity pool operator” under CFTC Rule 4.5 to use commodity futures, commodity options contracts or swaps solely for bona fide hedging purposes within the meaning and intent of Rules 1.3(z)(1) and 151.5, unless, with respect to such positions that do not come within the meaning and intent of Rules 1.3(z)(1) and 151.5, the aggregate initial margin and premiums required to establish such positions do not exceed five percent of the liquidation value of the registered investment company’s portfolio, as determined at the time the most recent position was established, or the aggregate net notional value of commodity futures, commodity option contracts, or swap positions does not exceed 100 percent of the liquidation value of the pool’s portfolio, determined at the time the most recent position was established, with Rule 4.5 specifying the method of calculation. If an investment adviser to a registered investment company can represent that the registered investment company’s operations comply with the stated requirements of CFTC Rule 4.5, the investment adviser may rely upon a notice of exclusion from the definition of “commodity pool operator,” though such notice must be affirmed annually. If an investment adviser to a registered investment company cannot rely on a notice of exclusion, because it cannot meet the requirements for exclusion, the investment adviser will have to register with the CFTC and undertake the reporting obligations and pay the expenses incurred in connection therewith. In each case, the Funds and the investment adviser will comply with Rule 4.5.
The above limitation on the Funds’ investments in futures contracts, commodity options and swaps, and the Trust’s policies regarding futures contracts, options and swaps discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit. With respect to positions in commodity futures, commodity options, and swaps contracts which do not come within the meaning and intent of bona fide hedging in the CFTC rules, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of a Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and, provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined by CFTC Rule 190.01(x) may be excluded in computing such 5%, or the aggregate net notional value of such commodity futures, commodity options contracts, or swaps positions will not exceed 100 percent of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such positions it has entered into, in either case determined at the time the most recent position was established.
For examples of futures contracts and their tax treatment, see Appendix C to this Statement of Additional Information.

Options
Each Fund except the SFT Government Money Market Fund may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Each Fund other than the SFT T. Rowe Price Value Fund will limit the total market value of securities against which it may write call or put options to 20% of its total assets. The SFT T. Rowe Price Value Fund will limit the total market value of securities against which it may write call or put options to 25% of its total assets. In addition, no Fund will commit more than 5% of its total assets to premiums when purchasing put or call options.
A put option gives the purchaser the right to sell a security, currency or other instrument to the writer of the option at a stated price during the term of the option. A call option gives the purchaser the right to purchase a security, currency or other instrument from the writer of the option at a stated price during the term of the option. Thus, if a Fund writes a call option on a security, it becomes obligated during the term of the option to deliver the security underlying the option upon payment of the exercise price. If a Fund writes a put option, it becomes obligated during the term of the option to purchase the security underlying the option at the exercise price if the option is exercised. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that the Funds may purchase or write may be traded on a national securities exchange and in the OTC market.
Funds may use put and call options for a variety of purposes. For example, if a portfolio manager wishes to hedge a security a Fund owns against a decline in price, the manager may purchase a put option on the underlying security; i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. Put and call options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks held or intended to be purchased. Finally, a portfolio manager may write options on securities owned in order to realize additional income. Funds receive premiums from writing call or put options, which they retain whether or not the options are exercised.
By writing a call option, a Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise. If a Fund purchases a put or call option, any loss to the Fund is limited to the premium paid for, and transaction costs paid in connection with, the option.
The Funds may buy both put and call exchange traded options, as well as both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.
OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.
The Trust understands that the staff of the SEC has taken the position that purchased OTC options are considered illiquid securities and that the assets segregated to cover a Fund’s obligation under an OTC option on securities it has written are considered illiquid. Pending a change in the staff’s position, the Trust will treat OTC options and “covering” assets as illiquid and subject to each Fund’s limitation on illiquid securities.
OPTIONS ON SECURITIES. An option on a security provides the purchaser, or “holder,” with the right, but not the obligation, to purchase, in the case of a “call” option, or sell, in the case of a “put” option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a nonrefundable purchase price for the option, known as the “premium.” The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or “writer,” however, is potentially unlimited, unless the option is “covered.” A call option written by a Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian. A put option written by a Fund is “covered” if the Fund maintains cash and liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the writer’s obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.
Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.
Options on securities and options on indexes of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the SEC. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indexes of securities only through a registered broker-dealer which is a member of the exchange on which the option is traded.
In addition, options on securities and options on indexes of securities may be traded on exchanges located outside the United States and OTC through financial institutions dealing in such options as well as the underlying instruments. While exchange-traded options have a continuous liquid market, OTC options may not.

OPTIONS ON STOCK INDEXES. In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The purchaser of the option receives this cash settlement amount if the closing level of the stock index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in stock index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.
A Fund will cover all options on stock indexes by owning securities whose price changes, in the opinion of the Fund’s adviser or sub-adviser, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index. In that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Funds will secure put options on stock indexes by segregating assets equal to the option’s exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.
The index underlying a stock option index may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based upon narrower market indexes, such as the Standard & Poor’s 100® Index, or on indexes of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included.
RISKS OF OPTIONS. The Funds’ options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.
The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the investment manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the investment manager did not employ such strategies.

Swap Agreements
Each Fund (other than the SFT Government Money Market Fund) may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield because these agreements may affect the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.
Swap agreements will tend to shift a Fund’s investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps, floors and collars have an effect similar to buying or writing options. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Fund’s investment adviser or sub-adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
The creditworthiness of firms with which a Fund enters into swaps, caps, floors or collars will be monitored by Securian AM or the sub-adviser. If a firm’s creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.
The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund’s securities.
Securian AM and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions
Options on Swap Agreements (“swaptions”). Generally, the Funds may purchase and write (sell) both put and call options on swap agreements, commonly known as swaptions. The Funds may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates. A swaption is an OTC option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of a swaption receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. The Fund generally assumes a greater risk when it writes (sells) a swaption than when it purchases a swaption. When the Fund purchases a swaption, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. When the Fund writes (sells) a swaption, however, the Fund is bound by the terms of the underlying swap agreement upon exercise of the option by the buyer, which may result in losses to the Fund in excess of the premium it received. Swaptions also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaption, the value of the underlying interest rate swap and therefore the value of the swaption will change.
Credit Default Swaps. Each Fund (other than the SFT Balanced Stabilization Fund and SFT Government Money Market Fund) may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller (which are not contractually required to cash settle), the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit the extent of potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. In the alternative, with respect to credit default swaps subject to a contractual requirement to

“cash settle,” the Fund is permitted to segregate liquid assets in an amount equal only to the Fund’s daily mark-to-market (net) obligations, if any, rather than the full notional value of such swaps.
Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the ability of the adviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty to a swap agreement. Certain positions adopted by the Internal Revenue Service may limit the Fund’s ability to use swap agreements in a desired tax strategy.
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The Dodd-Frank Act and it implementing rules require: (1) registration and regulation of swap dealers and major swap participants; (2) central clearing and execution of standardized swaps; (3) margin requirements on swap transactions; (4) regulation and monitoring of swap transactions through position limits and large trader reporting requirements; and (5) record keeping and centralized and public reporting requirements, on an anonymous basis. In recent years, the swap market has grown substantially and as a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.
Interest rate swaps. An interest rate swap is an agreement between two parties to exchange payments based on the changes in an interest rate or rates. Typically, one interest rate is fixed while the other interest rate changes with changes in a designated interest rate benchmark (for example, the London Interbank Offered Rate (“LIBOR”), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.
By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to increase or decrease the Fund’s exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.
Inflation index swaps. An inflation index swap is a contract between two parties, whereby one party makes payments based on the cumulative percentage increase in an index that serves as a measure of inflation (typically, the Consumer Price Index) and the other party makes a regular payment based on a compounded fixed rate. Each party’s payment obligation under the swap is determined by reference to a specified “notional” amount of money. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity. The value of an inflation index swap is expected to change in response to changes in the rate of inflation. If inflation increases at a faster rate than anticipated at the time the swap is entered into, the swap will increase in value. Similarly, if inflation increases at a rate slower than anticipated at the time the swap is entered into, the swap will decrease in value.

Total return swaps. A total return swap (also sometimes referred to as a synthetic equity swap or “contract for difference”) is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying reference instrument taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.
Options on swap agreements. Generally, the Fund may purchase options on credit default swaps and options on interest rate swaps, commonly known as swaptions. For example, the Fund may buy options on interest rate swaps to help hedge the Fund’s risk of potentially rising interest rates or options on credit default swaps to help hedge the Fund’s risk of a credit rating decline in one or more of the debt securities held by the Fund. An option generally is an OTC option (see the discussion on OTC options) that gives the buyer of the option the right, but not the obligation, to enter into a previously negotiated swap agreement, or to extend, terminate, or otherwise modify the terms of an existing swap agreement, in exchange for the payment of a premium to the writer (seller) of the option. The writer (seller) of an option receives premium payments from the buyer and, in exchange, becomes obligated to enter into or modify an underlying swap agreement upon the exercise of the option by the buyer. A pay fixed option on an interest rate swap gives the buyer the right to establish a position in an interest rate swap where the buyer will pay (and the writer will receive) the fixed-rate cash flows and receive (and the writer will pay the floating-rate cash flows). In general, most options on interest rate swaps are “European” exercise, which means that they can only be exercised at the end of the option term. Depending on the movement of interest rates between the time of purchase and expiration, the value of the underlying interest rate swap and therefore also the value of the option on the interest rate swap will change. When the Fund purchases an option on a swap, it risks losing the amount of premium it has paid, should it elect not to exercise the option, plus any related transaction costs. Such options also involve other risks associated with both OTC options and swap agreements, such as counterparty risk (the risk that the counterparty defaults on its obligation), market risk, credit risk, and interest rate risk. With respect to the Fund’s purchase of options on interest rate swaps, depending on the movement of interest rates between the time of purchase and expiration of the swaptions, the value of the underlying interest rate swap and therefore the value of the swaptions will change.
There can be no assurance that a liquid secondary market will exist for any particular option on a swap agreement, or at any particular time, and the Fund may have difficulty affecting closing transactions in particular options on swap agreements. Therefore, the Fund may have to exercise the options that it purchases in order to realize any profit and take delivery of the underlying swap agreement. The Fund could then incur transaction costs upon the sale or closing out of the underlying swap agreement. In the event that the options on a swap is exercised, the counterparty for such option would be the same counterparty with whom the Fund entered into the underlying swap.
For more information about these risks and the mechanics of options and swap agreements, see the discussion of OTC options and swap agreements, including the descriptions of various types of swaps the Fund may enter into.
Risks of swaps. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the investment manager correctly to predict which types of investments are likely to produce greater returns. If the investment manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.
Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation.
Swap agreements currently are not automatically traded on exchanges and are not subject to government regulation. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Fund’s investment manager will only approve a swap agreement counterparty for the Fund if the investment manager deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
The enactment in Dodd-Frank Act resulted in comprehensive change in how OTC derivatives are regulated, including the manner in which OTC derivatives are customized, derivatives documentation is negotiated, and trades are reported, executed and cleared. Specifically, the CFTC has adopted rules to require certain standardized swaps, previously settled OTC, be settled by means of a central clearinghouse, which is intended to reduce the risk of default by the counterparty. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivatives instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the new regulations or proposed regulations are not yet fully known and may not be for some time.
Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.
Combined Transactions. The Funds may enter into multiple transactions, including multiple swaps transactions, multiple futures transactions, multiple options transactions, multiple currency transactions, and any combination of swaps, futures, forward transactions and options as part of a single or combined strategy (a “Combined Transaction”) when, in the opinion of the manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each on its component transactions.
Although Combined Transactions are normally entered into based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Foreign Securities
The SFT International Bond Fund may invest in foreign securities without limitation. The SFT Core Bond Fund may invest up to 30% of its total assets in foreign securities. In addition, the SFT Balanced Stabilization Fund and SFT Real Estate Securities Fund may each invest up to 10% of their total assets in U.S. dollar denominated securities of foreign governments and foreign companies that are traded in the U.S. Such securities are typically publicly traded but may in some cases be issued as private placements (each Fund will treat private placement securities as illiquid securities which, when aggregated with all other illiquid securities, may not exceed 15% of the Fund’s net assets). The SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, and SFT T. Rowe Price Value Fund may each invest up to 25% of their total assets in foreign securities. The SFT Wellington Core Equity Fund may invest in foreign issuers consistent with the Fund’s investment objective. Securian AM will determine whether, in its judgment, a security purchased by any Fund is a “foreign security” based on various criteria it deems relevant, including, but not limited to, the country in which the security’s issuer is organized, the location of the issuer’s headquarters, the location of the exchange on which the security is traded, the currency in which the security is denominated, and the country in which the issuer’s primary operations, including sales, are conducted.
The SFT Index 400 Mid-Cap and SFT Index 500 Funds may invest in securities of foreign issuers to the extent such securities are included in the S&P 400® Mid-Cap Index and S&P 500® Index, respectively. The SFT Index 400 Mid-Cap and SFT Index 500 Funds may also invest in securities of non-U.S. domiciled issuers that trade in U.S. dollars on U.S. exchanges to the extent such securities are included in the S&P 400® Mid-Cap Index and S&P 500® Index, respectively.
The SFT Equity Stabilization Fund may invest in certain ETFs that invest in foreign securities. On average, the Fund will aim to invest approximately 30% of its assets in ETFs that directly invest in foreign securities.
Investing in securities of foreign issuers may result in greater risk than that incurred in investing in securities of domestic issuers. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations; foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the U.S. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the U.S., are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the U.S. Also, some countries may withhold portions of interest, dividends and gains at the source. The Fund may also be unfavorably affected by fluctuations in the relative rates of exchange between the currencies of different nations (i.e., when the currency being exchanged has decreased in value relative to the currency being purchased). There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
An American Depositary Receipt (“ADR”) is a negotiable certificate, usually issued by a U.S. bank, representing ownership of a specific number of shares in a non-U.S. corporation. ADRs are quoted and traded in U.S. dollars in the U.S. securities market. An ADR is sponsored if the original issuing company has selected a single U.S. bank to serve as its U.S. depositary and transfer agent. This relationship requires a deposit agreement which defines the rights and duties of both the issuer and depositary. Companies that sponsor ADRs must also provide their ADR investors with English translations of company information made public in their own domiciled country. Sponsored ADR investors also generally have the same voting rights as ordinary shareholders, barring any unusual circumstances. ADRs which meet these requirements can be listed on U.S. stock exchanges. Unsponsored ADRs are created at the initiative of a broker or bank reacting to demand for a specific foreign stock. The broker or bank purchases the underlying shares and deposits them in a depositary. Unsponsored shares issued after 1983 are not eligible for U.S. stock exchange listings. Furthermore, they do not generally include voting rights.
In addition, the SFT International Bond Fund and SFT T. Rowe Price Value Fund may each invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for ADRs and which are designed for use in the European securities markets. Furthermore, the SFT International Bond Fund may invest in Global Depositary Receipts, which are receipts evidencing an arrangement with a foreign bank similar to that for ADRs and which are designed for use in European and other foreign securities markets. European Depositary Receipts and Global Depositary Receipts are not necessarily denominated in the currency of the underlying security.
EMERGING/DEVELOPING MARKETS. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.
In addition, many of the countries in which the SFT International Bond Fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.

FOREIGN BONDS. The SFT International Bond Fund’s investments in debt instruments include U.S. and foreign government and corporate securities. These debt instruments may include Samurai bonds, Yankee bonds, Eurobonds and Global Bonds in order to gain exposure to investment capital in other countries in a certain currency. A Samurai bond is a yen-denominated bond issued in Tokyo by a non-Japanese company. Eurobonds are generally issued in bearer form, carry a fixed or floating rate of interest, and typically amortize principal through a bullet payment with semiannual interest payments in the currency in which the bond was issued. Yankee bonds are foreign bonds denominated in U.S. dollars and registered with the SEC for sale in the U.S. A Global Bond is a certificate representing the total debt of an issue. Such bonds are created to control the primary market distribution of an issue in compliance with selling restrictions in certain jurisdictions or because definitive bond certificates are not available. A Global Bond is also known as a Global Certificate.
CURRENCY. If the SFT International Bond Fund holds securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of what the Fund owns and its share price. In addition, changes in foreign currency exchange rates will affect the Fund’s income and distributions to shareholders. Some countries in which the Fund may invest also may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain currencies may not be internationally traded. To the extent that the managers intend to hedge currency risk, the Fund’s management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.
The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.
Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Portfolio incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.
The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.
Foreign Currency Transactions
For the purpose of hedging, efficient portfolio management, and/or enhancement of returns, the Funds may, from time to time, enter into currency forward contracts, including currency forwards and cross currency forwards, in addition to the use of other derivative instruments described herein (each of which may result in net short currency exposure). For hedging purposes, such transactions may be effected on non-U.S. dollar denominated instruments owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. The Funds are not limited in their use of forward contracts in connection with direct hedging.

Forward foreign currency contracts and cross currency forward contracts. A currency forward contract is an obligation to purchase or sell a specific currency for another at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A cross currency forward contract is a forward contract to sell a specific foreign currency in exchange for another foreign currency and may be used when the Fund believes that the price of one of those foreign currencies will experience a substantial movement against the other foreign currency. A currency forward contract will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, similar to when the Fund sells a security denominated in one currency and purchases a security denominated in another currency. The Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. A Fund may enter into forward contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract.
For example, the Fund may enter into a forward contract when it owns a security that is denominated in a foreign currency and desires to “lock in” the U.S. dollar value of the security. Thus, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. Similarly, when the Fund is about to purchase a security that is denominated in a foreign currency and the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. The Fund may also purchase and sell forward contracts to generate income or to help gain exposure to a particular currency when the manager anticipates that the foreign currency will appreciate or depreciate in value.
In addition, when the Fund’s manager believes that a foreign currency may experience a substantial movement against another foreign currency the Fund may enter into a forward contract to buy or sell, as appropriate, an amount of the foreign currency either: a) approximating the value of some or all of its portfolio securities denominated in such foreign currency (this investment practice generally is referred to as “cross-hedging”); b) necessary to derive a level of additional income or return that the Fund’s manager seeks to achieve for the Fund; (c) to increase liquidity; or (d) to gain exposure to a currency in a more efficient or less expensive way. The Funds may also engage in “proxy hedging.” Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be linked closely to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated.
Risks. The successful use of these transactions will usually depend on the manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the exchange on which the instruments are traded or a counterparty to the transaction does not perform as promised, including because of the exchange or counterparty’s bankruptcy or insolvency. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.
Although the CFTC does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, the Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.
Loans of Fund Securities
For the purpose of realizing additional income, the Funds may make secured loans of Fund securities amounting to not more than one-third of their respective total assets (which, for purposes of this limitation, will include the value of collateral received in return for securities loaned). Collateral received in connection with securities lending shall not be considered Fund assets, however, for purposes of compliance with any requirement described in the Trust’s prospectus that a Fund invest a specified minimum percentage of its assets in certain types of securities (e.g., securities of small companies). Securities loans are made to broker-dealers or financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent. The collateral received from the borrower will consist of cash, letters of credit or securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Cash collateral will be invested in securities consistent with the Fund’s investment objectives, policies and restrictions and with other securities lending guidelines established by the Trust’s Board of Trustees. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Although the Fund does not expect to pay commissions or other front-end fees (including finders fees) in connection with loans of securities (but in some cases may do so), a portion of the additional income realized will be shared with the Fund’s custodian for arranging and administering such loans. The Fund has a right to call each loan and obtain the securities on five business days’ notice. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote.
The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Fund’s investment adviser or sub-adviser, as the case may be, to be of good standing and to have sufficient financial responsibility, and will not be made unless, in the judgment of the Fund’s investment adviser or sub-adviser, the consideration to be earned from such loans would justify the risk. The creditworthiness of entities to which the Fund makes loans of portfolio securities is monitored by the Fund’s investment adviser or sub-adviser throughout the term of each loan. In addition, the investment of the cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk and other risks that are present in the market, and, as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. This could result in losses incurred by the Fund.
Restricted Securities
“Restricted securities” are securities which were originally sold in private placement transactions and which have not been registered under the Securities Act of 1933 (the “1933 Act”). Restricted securities include securities that may qualify for resale only to certain “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act and commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. Restricted securities may be resold only subject to statutory restrictions. Because of these restrictions, the Fund may not be able to dispose of a block of restricted securities for a substantial period of time or at prices as favorable as those prevailing in the open market should like securities of an unrestricted class of the same issuer be freely traded. The Fund also may be required to bear the expenses of registration of such restricted securities.

At the present time, it is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of the Fund’s illiquidity. Each Fund may invest in restricted securities without limitation, provided however, to the extent certain restricted securities are considered “illiquid investments” pursuant to Rule 22e-4 under the 1940 Act, the Funds are subject to a 15% limit on illiquid investments. This limit on illiquid investments is described further below in the section entitled “Illiquid Investments”.
Illiquid Investments
Rule 22e-4 under the 1940 Act provides that a fund may not acquire an “illiquid investment” if, immediately after the acquisition, the fund would have invested more than 15% of its net assets in illiquid investments that are assets (the “15% Limit”). Rule 22e-4 defines an illiquid investment as an investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board of Trustees has adopted a liquidity risk management policy (the “Liquidity Policy”) on behalf of the Trust which is designed to comply with Rule 22e-4’s requirements, including the 15% Limit.
Pursuant to the Liquidity Policy, the Board has delegated to Securian AM the responsibility for implementing a liquidity risk management program that is reasonably designed to assess and manage the Funds’ liquidity risk. Securian AM has implemented a policy and procedures designed to satisfy Rule 22e-4’s requirements, including, among other specific requirements, the requirements to: (a) periodically review the liquidity risk of the Funds; (b) categorize the Funds’ investments into one of four liquidity classifications defined in Rule 22e-4 at least monthly; (c) prepare a report to the Board on the adequacy and effectiveness of the liquidity program; (d) in the event of a violation of the 15% Limit, notify the Board of the violation and the corrective action plan; and (e) notify the SEC by filing form N-LIQUID if a Fund violates the 15% Rule.
When-Issued Securities and Forward Commitments
The SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Real Estate Securities Fund, and SFT T. Rowe Price Value Fund may each purchase securities offered on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment to purchase by the Fund and settlement, no payment is made for the securities purchased by the Fund and, thus, no interest accrues to the Fund from the transaction.
The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby fixing the purchase price to be paid on the settlement date at an amount below that to which the Fund anticipates the market price of such security to rise and, in the meantime, obtaining the benefit of investing the proceeds of the sale of its portfolio security at currently higher cash yields. Of course, the success of this strategy depends upon the ability of the Fund’s investment adviser or sub-adviser to correctly anticipate increases and decreases in interest rates and prices of securities. If the Fund’s investment adviser or sub-adviser anticipates a rise in interest rates and a decline in prices and, accordingly, the Fund sells securities on a forward commitment basis in order to hedge against falling prices, but in fact interest rates decline and prices rise, the Fund will have lost the opportunity to profit from the price increase. If the investment adviser or sub-adviser anticipates a decline in interest rates and a rise in prices, and, accordingly, the Fund sells a security in its portfolio and purchases the same or a similar security on a when-issued or forward commitment basis in order to enjoy currently high cash yields, but in fact interest rates increase and prices fall, the Fund will have lost the opportunity to profit from investment of the proceeds of the sale of the security at the increased interest rates. The likely effect of this hedging strategy, whether the Fund’s investment adviser or sub-adviser is correct or incorrect in its prediction of interest rate and price movements, is to reduce the chances of large capital gains or losses and thereby reduce the likelihood of wide variations in the Fund’s net asset value.
When-issued securities and forward commitments may be sold prior to the settlement date, but, except for mortgage dollar roll transactions (as discussed below), the Fund enters into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. The Fund may hold a when-issued security or forward commitment until the settlement date, even if the Fund will incur a loss upon settlement. To facilitate transactions in when-issued securities and forward commitments, the Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves (see the more detailed description of the regulatory requirements for segregating assets in connection with such forward commitments that appears above under “Futures Contracts and Options on Futures Contracts — Regulatory Matters”). If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. (At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value.)
The Fund may also enter into such transactions to generate incremental income. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable or unwilling to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to “roll over” its purchase commitment, the Fund may receive a negotiated fee. These transactions, referred to as “mortgage dollar rolls,” are entered into without the intention of actually acquiring securities. For a description of mortgage dollar rolls and the Funds that may invest in such transactions, see “Mortgage Dollar Rolls” below.
The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The Fund’s purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares. No more than 30% of the value of such Fund’s total assets will be committed to when-issued or forward commitment transactions, and of such 30%, no more than two-thirds (i.e., 20% of its total assets) may be invested in mortgage dollar rolls.
Mortgage Dollar Rolls
In connection with its ability to purchase securities on a when-issued or forward commitment basis, the SFT Balanced Stabilization Fund, SFT Core Bond Fund, SFT Equity Stabilization Fund, SFT International Bond Fund, and SFT T. Rowe Price Value Fund may each enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Fund gives up the right to receive principal and interest paid on the securities sold.

However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the ability of the Fund’s investment adviser or sub-adviser, as the case may be, to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In addition, the use of mortgage dollar rolls by the Fund while remaining substantially fully invested increases the amount of the Fund’s assets that are subject to market risk to an amount that is greater than the Fund’s net asset value, which could result in increased volatility of the price of the Fund’s shares.
For financial reporting and tax purposes, mortgage dollar rolls are considered as two separate transactions: one involving the sale of a security and a separate transaction involving a purchase. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a “financing” rather than as a separate sale and purchase transactions.
Real Estate Investment Trust Securities
The SFT Real Estate Securities Fund, SFT Index 400 Mid-Cap Fund, SFT Index 500 Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund may each invest in real estate investment trust securities (“REIT”). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets certain requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. In order to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, and gains from sale of real estate assets), 75% of its assets must be in real estate, mortgages or REIT stock, and must distribute to shareholders annually 90% or more of its otherwise taxable income.
REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITS. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. A mortgage REIT invests primarily in mortgages on real estate, and derives primarily from interest payments received on credit it has granted. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs. It is anticipated, although not required, that under normal circumstances, a majority of the Fund’s investments in REITS will consist of equity REITs.
Repurchase Agreements
Each of the Funds may enter into repurchase agreements. Repurchase agreements are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, if permitted by law or regulation and if the Board of Trustees of the Trust has evaluated its creditworthiness through adoption of standards of review or otherwise, a securities dealer) to repurchase the security at an agreed upon price and date. The creditworthiness of entities with whom the Fund enters into repurchase agreements is monitored by the Fund’s investment adviser or sub-adviser throughout the term of the repurchase agreement. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash. The Fund’s custodian, or a duly appointed subcustodian, holds the securities underlying any repurchase agreement in a segregated account or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement is determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund promptly receives additional collateral, so that the total collateral is in an amount at least equal to the repurchase price plus accrued interest. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the United States Government, the obligation of the seller is not guaranteed by the United States Government. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. The SFT Government Money Market Fund may only enter into repurchase agreements if they are fully collateralized by cash or government securities.
Reverse Repurchase Agreements
The SFT International Bond Fund and SFT T. Rowe Price Value Fund may each also enter into reverse repurchase agreements. Reverse repurchase agreements are the counterparts of repurchase agreements, by which the Fund sells a security and agrees to repurchase the security from the buyer at an agreed upon price and future date. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements may be considered a form of borrowing by the Fund from the buyer, collateralized by the security. The Fund uses the proceeds of a reverse repurchase agreement to purchase other money market securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund utilizes reverse repurchase agreements when the interest income to be earned from investment of the proceeds of the reverse repurchase transaction exceeds the interest expense of the transaction.
The use of reverse repurchase agreements by the Fund allows it to leverage its portfolio. While leveraging offers the potential for increased yield, it magnifies the risks associated with the Fund’s investments and reduces the stability of the Fund’s net asset value per share. To limit this risk, the Fund will not enter into a reverse repurchase agreement if all such transactions, together with any money borrowed, exceed 5% of the Fund’s net assets. In addition, when entering into reverse repurchase agreements, the Fund will deposit and maintain in a segregated account with its custodian liquid assets, such as cash or cash equivalents and other appropriate short-term securities and high grade debt obligations, in an amount equal to the repurchase price (which shall include the interest expense of the transaction).
Rule 18f-4, which becomes fully effective in 2022 as described above, will permit a Fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings or as “derivatives transactions” subject to risk-based limits of Rule 18f-4, and would not require a Fund to maintain segregated assets to meet its asset coverage requirements.
Warrants
The SFT Core Bond Fund, SFT International Bond Fund, SFT Real Estate Securities Fund and SFT T. Rowe Price Value Fund may each invest in warrants. Warrants are instruments that allow investors to purchase underlying shares at a specified price (exercise price) at a given future date. The market price of a warrant is determined by market participants by the addition of two distinct components: (1) the price of the underlying shares less the warrant’s exercise price, and (2) the warrant’s premium that is attributed to volatility and leveraging power. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.
It is not expected that the SFT Core Bond Fund or SFT International Bond Fund will invest in common stocks or equity securities other than warrants, but it may retain for reasonable periods of time up to 5% of their respective total assets in common stocks acquired upon conversion of debt securities or preferred stocks or upon exercise of warrants.
Securities of Other Investment Companies
As permitted by the 1940 Act, and except as otherwise described below, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund’s total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. A Fund may invest in securities of another investment company without regard to the foregoing limitations, provided the Fund complies with the SEC’s regulations for fund of fund arrangements. A Fund (the “acquiring fund”) may invest in securities of other investment companies (the “acquired funds”) without regard to the foregoing limitations where the acquiring fund and the acquired funds are all part of the same “group of investment companies” as defined in the 1940 Act. The SFT Balanced Stabilization Fund will invest in shares of the SFT Index 500 Fund, securities and financial instruments to the extent permitted under the 1940 Act. The SFT Equity Stabilization Fund will invest in shares of certain ETFs in excess of the foregoing limitations to the extent permitted by the SEC.
In October 2020, the SEC adopted a new rule that will impact the ability of a Fund to invest in or remain invested in other investment companies. The SEC adopted rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) to create a regulatory framework that allows acquiring funds to invest in the securities of acquired funds in excess of the limitations described above subject to certain limitations and conditions. Rule 12d1-4 also provides that prior to acquiring securities of acquired fund that exceed the limitations described above, an acquiring fund must enter into a fund of funds agreement with the acquired fund as outlined in Rule 12d1-4. Funds that intend to purchase other investment companies in excess of the foregoing limitations must comply with Rule 12d1-4 by January 19, 2022. A Fund investment in another investment company may also be limited by other diversification requirements under the 1940 Act and the Internal Revenue Code. The SFT Government Money Market Fund may invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the SEC.
As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.
Exchange Traded Funds. The Funds may invest in investment companies in the form of various ETFs, subject to the Fund’s investment objectives, policies and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.
ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.

Closed-End Investment Companies. To encourage indirect foreign investment in their capital markets, some countries, including South Korea, Chile and India, have permitted the creation of closed-end investment companies. Pursuant to the restrictions stated above, shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a Fund acquires shares of closed-end investment companies, shareholders would bear both their proportionate share of expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment company.
Short Sales
The Funds will not make short sales of securities, except that each Fund may sell securities “short against the box”; provided that each Fund will not at the time of any short sales aggregate in total sales price more than 10% of its total assets. Whereas a short sale is the sale of a security the Fund does not own, a short sale is “against the box” if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short. Short sales against the box are typically used by sophisticated investors to defer recognition of capital gains or losses. The Funds have no present intention to sell securities short in this fashion. Each Fund may also make short sales as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes.
Defensive Purposes
Each Fund other than the SFT Government Money Market Fund may invest up to 20% of its respective net assets in cash or cash items. In addition, for temporary or defensive purposes, a Fund may invest in cash or cash items without limitation. The “cash items” in which a Fund may invest for temporary or defensive purposes, include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); unaffiliated or affiliated money market funds and investment companies (to the extent allowed by the 1940 Act or exemptions granted thereunder and the Fund’s fundamental investment policies and restrictions); and other similar high-quality short-term United States dollar-denominated obligations.
Investment Restrictions
The Trust has adopted the following restrictions relating to the investment of the assets of the Funds.
Each Fund is subject to certain “fundamental” investment restrictions which may not be changed without the affirmative vote of a majority of the outstanding voting securities of each Fund affected by the change. With respect to the submission of a change in an investment restriction to the holders of the Trust’s outstanding voting securities, such matter shall be deemed to have been effectively acted upon with respect to a particular Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust. For this purpose and under the Investment Company Act of 1940 (the “1940 Act”), a majority of the outstanding voting shares of each Fund means the lesser of (i) 67% of the voting shares represented at a meeting which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares. An investment restriction which is not fundamental may be changed by a vote of the Board of Trustees without further shareholder approval. Except as otherwise noted, each of the investment restrictions below is fundamental.
Fundamental Restrictions
1.	The Funds will not borrow money or issue senior securities except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
2.	The Funds will not concentrate their investments in a particular industry, except that:
(a)	with respect to the SFT Government Money Market Fund, this limitation does not apply to investments in domestic banks;[1]
(b)	under normal market conditions, the SFT Real Estate Securities Fund will concentrate its investments in the real estate or real estate related industry. The SFT Real Estate Fund will not concentrate its investments in any other particular industry;
(c)	The SFT Index 500 Fund may concentrate its investments in a particular industry if the S&P 500® Index is so concentrated; and
(d)	The SFT Index 400 Mid-Cap Fund may concentrate its investments in a particular industry if the S&P 400® Mid-Cap Index is so concentrated.
(e)	The SFT Equity Stabilization Fund may indirectly concentrate its investments in a particular industry if one or more ETFs in which the Fund invests is/are so concentrated.
For purposes of this limitation, the U.S. government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
3.	The Funds will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate investments therein or in securities of companies that deal in real estate or mortgages.
4.	The Funds will not purchase physical commodities or contracts relating to physical commodities.
5.	The Funds may not make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.
6.	The Funds may not act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the disposition of Fund securities.
1  Despite the Fund’s ability, pursuant to this provision, to concentrate its investments in domestic banks, the Fund will invest its assets in accordance with SEC rules governing ‘government’ money market funds which limit the Fund’s investment in assets other than cash, government securities and/or certain repurchase agreements to no more than 0.5% of its assets.

Current 1940 Act Limitations on Borrowing Money and Senior Securities, Industry Concentration, and Making Loans
The following is a summary of current 1940 Act limitations relating to the Trust’s fundamental investment restrictions number 1, number 2 and number 5, above:
Borrowing Money and Senior Securities. A ‘senior security’ is any bond, debenture, note or similar obligation constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the 1940 Act a Fund may generally not issue a senior security, except that a Fund may borrow from a bank; provided that immediately after such borrowing there is an asset coverage of at least 300 percent for all such borrowings by such Fund. ‘Asset coverage’ means generally the ratio which the value of the total assets of a Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of such Fund.
Industry Concentration. Under the 1940 Act as interpreted by the SEC, concentrating investments in a particular industry means investing more than 25 percent of a Fund’s assets in such industry.
Making Loans. Under the 1940 Act, a Fund may not lend money or property to any person if (i) the investment policies of such Fund as disclosed in its registration statement do not permit such a loan; or (ii) such person controls or is under common control with such Fund. Consistent with this limitation, the Funds may make loans of Fund portfolio securities as disclosed on page 39 above under the caption “Loans of Fund Securities.”
Non-Fundamental Restrictions
The Trust has adopted a number of non-fundamental policies which appear below.
1.	The Funds will not acquire any new securities while borrowings, including borrowings through reverse repurchase agreements, exceed 5% of total assets.
2.	The Funds will use futures contracts and options on futures contracts only (a) for “bona fide hedging purposes” (as defined in regulations of the CFTC) or (b) for other purposes so long as the aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the Fund.
3.	The Funds may mortgage, pledge or hypothecate their assets only to secure permitted borrowings. Collateral arrangements with respect to futures contracts, options thereon and certain options transactions are not considered pledges for purposes of this limitation.
4.	The Funds may not make short sales of securities, except that this policy does not prevent a Fund from making short sales “against the box” or as otherwise permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdictions, including entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, consistent with the Fund’s investment objectives and policies or other risk or volatility management purposes (which may also have the effect of either lengthening or shortening the average duration of its portfolio of fixed income and other debt securities).
5.	The Funds may not purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of securities transactions and it may make margin deposits in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

6.	The Funds will not invest more than 15% of their net assets in illiquid securities.[2]
7.	The total market value of securities against which a Fund may write call or put options will not exceed 20% of the Funds’ total assets. In addition, a Fund will not commit more than 5% of its total assets to premiums when purchasing put or call options.
8.	The SFT Index 500 Fund may not invest in shares of other investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940.
If a percentage restriction described above or in the Trust’s Prospectus is adhered to at the time of an investment, a later increase or decrease in the investment’s percentage of the value of a Fund’s total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. For purposes of determining an industry “classification” for a particular security and calculating industry concentration percentages, the Trust will generally use the Standard Industry Classification (“SIC”) Code assigned to such security by Bloomberg LP. However, the Trust’s investment adviser may, in its discretion, override such SIC Code for a specific security when the adviser determines, based on the characteristics of such security and its issuer, that a different industry classification is more appropriate.
Additional Restrictions
The SFT Government Money Market Fund is subject to the investment restrictions of SEC Rule 2a-7 (the “Rule”) under the Investment Company Act of 1940, as amended. The Fund’s investments will comply with the Rule’s requirements governing the type, quality, maturity and diversification of securities held by a ‘government money market fund’, as defined in the Rule. Prior to April 29, 2016 the Fund operated as a general money market fund and invested its assets in a variety of money market securities, including commercial paper, other domestic corporate obligations, and securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. Effective April 29, 2016, however, the Fund changed its name and converted to a government money market fund.
Pursuant to the Rule’s requirements for government money market funds, the Fund will invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). For this purpose, a “government security” is a security issued or guaranteed as to principal and interest by:
•	the U.S. government; or
•	a person controlled or supervised by, and acting as an instrumentality of, the U.S. government pursuant to authority granted by the U.S. Congress.
U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the “full faith and credit” of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the issuer or instrumentality.
The Fund may also invest a portion of its assets in shares of other money market funds, but only if such funds qualify as ‘government’ money market funds under applicable rules of the SEC.
The Fund invests only in U.S. dollar-denominated securities that mature in 397 calendar days or less from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 60 days and the dollar-weighted average life to maturity of the Fund may not exceed 120 days.
2  Pursuant to SEC rules governing ‘government’ money market funds, the SFT Government Money Market Fund will not invest more than 0.5% of its assets in illiquid securities.

In addition, the Funds are subject to and will comply with all other applicable restrictions in the Investment Company Act of 1940, the Internal Revenue Code, as amended, and regulations adopted thereunder.
Portfolio Turnover
Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including short-term securities. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.
Each Fund has a different expected annual rate of portfolio turnover. A high rate of turnover in a Fund generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year and within a particular year and may also be affected by cash requirements for redemptions of each Fund’s shares and by requirements which enable the Trust to receive favorable tax treatment. The portfolio turnover rates associated with each Fund will, of course, be affected by the level of purchases and redemptions of shares of each Fund. However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if in the opinion of Securian AM or a Fund’s sub-adviser such a sale is advisable.
The SFT Government Money Market Fund, consistent with its investment objective, will attempt to maximize yield through trading. This may involve selling instruments and purchasing different instruments to take advantage of disparities of yields in different investment opportunities available to the Fund. Since the Fund’s assets will be invested in securities with short maturities and the Fund will manage its assets as described above, the Fund’s holdings of money market instruments will turn over several times a year. However, this does not generally increase the Fund’s brokerage costs, since brokerage commissions as such are not usually paid in connection with the purchase or sale of the instruments in which the Fund invests since such securities will be purchased on a net basis.
For each of the last three calendar years, the portfolio turnover rates for the various Funds were as follows:
	Portfolio Turnover Rate
Fund	2020	2019	2018
SFT Balanced Stabilization Fund	-	1.2%	2.2%
SFT Core Bond Fund	93.0	130.4	151.1
SFT Equity Stabilization Fund	20.1	-	-
SFT Government Money Market Fund	N/A	N/A	N/A
SFT Index 400 Mid-Cap Fund	14.4	15.1	14.6
SFT Index 500 Fund	3.3	2.6	2.4
SFT International Bond Fund	62.1	23.4	20.4
SFT Ivysm Growth Fund	28.9	29.9	42.3
SFT Ivysm Small Cap Growth Fund	53.6	43.3	53.1
SFT Real Estate Securities Fund	74.9	55.5	70.0
SFT T. Rowe Price Value Fund	113.2	131.1	140.0
SFT Wellington Core Equity Fund	23.0	14.9	21.6
Trustees and Executive Officers
Trustee Duties and Responsibilities. The duties and responsibilities of the Trust’s trustees flow principally from Delaware law (as the Trust is organized as a Delaware statutory trust) and from the Investment Company Act of 1940, as amended (the “Investment Company Act”), as the Trust is registered pursuant to the Investment Company Act as an open-end management investment company. Under such laws, the Trust’s trustees have myriad duties and responsibilities, including without limitation: the election of Trust officers; the appointment and oversight of key Trust service providers, including the Trust’s investment adviser (and, if applicable, sub-advisers), principal underwriter, administrators, custodians, auditors and legal counsel; the annual review and reapproval of the Trust’s investment advisory and underwriting agreements, as well as other agreements with Trust affiliates and the Trust’s Rule 12b-1 plan of distribution; and oversight over the management of the Trust (including risk oversight), as conducted primarily by the Trust’s investment adviser, Securian AM.
Embedded within the foregoing is the Board of Trustees’ ongoing role in overseeing the management of investment (including counterparty), compliance, operational, enterprise and other risks to which the Trust is exposed. There are four regularly scheduled Board of Trustees meetings and three regularly scheduled Audit Committee meetings held each year. Over the course of each year, the Board of Trustees and Audit Committee endeavor to receive reports on the key risks affecting the Trust and the programs, functions, and systems designed to manage such risks. Moreover, as more fully set forth below, the Trust’s Board of Trustees has been constituted with persons of diverse backgrounds but with a collective ability to understand the Trust’s risk environment and to oversee the risk management function.
At each regularly scheduled meeting of the Board of Trustees, the investment performance of each Fund is reviewed against peer and market data. In addition, each portfolio manager meets in person with the Board of Trustees at least annually to discuss in detail the manner in which the Fund is managed, the makeup of the Fund, the environment in which the Fund operates and the risks to which the Fund is subject. In addition, the Board of Trustees meets with representatives of Brandywine Global, IICO, T. Rowe Price, and Wellington Management, the sub-advisers to the Funds.
A foundational responsibility of the Trust’s Chief Compliance Officer (“CCO”) is the identification of various key risks to which the Trust is subject and the development and implementation of policies and procedures reasonably designed to mitigate such risks. The CCO reports directly to the Trust’s Board of Trustees, and meets with the Board (in both open and executive session) at each quarterly board meeting. The Board of Trustees approved the Trust’s and Securian AM’s compliance programs (as well as the compliance programs of Brandywine Global, the sub-adviser for the SFT International Bond Fund, and of the Trust’s distributor and administrator), reviews with the CCO regarding the ongoing implementation and administration of the compliance function, and oversees the CCO’s annual review and evaluation of the compliance program. The CCO also attends each meeting of the Trust’s Audit Committee at which compliance issues within the Audit Committee’s purview are reviewed and addressed. There is an executive session with the CCO at each such meeting.
At each semi-annual meeting of the Trust’s Audit Committee, the Audit Committee meets with the Chief Internal Auditor of Minnesota Mutual Companies, Inc. (“MMC”) and its affiliates. The Chief Internal Auditor reports to the Audit Committee of MMC, the ultimate parent company of Securian AM, and is charged with conducting both planned and special (unplanned) audits of various important accounting and operational areas of Securian AM and its affiliates (including many key roles and functions impacting the Fund). The Trust’s Audit Committee receives a report from the Chief Internal Auditor of all internal audits conducted, and such individual meets in executive session with the Audit Committee at regularly scheduled meetings.
Board and Committee Structure. Currently, the Trust’s Board of Trustees is comprised of four persons. One of such trustees is an “interested person” (within the meaning of the Investment Company Act) of the Trust. The other three trustees are considered independent (an “Independent Trustee”) because he or she is not an interested person of the Trust, has never served as an employee or officer of Securian AM or of companies affiliated with Securian AM, including Minnesota Life, and does not have a financial interest in Securian AM, Minnesota Life or their other affiliates. The Board has four regularly scheduled meetings per year.
There are two committees of the Board of Trustees — an Audit Committee and a Governance Committee. Each such committee is comprised of the three Independent Trustees. Each committee meeting is chaired by a trustee, and the chair position rotates among the three committee members on a meeting by meeting basis. The Audit Committee currently has two regularly scheduled meetings per year, and the Governance Committee (which inter alia is responsible for trustee nominations and trustee and board self-assessments) has one regularly scheduled meeting per year. The Board and each committee also meet (in person or telephonically) from time to time on an ad hoc basis if matters requiring Board or committee input arise and require action between regularly scheduled meetings. The Audit Committee met three times, and the Governance Committee met one time, during the fiscal year ended December 31, 2020.
The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee Charter, has as its purposes (a) to oversee the accounting and financial reporting processes of the Trust and each of its Funds and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee, or, as appropriate, assist Board oversight of, the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (e) to act as a liaison between the Trust’s independent auditors and the full Board; and (f) to assist the Board in its oversight of the internal audit functions of Securian AM, Minnesota Life and its affiliates as such functions relate to the Trust (as described above).
The Governance Committee, which operates in accordance with a separate Governance Committee Charter approved by the Board of Trustees, selects and recommends to the Board of Trustees individuals for nomination as Independent Trustees, annually reviews the independence of the Independent Trustees, reviews the composition of the Board of Trustees, the Board’s committee structure and each Committee’s Charter, develops proposals regarding trustee education, reviews trustee compensation and expenses, and at least annually conducts a self-assessment of the adequacy, effectiveness and adherence to industry “best practices” of the Trust’s governance structures and practices. The names of potential Independent Trustee candidates are drawn from a number of sources, including recommendations from management of Securian AM. Inasmuch as the Trust does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the Governance Committee does not at present consider nominees recommended by shareholders.
Trustee Selection and Qualifications. The Trust’s Board of Trustees has adopted and adheres to Guidelines Regarding the Responsibilities, Structure and Standards of the Board of Trustees of Securian Funds Trust (the “Trustee Guidelines”). The Guidelines provide that the Trust’s Board shall be comprised in such a manner that (i) there are at least three Independent Trustees and (ii) the ratio of Independent Trustees to total trustees complies with the requirements of the Investment Company Act and industry best practices, as determined and applied to the Trust’s from time to time by the Governance Committee of the Board.
The selection and nomination of new Independent Trustees (when vacancies occur) is solely within the discretion of the then existing Independent Trustees. The Guidelines further provide that Independent Trustees should be selected from a diverse group of experiences and backgrounds, and such selections should seek to ensure the Board’s ability to perform its duties under the Investment Company Act and Delaware law, and also promote and preserve the reputation and diversity of the Board. New Board members should have an excellent standing in the community and a style consistent with the Board environment.
The Guidelines further provide that each Independent Trustee nominee should be literate in business and financial matters as they may relate to investment companies. Additionally, if practicable, the Board should endeavor to have among its Independent Trustees at least one person that has the credentials to enable him or her to be designated as the “Audit Committee Financial Expert”.

Current Trustees and Executive Officers. Set forth in the following table are the names and certain biographical information on each current Trust trustee and certain Trust officers. Only executive officers and other officers who perform policy-making functions with the Trust are listed. None of the trustees is a director or trustee of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Trust. Each trustee oversees all twelve Funds in the Trust and serves for an indefinite term, until his or her resignation, death or removal.
Name, Address[1] and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Independent Trustees
Julie K. Getchell Age 66	Trustee since October 21, 2011	Retired; Senior Financial Consultant Cargill, 2009 to 2012; Chief Financial Officer, LaCrosse Global Fund Services, 2007 to 2009; Senior Managing Director, Black River Asset Management, 2005 to 2007; Consultant, Black River Asset Management, 2004 to 2005; Chief Financial Officer, Prestige Resorts & Destinations, 2001 to 2003; Chief Operating Officer, Insight Investment Management, Inc., 1996 to 2000; Chief Financial Officer, Insight Investment Management, Inc., 1991 to 1996; Chartered Financial Analyst; CPA - inactive
Linda L. Henderson Age 71	Trustee since January 25, 2007	Retired: Professional Advisor, Carlson School of Management, working with faculty and MBA students managing Carlson Growth Fund; Semi-retirement, 2004 to 2007; RBC Wealth Management,(formerly Dain Bosworth and Dain Rauscher) 1985 to 2004; Director of Fixed Income Research and Strategies 2000 to 2004; Director of Retail Fixed Income, 1996 to 2000; Director of Financial Services, 1994 to 1996; Manager of Investment Group, 1992 to 1994; Consultant, Investment Management Group, 1991 to 1992; Investment Executive, 1985 to 1991; Assistant Professor of Business Administration/Finance, University of Wisconsin-River Falls, 1980 to 1985; Chartered Financial Analyst
William C. Melton Age 73	Trustee since April 25, 2002	Retired; member, State of Minnesota Council of Economic Advisors from 1988 to 1994 and again from 2010 to the present; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Name, Address[1] and Age	Position with Trust and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years
Interested Trustee
David M. Kuplic Age 63	Trustee since October 27, 2016	President and Director, Securian Asset Management, Inc. since November 2017; Executive Vice President and Director, Securian Asset Management, Inc. from July 2007 to November 2017; Senior Vice President, Securian Financial Group, Inc. since June 2007; Senior Vice President, Minnesota Life Insurance Company since June 2007; Senior Vice President, Securian Life Insurance Company since June 2007
Other Executive Officers[3]
David M. Kuplic Age 63	President since July 28, 2011	President and Director, Securian Asset Management, Inc. since November 2017; Executive Vice President and Director, Securian Asset Management, Inc. from July 2007 to November 2017; Senior Vice President, Securian Financial Group, Inc. since June 2007; Senior Vice President, Minnesota Life Insurance Company since June 2007; Senior Vice President, Securian Life Insurance Company since June 2007
Gary M. Kleist Age 61	Vice President and Treasurer since July 24, 2003	Senior Vice President – Chief Financial Officer and Chief Operations Officer, Securian Asset Management, Inc. since January 2020; Financial Vice President, Chief of Operations and Director from 1997 to January 2020; Second Vice President, Minnesota Life Insurance Company since February 2000; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007
Christopher B. Owens Age 43	Vice President since January 30, 2020	Second Vice President – Retail Life and Annuity Sales, Securian Financial Group, Inc. since June 2018; National Sales Vice President – Retail Life and Annuity Sales, Securian Financial Group, Inc. from October 2011 to June 2018
Paul Jason Thibodeaux Age 41	Secretary since March 31, 2021	Senior Investment Counsel, Securian Asset Management, Inc. since January 2018; Attorney, Gray Plant Mooty (n/k/a Lathrop GPM, LLP) 2014 to 2018
(1)	Unless otherwise noted, the address of each trustee and officer is the address of the Trust: 400 Robert Street North, St. Paul, Minnesota 55101.
(2)	Dates reflect when the person became a director or officer of Advantus Series Fund, the predecessor to the Trust.

(3)	Although not a ‘corporate’ officer of the Trust, Michael T. Steinert, born in 1975, has served as the Trust’s Chief Compliance Officer since August 2017. Mr. Steinert is also Senior Vice President and Chief Compliance Officer, Securian Asset Management, Inc.
Each of the current members of the Trust’s Board of Trustees was nominated by the Trust’s Governance Committee pursuant to the Guidelines. In addition to having an excellent reputation in the community, each is literate in business and financial matters as they relate to investment companies but in different ways that contribute to the board’s diversity and strength.
Ms. Getchell’s professional experience with financial and investment matters, including as the Chief Financial Officer of several financial firms and with some of the largest asset management firms in the United States, enables her to provide valuable insight and experience regarding both internal and external issues facing mutual funds and their managers. Her experiences also allow her to serve as the Trust’s designated Audit Committee Financial Expert.
Ms. Henderson’s professional and academic experience with fixed income securities provides perspective to the Board’s role in overseeing the Trust’s investment portfolios, many of which focus on fixed income securities.
Dr. Melton’s background as an economist, including as the Chief Economist for one of the largest asset management firms in the United States and in various other economic consulting capacities, provides valuable insight and experience regarding both internal and external issues facing mutual funds and their managers.
Mr. Kuplic’s investment management experience, including in the roles of President and Director of Securian AM, since November 2017, Executive Vice President and Director of Securian AM, from July 2007 to November 2017, and President of Securian Funds Trust, since July of 2011, has given him intimate familiarity with the Trust, its Funds, and their operations and enables him to provide valuable perspective on investment management and fund administration.
Share Ownership. The Trustees beneficially owned shares in Securian Funds Trust in the following dollar ranges as of December 31, 2020:
	Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Each Fund*
Independent Trustees
Julie K. Getchell		$10,001-$50,000
SFT Ivysm Growth	$1-$10,000
SFT Ivysm Small Cap Growth	$1-$10,000
All Other Funds	None
Linda L. Henderson		None
All Funds	None
William C. Melton		$100,001-$500,000
SFT Index 400 Mid-Cap	$100,001-$500,000
SFT Index 500	$100,001-$500,000
All Other Funds	None

	Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Each Fund*
Interested Trustee
David M. Kuplic		$100,001-$500,000
SFT Balanced Stabilization	$50,001-$100,000
SFT Core Bond	$1-$10,000
SFT Equity Stabilization	$50,001-$100,000
SFT Index 500	$50,001-$100,000
SFT Real Estate Securities	$10,001-$50,000
All Other Funds	None
*  The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Trustees who own Contracts issued by those companies are the beneficial owners of the shares of the Trust attributable to such Contracts.
Compensation and Fees. No compensation is paid by the Trust to any of its officers or trustees who is currently affiliated with Securian AM. The Trust does, however, pay compensation to its Chief Compliance Officer, who is not a corporate officer of the Trust but is affiliated with Securian AM. Trustees who are not currently affiliated with Securian AM receive compensation in connection with the Trust as follows:
Annual Retainer	$60,000
Fee per in-person or 2 hour or longer telephonic board meeting	4,500
Fee per in-person or 2 hour or longer telephonic committee meeting	2,000*
Fee per telephonic board or committee meeting if less than 2 hours in duration	1,000
* No separate fee will be paid for committee meetings of 30 minutes or less that are adjacent to an in-person board meeting.
During the fiscal year ended December 31, 2020, each Trustee was compensated by Securian Funds Trust in accordance with the following table:
	Aggregate Compensation from Securian Funds Trust	Pension or Retirement Benefits Accrued as Part of Securian Funds Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Securian Funds Trust and other Funds in Same Complex Paid to Trustees
Independent Trustees
Julie K. Getchell	$85,000	n/a	n/a	n/a
Linda L. Henderson	$85,000	n/a	n/a	n/a
William C. Melton	$85,000	n/a	n/a	n/a
Interested Trustees
David M. Kuplic(1)	n/a	n/a	n/a	n/a
(1)	Because David M. Kuplic is currently an officer of Securian AM he will not receive compensation directly from the Trust for his service as a trustee.

Investment Advisory and Other Services
General
Securian AM, or its predecessor, Advantus Capital Management, Inc., has been the investment adviser and manager of the Trust and SFT Core Bond Fund, SFT Government Money Market Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Index 400 Mid-Cap Fund and SFT Real Estate Securities Fund since May 1, 1997, the SFT Balanced Stabilization Fund since May 1, 2013, the SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund Since May 1, 2014, and the SFT Equity Stabilization Fund since November 18, 2015. Securian Financial Services, Inc. (“Securian Financial”) acts as the Trust’s underwriter. Both Securian AM and Securian Financial act as such pursuant to written agreements that will be periodically considered for approval by the trustees or shareholders of the Trust. The address of both Securian AM and Securian Financial is 400 Robert Street North, St. Paul, Minnesota 55101.
The Trust and Securian AM have obtained an exemptive order from the SEC allowing them, upon approval of Fund shareholders, to use a “manager of managers” strategy related to the management of the Trust. The shareholders of each Fund have approved the use of the exemptive order. Under the manager of managers strategy, Securian AM may select new Fund sub-advisers upon the approval of the Trust’s Board of Trustees but without shareholder approval. Securian AM may also change the terms of any investment sub-advisory agreement or continue to employ an investment sub-adviser after termination of an investment sub-advisory agreement. Investors will be notified of any sub-adviser changes.
Securian AM is responsible for overseeing sub-advisers and for recommending their hiring, termination and replacement. Securian AM retains ultimate responsibility for the investment performance of each Fund employing a sub-adviser. Investors in the Trust (purchasers of variable life insurance policies and variable annuity contracts issued by Minnesota Life, or other insurance companies to which the Trust has sold its shares) are, in effect, electing to have Securian AM either manage the investment of a Fund’s assets or select one or more sub-advisers to achieve the Fund’s investment objective.
Pursuant to separate investment sub-advisory agreements, the SFT International Bond, SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds are managed by the following investment sub-advisers:
Fund	Investment Sub-Adviser
SFT International Bond	Brandywine Global Investment Management, LLC
SFT Ivysm Growth	Ivy Investment Management Company
SFT Ivysm Small Cap Growth	Ivy Investment Management Company
SFT T. Rowe Price Value	T. Rowe Price Associates, Inc.
SFT Wellington Core Equity	Wellington Management Company LLP
In each case, the investment sub-adviser has been retained to provide investment advice and, in general, to conduct the management investment program for the respective Fund, subject to the general control of the Board of Trustees of the Trust.
Control and Management of Securian AM and Securian Financial
Securian AM was incorporated in Minnesota in June 1994, and is an affiliate of Minnesota Life. Effective October 1, 1998, The Minnesota Mutual Life Insurance Company reorganized by forming a mutual insurance holding company named “Minnesota Mutual Companies, Inc.” The Minnesota Mutual Life Insurance Company continued its corporate existence following conversion to a Minnesota stock life insurance company named “Minnesota Life Insurance Company”. All of the shares of the voting stock of Minnesota Life are owned by a second tier intermediate stock holding company named “Securian Financial Group, Inc.”, which in turn is a wholly-owned subsidiary of a first tier intermediate stock holding company named “Securian Holding Company”, which in turn is a wholly-owned subsidiary of the ultimate parent, Minnesota Mutual Companies, Inc. Securian AM and Securian Financial are also wholly-owned subsidiaries of Securian Financial Group, Inc.
David M. Kuplic, President of the Trust, is President and Director of Securian AM. Gary M. Kleist, Vice President and Treasurer of the Trust, is Senior Vice President, Chief Financial Officer and Chief of Operations of Securian AM. Michael T. Steinert, Chief Compliance Officer of the Trust, is Senior Vice President and Chief Compliance Officer of Securian AM.
The Trust’s Investment Advisory Agreement with Securian AM
Securian AM acts as investment adviser and manager of the SFT Core Bond Fund, SFT Government Money Market Fund, SFT Index 500 Fund, SFT International Bond Fund, SFT Index 400 Mid-Cap Fund and SFT Real Estate Securities Fund under an Investment Advisory Agreement dated May 1, 2012; and, with respect to the SFT Balanced Stabilization Fund, an amendment to such Agreement effective May 1, 2013; and, with respect to the SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds, an amendment to such Agreement effective May 1, 2014; and, with respect to the SFT Equity Stabilization Fund, an amendment to such Agreement effective November 18, 2015. At a special meeting of shareholders held October 21, 2011, a Reorganization Agreement was approved pursuant to which each portfolio of Advantus Series Fund was reorganized into a separate Fund of the Trust effective May 1, 2012. The effect of shareholders approving the Reorganization was that they also approved a new Investment Advisory Agreement with Securian AM (which was substantially identical to the prior Investment Advisory Agreement). The Investment Advisory Agreement was approved by the initial shareholder of the SFT Balanced Stabilization Fund on January 31, 2013, by the initial shareholder of each of the SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds on April 22, 2014, and by the initial shareholder of the SFT Equity Stabilization Fund on October 8, 2015. The Investment Advisory Agreement was last approved by the Board of Trustees of the Trust (including a majority of the trustees who are not parties to the contract, or interested persons of any such party) on January 28, 2021. Prior to May 1, 1997, the Advantus Series Fund obtained advisory services from MIMLIC Asset Management Company, formerly the parent company of Securian AM. Securian AM commenced its business in June 1994.
The Investment Advisory Agreement will terminate automatically in the event of assignment. In addition, the Investment Advisory Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust or by vote of a majority of the Trust’s outstanding voting securities on 60 days’ written notice to Securian AM, and by Securian AM on 60 days’ written notice to the Trust. Unless sooner terminated, the Investment Advisory Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the trustees who are not interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of the Investment Advisory Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of the class of capital stock of that Fund votes to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of the Trust.
The Investment Advisory Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust and by the vote of a majority of the trustees of the Trust who are not interested persons of any party to the Investment Advisory Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of the Trust.

The Trust’s Investment Advisory Fees
Pursuant to the investment advisory agreement, each Fund pays Securian AM an advisory fee equal on an annual basis to a percentage of the Fund’s average daily net assets as set forth in the following table, effective May 1, 2021:
Fund	Advisory Fee (as a percentage of average daily net assets)
SFT Balanced Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Core Bond Fund	0.40% of assets to $750 million; and 0.35% of assets exceeding $750 million
SFT Equity Stabilization Fund	0.55% of assets to $750 million; and 0.50% of assets exceeding $750 million
SFT Government Money Market Fund	0.25% of assets to $750 million; and 0.20% of assets exceeding $750 million
SFT Index 400 Mid-Cap Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion
SFT Index 500 Fund	0.15% of assets to $1 billion; and 0.10% of assets exceeding $1 billion
SFT International Bond Fund	0.60% of assets to $300 million; and 0.575% of next $200 milion of assets; and 0.55% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Ivysm Growth Fund	0.67% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.50% of assets exceeding $1 billion
SFT Ivysm Small Cap Growth Fund	0.85% of assets to $300 million; and 0.80% of next $200 million of assets; and 0.75% of next $500 million of assets; and 0.70% of assets exceeding $1 billion
SFT Real Estate Securities Fund	0.70% of assets to $300 million; and 0.675% of next $200 million of assets; and 0.65% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT T. Rowe Price Value Fund	0.67% of assets to $300 million; and 0.65% of next $200 million of assets; and 0.625% of next $500 million of assets; and 0.60% of assets exceeding $1 billion
SFT Wellington Core Equity Fund	0.65% of assets to $300 million; and 0.625% of next $200 million of assets; and 0.60% of next $500 million of assets; and 0.55% of assets exceeding $1 billion

The fees paid to Securian AM by the Funds during the fiscal years ended December 31, 2020, 2019 and 2018 were as follows:
	Advisory Fees Paid
Fund	2020	2019	2018
SFT Balanced Stabilization Fund(a)	$3,318,828	$2,886,762	$2,609,392
SFT Core Bond Fund	1,945,071	1,877,359	1,518,001
SFT Equity Stabilization Fund(b)	1,972,040	2,012,490	1,871,329
SFT Government Money Market Fund(c)(d)	597,916	283,946	207,470
SFT Index 400 Mid-Cap Fund	260,912	309,054	334,853
SFT Index 500 Fund	1,319,417	1,335,749	1,328,122
SFT International Bond Fund	552,160	623,751	642,961
SFT Ivysm Growth Fund	3,664,805	3,454,241	3,453,053
SFT Ivysm Small Cap Growth Fund	1,460,840	1,576,265	1,649,391
SFT Real Estate Securities Fund	840,252	927,691	912,850
SFT T. Rowe Price Value Fund	1,217,997	1,323,655	1,414,837
SFT Wellington Core Equity Fund	762,203	758,020	770,210
(a)	Securian AM and the Trust entered into an expense limitation agreement for the period dated May 1, 2013, through April 30, 2021 with respect to the Fund. See “SFT Balanced Stabilization Fund Expense Limitation Agreement” below.
(b)	Securian AM and the Trust entered into an expense limitation agreement for the period dated November 18, 2015, through April 30, 2021 with respect to the Fund. See “SFT Equity Stabilization Fund Expense Limitation Agreement” below.
(c)	Effective May 1, 2012, Securian AM, Securian Financial and the Trust entered into a net investment income maintenance agreement to ensure that the Fund’s net investment income does not fall below zero. See “SFT Government Money Market Fund Net Investment Income Maintenance Agreement” below.
(d)	Effective November 1, 2017, Securian AM and the Trust entered into an expense limitation agreement with respect to the Fund. See “SFT Government Money Market Fund Expense Limitation Agreement” below.
Under the Investment Advisory Agreement, the Adviser furnishes the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust. The Trust pays all its costs and expenses which are not assumed by the Adviser. These Trust expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Trust including, among others, interest, taxes, brokerage fees and commissions, fees of the trustees who are not employees of the Adviser or any of its affiliates, compensation paid to the CCO, expenses of trustees’ and shareholders’ meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, association membership dues, charges of custodians, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Securian Financial shall bear all advertising and promotional expenses in connection with the distribution of the Trust’s shares, including paying for the printing of Prospectuses and Statements of Additional Information for new shareholders and the costs of sales literature.
Each Fund will bear all expenses that may be incurred with respect to its individual operation, including but not limited to transaction expenses, advisory fees, Rule 12b-1 fees, brokerage, interest, taxes, license fees, certain fund accounting expenses and the charges of the custodian. The Trust will pay all other expenses not attributable to a specific Fund, but some of such expenses will be allocated equally among the Funds, and others will be allocated on the basis of “time and effort,” unless otherwise allocated by the Board of Trustees of the Trust.

SFT Balanced Stabilization Fund Expense Limitation Agreement
Securian AM and the Trust, on behalf of the SFT Balanced Stabilization Fund (the Fund), entered into an Expense Limitation Agreement for the period dated May 1, 2013, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. The Trust did not renew the agreement. Consequently, the expense limitation ended on April 30, 2021.
Under the agreement’s terms, the Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. As of December 31, 2020 Securian AM has waived a cumulative total of $3,472,808 pursuant to the agreement, of which $1,566,522 was eligible for recovery by Securian AM as of such date. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Equity Stabilization Fund Expense Limitation Agreement
Securian AM and the Trust, on behalf of the SFT Equity Stabilization Fund (the Fund), entered into an Expense Limitation Agreement for the period dated November 18, 2015, through April 30, 2021. This agreement limited the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.80% of the Fund’s average daily net assets. The Trust did not renew the agreement. Consequently, the expense limitation ended on April 30, 2021.
Under the agreement’s terms, the Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2020 Securian AM has waived a cumulative total of $1,905,575 pursuant to the agreement, of which $1,123,091 was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
SFT Government Money Market Fund Net Investment Income Maintenance Agreement
Effective May 1, 2012, the Board of Trustees of Securian Funds Trust approved a Restated Net Investment Income Maintenance Agreement among Securian Funds Trust, on behalf of SFT Government Money Market Fund (the Fund), Securian AM and Securian Financial Services, Inc. (Securian Financial). A similar agreement was previously approved by the Board of Directors of Advantus Series Fund, Inc., the Trust’s predecessor, effective October 29, 2009. Under such Agreement, Securian AM agrees to waive, reimburse or pay Fund expenses so that the Fund’s daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Securian AM and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the Expense Waiver) on any day on which the Fund’s net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Fund unless Securian AM or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Fund. In addition, the right of Securian AM and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Fund would cause the Fund’s net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Fund’s net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Fund cannot cause the Fund’s expense ratio to exceed 1.25%. As of December 31, 2020, Securian AM and Securian Financial have collectively waived $5,407,951 pursuant to the Agreement, including expenses waived under the prior agreement with Advantus Series Fund, Inc., of which $776,001 was eligible for recovery by Securian AM and Securian Financial as of such date. If Securian AM and/or Securian Financial exercise their rights to be paid such waived amounts, the Fund’s future yield will be negatively affected for an indefinite period. The Agreement shall continue in effect following April 30, 2022, provided such continuance is specifically approved by a majority of the Trust’s independent Trustees. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days notice prior to the end of the a contract term.
SFT Government Money Market Fund Expense Limitation Agreement
Securian AM and the Trust, on behalf of the SFT Government Money Market Fund (the Fund), have entered into a written agreement, dated November 1, 2017, which limits the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to 0.70% of the Fund’s average daily net assets through April 30, 2022. The agreement renews annually for a full year each year thereafter unless terminated by Securian AM upon at least 30 days’ notice prior to the end of a contract term. The Fund is authorized to reimburse Securian AM for management fees previously waived and/or for the cost of expenses previously paid by Securian AM pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. As of December 31, 2020, Securian AM has waived a cumulative total of $296,069 pursuant to the agreement, of which $269,089 was eligible for recovery by Securian AM as of such date. The Fund’s ability to reimburse Securian AM in this manner only applies to fees waived or reimbursements made by Securian AM within the three fiscal years prior to the date of such reimbursement. To the extent that the Fund makes such reimbursements to Securian AM, the amount of the reimbursements will be reflected in the financial statements in the Fund’s shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
Investment Sub-Advisory Agreements
Brandywine Global Investment Management, LLC (“Brandywine Global”). Brandywine Global operates as an indirect wholly owned subsidiary of Franklin Resources, Inc (Franklin Templeton) and which retains complete investment autonomy and control over management, investment, and employment decisions. Brandywine Global’s investment activities are organized into three separate investment groups: Fundamental Equity, Diversified Equity, and Fixed Income. Each group operates independently with respect to investment activities, personnel decisions, and business planning. Brandywine Global is managed by a six-member Executive Board that is responsible for its business strategy, compensation structure, senior employment decisions, approval of promotions throughout the organization, and allocation of resources.
Brandywine Global and its affiliates manage numerous other investment companies and accounts. Brandywine Global may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Brandywine Global on behalf of the SFT International Bond

Fund. Similarly, with respect to the SFT International Bond Fund, Brandywine Global is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that it and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. Brandywine Global is not obligated to refrain from investing in securities held by the SFT International Bond Fund or other funds it manages.
Brandywine Global acts as investment sub-adviser to the Trust’s SFT International Bond Fund under an Investment Sub-Advisory Agreement with Securian AM dated May 1, 2021
The Brandywine Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Brandywine Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Securian AM or by vote of a majority of the SFT International Bond Fund’s outstanding voting securities on 60 days’ written notice to Brandywine Global and by Brandywine Global on 60 days’ written notice to Securian AM. Unless sooner terminated, the Brandywine Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the SFT International Bond Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Brandywine Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Brandywine Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on March 31, 2021.
From the advisory fee received from SFT International Bond Fund, Securian AM pays Brandywine Global a sub-advisory fee equal, on an annual basis, to .30% of SFT International Bond Fund’s average daily net assets.
Prior to May 1, 2021, Franklin Advisers, Inc. served as investment sub-adviser to the Fund. Securian AM paid Franklin a sub-advisory fee equal, on an annual basis, to .37% of the Fund’s average daily net assets. The sub-advisory fees paid to Franklin by Securian AM during the fiscal years ended December 31, 2020, 2019 and 2018 were as follows:
2020	2019	2018
$340,403	$381,503	$392,511
Securian AM did not pay any sub-advisory fees to Brandywine Global as of December 31, 2020.
Ivy Investment Management Company (“IICO”). IICO is a wholly owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”), a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO and its affiliates manage other investment companies and accounts. Two of such registered investment companies — the Ivy VIP Growth Portfolio and Ivy VIP Small Cap Growth Portfolio, each a series of Ivy Variable Insurance Portfolios — have investment policies and strategies similar to those of the Trust’s SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund, respectively.
IICO serves as investment sub-adviser to the Trust’s SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund pursuant to separate investment sub-advisory agreements with Securian AM (the “Ivy Growth Agreement” and the “Ivy Small Cap Growth Agreement,” respectively), each of which was approved by the Board of Trustees of the Trust on April 26, 2018 and became effective on May 1, 2018. Prior to May 1, 2018, WRIMCO, an affiliate of IICO, was the sub-adviser for the SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund.
The Ivy Growth Agreement and Ivy Small Cap Growth Agreement will each terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Ivy Growth Agreement and Ivy Small Cap Growth Agreement is each terminable at any time, without penalty, by the Board of Trustees of the Trust, by Securian AM or by vote of a majority of such Fund’s outstanding voting securities on 60 days’ written notice to IICO and by IICO on 60 days’ written notice to Securian AM. Unless sooner terminated, the Ivy Growth Agreement and Ivy Small Cap Growth Agreement shall each continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Ivy Growth Agreement and Ivy Small Cap Growth Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Ivy Growth Agreement and Ivy Small Cap Growth Agreement was each last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 28, 2021.
From the advisory fees received from SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund, Securian AM pays IICO a sub-advisory fee equal on an annual basis to the following percentages of each Fund’s average daily net assets:
SFT Ivysm Growth Fund
Assets	Annual Fee
0 to $25 million	0.55% (55 bps)
Greater than $25 million to $50 million	0.45% (45 bps)
Over $50 million	0.33% (33 bps)
SFT Ivysm Small Cap Growth Fund
Assets	Annual Fee
0 to $25 million	0.82% (82 bps)
Greater than $25 million to $50 million	0.72% (72 bps)
Greater than $50 million to $75 million	0.55% (55 bps)
Over $75 million	0.40% (40 bps)
The sub-advisory fees paid to IICO by Securian AM during the fiscal years ended December 31, 2020, 2019 and 2018 were as follows:
	2020	2019	2018
SFT Ivysm Growth Fund*	$1,897,517	$1,791,672	$1,839,291
SFT Ivysm Small Cap Growth Fund*	$907,785	$964,508	$1,030,477
*  IICO, an affiliate of WRIMCO, became sub-adviser for the Fund on May 1, 2018.
T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price Group, Inc. (“Group”) is a publicly owned company and owns 100% of the stock of T. Rowe Price Associates, Inc., which in turn owns 100% of T. Rowe Price International Ltd., which in turn owns 100% each of T. Rowe Price Hong Kong Limited, T. Rowe Price Japan, Inc., and T. Rowe Price Singapore Private Ltd. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliate companies. T. Rowe Price and its affiliates manage numerous other investment companies and accounts. One of such publicly registered investment companies — T. Rowe Price Value Fund, Inc. — has investment policies and strategies generally similar to those of the Trust’s SFT T. Rowe Price Value Fund.
T. Rowe Price serves as investment sub-adviser to the Trust’s SFT T. Rowe Price Value Fund pursuant to an investment sub-advisory agreement with Securian AM, which was approved by the Board of Trustees on April 22, 2014 and became effective on May 1, 2014 (the “T. Rowe Price Agreement”).

The T. Rowe Price Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the T. Rowe Price Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Securian AM or by vote of a majority of the T. Rowe Price Value Fund’s outstanding voting securities on 60 days’ written notice to T. Rowe Price and by T. Rowe Price on 60 days’ written notice to Securian AM. Unless sooner terminated, the T. Rowe Price Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the SFT T. Rowe Price Value Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the T. Rowe Price Agreement, cast in person at a meeting called for the purpose of voting on such approval. The T. Rowe Price Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 28, 2021.
From the advisory fee received from SFT T. Rowe Price Value Fund, Securian AM pays T. Rowe Price a sub-advisory fee equal on an annual basis to the following percentages of the Fund’s average daily net assets:
Assets	Annual Fee
All Assets of the Fund	47.5 bps on first $50 million
42.5 bps on next $50 million
37.5 bps reset at $100 million*
32.5 bps reset at $200 million*
30 bps reset at $500 million*
27.5 bps above $500 million
27.5 bps reset at $1 billion*
25 bps reset at $1.5 billion*
*  The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat 0.375% fee schedule once assets reach $100 million. The credit will apply at asset levels between approximately $82.3 million and $100 million. To accommodate circumstances where the Fund’s assets fall beneath $100 million, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original tiered fee schedule. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $100 million, when the flat fee would be triggered, or (b) fall below a threshold of approximately $82.3 million, which would trigger the application of the tiered fee schedule.
The credit is determined by prorating the difference between the tiered fee schedule and the flat 0.375% fee schedule over the difference between $100 million and the current portfolio size for billing purposes. The credit would approach $75,000 annually when the Fund’s assets were close to $100 million and fall to zero at approximately $82.3 million.
The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $82,352,941	$75,000
$17,647,059
To accommodate circumstances where the Fund’s assets fall beneath $200 million, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original 0.375% fee schedule. The credit will apply at asset levels between $173.3 million and $200 million. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $200 million, when the 0.325% fee would be triggered, or (b) fall below a threshold of $173.3 million, which would trigger the application of the 0.375% fee schedule.

The credit is determined by prorating the difference between the 0.375% fee schedule and the 0.325% fee schedule over the difference between $200 million and the current portfolio size for billing purposes. The credit would approach $100,000 annually when the Fund’s assets were close to $200 million and fall to zero at $173.3 million.
The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $173,333,333	$100,000
$26,666,667
To accommodate circumstances where the Fund’s assets fall beneath $500 million, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original 0.325% fee schedule. The credit will apply at asset levels between approximately $461.5 million and $500 million. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $500 million, when the 0.30% fee would be triggered, or (b) fall below a threshold of approximately $461.5 million, which would trigger the application of the 0.325% fee schedule.
The credit is determined by prorating the difference between the 0.325% fee schedule and the 0.30% fee schedule over the difference between $500 million and the current portfolio size for billing purposes. The credit would approach $125,000 annually when the Fund’s assets were close to $500 million and fall to zero at $461.5 million.
The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $461,538,462	$125,000
$38,461,538
To accommodate circumstances where the Fund’s assets fall beneath $1 billion, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original 0.30% tiered fee schedule. The credit will apply at asset levels between approximately $954.5 million and $1 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $1 billion, when the 0.275% fee would be triggered, or (b) fall below a threshold of approximately $954.5 million, which would trigger the application of the 0.30% tiered fee schedule.
The credit is determined by prorating the difference between the tiered fee schedule and the 0.275% fee schedule over the difference between $1 billion and the current portfolio size for billing purposes. The credit would approach $125,000 annually when the Fund’s assets were close to $1 billion and fall to zero at $954.5 million.
The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $954,545,455	$125,000
$45,454,545
To accommodate circumstances where the Fund’s assets fall beneath $1.5 billion, and to prevent a decline in the Fund’s assets from causing an increase in the absolute dollar fee, the Sub-Adviser will provide a transitional credit to cushion the impact of reverting to the original 0.275% fee schedule. The credit will apply at asset levels between approximately $1.364 billion and $1.5 billion. The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) reach $1.5 billion, when the 0.25% fee would be triggered, or (b) fall below a threshold of approximately $1.364 billion, which would trigger the application of the 0.275% fee schedule.

The credit is determined by prorating the difference between the tiered fee schedule and the 0.25% fee schedule over the difference between $1.5 billion and the current portfolio size for billing purposes. The credit would approach $375,000 annually when the Fund’s assets were close to $1.5 billion and fall to zero at $1.364 billion.
The transitional credit is determined as follows:
Current Portfolio Size for Billing Purposes - $1,363,636,364	$375,000
$136,363,636
The sub-advisory fees paid to T. Rowe Price by Securian AM during the fiscal years ended December 31, 2020, 2019 and 2018 were as follows:
2020	2019	2018
$564,219	$586,376	$693,626
Effective July 31, 2020 (the “Effective Date”), the Adviser and T.Rowe Price entered into a voluntary fee reduction agreement. To the extent assets under management for the Fund are below $200 million (the “Assets”), for a two-year period beginning on the Effective Date, T. Rowe Price agrees that the compensation due it under the Sub-advisory Agreement will be 32.5 bps on all of the Assets of the Fund. The fee reduction will terminate on the earliest to occur of the following: (1) the Fund reaches assets of $200 million or above for a period of 30 consecutive days; (2) the expiration of the two-year period from the Effective Date; or (3) T. Rowe rescinds this voluntary fee reduction in accordance with the conditions below. Upon termination, the Adviser will pay the fee rate as stated in the Sub-advisory Agreement.
The Adviser and T. Rowe Price agree that the above fee reduction is voluntary. In the event T. Rowe Price changes its standard fee schedule with respect to its Value strategy, such voluntary fee reduction may also be rescinded upon 60 days’ notice to Adviser. In addition, T. Rowe Price reserves the right to withdraw this voluntary fee reduction at any other time by delivery of a written notice to the Adviser, which withdrawal shall become effective 60 days after such delivery. On the effective date of such withdrawal of the voluntary fee reduction, the fee and compensation payable to T. Rowe Price by the Fund shall be as set out in the applicable provisions of the Sub-advisory Agreement.
Wellington Management Company LLP (“Wellington Management”). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Wellington Management serves as investment sub-adviser to the Trust’s SFT Wellington Core Equity Fund pursuant to an investment sub-advisory agreement with Securian AM, which was approved by the Board of Trustees of the Trust on July 27, 2017 and became effective on November 20, 2017 (the “Wellington Agreement”). Prior to November 20, 2017, FIAM LLC served as investment sub-adviser to the Fund.
The Wellington Agreement will terminate automatically upon the termination of the Investment Advisory Agreement and in the event of its assignment. In addition, the Wellington Agreement is terminable at any time, without penalty, by the Board of Trustees of the Trust, by Securian AM or by vote of a majority of the SFT Wellington Core Equity Fund’s outstanding voting securities on 60 days’ written notice to Wellington Management and by Wellington Management on 60 days’ written notice to Securian AM. Unless sooner terminated, the Wellington Agreement shall continue in effect from year to year if approved at least annually either by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the SFT Wellington Core Equity Fund, provided that in either event such continuance is also approved by the vote of a majority of the Trustees who are not interested persons of any party to the Wellington Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Wellington Agreement was last approved by the Board of Trustees of the Trust (including a majority of the Trustees who are not parties to the contract or interested persons of any such party) on January 28, 2021.
From the advisory fee received from SFT Wellington Core Equity Fund, Securian AM pays Wellington Management a sub-advisory fee equal on an annual basis to the following percentages of the Fund’s average daily net assets:
Assets	Annual Fee
First $100 million	0.31% (31 bps)
Over $100 million	0.28% (28 bps)
The sub-advisory fees paid to Wellington Management by Securian AM during the fiscal years ended December 31, 2020, 2019 and 2018 were as follows:
2020	2019	2018
$359,098	$357,097	$366,627
Basis of Annual Approval of Advisory and Sub-Advisory Agreements
A discussion regarding the basis of the approval by the Board of Trustees of the Trust on January 28, 2021, of the Investment Advisory Agreement with Securian AM and the Ivy Growth Agreement, Ivy Small Cap Growth Agreement, T. Rowe Price Agreement, and Wellington Agreement, and on March 31, 2021 of the Investment Agreement with Securian AM and the Brandywine Agreement, is available in the Semiannual Report to Shareholders for the period ending June 30, 2021.
Information Regarding Trust Portfolio Managers — Securian AM
Other Accounts Managed. For each of the Trust’s Funds (except the SFT International Bond Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund), the table below lists the number of other accounts managed by each Securian AM portfolio manager within each of the following categories and the total assets in the accounts managed within each category as of December 31, 2020: (i) registered investment companies (“RICs”), (ii) other pooled investment vehicles, and (iii) other accounts. Except as noted below, none of the accounts identified in any category pays an advisory fee based on the performance of the account.
PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Lowell R. Bolken	RICs	4	$553
	Pooled Investment Vehicles	2	80
	Other Accounts	4	277
Matthew K. Richmond	RICs	3	481
	Pooled Investment Vehicles	2	80
	Other Accounts	1	52
Lena S. Harhaj	RICs	3	1,938
	Pooled Investment Vehicles	4	624
	Other Accounts	25	1,374
Thomas B. Houghton	RICs	3	1,938
	Pooled Investment Vehicles	4	624
	Other Accounts	25	1,374
James P. Seifert	RICs	2	1,209
	Pooled Investment Vehicles	4	1,880
	Other Accounts	0	0

PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Craig M. Stapleton	RICs	8	$2,035
	Pooled Investment Vehicles	1	551
	Other Accounts	171	28,417
Jeremy P. Gogos, Ph.D.	RICs	7	2,035
	Pooled Investment Vehicles	0	0
	Other Accounts	2	45
Daniel A. Henken	RICs	2	1,741
	Pooled Investment Vehicles	3	349
	Other Accounts	25	1,374
Merlin L. Erickson	RICs	7	2,035
	Pooled Investment Vehicles	0	0
	Other Accounts	2	45
Joshua M. Klaetsch	RICs	3	481
	Pooled Investment Vehicles	2	80
	Other Accounts	1	52
CONFLICTS OF INTEREST. In the judgment of the Trust’s investment adviser, no material conflicts of interest are likely to arise in connection with a portfolio manager’s management of a Trust Fund on the one hand and the management of any account identified above on the other. All portfolio managers must manage assets in their personal accounts in accordance with Securian AM’s and the Trust’s code of ethics. The Trust Fund and all other accounts managed by a portfolio manager in a similar style are managed subject to substantially similar investment restrictions and guidelines, and therefore no conflict of interest is likely to arise due to material differences in investment strategy. Securian AM has adopted policies and procedures designed to ensure that investment opportunities are allocated fairly between a Trust Fund and other accounts managed by the same portfolio manager, including accounts of Securian AM or its affiliates. In addition, Securian AM believes that material conflicts due to differences in compensation paid to portfolio managers (see below) are also unlikely to arise. Account performance is a factor in determining a portfolio manager’s compensation, but no portfolio manager’s compensation structure favors one account over another on the basis of performance.
PORTFOLIO MANAGERS’ OWNERSHIP OF TRUST SECURITIES. The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options.
As of December 31, 2020, Joshua M. Klaetsch, a portfolio manager of the SFT Real Estate Securities Fund, beneficially owned shares of the SFT Core Bond Fund, the SFT Government Money Market Fund, the SFT International Bond Fund, the SFT Real Estate Securities Fund, the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund, all worth $0-$10,000 respectively.
PORTFOLIO MANAGER COMPENSATION. Securian AM’s compensation program is designed to attract, retain and motivate top-quality investment professionals. All Portfolio managers receive a base salary and are eligible for an annual bonus. Portfolio managers have the option to participate in a non-qualified deferred compensation plan. Certain portfolio managers are eligible to participate in a profit-sharing plan based on the profitability of the assets they manage. Portfolio managers also are eligible for the standard retirement benefits, group insurance, medical and welfare benefits, and profit-sharing based on Securian Financial Group’s financial results. These benefits are generally available to all employees of Securian AM and Securian Financial Group.
Portfolio manager’s compensation is reviewed annually and the level of compensation is based on individual performance, level of experience and responsibility, assets managed, competitive compensation surveys, and compensation guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. A brief description of each component of the portfolio manager’s compensation follows:
Base Salary — Base salary is designed to provide a measure of stability and is targeted to be competitive with peers.
Annual Bonus — Annual bonuses are structured to align the interest of the portfolio manager with those of Securian AM and the fund’s shareholders. The incentive plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance. Bonuses generally are split between cash (60% - 75%) and a long-term incentive (25% - 40%). The long-term incentive has a four-year vesting schedule and is intended to retain key associates. The available bonus pool for portfolio managers and other bonus eligible associates is determined based on Securian AM’s financial results. The Chief Investment Officer and/or other officers have discretion in allocating the bonus pool to the portfolio managers and other eligible employees in accordance with the bonus plan guidelines. The following factors are generally used in determining portfolio manager’s bonuses under the plan:
•	Investment Performance. Based on pre-tax performance versus a benchmark index, peer group or both. In the case of a Fund, the Fund’s benchmark index is described in the Trust’s prospectus. For peer group performance, the portfolio manager’s percentile ranking is determined based on the performance of managers of the same investment style at other firms. Benchmark and peer group comparisons are typically over one-year, three-year, or both performance periods.
•	Non-quantitative. The more qualitative contributions of the portfolio manager to Securian AM’s business and investment management team, including professional knowledge, complexity of assets managed, management responsibilities, productivity, and responsiveness to client needs are evaluated in determining the amount of the bonus award.
Deferred Compensation — the portfolio manager has the option to defer all or part of their cash and vested long-term incentives into a non-qualified deferred compensation plan. All elections must be made six months prior to the end of the performance measurement period.
Profit Share — Certain portfolio managers are paid a percentage of profits generated on the assets they directly manage. Profits generated from managing the Securian Fund Trust assets are included in the profit share.
Information Regarding Portfolio Managers — Brandywine Global
This section reflects information about the portfolio manager as of December 31, 2020.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:
Name	Number of Other Registered Investment Companies	Assets of Other Registered Investment Accountss Managed ($MM)	Number of Other Pooled Investment Vehicles Managed (1)	Assets of Other Pooled Investment Vehicles Managed ($MM) (1)	Number of Other Accounts Managed (1)	Assets of Other Accounts Managed ($MM) (1)
David F. Hoffman, CFA	7	$3,947	31	$11,094	68	$31,370
Jack. P. McIntyre, CFA	9	$4,353	41	$13,378	81	$33,711
Anujeet Sareen, CFA	9	$4,353	41	$13,378	81	$33,711
Brian L. Kloss, JD, CPA	19	$5,307	45	$12,234	75	$31,335
Tracy Chen, CFA, CAIA	19	$5,307	45	$12,234	75	$31,335
(1)	The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.
Portfolio managers that provide investment services to the SFT International Bond Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the SFT International Bond Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the SFT International Bond Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
CONFLICTS. The management of multiple funds, including the SFT International Bond Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the SFT International Bond Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the SFT International Bond Fund may outperform the securities selected for the SFT International Bond Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the SFT International Bond Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
Brandywine Global and the Trust have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
COMPENSATION. The members of the Fixed Income Investment team earn a base salary and bonus tied to investment performance, firm, and team profitability. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year, and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short term. There is an additional sharing component with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. We have found that this form of compensation aligns the interests of investment professionals with clients and leads to accountability and low turnover among Brandywine Global’s staff.
In essence, the portfolio management teams own all of the residual profits of the Firm, which we believe leads to responsibility, accountability, and low turnover of people.
The percentage of bonus compensation derived from each of the above components may change over time. In general, the more successful product teams receive higher levels of bonus compensation.
We believe that our compensation structure allows our investment team members to focus on generating premium returns and building lasting client relationships in which our interests are properly aligned with our clients’ interests.
Information Regarding Portfolio Managers — IICO
This section reflects information about the portfolio manager as of December 31, 2020.
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:
Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed	Number of Other Pooled Investment Vehicles Managed	Assets of Other Pooled Investment Vehicles Managed	Number of Other Accounts Managed	Assets of Other Accounts Managed
Bradley M. Klapmeyer*	2	$6,564,223,044	1	$18,158,703	6	$293,016,106
Timothy J. Miller**	2	$3,501,254,454	2	$71,579,178	7	$382,952,011
Kenneth G. McQuade**	2	$3,501,254,454	2	$71,579,178	7	$382,952,011
Bradley P. Halverson**	2	$3,501,254,454	2	$71,579,178	7	$382,952,011
*	Portfolio manager for SFT Ivysm Growth Fund
**	Portfolio manager for SFT Ivysm Small Cap Growth Fund
Compensation
IICO believes that integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary IICO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of IICO is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure, summarized below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a period of four years, with the first vesting to take place either one or two years after the date of the award, depending on the type of award granted.
Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of a portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms over one-year, three-year and five-year periods. The secondary benchmark is an index with an investment style substantially similar to that of the portfolio. Non-quantitative factors (which may include, but are not limited to, individual performance, risk management, teamwork, financial measures and consistency of contribution to the firm) also are considered. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions,30% of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by IICO, with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by IICO, WDR’s 401(k) plan offers certain mutual funds managed by IICO as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.
Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all IICO employees.
Conflict of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:
•	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.
•	The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO’s Allocation Procedures.
IICO has adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2020, the portfolio managers of the SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund do not own any shares in such Funds or in any other Fund of the Trust.
Information Regarding Portfolio Manager — T. Rowe Price
This section reflects information about the portfolio manager as of December 31, 2020.
The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:
December 31, 2020	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Mark S. Finn	10	$50,483.20	15	$32,306.56	22	$6,077.50
Compensation
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the T. Rowe Price fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pre-tax basis.
Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.
This compensation structure is used when evaluating the performance of all portfolios (including T. Rowe Price funds) managed by the portfolio manager.

Conflict of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, the portfolio manager’s compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as subadvisor to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa) and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2020, the portfolio manager of the SFT T. Rowe Price Value Fund does not own any shares in such Fund or in any other Fund of the Trust.
Information Regarding Portfolio Managers — Wellington Management
This section reflects information about the portfolio manager as of December 31, 2020.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts within each category:
Name Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance (millions)
Mammen Chally	Registered Investment Companies	11	$24,472	0	$0
	Other Pooled Investment Vehicles	11	$2,024	1	$7
	Other Accounts	13	$1,811	1	$348
David A. Siegle	Registered Investment Companies	11	$24,472	0	$0
	Other Pooled Investment Vehicles	10	$2,017	0	$0
	Other Accounts	13	$1,811	1	$348
Douglas W. McLane	Registered Investment Companies	11	$24,472	0	$0
	Other Pooled Investment Vehicles	23	$2,497	2	$168
	Other Accounts	40	$2,008	1	$348
Compensation
Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Subadvisory Agreement between Wellington Management and Securian AM on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Fund. The following information is as of December 31, 2020.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager‘s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Chally and McLane are Partners.
Fund	Benchmark Index and/or Peer Group for Incentive Period
SFT Wellington Core Equity Fund	S&P 500 Index
Conflict of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the SFT Wellington Core Equity Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the SFT Wellington Core Equity Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the SFT Wellington Core Equity Fund.
The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the SFT Wellington Core Equity Fund, or make investment decisions that are similar to those made for the SFT Wellington Core Equity Fund, both of which have the potential to adversely impact the SFT Wellington Core Equity Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Investment Professionals may purchase the same security for the SFT Wellington Core Equity Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the SFT Wellington Core Equity Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Chally, McLane and Siegle also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Ownership of Trust Shares
The Trust’s shares are currently sold only to separate accounts of Minnesota Life and certain other life insurance companies. Investments in the Funds can only be made beneficially through ownership of certain variable life and variable annuity contracts issued by such companies in which one or more Funds are offered as investment options. As of December 31, 2020, the portfolio managers of the SFT Wellington Core Equity Fund do not own any shares in such Fund or in any other Fund of the Trust.
Disclosure of Fund Holdings
The Board of Trustees of the Trust has adopted policies and procedures on the Trust’s behalf to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds (the “Disclosure Policies”). The Disclosure Policies are intended to ensure compliance with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Trust to prevent the selective disclosure of non-public information concerning the Funds, except in accordance with the Disclosure Policies. The Trust does not receive any compensation in return for the disclosure of information about a Fund’s securities or for any ongoing arrangements to make available information about a Fund’s securities.
The Board considered the circumstances under which a Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Trust’s shareholders, on the one hand, and those of Securian AM and its affiliates, on the other hand. After giving due consideration to these matters and after the exercise of its fiduciary duties, the Board determined that the Funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Board of Trustees exercises continuing oversight of the disclosure of the portfolio holdings by (i) reviewing, at least quarterly, the potential and actual material conflicts that could arise between the Trust’s shareholders and those of its service providers and for any waivers and exceptions made to the Disclosure Policies during the preceding quarter and determining if they were made in the best interests of Trust shareholders, (ii) reviewing, at least quarterly, any violation(s) of the Disclosure Policies during the preceding quarter, and (iii) reviewing these procedures from time to time for their continued appropriateness and amending or ratifying the Disclosure Policies as the Board of Trustees deems necessary. In addition, the Board of Trustees oversees the implementation and enforcement of the Disclosure Policies by the Chief Compliance Officer and considers reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) that may arise in connection with the Disclosure Policies.
The Board of Trustees reserves the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.
The Trust files complete portfolio holdings schedules for each Fund as required in public filings made with the SEC on a quarterly basis. In its capacity as investment adviser to the Trust, Securian AM personnel that deal directly with the management, processing, settlement, review, control, auditing, reporting or valuation of portfolio trades have full daily access to portfolio holdings. Such persons are subject to duties of confidentiality and trade prohibitions pursuant to the Securian AM Code of Ethics. Below is a list that describes the circumstances in which portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC. Certain affiliated and unaffiliated entities that receive nonpublic portfolio holdings information are subject to a duty not to disclose or trade on such information if such duty is a contractual duty or is an independent obligation otherwise imposed.
•	Disclosure on a Delay. The Trust and Securian AM may publicly disclose all calendar quarter-end portfolio holdings of all Funds after a 60 day delay. Disclosure to consultant databases, ratings agencies and other third parties will be subject to the delay requirement unless permitted pursuant to another approved method of portfolio holdings disclosure.
•	Affiliated Service Providers. Certain personnel of affiliated service providers that deal directly with internal audit, accounting, financial reporting, legal and other administrative services have full daily access to portfolio holdings. Such personnel include employees of the Trust’s administrative services agent, Securian Financial Group, and the Trust’s underwriter, Securian Financial. The frequency of disclosure varies and may be as frequent as daily, with no lag.
•	Unaffiliated Service Providers — Daily. Certain personnel employed by unaffiliated third party service providers have daily access to portfolio holdings information. Such personnel include (i) employees of the Trust’s accountant, State Street Bank and Trust Company (“State Street”), that are involved in the daily accounting and investment administration services of the Trust and other services provided to the Trust, (ii) employees of the Trust’s custodian, State Street, (iii) employees of other unaffiliated service providers, Bloomberg LP, Interactive Data, Pricing and Reference Data, Inc. (IDC), Standard & Poor’s Securities Evaluations, Inc., Lipper, Inc., Eagle Investment Systems, Brown Brothers Harriman & Co., Moody’s Analytics Knowledge Services, FactSet Research Systems Inc., Glass, Lewis & Co., Markit WSO Corporation, MSCI, Inc., and Syntel Inc., that are involved with other operational functions for the Fund, including, but not limited to services such as maintenance of computer systems used by Securian AM or other service providers on behalf of the Trust and security pricing.The frequency of disclosure varies and may be as frequent as daily, with no lag. These parties are subject to contractual duties of confidentiality regarding portfolio holdings information.
•	Unaffiliated Service Providers — As Needed. Personnel of certain other unaffiliated third party service providers have access to Trust portfolio holdings information only as needed to provide services to the Trust. These service providers include (i) the Trust’s independent registered public accounting firm, KPMG LLP, (ii) the Trust’s general counsel, Stradley Ronon Stevens & Young, LLP, (iii) the independent legal counsel to the Trust’s independent trustees, Faegre Baker Daniels LLP, (iv) the Trust’s financial printer and EDGAR filing agent, Donnelley Financial Solutions and Toppan Merrill Corporation, in connection with the printing of the Trust’s annual and semiannual reports to shareholders and the filing of the Trust’s reports on Form N-CSR, Form N-PORT and other reports with the SEC, and (v) other attorneys in connection with evaluation of a potential investment or a collection of investments or in connection with seeking other legal advice which may be on behalf of the Trust, Securian AM or other service providers provided there is a duty of confidentiality established either by contract or by law. The frequency of disclosure varies and is provided on an as needed basis.
•	Disclosure to Sub-Adviser — Certain personnel employed by a sub-adviser to a Fund have daily access to portfolio holdings information as needed to conduct their sub-advisory services. This portfolio holdings information is subject to the portfolio holding policies of the sub-adviser. The SFT International Bond Fund’s Sub-Adviser, Brandywine Global, has adopted a policy regarding disclosure of portfolio holdings information related to the SFT International Bond Fund.
•	Select Broker/Dealers Related to Trading. Portfolio managers, analysts and traders may discuss portfolio holdings with various broker/dealers for purposes of trade settlement, analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of certain portfolio holdings, as well as for the purpose of assisting portfolio managers in the trading of such securities. The frequency of disclosure to select broker/dealers for trading and research purposes varies and may be as frequent as daily, with no delay.

•	Disclosure of Individual Fund Holdings. Certain spokespersons of Securian AM, Brandywine Global or the Trust may disclose or confirm the ownership of any individual holding position in materials prepared for Trust shareholders, media interviews, due diligence meetings with management, shareholders, consultants and other interested parties; provided that (i) aggregate client position size is not disclosed, (ii) the discloser has made a good faith judgment that such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Fund (which can be disclosed only in accordance with the Disclosure Policies), and (iii) the information does not constitute material nonpublic information.
DISCLOSURE AS REQUIRED BY LAW. A Fund’s portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions held in a Fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of required disclosure include, but are not limited to, disclosure of portfolio holdings (i) in a filing or submission with the SEC or another regulatory body or on the Trust’s website, (ii) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (iii) in connection with a lawsuit, or (iv) as required by court order. Disclosure of portfolio holdings or other investment positions as required by applicable laws, rules and regulations must be authorized by the Chief Compliance Officer, or an authorized designee.
WAIVERS OF DISCLOSURE POLICIES. The Chief Compliance Officer oversees the Disclosure Policies on a day-to-day basis. The Chief Compliance Officer, or an authorized designee, makes decisions regarding any waiver or exception of a Disclosure Policy based on the best interests of Trust shareholders, including an analysis of any actual or potential conflicts of interest. The Chief Compliance Officer also considers whether the advance disclosure is supported by a legitimate business purpose and whether the information is subject to an independent duty or agreement not to disclose or trade on the nonpublic information. All waivers and exceptions will be disclosed to the Board of Trustees at its next regularly scheduled quarterly meeting. The frequency with which complete portfolio holdings may be disclosed to a recipient pursuant to a waiver, and the length of the delay between the date of the information and the date on which the information is disclosed to the recipient, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a Fund and its shareholders, and the legitimate business purposes served by the disclosure.
Administrative Services
The Trust has entered into an agreement with Securian Financial Group, Inc. (“SFG”) and Securian AM, dated October 29, 2015, under which SFG provides accounting oversight, financial reporting, legal and other administrative services and Securian AM provides certain securities pricing services to the Trust. Under the agreement, each Fund reimburses SFG and Securian AM quarterly for the actual costs incurred by each in performing such services, as determined in accordance with their customary cost accounting procedures consistently applied. Additional accounting and administrative services are performed by State Street (see below). Also under the agreement, SFG oversees State Street’s performance of these services. During each of the last three calendar years the amounts paid by each Fund under the agreement for these services were as follows:
Fund	2020	2019	2018
SFT Balanced Stabilization Fund	$45,399	$41,557	$43,771
SFT Core Bond Fund	67,201	65,306	66,743
SFT Equity Stabilization Fund	32,700	31,590	21,575
SFT Government Money Market Fund	53,800	53,445	43,086
SFT Index 400 Mid-Cap Fund	32,600	31,565	27,548
SFT Index 500 Fund	32,600	31,565	27,548
SFT International Bond Fund	77,900	82,241	70,486
SFT Ivysm Growth Fund	32,600	31,565	27,548
SFT Ivysm Small Cap Growth Fund	32,600	31,565	27,548
SFT Real Estate Securities Fund	32,600	31,565	27,548
SFT T. Rowe Price Value Fund	32,600	31,569	26,548
SFT Wellington Core Equity Fund	32,600	31,565	27,548
The Trust has also entered into separate agreements with State Street pursuant to which State Street provides daily accounting and investment administration services, Form N-CEN and N-PORT reporting and liquidity related services for the Trust’s Funds. Under these agreements, each dated May 1, 2012, each Fund pays annual accounting and administration fees equal to a specified percentage of the Fund’s net assets, ranging from .01% to .05% depending on the Fund and its level of net assets, as well as various fixed fees and charges for other services provided under the agreements. During the last three calendar years, the amounts paid by the Fund or the predecessor entity of each Fund to State Street for these services were as follows:
Fund	2020	2019	2018
SFT Balanced Stabilization Fund	$186,027	$146,299	$134,364
SFT Core Bond Fund	198,034	196,801	170,068
SFT Equity Stabilization Fund	104,819	76,599	70,929
SFT Government Money Market Fund	90,598	97,900	88,499
SFT Index 400 Mid-Cap Fund	82,530	86,301	78,180
SFT Index 500 Fund	173,780	185,099	168,688
SFT International Bond Fund	86,704	83,399	74,871
SFT Ivysm Growth Fund	122,603	128,998	117,565
SFT Ivysm Small Cap Growth Fund	78,276	71,000	64,228
SFT Real Estate Securities Fund	85,483	79,800	72,056
SFT T. Rowe Price Value Fund	76,865	72,401	65,520
SFT Wellington Core Equity Fund	82,836	76,599	69,068
Code of Ethics
Securian AM, Securian Financial and the Trust, together with the sub-advisers for the SFT International Bond Fund, SFT Ivysm Growth Fund, SFT Ivysm Small Cap Growth Fund, SFT T. Rowe Price Value Fund and SFT Wellington Core Equity Fund has each adopted a Code of Ethics in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder. The private investment activities of personnel covered by the Code of Ethics are restricted in accordance with the Code’s provisions, but, subject to such provisions, personnel may invest in securities including securities that may be purchased or held by the Trust.
Proxy Voting Policies
The Trust and its Funds, excluding the SFT International Bond, SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds, have delegated all proxy voting responsibilities to Securian AM. Securian AM has adopted policies and procedures relating to the voting of proxies (the “Proxy Voting Policies”) that are designed to ensure that proxies are voted in the best interests of the Funds in accordance with Securian AM’s fiduciary duties and legal and regulatory requirements. Securian AM has retained Glass Lewis & Co (“Glass Lewis”) as a proxy adviser. Securian AM will, in most cases follow proxy voting guidelines developed by Glass Lewis & Co. (the “Guidelines”). However, these Guidelines are just that — guidelines; they are not strict rules that must be obeyed in all cases. Securian AM’s Proxy Voting Policies allow it to vote shares contrary to the typical vote indicated by the Guidelines if such a vote is in a Fund’s best interests. Securian AM has an Investment Policy Committee, responsible for overseeing the Proxy Voting Policies, approving proxy voting policies and making voting decisions on ballots that give rise to a conflict of interest. All conflicts of interest will be resolved in the interests of the Funds. A summary of Securian AM’s Proxy Voting Policies is attached as Appendix D.
In the case of the SFT International Bond Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, Brandywine Global. Brandywine Global’s proxy voting policy is attached as Appendix E. In the case of the SFT Ivysm Growth and SFT Ivysm Small Cap Growth Funds, all proxy voting responsibilities have been delegated to such Fund’s investment sub-adviser, IICO. A summary of IICO’s proxy voting policies is attached as Appendix F. In the case of the SFT T. Rowe Price Value Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, T. Rowe Price. A summary of the T. Rowe Price’s proxy voting policies is attached as Appendix G. In the case of the SFT Wellington Core Equity Fund, all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, Wellington Management. A summary of the Wellington Management proxy voting policies is attached as Appendix H.
Information regarding how the Trust (or its predecessor, Advantus Series Fund) voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request by calling, toll-free, 1-866-330-7355 or (2) on the SEC’s web site at http://www.sec.gov. The Trust will provide this information within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.
Distribution Agreement
Securian Financial acts as the underwriter of the Trust’s shares, pursuant to a written agreement. The Board of Trustees of the Trust, including a majority of the trustees who are not parties to the agreement, or interested persons of any such party, last approved the Trust’s Underwriting and Distribution Agreement dated July 30, 2015 with Securian Financial (the “Distribution Agreement”) on January 28, 2021. Under the Distribution Agreement, Securian Financial does not receive any compensation for its services as principal underwriter for the Trust, except for certain fees paid pursuant to the Trust’s Rule 12b-1 Plan of Distribution. See “Payment of Certain Distribution Expenses of the Trust,” below.
The Distribution Agreement may be terminated by the Trust or Securian Financial at any time by the giving of 60 days’ written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Distribution Agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities, provided that in either event such continuance is also approved by the vote of a majority of the trustees who are not parties to the Distribution Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.
In the Distribution Agreement, Securian Financial undertakes to indemnify the Trust against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon the Trust in any way arising out of or in connection with the sale or distribution of the Trust’s shares, except to the extent that such liability is the result of information which was obtainable by Securian Financial only from persons affiliated with the Trust but not with Securian Financial.

Payment of Certain Distribution Expenses of the Trust
The Trust has adopted a Plan of Distribution (the “Plan”) relating to the payment of certain distribution and/or shareholder servicing expenses pursuant to Rule 12b-1 under the Investment Company Act. Under the Plan, Class 2 shares and the SFT Balanced Stabilization, SFT Equity Stabilization, SFT Government Money Market, SFT Ivysm Growth, SFT Ivysm Small Cap Growth, and SFT T. Rowe Price Value Funds (Class 1 shares are not part of the Plan), pay a fee to Securian Financial, or to life insurance companies (“Insurance Companies”) whose variable insurance contracts (“Variable Contracts”) offer shares of the Trust, which, on an annual basis, is equal to .25% of each Fund’s average daily net assets, and is to be used to pay certain expenses incurred in connection with servicing shareholder accounts and to promote the distribution of the Trust’s shares.
The distribution fees may be used by Securian Financial for the purpose of financing any activity, which is primarily intended to result in the sale of shares of the Trust or Variable Contracts offering such shares. Distribution-related payments made under the Plan may be used for, among other things, the printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of Variable Contract owners or dealers and their representatives, trail commissions, and other distribution-related expenses, including a prorated portion of the overhead expenses of the Distributor or the Insurance Companies which are attributable to the distribution of the Variable Contracts. Payments under the Plan may also be used to pay Insurance Companies, dealers or others for non-distribution services, including, among other things, responding to inquiries from owners of Variable Contracts regarding the Trust, printing and mailing Trust prospectuses and other shareholder communications to existing Variable Contract owners, direct communications with Variable Contract owners regarding Trust operations and Fund composition and performance, furnishing personal services or such other enhanced services as the Trust or a Variable Contract owner may require, or maintaining customer accounts and records.
In addition, the Plan contains, among other things, provisions complying with the requirements of Rule 12b-1 discussed below. In particular, the Plan provides that (1) with respect to each Fund/Class, the Plan has been adopted prior to any public offering of the voting securities of the Fund/Class or prior to the sale of such securities to persons who are not affiliated persons of the Trust, affiliated persons of such persons, promoters of the Trust, or affiliated persons of such promoters, or, if not so adopted, the Plan must have been approved by a vote of at least a majority of the outstanding voting securities of each such Fund/Class (Class 1 shares are not part of the Plan), and by a majority vote of both the full Board of Trustees of the Trust and those trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to it (the Independent Trustees), (2) the Plan will continue in effect from one year to another so long as its continuance is specifically approved annually by a majority vote of both the full Board of Trustees and the Independent Trustees, (3) the Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Trust or of a particular Fund/Class, (4) the Plan may not be amended to increase materially the amount of the fees payable thereunder unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Trust, or of a particular Fund/Class, and all material amendments must be approved by a majority vote of both the full Board of Trustees and the Independent Trustees, (5) while the Plan is in effect, the selection and nomination of any new Independent Trustees is committed to the discretion of the Independent Trustees then in office, and (6) the Trust’s underwriter, the Insurance Companies or others will prepare and furnish to the Board of Trustees, and the Board of Trustees will review, at least quarterly, written reports which set forth the amounts expended under the Plan and the purposes for which those expenditures were made.
Rule 12b-1(b) provides that any payments made by an investment company in connection with the distribution of its shares may only be made pursuant to a written plan describing all material aspects of the proposed financing of distribution and also requires that all agreements with any person relating to implementation of the plan must be in writing. In addition, Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Trustees and of the trustees who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreements. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance: (1) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1; (2) that any person authorized to direct the disposition of monies paid or payable by the investment company pursuant to the plan or any related agreement shall provide to the investment company’s Board of Trustees, and the trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and (3) in the case of a plan, that it may be terminated at any time by vote of a majority of the members of the Board of Trustees of the investment company who are not interested persons of the investment company and have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by vote of a majority of the outstanding voting securities of the investment company. Rule 12b-1(b)(4) requires that such plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1. Rule 12b-1(c) provides that the investment company may rely upon Rule 12b-1(b) only if selection and nomination of the investment company’s disinterested Trustees are committed to the discretion of such disinterested Trustees. Rule 12b-1(e) provides that the investment company may implement or continue a plan pursuant to Rule 12b-1(b) only if the trustees who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the Investment Company Act, that there is a reasonable likelihood that the plan will benefit the investment company and its shareholders. At the Board of Trustees meetings held January 28, 2021, the Board of Trustees of the Trust so concluded.
During the fiscal year ended December 31, 2020, each Fund or each class of a Fund covered by the Plan of Distribution paid the following amount to Securian Financial in accordance with the Plan:
Fund/Class	Amount Paid
SFT Balanced Stabilization Fund	$1,508,558
SFT Core Bond Fund – Class 2 shares	1,202,617
SFT Equity Stabilization Fund	896,382
SFT Government Money Market Fund(a)	498,263
SFT Index 400 Mid-Cap Fund – Class 2 shares	404,749
SFT Index 500 Fund – Class 2 shares	1,629,007
SFT International Bond Fund – Class 2 shares	226,596
SFT Ivysm Growth Fund	1,376,830
SFT Ivysm Small Cap Growth Fund	429,659
SFT Real Estate Securities Fund – Class 2 shares	286,026
SFT T. Rowe Price Value Fund	454,476
SFT Wellington Core Equity Fund – Class 2 shares	289,704
(a)	Effective May 1, 2012, Securian Financial Services, Inc. agreed to waive, reimburse or pay the SFT Government Money Market Fund’s Rule 12b-1 distribution expenses so that the Fund’s daily net investment income does not fall below zero (see “SFT Government Money Market Fund Net Investment Income Maintenance Agreement” above). A similar agreement with Securian Financial was previously approved by Advantus Series Fund, Inc., the Trust’s predecessor, covering the Money Market Portfolio of the Series Fund, effective October 29, 2009. The SFT Government Money Market Fund waived 12b-1 fees in the amount of $344,062 for the year ending December 31, 2020.
In accordance with the Plan of Distribution, Securian Financial has entered into separate Trust Shareholder Services Agreements with Minnesota Life, dated May 1, 2012 and Securian Life, dated May 1, 2012 (Securian Life is an affiliate of Minnesota Life). Each of these Agreements provides that Minnesota Life or Securian Life will provide to the Trust, on behalf of Securian Financial, distribution and non-distribution related services, of the type described above. Securian Financial agrees to pay Minnesota Life or Securian Life an amount equal, on an annual basis, to 0.25% of the average combined daily net assets of all the designated Funds of the Trust which are attributable to the Contracts issued by Minnesota Life or Securian Life, respectively, and are a part of the Plan of Distribution. These Agreements were last approved by a vote of the Board of Trustees, including a majority of the Independent Trustees, on January 28, 2021.
The Plan of Distribution could be construed as a “compensation plan” because Securian Financial is paid a fixed fee and is given discretion concerning what expenses are payable under the Plan of Distribution. Under a compensation plan, the fee to the distributor is not directly tied to distribution expenses actually incurred by the distributor, thereby permitting the distributor to receive a profit if amounts received exceed expenses. Securian Financial may spend more or less for the distribution and promotion of the Trust’s shares than it receives as distribution fees pursuant to the Plan of Distribution for the Funds covered by the Plan. However, to the extent fees received exceed expenses, including indirect expense such as overhead, Securian Financial could be said to have received a profit.
Custodian
Pursuant to a custodian agreement approved by the Trust’s Board of Trustees, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri, 64105, is the custodian for each Fund of the Trust.
Independent Registered Public Accounting Firm
KPMG LLP, 4200 Wells Fargo Center, 90 South Seventh Street, Minneapolis, Minnesota 55402, acts as the Trust’s independent registered public accounting firm and provides audit services to the Trust, including audits of the Trust’s annual financial statements.
Legal Counsel
The Trust’s general counsel is Stradley Ronon Stevens & Young, LLP. The firm of Faegre Baker Daniels LLP serves as independent legal counsel to the Trust’s independent trustees.
Fund Transactions and Allocation of Brokerage
Investment Adviser: Securian AM
The Adviser selects and (where applicable) negotiates commissions with the brokers who execute the transactions for the Funds of the Trust, except for a Fund which has entered into a sub-advisory agreement. There is generally no stated commission in the case of fixed income securities, which are traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. The Adviser considers the full range and quality of a broker’s services in placing brokerage, including the value of research services provided (as defined in the Securities Exchange Act of 1934), execution capability, commission rate, financial responsibility and responsiveness. The Trust may pay higher than the lowest commission rates (on equity securities) or higher than the lowest price (on fixed income securities) available. Research services considered by the Adviser include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. By allocating brokerage business in order to obtain research services for the Adviser, the Trust enables the Adviser to supplement its own investment research activities and allows the Adviser to obtain the views and information of individuals and research staffs of many different securities research firms prior to making investment decisions for the Trust. To the extent such commissions are directed to these other brokers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Trust from these commissions.
There is no formula for the allocation by the Advisers of the Trust’s brokerage business to any broker-dealers for brokerage and research services. However, the Adviser will authorize the Trust to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.
To the extent research services are used by the Adviser in rendering investment advice to the Trust, such services would tend to reduce the Adviser’s expenses. However, the Adviser does not believe that an exact dollar amount can be assigned to these services. Research services received by the Adviser from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the Adviser, and conversely, research services received by the Adviser in respect of transactions for such other portfolios will be available for the benefit of the Trust.
During the fiscal years ended December 31, 2020, 2019 and 2018, brokerage commissions paid by the Funds were:
	Brokerage Commissions Paid
Fund	2020	2019	2018
SFT Balanced Stabilization Fund	$126,850	$92,506	$103,485
SFT Core Bond Fund	14,976	14,531	15,218
SFT Equity Stabilization Fund	120,835	21,512	58,039
SFT Government Money Market Fund	—	—	—
SFT Index 400 Mid-Cap Fund	24,445	27,856	14,116
SFT Index 500 Fund	27,863	21,142	13,230
SFT International Bond Fund	—	—	—
SFT Ivysm Growth Fund	49,487	69,944	128,019
SFT Ivysm Small Cap Growth Fund	89,270	73,454	132,942
SFT Real Estate Securities Fund	187,380	114,660	163,348
SFT T. Rowe Price Value Fund	106,513	126,041	157,870
SFT Wellington Core Equity Fund	14,177	7,722	16,084
Most transactions in money market instruments will be purchases from issuers of or dealers in money market instruments acting as principal. There usually will be no brokerage commissions paid by the Trust for such purchases since securities will be purchased on a net price basis. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices of securities. Purchases of underwritten issues may be made which will reflect a fee paid to the underwriter.
The Trust will not execute portfolio transactions through any affiliate, except as described below. The Adviser believes that most research services obtained by it generally benefit one or more of the investment companies which it manages and also benefits accounts which it manages. Normally research services obtained through managed funds and managed accounts investing in common stocks would primarily benefit such funds and accounts; similarly, services obtained from transactions in fixed income securities would be of greater benefit to the managed funds and managed accounts investing in debt securities.

Consistent with achieving best execution, the Trust may participate in so-called “directed brokerage” (or “Commission recapture”) programs, under which brokers (or dealers) used by the Trust remit a portion of brokerage commissions (or credits on fixed income transactions) to the particular Fund from which they were generated. Subject to oversight by the Trust’s Board of Trustees, either the Adviser or the sub-adviser, if any, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best price and execution in connection with its portfolio brokerage transactions. Participation in such programs may increase Fund returns.
In addition to providing investment management services to the Trust, Securian AM provides investment advisory services for insurance companies, including Minnesota Life and its affiliated life insurance companies and certain associated separate accounts. It also provides investment advisory services to qualified pension and profit sharing plans, corporations, partnerships, investment companies and various private accounts. Frequently, investments deemed advisable for the Trust are also deemed advisable for one or more of such accounts, so that Securian AM may decide to purchase or sell the same security at or about the same time for both the Trust and one of those accounts. In such circumstances, orders for a purchase or sale of the same security for one or more of those accounts may be combined with an order for the Trust, in which event the transactions will be averaged as to price and normally allocated as nearly as practicable in proportion to the amounts desired to be purchased or sold for each account. While in some instances combined orders could adversely affect the price or volume of a security, it is believed that the Trust’s participation in such transactions on balance will produce better net results for the Trust.
The Trust’s acquisition during the fiscal year ended December 31, 2020, of securities of its regular brokers or dealers or of the parent of those brokers or dealers that derive more than 15 percent of gross revenue from securities-related activities is presented below:
Name of Issuer	Value of Securities Owned in the Funds at End of Fiscal Year
Bank of America Corp.	$21,590,250
Morgan Stanley	17,228,359
Citigroup, Inc.	13,927,310
Truist Securities, Inc.	6,936,578
Stifel Financial Corp.	2,606,756
Sub-Adviser: Brandywine Global
The general policy of Brandywine Global in exercising its discretion in selecting brokers and dealers is to (i) exercise this discretion in a way that is consistent with Brandywine Global ’s fiduciary duty to its clients; (ii) seek to obtain the best qualitative execution for its client portfolio transactions; (iii) execute client portfolio transactions through approved broker dealers; and (iv) execute client portfolio transactions in compliance with all applicable federal, state and foreign laws, rules and regulations, as well as all contractual commitments made by Brandywine Global to its clients. Best qualitative execution means obtaining the most favorable result, considering the full range of services provided, under the prevailing market conditions. Best execution is not necessarily measured by the circumstances surrounding a single transaction but may be measured over time through multiple transactions. While Brandywine Global generally seeks reasonably competitive execution rates, it does not necessarily pay the lowest spread or commission available. As a result, in selecting broker-dealers, Brandywine Global does not adhere to any formula, but may weigh a combination of factors that it deems relevant including, but not limited to: size of the order, difficulty of execution, the reliability of the broker/dealer, the competitiveness of the price and the commission, liquidity of the security, market and exchange conditions.
Brandywine Global uses a variety of venues to execute client transactions, including the engagement of full service broker-dealers, transacting directly with dealers and market makers on an agency and principal basis, and making use of electronic marketplaces, including dark pools and algorithms.

In certain instances, there may be securities that are suitable as an investment for the Fund as well as for one or more of the other clients of Brandywine Global. Investment decisions for the Fund and for Brandywine Global’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each and consistent with Brandywine Global’s allocation procedures. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by Brandywine Global occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales. Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions by the Fund. Transactions in foreign securities often involve the payment of brokerage commissions that may be higher than those in the United States. Fixed income securities are generally traded on a net basis (i.e., without a commission) through dealers acting as principal for their own account and not as brokers. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents and the Fund will pay a spread or commission in connection with such transactions.
Sub-Adviser: IICO
Trades are executed according to the firm’s Allocation Procedures outlined below.
The Order Aggregation and Trade Allocation Policy is intended to promote fairness, to mitigate potential conflicts of interest, and to conform to applicable regulatory principles. The policy strictly prohibits any allocation request or allocation decision that favors one account over another based on the self-interest of the account’s portfolio manager or IICO. In most cases, accounts that are managed in similar styles by the same portfolio managers often have similar or identical portfolio composition and weightings. However, in appropriate circumstances, any account managed by IICO may purchase or sell a security prior to other accounts or at times when other accounts are not trading in the security. This could occur, for example, as a result of specific investment objectives of an account, different cash resources arising from contributions or withdrawals, specific client-imposed restrictions or different investment decision making processes.
When consistent with each participating client’s investment management agreement, IICO generally will aggregate orders for other accounts that are to be traded contemporaneously to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. IICO seeks to aggregate trade orders in a manner that is consistent with its duties to: seek best execution of client orders, treat all clients fairly and equitably over time and not systematically advantage any single client or group of clients over time.
When a decision is made to aggregate transactions on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. When such an order is filled in its entirety, each participating client account will receive the average share price for the aggregated order and transaction costs will be shared pro rata based on each client’s participation in the order. When an aggregated order is partially filled, IICO will allocate the trades in accordance with the procedures described below.
When an aggregated order cannot be fully executed in a single day the portion of the order filled on that day is generally allocated among participating accounts pro rata based on the size of each account’s order. Such allocations are subject to rounding to achieve “round lots” and IICO’s ability to cancel or modify an order for one or more accounts if IICO believes that, as a result of the incomplete fill, the order is no longer appropriate for such accounts. IICO may apply a minimum order allocation amount, which may vary based on the market convention associated with the particular security or account characteristics. When remaining positions are too small to satisfy the minimum allocation amount, IICO may decide to allocate the remaining shares to those accounts seeking large positions that remain unfilled or to allocate remaining shares to those accounts whose order would be completed as a result of the allocation.
IICO may allocate on a basis other than pro rata if, under the circumstances, such other method is reasonable and equitable, does not result in improper or undisclosed advantage or disadvantage to a particular account or group of accounts and results in fair access, over time, to trading opportunities for all eligible accounts. For example, IICO may identify investment opportunities that are more appropriate for certain accounts than others and may determine to allocate a partial fill to such accounts. Factors, which IICO may consider in making allocation decisions include, among others: investment objectives and restrictions, cash availability and changes in cash flows, including current or anticipated redemptions, exchanges and capital contributions/withdrawals and IICO’s intended risk or concentration exposures for the applicable accounts. Other allocation methods which may be used by IICO include random and rotational allocation. Such allocation methods may be particularly appropriate when the transaction size is too limited to be effectively allocated pro rata among all eligible accounts.
IICO generally will not aggregate trades for clients who have limited IICO’s brokerage discretion with trades for other accounts. Notwithstanding the foregoing, IICO may attempt, when circumstances permit, to include transactions of clients who have directed the use of a particular broker-dealer in an aggregated order. In such transactions, the executing broker-dealer must agree to transfer that portion of the order relating to clients who have directed the use of a particular broker-dealer to the specified broker-dealer. If the executing broker-dealer does not agree to make this transfer, the order for the same security on behalf of the directing clients will be executed through the specified broker-dealer and the cost of the transaction may be greater. In addition, there may be instances where a client that directs brokerage has negotiated a lower commission rate with the particular broker-dealer to whom they direct the transactions in their account. To the extent that IICO aggregates such client orders (in an effort to seek best execution) with other client transactions that have not directed brokerage, those participating in the block may pay a different commission rate than the client that has a directed brokerage arrangement and a negotiated rate.
Securities offered in initial public offerings (“IPOs”) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations. In addition, IICO often does not know the number of shares it will be allocated as a whole until after the order is placed. IICO has adopted procedures designed to ensure fair and equitable allocation of IPOs among IICO’s clients, over time. Under these procedures, IPOs are generally allocated pro rata based on the total relative assets of each participating account, subject to adjustments for de minimis allocations and round lots. Accounts for which an IPO is more suitable may receive greater allocations than accounts with less suitable investment strategies. An IPO may be allocated on a basis other than total assets for good cause if all clients receive fair and equitable treatment. For example, shares otherwise allocable to a participating account based on a pro rata allocation may be reduced or eliminated to accommodate cash availability, position limitations and investment restrictions.
When selecting broker-dealers to execute client portfolio transactions, IICO may consider the value of eligible brokerage and research products and services (each a “soft dollar service”) provided by broker-dealers, as long as such consideration does not jeopardize IICO’s ability to seek best execution. Broker-dealers typically provide a bundle of services, including research and execution of transactions. When appropriate under its discretionary authority and consistent with its duty to seek best execution, IICO directs brokerage transactions for client accounts to broker-dealers who provide IICO with useful soft dollar services. Soft dollar services may be proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but paid for and provided to IICO by the broker-dealer). The brokerage commissions used to acquire soft dollar services in these arrangements are commonly referred to as “soft dollars”. IICO may use soft dollars to acquire either type of research however, IICO will not enter into any agreement or understanding with a broker-dealer that would obligate IICO to direct a specific amount of brokerage business to that broker-dealer in return for a soft dollar service. Nonetheless, certain broker-dealers may state in advance the amount of brokerage commissions they require for certain soft dollar services and the applicable cash equivalent. IICO may use soft dollars to acquire soft dollar services that are also available for cash where consistent with applicable law.
Section 28(e) of the U.S. Securities Exchange Act of 1934, as amended, provides a “safe harbor” which allows an investment adviser to pay for eligible soft dollar services with commission dollars generated by client securities transactions. IICO has entered into certain arrangements whereby it receives brokerage and research products and services with “soft dollars” in accordance with Section 28(e). When an adviser pays more than the lowest available commission in recognition of the receipt of soft dollar services, the adviser is said to be “paying up.” Under SEC interpretations, soft dollars may be used for, among other things, eligible soft dollar services which assist IICO in meeting its clients’ investment objectives and IICO’s relevant responsibilities to its client accounts. The receipt of soft dollar services in exchange for “soft dollars” benefits IICO by among other things, allowing IICO, at no cost to it, to supplement its own research, analysis and execution facilities, to receive the views and information of individuals and research staffs at other securities firms and those of issuer personnel and to gain access to persons having special expertise on certain companies, industries, economic areas and market factors. This may relieve IICO of expenses that it might otherwise bear in obtaining the same or comparable services on its own.
Soft dollar services, including research, are not always utilized by IICO, in whole or in part, for the specific account that generated the soft dollars and IICO does not usually attempt to allocate the relative costs or benefits of research or other soft dollar services among accounts because it believes that, in the aggregate, the soft dollar services it receives benefit clients by assisting IICO in fulfilling its overall duty to its clients. For example, fixed-income funds and accounts normally do not generate soft dollars to pay for products. Therefore, where services used to manage fixed-income accounts are paid for using soft dollars, the soft dollars have been generated entirely by equity accounts. In other words, the fixed-income accounts may receive the benefit of the services even though they have been paid for by soft dollars generated by equity accounts. In this connection, it should be noted that the value of many soft dollar services including, particularly, research cannot be measured precisely, and commissions paid for such services cannot always be allocated to clients in direct proportion to the value of the item to each client.
IICO may also use soft dollars to pay for a portion of certain “mixed use” services (i.e., services which provide both eligible and non-eligible benefits or encompass multiple functionalities some of which are not eligible for the safe harbor). Although the allocation between soft dollars and cash is not always capable of precise calculation, IICO makes a good faith effort to allocate payment for such services appropriately by paying cash for that portion of the cost of the soft dollar service which is attributable to a use or functionality which is not, itself, eligible under the safe harbor. Records of such allocations and payments are maintained.
IICO does not generate soft dollar credit from client-directed brokerage transactions, which are described in more detail above. However, in an effort to achieve best execution, trades for such accounts may be combined or aggregated with fund trades that do generate soft dollar credit and, therefore, the accounts may pay the commission rates applicable to such trades.
Sub-Adviser: T. Rowe Price
T. Rowe Price seeks best execution on all trades consistent with fiduciary and regulatory requirements. T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e). Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided.

An adviser may make such a determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Therefore, research may not necessarily benefit all accounts paying commissions to such broker-dealers. Broker-dealers may provide proprietary research to T. Rowe Price in connection with brokerage relationships, including fixed income relationships.
Sub-Adviser: Wellington Management
Wellington Management seeks best available price and most favorable execution (“Best Execution”) of the orders placed by our Portfolio Managers. We define Best Execution as a process, not a result: it is the process of executing portfolio transactions at prices and, if applicable, commissions that provide the most favorable total cost or proceeds reasonably obtainable under the circumstances (taking into account all relevant factors). Trading practices, regulatory requirements, liquidity, public availability of transaction information and commission structures vary considerably from one market to another. Best Execution incorporates many such factors, as well as the Portfolio Manager’s investment intentions, and involves an evaluation of the trading process and execution results over extended periods. We regularly monitor our trade executions to assess our effectiveness in seeking Best Execution and use third-party analysis where applicable. We can never know with certainty that we have achieved Best Execution on any given trade, but we believe that over time we do achieve Best Execution.
Wellington Management will select brokers, dealers, futures commission merchants and other counterparties to effect all transactions for the Fund, including without limitation, with respect to transactions in securities, derivatives, foreign currency exchange, commodities and/or any other investments in accordance with Wellington Management’s Policy and Procedures on Order Execution as amended from time to time. Wellington Management will place all orders with brokers, dealers, counterparties or issuers, and will negotiate brokerage commissions, spreads and other financial and non-financial terms, as applicable. Wellington Management will act in good faith and with reasonable skill and care in the selection, use and monitoring of Brokers and shall seek Best Execution of the Fund’s trades, considering all relevant circumstances. Subject to the foregoing, Wellington Management will seek to execute transactions for the Fund in accordance with the Wellington Management’s trading policies, as disclosed by Wellington Management to the Fund from time to time. Wellington Management executes orders with broker/dealers that provide research services to us when the trader handling the order believes that the broker/ dealer can provide Best Execution. In instances where the trader believes that more than one broker/dealer can provide Best Execution (which is often the case), the trader may consider the research services provided by a broker/ dealer as a deciding factor in choosing a particular broker/dealer to execute the order.
On occasions when Wellington Management deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, Wellington Management, to the extent permitted by applicable law and as provided in its Policies and Procedures regarding Allocation of Trades, may, but is not required to, aggregate the securities to be so sold or purchased in order to seek to obtain the best execution or lower brokerage commissions, if any, to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Wellington Management in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers.
Purchase and Redemption of Shares
Shares of the Trust are currently offered continuously at prices equal to the respective net asset values of the Funds only to Minnesota Life, and to certain of its life insurance affiliates, in connection with its variable life insurance policies and variable annuity contracts. Securian Financial serves as the Trust’s underwriter. It is possible that at some later date the Trust may offer its shares to other investors and it reserves the right to do so.
Shares of the Trust are sold and redeemed at their net asset value next computed after a purchase or redemption order is received by the Trust. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which: (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, as a result of which disposal of Fund securities or determination of the net asset value of a Fund is not reasonably practicable; and (c) the SEC by order permits postponement for the protection of shareholders.
Trust Shares and Voting Rights
The Trust is a Delaware statutory trust organized on July 8, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established thirteen series, each previously named and defined collectively as the “Funds.”
All shares of all Funds have equal voting rights, except that only shares of a particular Fund are entitled to vote certain matters pertaining only to that Fund. Pursuant to the Investment Company Act and the rules and regulations thereunder, certain matters approved by a vote of all Trust shareholders may not be binding on a Fund whose shareholders have not approved such matter.
Each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to the arrangements pertaining to that class of shares. Further, each class of shares has separate voting rights on any other matter submitted to shareholders in which the interests of a class of shareholders differ from the interests of the holders of any other class of shares and to the extent required by the Amended and Restated Agreement and Declaration of Trust and bylaws of Securian Funds Trust, the Delaware Statutory Trust Act, and the 1940 Act.
Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Fund/Class and in net assets of such Fund/Class upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Fund/Class, when issued, are fully paid and non-assessable, have no preemptive, conversion, or similar rights, and are freely transferable. Trust shares do not have cumulative voting rights, which means that the holders of more than half of the Trust shares voting for election of trustees can elect all of the trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any trustees.
Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing trustees will be held when required by law, when or at such time as less than a majority of trustees holding office have been elected by shareholders, or at such other time as the trustees then in office deem it appropriate to call a shareholders’ meeting for the election of trustees. At meetings of shareholders, each share is entitled to one vote for each share owned. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of trustees can elect all of the trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.
The Declaration of Trust provides that a trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.
Because of the pass-through voting structure of variable insurance contracts, the owners of the variable annuity contracts and variable life insurance policies (“Contract owners”) who invest in the Trust are entitled to provide voting instructions to Minnesota Life and any other insurance company with regard to Trust shares held in insurance company separate account(s) on behalf of such Contract owners. Minnesota Life is required by law to request voting instructions from Contract owners with respect to such shares and must vote shares in accordance with the instructions received. In addition, with respect to shares for which no voting instructions are received, Minnesota Life must vote such shares in proportion to the shares for which voting instructions are received. As a result, a small number of voting Contract owners may be able to control the Trust.
Principal Shareholders
The officers and trustees of the Trust cannot directly own shares of the Funds, but may own shares indirectly by purchasing a variable life insurance policy or variable annuity contract through Minnesota Life or another participating life insurance company. As a result, such officers and trustees as a group own less than 1% of the outstanding shares of each Fund.
No shareholder owns 5% or more of the outstanding shares of any Fund except as set forth below. As of March 31, 2021, all of the outstanding shares of each Fund were owned by Minnesota Life Insurance Company and its life insurance affiliates, 400 Robert Street North, St. Paul, Minnesota 55101-2098, in the following amounts:
Fund Name	Shares Outstanding
SFT Balanced Stabilization Fund	35,896,316
SFT Core Bond Fund Class 1	2,168,158
SFT Core Bond Fund Class 2	186,249,130
SFT Equity Stabilization Fund	26,848,315
SFT Government Money Market Fund	200,265,336
SFT Index 400 Mid-Cap Fund Class 1	2,616,801
SFT Index 400 Mid-Cap Fund Class 2	29,571,083
SFT Index 500 Fund Class 1	17,434,000
SFT Index 500 Fund Class 2	46,598,588
SFT International Bond Fund Class 1	659,849
SFT International Bond Fund Class 2	38,376,566
SFT Ivysm Growth Fund	20,832,329
SFT Ivysm Small Cap Growth Fund	8,030,512
SFT Real Estate Securities Fund Class 1	1,229,300
SFT Real Estate Securities Fund Class 2	22,067,168
SFT T. Rowe Price Value Fund	11,319,119
SFT Wellington Core Equity Fund Class 1	81,074
SFT Wellington Core Equity Fund Class 2	5,680,049
Net Asset Value
The net asset value of the shares of the Funds is computed once daily, and, in the case of SFT Government Money Market Fund, after the declaration of the daily dividend, as of the primary closing time for business on the New York Stock Exchange (as of the date hereof the primary close of trading is 3:00 p.m. (Central Time), but this time may be changed) on each day, Monday through Friday, except (i) days on which changes in the value of such Trust’s portfolio securities will not materially affect the current net asset value of such Trust’s shares, (ii) days during which no such Trust’s shares are tendered for redemption and no order to purchase or sell such Trust’s shares is received by such Fund and (iii) customary national business holidays on which the New York Stock Exchange is closed for trading (as of the date hereof, New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). The net asset value per share of each Fund is computed by adding the sum of the value of the securities held by that Fund plus any cash or other assets that it holds, subtracting all of its liabilities, and dividing the result by the total number of shares outstanding in that Fund at that time. Expenses, including the investment advisory fee payable to Securian AM, are accrued daily. Net asset value per share is computed separately by Class for each Fund offered in two classes. Because different expenses are applicable to Class 1 and Class 2 shares, the net asset value per share of Class 1 shares of a Fund generally will not be the same as the net asset value per share of Class 2 of the same Fund.
Securities, except securities held by the SFT Government Money Market Fund, including put and call options, which are traded OTC and on a national exchange will be valued according to the broadest and most representative market. A security which is only listed or traded on an exchange, or for which an exchange is the most representative market, is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the date of valuation, prior to the time as of which assets are valued, the security generally is valued at the last bid price on that exchange. Futures contracts will be valued in a like manner, except that open futures contracts sales will be valued using the closing settlement price or in the absence of such a price, the most recent quoted bid price. All other securities for which OTC market quotations are readily available are valued on the basis of the last current bid price. When market quotations are not readily available, such securities are valued at fair value as determined in good faith by the Securian AM Valuation Committee under the supervision of the Board of Trustees and in accordance with Board-approved valuation policies and procedures. Other assets also are valued at fair value as determined in good faith by the Board of Trustees. A Fund’s investments will also be valued at fair value by the Pricing Committee if Securian AM determines that an event impacting the value of an investment occurred after the close of the security’s primary exchange or market (for example, a foreign exchange or market) and before the time the Fund’s share price is calculated. Despite best efforts, there is an inherent risk that the fair value of an investment may be higher or lower than the value the Fund would have received if it had sold the investment. Debt securities may be valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional-size trading units of debt securities, without regard to sale or bid prices, when such valuations are believed to more accurately reflect the fair market value of such securities. Short-term investments in debt securities are valued daily at market.
All instruments held by the SFT Government Money Market Fund are valued on an amortized cost basis. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument in the Fund, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Fund computed by dividing the annualized daily income of the Fund by the net asset value computed as described above may tend to be higher than a like computation made by a portfolio with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its securities.
The SFT Government Money Market Fund values its portfolio securities at amortized cost in accordance with Rule 2a-7 under the Investment Company Act. Pursuant to Rule 2a-7, the Board of Trustees of the Trust has determined, in good faith based upon a full consideration of all material factors, that it is in the best interests of the Fund and its shareholders to maintain a stable net asset value per share for such Portfolio of a constant $1.00 per share by virtue of the amortized cost method of valuation. The Fund will continue to use this method only so long as the Board of Trustees believes that it fairly reflects the market-based net asset value per share. In accordance with Rule 2a-7, the Board of Trustees has undertaken, as a particular responsibility within the overall duty of care owed to the Fund’s shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund’s investment objective, to stabilize the Fund’s net asset value per share at a single value. These procedures include the periodic determination of any deviation of current net asset value per-share calculated using available market quotations from the Fund’s amortized cost price per-share, the periodic review by the Board of the amount of any such deviation and the method used to calculate any such deviation, the maintenance of records of such determinations and the Board’s review thereof, the prompt consideration by the Board if any such deviation exceeds 1/2 of 1%, and the taking of such remedial action by the Board as it deems appropriate where it believes the extent of any such deviation may result in material dilution or other unfair results to investors or existing shareholders. Such remedial action may include reverse share splits, redemptions in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations.
Taxes
Each Fund is treated as a separate entity for federal income tax purposes. The SFT International Bond Fund qualifies as a “regulated investment company” (a “RIC”) as defined by Subchapter M of the Code, for federal income tax purposes.1 As a RIC, the Fund pays its shareholders dividends from its net investment income, and intends to distribute any net capital gains that it realizes. These dividends and net capital gains distributions (“Distributions”), if any, are generally paid once a year. Distributions are reinvested in additional shares of the Fund. Any such reinvestment is made at the NAV of the Fund on the payment date. Minnesota Life and Securian Life are the shareholders of the Fund, through their respective separate accounts, and are required to report their respective shares of ordinary income, dividends, interest, and short or long term capital gains.
It is expected that the SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund each will be treated as a disregarded entity for federal income tax purposes. The Trust intends that the Funds other than the SFT International Bond Fund, SFT Balanced Stabilization Fund, SFT Equity Stabilization Fund and SFT T. Rowe Price Value Fund will qualify as partnerships for federal income tax purposes. Funds treated as disregarded entities or partnerships for federal income tax purposes are not required to distribute taxable income. Funds other than the SFT International Bond Fund and SFT Government Money Market Fund will not distribute taxable income. The SFT Government Money Market Fund will distribute taxable income as necessary to maintain a one dollar ($1.00) per share net asset value.
A Fund that qualifies as a partnership generally is not subject to income tax, subject to the application of certain partnership audit rules, and any income, gains, deductions or losses of the Fund would instead pass through and be taken into account for federal income tax purposes by its partners, which would be Minnesota Life and Securian Life through their respective separate accounts.
A Fund that qualifies as a disregarded entity is disregarded for federal income tax purposes as an entity separate from its owner. The owner is treated as directly owning the assets of the disregarded entity and takes into account for federal income tax purposes the income, gains, deductions and losses related to those assets.
To enable a variable annuity contract or variable life insurance policy based on an insurance company separate account to qualify for favorable tax treatment under the Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Code and the Investment Company Act. Failure by the Fund to meet those special requirements could cause earnings on a contract or policy owner’s interest in an insurance company separate account, including earnings attributable to the separate account’s investment in the Fund, to be taxable to the contract owner as income immediately.
A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert capital gain into ordinary income or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of income received by the Fund.
Some of a Fund’s investments, such as certain option transactions as well as futures contracts, may be “Section 1256 contracts.” Gains and losses on Section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for federal income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).
Certain positions undertaken by a Fund may constitute “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund, and losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income. Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.
If more than 50% of a RIC’s total assets at the end of a fiscal year is invested in foreign securities, the RIC may elect to pass through to its shareholders their pro rata share of foreign taxes paid by the RIC. If this election is made, the RIC may report more taxable income than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Funds due to certain limitations that may apply. The SFT International Bond Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by such RIC. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. Any of the Funds taxed as a partnership for federal income tax purposes also may pass-through foreign taxes it pays to partners for such partners to either deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax.
Under the new partnership audit rules, which are generally applicable to tax years beginning after December 31, 2017, the IRS may collect any taxes resulting from audit adjustments to the Funds' income tax returns (including any applicable penalties and interest) directly from a Fund. In that case, current investors would bear some or all of the tax liability resulting from such audit adjustment, even if they did not own interests in the Fund during the tax year under audit. The Funds may have the ability to shift any such tax liability to the investors in accordance with their interests in the Funds during the year under audit, but there can be no assurance that the Funds will be able to do so under all circumstances. For taxable years not subject to the new audit rules, items of Fund income, gain, loss, deduction and credit will be determined at the Fund level in a unified audit. NO REPRESENTATION OR WARRANTY OF ANY KIND IS MADE WITH RESPECT TO THE TAXATION, DEDUCTIBILITY OR CAPITALIZATION OF ANY ITEM BY THE FUNDS OR INVESTORS. In addition, the “partnership representative” will have the sole authority to act on the Funds' behalf for purposes of, among other things, federal income tax audits and judicial review of administrative adjustments by the IRS, and any such actions will be binding on the Fund and all of the investors.
The foregoing is a general summary of applicable provisions of the Code and Treasury Regulations now in effect and as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as current interpretations thereof, may be changed at any time by legislative, judicial or administrative action.

As the sole shareholders of the Trust will be Minnesota Life, Securian Life and their respective separate accounts, this statement does not discuss federal income tax consequences to the shareholder. For tax information with respect to an owner of a contract issued in connection with the separate accounts, see the Prospectus for those contracts.
The Standard & Poor’s License
Standard & Poor’s Dow Jones Indices (“S&P®”) is a division of the S&P Global, Inc. S&P® has trademark rights to the marks “Standard & Poor’s®,” “S&P®,” “S&P 500®, “S&P 400®,” “Standard & Poor’s 500®,” “Standard & Poor’s MidCap 400®,” and “500®” and has licensed the use of such marks by the Trust, the SFT Index 500 Fund and the SFT Index 400 Mid-Cap Fund.
The SFT Index 500 Fund and the SFT Index 400 Mid-Cap Fund (collectively, the “Funds”) are not sponsored, endorsed, sold or promoted by S&P®. S&P® makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500® Index or the S&P MidCap 400 Index to track general stock market performance. S&P®’s only relationship to the Funds is the licensing of certain trademarks and trade names of S&P® and of the S&P 500® Index and the S&P MidCap 400® Index which are determined, composed and calculated by S&P® without regard to the Fund. S&P® has no obligation to take the needs of the Funds or the owners of the Trust into consideration in determining, composing or calculating the S&P 500® Index or the S&P MidCap 400® Index. S&P® is not responsible for and has not participated in the determination of the net asset value or public offering price of the Funds nor is S&P® a distributor of the Fund. S&P® has no obligation or liability in connection with the administration, marketing or trading of the Funds.
S&P® DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN, NOR DOES S&P® HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P® MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUNDS, OWNERS OF THE TRUST, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MIDCAP 400® INDEX OR ANY DATA INCLUDED THEREIN. S&P® MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P 400® MIDCAP INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P® HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Financial Statements
The financial statements for the year ended December 31, 2020 for Securian Funds Trust, including the financial highlights for each of the respective periods presented, appearing in the Annual Report to Shareholders for Securian Funds Trust, and the report thereon of its independent registered public accounting firm, KPMG LLP, also appearing therein, are incorporated by reference in this Statement of Additional Information.
Ivy Service Mark
‘Ivy’ is the service mark of Ivy Distributors, Inc., an affiliate of the Ivy Investment Management Company, the investment sub-adviser to the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund.

Appendix A — Mortgage-Related Securities
Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor’s monthly payments to his lending institution are “passed-through” to investors such as the Trust. Most insurers or services provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.
Underlying Mortgages
Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. Some of these loans are made to purchasers of mobile homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.
All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.
Liquidity and Marketability
Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. The recently introduced private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placements, in which case only a limited secondary market exists, and the security is considered illiquid.
Average Life
The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.
As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life. The assumed average life of pools of mortgages having terms of less than 30 years is less than 12 years, but typically not less than 5 years.
A-1

Yield Calculations
Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates and the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above.
Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Funds. The compounding effect from reinvestments of monthly payments received by the Funds will increase the yield to shareholders compared to bonds that pay interest semi-annually.
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Appendix B — Bond and Commercial Paper Ratings
Bond Ratings
Moody’s Investors Service, Inc. describes its six highest ratings for corporate bonds and mortgage-related securities as follows:
Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Moody’s Investors Service, Inc. also applies numerical modifiers, 1, 2, and 3, in each of these generic rating classifications. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Standard & Poor’s Corporation describes its six highest ratings for corporate bonds and mortgage-related securities as follows:
AAA. Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA. Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A. Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
B-1

BBB. Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB. Debt rated “BB” has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments.
B. Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB-” rating.
Standard & Poor’s Corporation applies indicators “+”, no character, and “-” to the above rating categories. The indicators show relative standing within the major rating categories.
Commercial Paper Ratings
The rating Prime-1 is the highest commercial paper rating assigned by Moody’s Investors Service, Inc. Among the factors considered by Moody’s Investors Service, Inc. in assigning the ratings are the following: (1) evaluation of the management of the issuer, (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; an (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.
The rating A-1 is the highest rating assigned by Standard & Poor’s Corporation to commercial paper which is considered by Standard & Poor’s Corporation to have the following characteristics:
Liquidity ratios of the issuer are adequate to meet cash redemptions. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.
B-2

Appendix C — Futures Contracts
Example of Futures Contract Sale
The Trust’s Funds would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund’s portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds (“Treasury bonds”). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.
In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.
The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.
If interest rate levels did not change prior to settlement date, the Fund, in the above example, would incur a loss of $2 if it delivered the portfolio security on the settlement date (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.
Example of Futures Contract Purchase
The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund’s basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.
For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.
Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9-1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise
C-1

from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.
The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.
If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.
In each transaction, nominal transaction expenses would also be incurred.
Tax Treatment
The treatment of futures contracts for federal income tax purposes is described herein under the section entitled “Taxes.”
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Appendix D — Securian Asset Management, Inc. Proxy Voting Policies and Procedures
General Policy
Securian AM has adopted policies and procedures relating to the voting of proxies (the “Proxy Voting Policies”) in connection with voting securities held by Securian Funds Trust and its Funds, excluding SFT Ivysm Growth, SFT Ivysm Small Cap Growth, SFT T. Rowe Price Value and SFT Wellington Core Equity Funds, that are designed to ensure that proxies are voted in the best interests of the Funds in accordance with Securian AM’s fiduciary duties and legal and regulatory requirements. For Funds in Securian Funds Trust where all proxy voting responsibilities have been delegated to the Fund’s investment sub-adviser, proxies are voted in accordance with such investment sub-adviser’s separate proxy voting policies.
The guiding principle by which Securian AM votes on all matters submitted to security holders is to seek the maximization of the ultimate economic value of the securities held by the Funds. This guiding principal involves not only the immediate impact of each proposal but other considerations with respect to the security of the shareholders’ investments over the long term.
The role of shareholders in corporate governance is typically limited. A majority of decisions regarding operations of the business of a corporation should be left to management’s discretion. It is Securian AM’s general policy that the shareholder should become involved with these matters when management has failed and the corporation’s performance has suffered or to protect the rights of shareholders to take action.
It is the general policy of Securian AM to vote on all matters presented to security holders in any proxy, but Securian AM reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Securian AM, the costs associated with voting such proxy outweigh the benefits to the Funds or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Funds. There may also be situations where Securian AM cannot vote proxies.
Guidelines and Proxy Adviser
Securian AM has retained Glass Lewis & Co (“Glass Lewis”) as a proxy adviser. Securian AM will, in most cases follow proxy voting guidelines developed by Glass Lewis (the “Guidelines”). However, these Guidelines are just that — guidelines; they are not strict rules that must be obeyed in all cases. Securian AM’s Proxy Voting Policies allow it to vote shares contrary to the typical vote indicated by the Guidelines if such a vote is in a Fund’s best interests.
The following are several common issues and how the Guidelines address these issues.
Board of Directors Issues
The Guidelines generally support the proposition that boards are most effective if at least two thirds of board members are independent.
The Guidelines generally support proposals separating the roles of Chairman of the Board and CEO whenever that question is posed in a proxy.
The Guidelines generally do not support a vote for a director who has failed to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.
The Guidelines generally do not support a vote for a director who has a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position.
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The Guidelines generally support declassifying boards and the annual election of directors.
The Guidelines generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.
Compensation and Say-on Pay
The Guidelines generally support a company’s approach on compensation provided that the company’s policies and procedures reasonably align compensation with performance and are adequately disclosed.
The Guidelines generally support annual shareholder votes on say-on pay.
Auditor Ratification
The Guidelines generally support management’s choice of auditor except when it is believed that the auditor’s independence or audit integrity has been compromised.
The Guidelines generally support employee stock purchase plans which are within the regulatory purchase limit.
Governance Structure and Shareholders
The Guidelines generally do not support shareholder rights plans (poison pills).
The Guidelines generally do not support a plan for increasing authorized shares absent a plan for the use of those shares.
The Guidelines provide for approval of cumulative voting on a case by case basis factoring in the independence of the board and the status of the company’s governance structure.
The Guidelines generally do not support supermajority vote requirements.
The Guidelines support proposals to adopt a provision preventing the payment of greenmail.
Environmental Social and Political Issues
The Guidelines support management in day to day management and policy decisions including those related to social, environmental or political issues unless the company has failed to adequately address the issues.
Oversight and Conflicts of Interest
Securian AM has an Investment Policy Committee, responsible for overseeing Securian AM proxy voting policies, approving proxy voting policies and making voting decisions on ballots that give rise to a conflict of interest. All conflicts of interest will be resolved in the interests of the Funds.
Books and Records
Securian AM maintains required records and upon request provides copies of all proxy voting decisions and votes cast to the extent required by applicable law and regulations.
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Appendix E — Brandywine Global Investment Management, LLC Proxy Voting Policy
Proxy Voting
I.     Client Accounts for which Brandywine Global Votes Proxies
Brandywine Global shall vote proxies for each client account for which the client:
A.	has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or
B.	without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.
Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.
At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.
II.     General Principles
In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global’s goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.
Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client’s investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.
III.     How Brandywine Global Votes Proxies
Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.
In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.
The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team’s assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.
In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.
IV.     Use of an Independent Proxy Service Firm
Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global’s portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.
With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global’s Proxy Administrator shall periodically review and assess such firm’s policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.
V.     Conflict of Interest Procedures
In furtherance of Brandywine Global’s goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee’s personal relationships or circumstances.
A.     Procedures for Identifying Conflicts of Interest
Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.
1.	Brandywine Global’s Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee’s interests and those of Brandywine Global clients.
2.	Brandywine Global treats client and wrap sponsor relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.
3.	As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Franklin Resources business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Franklin Resources-owned asset manager) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Franklin Resources business units and because of the existence of informational barriers between Brandywine Global and certain other Franklin Resources business units.
B.     Procedures for Assessing Materiality of Conflicts of Interest
1.	All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2.	The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.
3.	If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.
C.     Procedures for Addressing Material Conflicts of Interest
1.	With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:
a.	confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;
b.	confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;
c.	in the case of a conflict of interest resulting from a particular employee’s personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;
d.	disclosing the conflict to clients and obtaining their consent before voting;
e.	suggesting to clients that they engage another party to vote the proxy on their behalf; or
f.	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.
2.	A written record of the method used to resolve a material conflict of interest shall be maintained.
VI.     Other Considerations
In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.
A.     Share Blocking
Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B.     Securities on Loan
Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.
VII.     Proxy Voting-Related Disclosures
A.     Proxy Voting Independence and Intent
Brandywine Global exercises its proxy voting authority independently of other Franklin Resources-owned asset managers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global’s ultimate parent, Franklin Resources, Inc., any other Franklin Resources business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.
Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global employee receives a request to disclose Brandywine Global’s proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Franklin Resources business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global’s Chief Compliance Officer.
If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global’s Chief Compliance Officer before making or issuing a public statement.
B.     Disclosure of Proxy Votes and Policy and Procedures
Upon Brandywine Global’s receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client’s account, Brandywine Global must promptly provide the client with such requested information in writing.
Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global’s Proxy Voting policy and procedures is available upon request.
Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global’s response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C.     Delegation of Duties
Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.
VIII.     Shareholder Activism and Certain Non-Proxy Voting Matters
In no event shall Brandywine Global’s possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer’s approval of the proposed activism.
Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.
IX.     Recordkeeping
In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:
A.	a copy of this Policy and Procedures, including any and all amendments that may be adopted;
B.	a copy of each proxy statement that Brandywine Global receives regarding client securities;
C.	a record of each vote cast by Brandywine Global on behalf of a client;
D.	documentation relating to the identification and resolution of conflicts of interest;
E.	any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;
F.	a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and
G.	records showing whether or not Brandywine Global has proxy voting authority for each client account.
All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.
In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global’s behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines
Brandywine Global Diversified Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global’s Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
I.     Compensation
A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.
B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.
C.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.
D.	We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.
E.	We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company’s outstanding shares.
F.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.
G.	We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.
H.	We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.
II.     Governance
A.	We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.
B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.
III.     Anti-Takeover
We vote against anti-takeover measures, including without limitation:
A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).
B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.
IV.     Capital Structure
We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
V.     Business Management
We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Brandywine Global Fundamental Equities Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global’s Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts.
The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
I.     Compensation
A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non- employee or executive-only stock purchase program because of excessive dilution.
C.	We vote for measures that give shareholders a vote on executive compensation.
D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.
E.	We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.
F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.
G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.
II.     Governance
A.	We vote for cumulative shareholder voting.
B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.
C.	We vote against related-party transactions involving directors, senior members of company management or other company insiders.
III.     Anti-Takeover
We vote against anti-takeover measures:
A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).
B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

D.	Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.
IV.     Capital Structure
We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
V.     Business Management
We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly, it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles

Brandywine Global Fixed Income Portfolio Management Team
Proxy Voting Guidelines
Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team’s duty to act solely in the best interest of their client accounts holding the applicable security.
I.     Compensation
A.	We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.
B.	We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non- employee or executive-only stock purchase program because of excessive dilution.
C.	We vote for measures that give shareholders a vote on executive compensation.
D.	We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.
E.	We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.
F.	We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.
G.	We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock’s price at the time of the option grant.
II.     Governance
A.	We vote for cumulative shareholder voting.
B.	We vote against “catch-all” authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.
III.     Anti-Takeover
We vote against anti-takeover measures, including without limitation:
A.	Staggered Boards of Directors (for example, where 1/3 of a company’s Board is elected each year rather than the entire Board each year).
B.	Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).
C.	Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company’s outstanding shares.

IV.     Capital Structure
We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.
V.     Business Management
We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management’s role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Appendix F — Ivy Investment Management Company Proxy Voting Policy
The Funds have delegated all proxy voting responsibilities to IICO. IICO has established guidelines that reflect what it believes are desirable principles of corporate governance.
Listed below are several reoccurring issues and IICO’s corresponding positions.
Board of Directors Issues:
IICO generally supports proposals requiring that a majority of the board of directors consist of outside, or independent, directors.
IICO generally votes against proposals to limit or eliminate liability for monetary damages for violating the duty of care.
IICO generally votes against indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention. The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. IICO will support such protection so long as it does not exceed reasonable standards.
IICO generally votes against proposals requiring the provision for cumulative voting in the election of directors as cumulative voting may allow a minority group of shareholders to cause the election of one or more directors.
Corporate Governance Issues:
IICO generally supports proposals to ratify the appointment of independent accountants/auditors unless reasons exist which cause it to vote against the appointment.
IICO generally votes against proposals to restrict or prohibit the right of shareholders to call special meetings.
IICO generally votes against proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.
IICO generally votes for proposals to authorize an increase in the number of authorized shares of common stock.
IICO generally votes against proposals for the adoption of a Shareholder Rights Plan (sometimes referred to as “Purchase Rights Plan”). It believes that anti-takeover proposals generally are not in the best interest of shareholders. Such a Plan gives the board of directors virtual veto power over acquisition offers which may well offer material benefits to shareholders.
Executive/Employee Issues:
IICO generally will vote for proposals to establish an Employee Stock Ownership Plan (ESOP) as long as the size of the ESOP is reasonably limited.
Political Activity:
IICO generally will vote against proposals requiring the publication of reports on political activity or contributions made by political action committees (PACs) sponsored or supported by the corporation. PAC contributions generally are made with funds contributed voluntarily by employees, and provide positive individual participation in the political process of a democratic society. In addition, federal law and most state laws require full disclosure of political contributions made by PACs. This is public information and available to all interested parties. Requiring reports in newspaper publications results in added expense without commensurate benefit to shareholders.
Conflicts of Interest Between IICO and the Funds:
IICO will follow the procedures, established below, to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.
(1) Identifying Conflicts of Interest: IICO will evaluate the nature of its relationships to assess which, if any, might place the interests of IICO, as well as those of its affiliates, in conflict with those of the client or the Fund’s shareholders on a proxy voting matter. IICO will review the following three general categories with respect to any proxy voting matter to determine if there is a potential conflict:
•	Business Relationships — IICO will review any business relationships for a material conflict where IICO provides investment advisory services for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if IICO has determined that it (or an affiliate) otherwise has a similar significant relationship with a third party.
•	Personal Relationships — IICO will review any personal relationships where it (or an affiliate) has a known personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
•	Familial Relationships — IICO will review any family relationships where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of IICO (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of IICO. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. IICO or the Director of Research will also review all known relationships of portfolio managers and senior management for potential conflicts. IICO will designate an individual or committee to review all proxies to be voted by IICO on behalf of a client and identify any potential conflicts of interest on an ongoing basis.
(2) Determining “Material Conflicts”: IICO will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, IICO will determine materiality based on the reasonable likelihood that the relationship, in the particular context, could be viewed as important by the average shareholder.

(3) Procedures to Address Material Conflicts: IICO will use one or more of the following methods to vote proxies that have been determined to present a “Material Conflict.”
•	Use a Proxy Voting Service for Specific Proposals —As a primary means of voting material conflicts, IICO will vote in accordance with the recommendation of an independent proxy voting service (Institutional Shareholder Services (ISS) or another independent third party if a recommendation from ISS is unavailable).
•	Client directed — If the Material Conflict arises on a proxy to be voted for a third-party account and the client provides voting instructions on a particular vote, IICO will vote according to the directions provided by the client.
•	Use a Predetermined Voting Policy — If no directives are provided by an independent proxy voting service, IICO may vote material conflicts pursuant to the pre-determined Proxy Voting Policies, established therein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a material conflict and IICO uses this method, IICO will not be permitted to vary from the established voting policies established therein.
•	Seek Board Guidance — Finally, if the material conflict does not fall within one of the situations referenced above, IICO may seek guidance from the client or the Fund’s board of directors on voting the proxy for such matters. Under this method, IICO will disclose the nature of the conflict to the client or the Fund board (or a committee of the board of directors consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain consent or direction to vote the proxies.

Appendix G — T. Rowe Price Associates, Inc. and Its Investment Adviser Affiliates Proxy Voting Policies and Procedures
Responsibility to Vote Proxies
T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Administration of Policies and Procedures
Environmental, Social and Governance Committee. T. Rowe Price’s Environmental, Social and Governance Committee (“ESG Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The

ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
Proxy Voting Team. The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.
How Proxies are Reviewed, Processed and Voted
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients' holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The ESG Committee has developed custom international proxy voting guidelines based on ISS' general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest
The ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations – Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting, guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
Reporting, Record Retention and Oversight
The ESG Committee, and certain personnel under the direction of the ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Appendix H — Wellington Management Global Proxy Policy and Procedure
INTRODUCTION
Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.
STATEMENT OF POLICY
Wellington Management:
1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.
2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.
3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.
RESPONSIBILITY AND OVERSIGHT
The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.
PROCEDURES
Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts casts votes based on the Guidelines and maintains records of proxies voted.
Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.
Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.
Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For", “Against", “Abstain”) are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.
Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.
Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.
If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

OTHER CONSIDERATIONS
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.
Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).
ADDITIONAL INFORMATION
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

PART C.
OTHER INFORMATION
Item 28.    Exhibits
28 (a)(1)	Certificate of Trust of Securian Funds Trust, previously filed on May 1, 2012 as Exhibit 28(a)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (a)(2)	Amended and Restated Agreement and Declaration of Trust of Securian Funds Trust (approved October 23, 2012), previously filed on February 11, 2013 as Exhibit 28(a)(2), to Post-Effective Amendment Number 49 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (b)(1)	Bylaws of Securian Funds Trust, previously filed on May 1, 2012 as Exhibit 28(b)(1) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (c)	See Exhibits filed under Items 28 (a) and 28 (b) above.
28 (d)(1)	Investment Advisory Agreement between Securian Funds Trust and Advantus Capital Management, Inc. dated and effective as of May 1, 2012, with Schedule A as amended April 22, 2014, previously filed on April 28, 2014 as Exhibit 28(d)(1) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(1)(A)	Amended Schedule A, dated November 20, 2017, to the Investment Advisory Agreement between Securian Funds Trust and Advantus Capital Management, Inc., dated and effective May 1, 2012, previously filed on February 27, 2018 as Exhibit 28(d)(1)(A) to Post-Effective Amendment Number 66 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(1)(B)	Investment Advisory Agreement Amendment Number 1 between Securian Funds Trust and Securian Asset Management, Inc. dated and effective May 1, 2019, previously filed on April 29, 2019 as Exhibit 28(d)(1) to Post-Effective Amendment Number 69 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(1)(C)	Investment Advisory Agreement Amendment Number 2 between Securian Funds Trust and Securian Asset Management dated February 1, 2021, and effective May 1, 2021.
28 (d)(2)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Franklin Advisers, Inc. on behalf of the SFT Advantus International Bond Fund dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(d)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(3)	Letter Agreement among Franklin Advisers, Inc., Advantus Capital Management, Inc. and the Advantus International Bond Fund of Securian Funds Trust, dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(d)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(4)	Investment Sub-Advisory Agreement between Securian Asset Management, Inc. and Ivy Investment Management Company on behalf of the SFT Ivysm Growth Fund and SFT Ivysm Small Cap Growth Fund dated May 1, 2018, previously filed on April 27, 2018 as Exhibit 28(d)(4) to Post-Effective Amendment Number 67 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(5)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and T. Rowe Price Associates, Inc. on behalf of the SFT T. Rowe Price Value Fund dated May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(d)(6) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(5)(A)	First Amendment to the Investment Sub-Advisory Agreement between Securian Asset Management, Inc. and T. Rowe Price Associates, Inc., on behalf of the SFT T. Rowe Price Value Fund, dated October 1, 2018, previously filed on April 29, 2019 as Exhibit 28(d)(8) to Post-Effective Amendment Number 69 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(5)(B)	Second Amendment to the Investment Sub-Advisory Agreement between Securian Asset Management, Inc. and T. Rowe Price Associates, Inc., on behalf of the SFT. T. Rowe Price Value Fund, dated July 31, 2020.

28 (d)(6)	Letter Agreement among T. Rowe Price Associates, Inc., Securian Asset Management, Inc. and the T. Rowe Price Value Fund of Securian Funds Trust, dated July 31, 2020.
28 (d)(7)	Investment Sub-Advisory Agreement between Advantus Capital Management, Inc. and Wellington Management Company LLP, on behalf of the SFT Wellington Core Equity Fund, dated November 20, 2017, previously filed on February 27, 2018 as Exhibit 28(d)(7) to Post-Effective Amendment Number 66 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (d)(8)	Investment Sub-Advisory Agreement between Securian Asset Management, Inc. and Brandywine Global Investment Management, LLC dated May 1, 2021.
28 (e)	Underwriting and Distribution Agreement between Securian Funds Trust and Securian Financial Services, Inc. dated July 30, 2015, previously filed on August 31, 2015 as Exhibit 28(e) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (f)	Not applicable.
28 (g)	Custodian Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(g)(3) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(1)	Administrative Service Agreement dated October 29, 2015, between Securian Funds Trust, Advantus Capital Management, Inc. and Securian Financial Group, previously filed on November 17, 2015 as Exhibit 28(h)(1) to Post-Effective Amendment Number 58 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(2)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(h)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(2)(A)	Amendment #1, dated July 1, 2015, to the Participation Agreement dated May 1, 2014 between Securian Funds Trust, Advantus Capital Management, Inc. and Minnesota Life Insurance Company, previously filed on August 31, 2015 as Exhibit 28(h)(2)(A) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(3)	Participation Agreement among Securian Funds Trust, Advantus Capital Management, Inc. and Securian Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(h)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(4)	Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(h)(4) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(4)(A)	Amended Schedule D, effective May 1, 2014, to the Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on April 28, 2014 as Exhibit 28(h)(4)(A) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(4)(B)	Amendment dated August 25, 2014 to the Investment Accounting Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(4)(B) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(5)	Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(h)(5) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(5)(A)	Amended Schedule B, effective May 1, 2014, to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on April 28, 2014 as Exhibit 28(h)(5)(A) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(5)(B)	Amendment dated August 25, 2014 to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(5)(B) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(5)(C)	Amendment Number 2 dated July 14, 2015 to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(5)(C) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(5)(D)	Amendment Number 3 dated June 29, 2018 to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2012, previously filed on April 29, 2019 as Exhibit 28(h)(5)(D) to Post-Effective Amendment Number 69 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(5)(E)	Addendum to Fund Accounting and Administration Fee Schedule dated June 29, 2018 to the Administration Agreement between Securian Funds Trust and State Street Bank and Trust Company dated May 1, 2013, previously filed on April 29, 2019 as Exhibit 28(h)(5)(E) to Post-Effective Amendment Number 69 to Form N-1A, File Number 002-96990, is hereby incorporated by reference..
28 (h)(6)	Money Market Services Agreement between Securian Funds Trust, on behalf of the SFT Advantus Money Market Fund, and State Street Bank and Trust Company, dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(h) (6) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(6)(A)	Amended Fee Schedule, effective May 1, 2014, to the Money Market Services Agreement between Securian Funds Trust, on behalf of the SFT Advantus Money Market Fund, and State Street Bank and Trust Company dated May 1, 2012, previously filed on August 31, 2015 as Exhibit 28(h)(6)(A) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(6)(B)	Amendment, effective April 14, 2016, to the Money Market Services Agreement between Securian Funds Trust, on behalf of the SFT Advantus Money Market Fund, and State Street Bank and Trust Company, dated May 1, 2012, previously filed on April 29, 2016 as Exhibit 28 (h)(6)(B) to Post-Effective Amendment Number 61 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(7)	Rule 22c-2 Shareholder Information Agreement between Securian Funds Trust and Minnesota Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28 (h)(7) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(8)	Rule 22c-2 Shareholder Information Agreement between Securian Funds Trust and Securian Life Insurance Company dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(h)(8) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(9)	Restated Net Investment Income Maintenance Agreement among Advantus Capital Management, Inc., Securian Financial Services, Inc. and Securian Funds Trust dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(h)(9) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(10)	Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Dynamic Managed Volatility Fund, dated May 1, 2013, previously filed on February 11, 2013 as Exhibit 28(h)(10) to Post-Effective Amendment Number 49 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(11)	Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund, dated November 18, 2015, previously filed on August 31, 2015 as Exhibit 28(h)(11) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(11)(A)	Amendment, effective April 28, 2016, to the Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Managed Volatility Equity Fund, dated November 18, 2015, previously filed on April 29, 2016 as Exhibit 28(h)(11)(A) to Post-Effective Amendment Number 61 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.

28 (h)(12)	Participation Agreement between Securian Funds Trust, iShares Trust, iShares U.S. ETF Trust, iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., dated November 18, 2015, previously filed on November 17, 2015 as Exhibit 28(h)(12) to Post-Effective Amendment Number 58 to Form N1-A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(12)(A)	Amended Schedule A, effective April 1, 2016, to the Participation Agreement between Securian Funds Trust, iShares Trust, iShares U.S. ETF Trust, iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., dated November 18, 2015, previously filed on April 29, 2016 as Exhibit 28(h)(12)(A) to Post-Effective Amendment Number 61 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (h)(13)	Expense Limitation Agreement between Advantus Capital Management, Inc. and Securian Funds Trust, on behalf of the SFT Advantus Government Money Market Fund, dated November 1, 2017, previously filed on February 27, 2018 as Exhibit 28(h)(13) to Post-Effective Amendment Number 66 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (i)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP.
28 (j)	Consent of KPMG LLP.
28 (k)	Not applicable.
28 (l)	Letter of Investment Intent, previously filed by Registrant’s predecessor, Advantus Series Fund, Inc., on February 13, 1998, as Exhibit 24(b)(13) to Post-Effective Amendment Number 17 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (m)(1)	Rule 12b-1 Distribution Plan, approved July 30, 2015, previously filed on August 31, 2015 as Exhibit 28(m)(1) to Post-Effective Amendment Number 55 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (m)(2)	Fund Shareholder Service Agreement between Minnesota Life Insurance Company and Securian Financial Services, Inc. dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(m)(2) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (m)(3)	Fund Shareholder Services Agreement between Securian Life Insurance Company and Securian Financial Services, Inc. dated May 1, 2012, previously filed on May 1, 2012 as Exhibit 28(m)(3) to Post-Effective Amendment Number 47 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (n)	Securian Funds Trust Multiple Class Plan Pursuant to Rule 18f-3 effective May 1, 2014, previously filed on April 28, 2014 as Exhibit 28(n) to Post-Effective Amendment Number 53 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (o)	Reserved.
28 (p)(1)	Code of Ethics for Registrant, Securian Asset Management, Inc. and Affiliates dated January 1, 2019, previously filed on April 29, 2019 as Exhibit 28(p)(1) to Post-Effective Amendment Number 69 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (p)(2)	Code of Ethics for Franklin Templeton Investments dated September 2019.
28 (p)(3)	Code of Ethics for Ivy Investment Management Company (IICO) dated February 2020.
28 (p)(4)	Code of Ethics for T. Rowe Price Group, Inc. and Its Affiliates dated December 1, 2019, previously filed on April 29, 2020 as Exhibit 28(p)(5) to Post-Effective Amendment Number 71 to Form N-1A, File Number 002-96990, is hereby incorporated by reference.
28 (p)(5)	Code of Ethics for Wellington Management Company LLP dated June 1, 2020.
28 (p)(6)	Code of Ethics for Brandywine Global Investment Management, LLC dated October 2020.
28 (q)	Power of Attorney to sign Registration Statement executed by Trustees of Registrant.
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Item 29.    Persons Controlled by or Under Common Control with the Depositor or Registrant
Wholly-owned subsidiary of Minnesota Mutual Companies, Inc.:
Securian Holding Company (Delaware)
Wholly-owned subsidiaries of Securian Holding Company:
Robert Street Property Management, Inc.
Securian Financial Group, Inc. (Delaware)
Wholly-owned subsidiaries of Securian Financial Group, Inc.:
1880 Reinsurance Company (Vermont)
Lowertown Capital, LLC (Delaware)
Minnesota Life Insurance Company
Ochs, Inc.
Securian Asset Management, Inc.
Securian Casualty Company
Securian Financial Services, Inc.
Securian Holding Company Canada, Inc. (British Columbia, Canada)
Securian Ventures, Inc.
Wholly-owned subsidiaries of Minnesota Life Insurance Company:
Allied Solutions, LLC (Indiana)
Marketview Properties, LLC
Marketview Properties II, LLC
Marketview Properties III, LLC
Marketview Properties IV, LLC
Oakleaf Service Corporation
Securian AAM Holdings, LLC (Delaware)
Securian Life Insurance Company
Wholly-owned subsidiary of Allied Solutions, LLC:
Clauson Dealer Services, LLC (Delaware)
Majority-owned subsidiary of Securian AAM Holdings, LLC:
Asset Allocation & Management Company, L.L.C. (Delaware)
Wholly-owned subsidiary of Securian Holding Company Canada, Inc. (British Columbia, Canada):
Securian Canada, Inc. (British Columbia, Canada)
Wholly-owned subsidiaries of Securian Canada, Inc. (British Columbia, Canada):
Canadian Premier General Insurance Company (Ontario, Canada)
Canadian Premier Life Insurance Company (British Columbia, Canada)
CRI Canada Ltd. (British Columbia, Canada)
Selient, Inc. (Ontario, Canada)
Open-end registered investment company offering shares to separate accounts of Minnesota Life Insurance Company and Securian Life Insurance Company:
Securian Funds Trust
Majority-owned subsidiaries of Securian Financial Group, Inc.:
Empyrean Holding Company, Inc. (Delaware)
Securian Trust Company, N.A.

Wholly-owned subsidiary of Empyrean Holding Company, Inc. (Delaware):
Empyrean Benefit Solutions, Inc. (Delaware)
Wholly-owned subsidiaries of Empyrean Benefit Solutions, Inc. (Delaware):
Empyrean Insurance Services, Inc. (Texas)
Spinnaker Holdings, LLC (Delaware)
Wholly-owned subsidiaries of Spinnaker Holdings, LLC (Delaware):
Bloom Health Insurance Agency, LLC (Delaware)
Bloom Health Services, LLC (Delaware)
Unless indicated otherwise parenthetically, each of the above corporations is a Minnesota corporation.
Item 30.    Indemnification
The Trust’s Amended and Restated Agreement and Declaration of Trust provides in Article VII, Section 4 thereof that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a Trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31.    Business and Other Connections of Investment Adviser
(a)	Securian Asset Management, Inc.
Securian Asset Management, Inc. is the investment adviser to the Trust. In addition to the Trust, it manages the investment portfolios of a number of insurance companies, including Minnesota Life and its subsidiary life insurance companies, and certain associated separate accounts.

Directors and Officers Of Investment Adviser	Office with Investment Adviser	Other Business Connections
David M. Kuplic	President, Chief Investment Officer and Director	Senior Vice President, Minnesota Life Insurance Company; Senior Vice President, Securian Financial Group, Inc.; Senior Vice President, Securian Life Insurance Company; President and Manager, Marketview Properties, LLC; President and Manager, Marketview Properties II, LLC; President and Manager, Marketview Properties III, LLC; President and Manager, Marketview Properties IV, LLC; President, Managing Director and Manager, Lowertown Capital, LLC; President and Interested Trustee, Securian Funds Trust

Directors and Officers Of Investment Adviser	Office with Investment Adviser	Other Business Connections
Gary M. Kleist	Senior Vice President – Chief Financial Officer and Chief Operations Officer	Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Financial Vice President, Marketview Properties, LLC; Financial Vice President, Marketview Properties II, LLC; Financial Vice President, Marketview Properties III, LLC; Financial Vice President, Marketview Properties IV, LLC; Vice President and Treasurer, Securian Funds Trust
Craig M. Stapleton	Senior Vice President, Director and Portfolio Manager	Vice President, Securian Financial Group, Inc.; Vice President, Minnesota Life Insurance Company; Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC; Vice President, Marketview Properties III, LLC; Vice President, Marketview Properties IV, LLC
Erica A. Bergsland	Senior Vice President	Second Vice President, Securian Financial Group, Inc.; Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC; Vice President, Marketview Properties III, LLC; Vice President, Marketview Properties IV, LLC
Thomas B. Houghton	Senior Vice President and Portfolio Manager
John R. Leiviska	Senior Vice President
Sean M. O’Connell	Senior Vice President	Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC; Vice President, Marketview Properties III, LLC; Vice President, Marketview Properties IV, LLC
Jennifer M. Pedigo	Senior Vice President	Vice President, Minnesota Life Insurance Company; Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company
Matthew K. Richmond	Senior Vice President and Portfolio Manager
Michael T. Steinert	Senior Vice President and Chief Compliance Officer	Chief Compliance Officer, Securian Funds Trust
Jennifer L. Wolf	Senior Vice President, Chief Legal Officer and Secretary	Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company; Vice President, Marketview Properties, LLC; Vice President, Marketview Properties II, LLC; Vice President, Marketview Properties III, LLC; Vice President, Marketview Properties IV, LLC

Directors and Officers Of Investment Adviser	Office with Investment Adviser	Other Business Connections
Michael C. Anderson	Vice President
Joseph R. Betlej	Vice President and Portfolio Manager
Lowell R. Bolken	Vice President and Portfolio Manager
Merlin L. Erickson	Vice President and Portfolio Manager
Jeremy P. Gogos Ph.D.	Vice President and Portfolio Manager
Chris P. Gudmastad	Vice President and Portfolio Manager
Lena S. Harhaj	Vice President and Portfolio Manager
Tyler J. Haskovec	Vice President
Daniel A. Henken	Vice President and Portfolio Manager
Brian J. Hennen	Vice President
Richard E. Krueger	Vice President
Robin J. Lenarz	Vice President
Lynette M. Pineda	Vice President
Michael S. Samuel	Vice President
Joseph W. Scanlan	Vice President
Drew R. Smith	Vice President
Jon R. Thompson	Vice President
James W. Ziegler	Vice President
Peter G. Berlute	Director	Vice President, Minnesota Life Insurance Company; Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Securian Trust Company N.A., Vice President and Treasurer, CRI Securities, LLC;
Robert J. Ehren	Director	Senior Vice President, Minnesota Life Insurance Company; Senior Vice President, Securian Financial Group, Inc.; Senior Vice President, Securian Life Insurance Company; Director, Securian Financial Foundation
Ann P. McGarry	Director	Second Vice President, Minnesota Life Insurance Company; Second Vice President, Securian Financial Group, Inc.; Second Vice President, Securian Life Insurance Company
The principal business address of Securian Asset Management, Inc. is 400 Robert Street North, St. Paul, Minnesota 55101. The principal business address of Lowertown Capital, LLC, Marketview Properties, LLC, Marketview Properties II, LLC, Marketview Properties III, LLC, Marketview Properties IV, LLC, Minnesota Life Insurance Company, Minnesota Mutual Companies, Inc., Securian Financial Group, Inc., Securian Holding Company, Securian Financial Services, Inc., Securian Life Insurance Company, and Securian Trust Company, N.A. is 400 Robert Street North, St. Paul, Minnesota 55101. The principal business address of CRI Securities, LLC is 2701 University Avenue SE, Minneapolis, Minnesota 55414.
The Board of Trustees of the Fund approved the replacement of the current subadvisor to the SFT International Bond Fund, Franklin Advisers, Inc., with Brandywine Global Investment Management, LLC, with an anticipated effective date of May 1, 2021. Disclosure in Item 31(b) and 31(c) includes information for both sub-advisers because in the event the replacement were to not take place on that date, Franklin Advisers, Inc., would continue to serve as the fund’s investment sub-adviser until such time as the replacement could be implemented.
31 (b) Brandywine Global Investment Management, LLC (Brandywine Global)

Brandywine Global operates as an indirect wholly owned subsidiary of Franklin Resources, Inc (Franklin Templeton) with principal offices at 1735 Market Street, 18th Floor, Philadelphia, PA 19104. The majority of the Firm’s business is conducted at this location, including the vast majority of investment management, operations, and client service.
For additional information about other business activities of Brandywine Global and its affiliates, please see the Brandywine Global Form ADV (SEC File 801-27797), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of Brandywine Global and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
31 (c) Franklin Advisers, Inc. (Franklin)
Franklin is a wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson (former Chairman and Director of Resources) and Rupert H. Johnson, Jr., are the principal shareholders of Franklin Resources, Inc. Franklin serves as investment sub-adviser to the SFT International Bond Fund, and Franklin and its affiliates manage numerous other investment companies and accounts. The officers and directors of Franklin also serve as officers and/or directors or trustees for (1) the corporate parent of Franklin, Franklin Resources, Inc., and/or (2) other investment companies in Franklin Templeton Investments.
For additional information about other business activities of Franklin and its affiliates, please see the Franklin Form ADV (SEC File 801-26292), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of Franklin and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
31 (d) Ivy Investment Management Company (IICO)
IICO is a wholly owned subsidiary of Waddell & Reed Financial, Inc. (”WDR”), a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO serves as investment sub- adviser to the SFT Ivysm Growth Fund and the SFT Ivysm Small Cap Growth Fund, and IICO and its affiliates manage other investment companies and accounts.
For additional information about other business activities of IICO and its affiliates, please see the IICO Form ADV (SEC File 801-40372), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of IICO and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
31 (e) T. Rowe Price Associates, Inc. (T. Rowe Price)
T. Rowe Price Group, Inc. is a publicly owned company and was formed in 2000 as a holding company for the T. Rowe Price-affiliate companies. T. Rowe Price Group, Inc. owns 100% of the stock of T. Rowe Price, which in turn owns 100% of T. Rowe Price International Ltd. and T. Rowe Price (Canada), Inc. T. Rowe Price International Ltd. owns 100% each of T. Rowe Price Hong Kong Limited, T. Rowe Price Japan Inc., T. Rowe Price Australia Limited, T. Rowe Price (Luxembourg) Management SÀRL, and T. Rowe Price Singapore Private Ltd. Group. T. Rowe Price serves as the investment sub-adviser to the SFT T. Rowe Price Value Fund, and T. Rowe Price and its affiliates manage numerous other investment companies and accounts.
For additional information about other business activities of T. Rowe Price and its affiliates, please see the T. Rowe Price Form ADV (SEC File 801-856), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of T. Rowe Price and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
31 (f) Wellington Management Company LLP (Wellington Management)
Wellington Management Company LLP (“Wellington Management”) is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2020 Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.291 trillion in assets.
For additional information about other business activities of Wellington Management and its affiliates, please see the Wellington Management Form ADV (SEC File 801-15908), incorporated herein by reference, including Schedules A and D, which set forth the officers and directors of Wellington Management and information as to any business, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
Item 32.    Principal Underwriters
(a) Securian Financial Services, Inc. currently acts as a principal underwriter for the following additional investment companies:
Variable Fund D
Variable Annuity Account
Minnesota Life Variable Life Account
Minnesota Life Variable Universal Life Account
Securian Life Variable Universal Life Account
Minnesota Life Individual Variable Universal Life Account
(b) The name and principal business address, positions and offices with Securian Financial Services, Inc., and positions and offices with Registrant of each director and officer of Securian Financial Services, Inc. is as follows:
Name	Principal Business Address	Position and Offices with Underwriter	Position and Offices with Registrant
George I. Connolly	Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	President, Chief Executive Officer and Director	None
Warren J. Zaccaro	Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director	None
Gary R. Christensen	Minnesota Life Insurance Company 400 Robert Street North St. Paul, MN 55101	Director	None
Jeffrey D. McGrath	Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President	None
Kimberly K. Carpenter	Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Senior Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	None
Kjirsten G. Zellmer	Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President-Strategy and Business Operations	None
Kristin M. Ferguson	Securian Financial Services, Inc. 400 Robert Street North St. Paul, MN 55101	Vice President, Chief Financial Officer, Treasurer and Financial Operations Principal	None
Item 33.    Location of Accounts and Records
The physical possession of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by Minnesota Life, 400 Robert Street North, St. Paul, Minnesota 55101-2098; except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant’s securities is maintained by State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, as to the Funds.
Item 34.    Management Services
Not applicable.

Item 35.    Undertakings
(a) Not applicable.
(b) Not applicable.
(c) The Registrant hereby undertakes to furnish, upon request and without charge to each person to whom a prospectus is delivered, a copy of the Registrant’s latest annual report to shareholders containing the information called for by Item 5A.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of St. Paul and the State of Minnesota on the 29th day of April, 2021.
Securian Funds Trust
By  /s/ DAVID M. KUPLIC

David M. Kuplic, President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.
/s/ DAVID M. KUPLIC David M. Kuplic	President (principal executive officer)	April 29, 2021
/s/ GARY M. KLEIST Gary M. Kleist	Vice President and Treasurer (principal financial and accounting officer)	April 29, 2021
By  /s/ DAVID M. KUPLIC

David M. Kuplic
Attorney-in-Fact
LINDA L. HENDERSON* Linda L. Henderson	Trustee) ) ) ) ) )
JULIE K. GETCHELL* Julie K. Getchell	Trustee) ) ) ) )	Dated: April 29, 2021
WILLIAM C. MELTON* William C. Melton	Trustee) ) )
DAVID M. KUPLIC* David M. Kuplic	Trustee)
*	Registrant’s trustee executing power of attorney dated March 31, 2021, a copy of which is filed herewith.

SECURIAN FUNDS TRUST
EXHIBIT INDEX
Exhibit Item Number	Title of Exhibit
28 (d)(1)(C)	Investment Advisory Agreement Amendment Number 2 between Securian Funds Trust and Securian Asset Management dated February 1, 2021, and effective May 1, 2021.
28 (d)(5)(B)	Second Amendment to the Investment Sub-Advisory Agreement between Securian Asset Management, Inc. and T. Rowe Price Associates, Inc., on behalf of the SFT. T. Rowe Price Value Fund, dated July 31, 2020.
28 (d)(6)	Letter Agreement among T. Rowe Price Associates, Inc., Securian Asset Management, Inc. and the T. Rowe Price Value Fund of Securian Funds Trust, dated July 31, 2020.
28 (d)(8)	Investment Sub-Advisory Agreement between Securian Asset Management, Inc. and Brandywine Global Investment Management, LLC dated May 1, 2021.
28 (i)	Opinion and Consent of Stradley Ronon Stevens & Young, LLP.
28 (j)	Consent of KPMG LLP.
28 (p)(2)	Code of Ethics for Franklin Templeton Investments dated September 1, 2020.
28 (p)(3)	Code of Ethics for Ivy Investment Management Company (IICO) dated February 2020.
28 (p)(5)	Code of Ethics for Wellington Management Company LLP dated June 1, 2020.
28 (p)(6)	Code of Ethics for Brandywine Global Investment Management, LLC dated October 2020.
28 (q)	Power of Attorney to sign Registration Statement executed by Trustees of Registrant.
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